UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03980

Morgan Stanley Institutional Fund Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	September 30,

Date of reporting period:	September 30, 2018

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Core Plus Fixed Income Portfolio

Annual Report

September 30, 2018

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	18
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	23
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	39
Investment Advisory Agreement Approval	40
Privacy Notice	42
Trustee and Officer Information	45

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Core Plus Fixed Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2018

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Expense Example (unaudited)

Core Plus Fixed Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/18	Actual Ending Account Value 9/30/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
Core Plus Fixed Income Portfolio Class I	$1,000.00	$999.10	$1,023.06	$2.00	*	$2.03	*	0.40%
Core Plus Fixed Income Portfolio Class A	1,000.00	997.30	1,021.31	3.76	*	3.80	*	0.75
Core Plus Fixed Income Portfolio Class L	1,000.00	996.20	1,020.05	5.00	*	5.06	*	1.00
Core Plus Fixed Income Portfolio Class C	1,000.00	993.80	1,017.55	7.50	*	7.59	*	1.50
Core Plus Fixed Income Portfolio Class IS^	1,000.00	1,005.60	1,013.38	1.01	**	1.01	**	0.35

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 105/365 (to reflect the actual days accrued in the period).

***  Annualized.

^  The Fund commenced offering of Class IS Shares on June 15, 2018.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Fund seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –0.36%, net of fees. The Fund's Class I shares outperformed against the Fund's benchmark, the Bloomberg Barclays U.S. Aggregate Index (the "Index"), which returned –1.22%.

Factors Affecting Performance

•  Good economic performance led to demand for bonds that offer additional yields over government securities. The result was strong performance in most credit sectors. The Fund benefited from overweights to these better-performing credit sectors — namely, investment-grade and high-yield corporates, convertibles, asset-backed securities (ABS) and non-agency residential and commercial mortgage-backed securities. The Fund's underweight to agency mortgage-backed securities and overweight to emerging market (EM) bonds both detracted from relative performance.

•  U.S. Treasury yields rose over the period. Shorter maturities continued to rise as the Federal Reserve (Fed) increased the target fed funds rate by 100 basis points over the period. The yield curve flattened as 2-, 5-, 10-, and 30-year bond yields increased 134, 102, 73 and 35 basis points, respectively. This helped relative performance, as the Fund's portfolio was short U.S. duration (that is, positioned with less sensitivity to U.S. interest rates than the benchmark). Positioning in Treasury inflation-protected securities (known as TIPS) and swap spreads also boosted performance. The Fund's interest rate exposures are managed, in part, using Treasury futures and interest rate swaps.

•  Non-U.S. interest rate exposures helped performance over the period, particularly overweights to peripheral Europe relative to Germany and France, which helped as these spreads narrowed. Currency positioning hurt due to emerging market exposures. The Fund's non-U.S. interest rate exposures are managed, in part, using interest rate futures. The Fund's currency exposures are managed, in part, using foreign exchange forwards.

Management Strategies

•  The key price action investors are focused on at present is the rise in U.S. Treasury yields. Higher yields should not have been surprising, as the Federal Reserve has been clearly communicating its intention to keep on steadily raising interest rates, but the market had been reluctant to price in rate hikes beyond 2019. The recent strong growth data supports the case for more and a longer hiking cycle. In addition, with interest rate term premium estimates still negative, there is lots of potential for yields to rise through valuations normalizing along with tighter Fed policy being priced.

•  To the extent the Fed is raising interest rates because the economy is doing better, this should not necessarily be a headwind for risky assets. The risk of the Fed over-tightening seems small, especially given inflationary pressures remain subdued, and so the pace can always be slowed, as has happened multiple times during the current tightening cycle. While there is growing evidence of tight labor markets pushing up wage inflation, the pick-up mainly supports the argument that monetary policy needs to be tightened rather than it needs to be tightened faster. This should mean the impact on risky assets, in the U.S., is benign.

•  We remain constructive on corporate credit. Corporate earnings continue to be strong, heavy supply has been met with even stronger demand and the macro backdrop continues to improve. Economic indicators remain robust, especially in the U.S., while some key geopolitical concerns appear to be subsiding. The recent downward spiral from emerging markets has slowed and progress has been made in some ongoing trade disputes. Valuations remain around long-term average levels. We do not expect credit spreads to tighten rapidly from here. Rather, we expect spreads to grind tighter as we head into year-end, potentially generating some attractive excess returns in the process.

•  We also remain positive on securitized credit. We believe the U.S. economy remains strong, and consumer and real estate credit fundamentals continue to improve. Consumer balance sheets are improving due to low unemployment, increasing wages and higher savings rates, and consumer

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

confidence is at the highest levels in nearly 20 years. Total consumer debt remains at reasonable levels as interest rates remain historically low and credit card utilization rates are near the lowest levels in nearly 20 years. Additionally, ABS securitizations in the post-financial crisis era are generally being structured with very robust levels of credit protection, designed to withstand very high default levels. Security selection remains critical, but we believe consumer credit ABS can offer attractive relative value opportunities.

•  While we believe recent weakness in EM valuations has created market opportunities to add risk, we have become more selective as the outlook for EM fundamentals has become less certain. At a structural level, the world seems to be leaving global growth synchronicity behind and entering a new phase of diverging growth, as evidenced by still healthy growth in the U.S., stabilization in Europe and Japan, and, importantly, a more recent deceleration of activity in EM. Trade issues top the list of concerns, with U.S. and China locked in to what seems likely to be a protracted battle that could undermine growth expectations more broadly. Threats that the U.S. may consider expanding tariffs to the remaining $267 billion worth of U.S. imports from China could unleash another retaliatory round from the latter, thus weighing on global growth/market sentiment.i On the positive side, however, the announcement of a revamped North American Free Trade Agreement (named the U.S.-Mexico-Canada Agreement) highlights the ability of the U.S. to strike a deal and is an important step towards removing one large source of trade-related uncertainty.

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

i  Source: Financial Times, "Trump threatens new tariffs on $267 billion on Chinese goods," September 7, 2018.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

Performance Compared to the Bloomberg Barclays U.S. Aggregate Index(1) and the Lipper Core Plus Bond Funds Index(2)

	Period Ended September 30, 2018 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	–0.36%	5.10%	5.66%	7.09%
Fund — Class A Shares w/o sales charges(5)	–0.70	4.72	5.34	4.66
Fund — Class A Shares with maximum 4.25% sales charges(5)	–4.95	3.81	4.88	4.45
Fund — Class L Shares w/o sales charges(6)	–0.95	4.48	—	4.04
Fund — Class C Shares w/o sales charges(7)	–1.39	—	—	3.21
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	–2.36	—	—	3.21
Fund — Class IS Shares w/o sales charges(8)	—	—	—	0.56
Bloomberg Barclays U.S. Aggregate Index	–1.22	2.16	3.77	6.80
Lipper Core Plus Bond Funds Index	–0.86	2.64	5.08	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Returns for period less than one year are not annualized. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Bloomberg Barclays U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Core Plus Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Core Plus Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Core Plus Bond Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on November 14, 1984.

(5)  Commenced operations on November 7, 1996.

(6)  Commenced operations on April 27, 2012.

(7)  Commenced operations on April 30, 2015.

(8)  Commenced operations on June 15, 2018.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (96.7%)
Agency Adjustable Rate Mortgage (0.0%)
Federal Home Loan Mortgage Corporation, Conventional Pool: 12 Month USD LIBOR + 1.62%, 2.47%, 7/1/45	$151	$150
Agency Fixed Rate Mortgages (17.0%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
3.00%, 3/1/47	2,506	2,403
3.50%, 1/1/44 - 2/1/45	1,905	1,884
4.00%, 6/1/44 - 10/1/44	827	838
5.41%, 7/1/37 - 8/1/37	22	23
5.44%, 1/1/37 - 6/1/38	63	66
5.46%, 5/1/37 - 1/1/38	91	97
5.48%, 8/1/37 - 10/1/37	50	53
5.50%, 8/1/37 - 4/1/38	87	92
5.52%, 9/1/37 - 10/1/37	18	19
5.62%, 12/1/36 - 12/1/37	86	92
6.00%, 10/1/36 - 8/1/38	138	149
6.50%, 12/1/25 - 8/1/33	97	108
7.00%, 6/1/28 - 11/1/31	48	50
Federal National Mortgage Association,
Conventional Pools:
3.00%, 5/1/30 - 11/1/46	5,071	4,878
3.50%, 8/1/45 - 1/1/48	2,961	2,915
4.00%, 11/1/41 - 8/1/46	5,111	5,195
4.50%, 3/1/41 - 11/1/44	1,758	1,834
5.00%, 3/1/41	275	293
5.50%, 6/1/35 - 1/1/37	69	75
5.62%, 12/1/36	33	34
6.50%, 4/1/24 - 1/1/34	964	1,059
7.00%, 11/1/22 - 12/1/33	166	177
9.50%, 4/1/30	104	115
October TBA:
3.00%, 10/1/33 (a)	2,260	2,232
3.50%, 10/1/48 (a)	17,709	17,428
4.00%, 10/1/48 (a)	6,370	6,433
4.50%, 10/1/48 (a)	2,870	2,961
Government National Mortgage Association,
October TBA:
3.50%, 10/20/48 (a)	680	676
Various Pools:
3.50%, 11/20/40 - 7/20/46	2,659	2,648
4.00%, 8/20/41 - 3/20/43	599	615
6.50%, 5/15/40	630	708
		56,150
Asset-Backed Securities (14.9%)
Accredited Mortgage Loan Trust,
1 Month USD LIBOR + 0.60%, 2.82%, 4/25/34 (b)	981	949
American Homes 4 Rent Trust,
6.07%, 10/17/45 (c)	601	649
	Face Amount (000)		Value (000)
AMSR Trust,
1 Month USD LIBOR + 1.40%, 3.56%, 11/17/33 (b)(c)		$1,000	$1,002
Bayview Koitere Fund Trust,
3.62%, 3/28/33 (c)		420	419
Bayview Opportunity Master Fund Trust,
3.35%, 11/28/32 (c)		353	352
3.82%, 4/28/33 (c)		565	565
Blackbird Capital Aircraft Lease Securitization Ltd.,
5.68%, 12/16/41 (c)		672	693
CAM Mortgage Trust,
3.96%, 12/1/65 (c)		788	790
Consumer Loan Underlying Bond Credit Trust,
5.21%, 7/15/25 (c)		1,136	1,128
ContiMortgage Home Equity Loan Trust,
8.10%, 8/15/25		24	15
Finance of America Structured Securities Trust,
6.00%, 11/25/27 (b)(c)		1,380	1,348
GCAT LLC,
3.84%, 6/25/48 (c)		953	952
4.09%, 6/26/23 (c)		1,154	1,155
Invitation Homes Trust,
1 Month USD LIBOR + 2.00%, 4.16%, 6/17/37 (b)(c)		1,250	1,258
1 Month USD LIBOR + 2.25%, 4.41%, 12/17/36 - 7/17/37 (b)(c)		2,025	2,039
Labrador Aviation Finance Ltd.,
5.68%, 1/15/42 (c)		519	507
MAPS Ltd.,
4.21%, 5/15/43 (c)		678	678
METAL LLC,
4.58%, 10/15/42 (c)		1,009	1,013
MFA LLC,
3.88%, 5/25/48 (c)		1,163	1,160
4.16%, 7/25/48 (c)		1,141	1,141
MFA Trust,
3.35%, 11/25/47 (c)		1,032	1,024
Nationstar HECM Loan Trust,
3.97%, 9/25/27 (b)(c)		1,000	1,001
4.70%, 5/25/27 (c)		800	806
New Residential Mortgage LLC,
4.69%, 5/25/23 (c)		539	539
NewDay Funding,
1 Month GBP LIBOR + 2.10%, 2.82%, 8/15/26 (b)(c)	GBP	500	654
NRZ Excess Spread-Collateralized Notes,
4.37%, 1/25/23 (c)		$500	496
4.59%, 2/25/23 (c)		1,026	1,020
Oak Hill Advisors Residential Loan Trust,
3.00%, 7/25/57 (c)		977	964
Ocwen Master Advance Receivables Trust,
4.53%, 8/15/50 (c)		500	499

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Asset-Backed Securities (cont'd)
PNMAC FMSR Issuer Trust,
1 Month USD LIBOR + 2.35%, 4.57%, 4/25/23 (b)(c)	$750	$754
Pretium Mortgage Credit Partners LLC,
3.25%, 8/27/32 - 3/28/57(c)	2,095	2,084
3.33%, 12/30/32 (b)(c)	857	854
3.70%, 3/27/33 (c)	956	951
4.13%, 8/27/33 (c)	1,041	1,043
Progress Residential Trust,
1 Month USD LIBOR + 4.22%, 6.38%, 1/17/34 (b)(c)	1,100	1,112
Prosper Marketplace Issuance Trust,
3.36%, 11/15/23 (c)	900	895
4.87%, 6/17/24 (c)	450	450
5.50%, 10/15/24 (c)	1,296	1,285
PRPM LLC,
4.00%, 8/25/23 (b)(c)	626	622
RCO Mortgage LLC,
3.38%, 8/25/22 (c)	572	570
RCO V Mortgage LLC,
4.00%, 5/25/23 (c)	1,041	1,042
S-Jets Ltd.,
7.02%, 8/15/42 (c)	1,297	1,309
Sofi Consumer Loan Program Trust,
3.79%, 4/26/27 (c)	600	596
4.02%, 8/25/27 (c)	200	200
Stanwich Mortgage Loan Trust,
4.02%, 5/16/23 (c)	1,095	1,094
Start Ltd.,
4.09%, 5/15/43 (c)	1,171	1,169
Tricon American Homes Trust,
5.10%, 1/17/36 (c)	1,000	1,008
5.15%, 9/17/34 (c)	600	605
5.77%, 11/17/33 (c)	630	644
U.S. Residential Opportunity Fund Trust,
3.35%, 11/27/37 (c)	558	554
Upstart Securitization Trust,
5.00%, 8/20/25 (c)	750	747
Vantage Data Centers Issuer LLC,
4.07%, 2/16/43 (c)	398	398
VOLT LIX LLC,
3.25%, 5/25/47 (c)	345	344
VOLT LXIII LLC,
3.00%, 10/25/47 (c)	707	701
VOLT LXIV LLC,
3.38%, 10/25/47 (c)	877	873
VOLT LXIX LLC,
4.70%, 8/25/48 (c)	550	548
VOLT LXV LLC,
3.75%, 4/25/48 (c)	1,018	1,018
VOLT LXVI,
4.34%, 5/25/48 (c)	982	982
		49,268
	Face Amount (000)	Value (000)
Collateralized Mortgage Obligations — Agency Collateral Series (0.8%)
Federal Home Loan Mortgage Corporation,
1 Month USD LIBOR + 4.35%, 6.46%, 12/25/26 (b)(c)	$246	$259
1 Month USD LIBOR + 5.05%, 7.16%, 7/25/23 (b)	219	228
1 Month USD LIBOR + 5.25%, 7.36%, 7/25/26 (b)(c)	178	190
IO
0.46%, 11/25/27 (b)	23,927	641
0.57%, 8/25/27 (b)	14,903	494
IO REMIC
6.00% - 1 Month USD LIBOR, 3.84%, 11/15/43 (b)	1,129	136
6.05% - 1 Month USD LIBOR, 3.89%, 4/15/39 (b)	849	54
IO STRIPS
7.50%, 12/15/29	30	7
Federal National Mortgage Association,
IO
6.39% - 1 Month USD LIBOR, 4.17%, 9/25/20 (b)	3,407	153
IO PAC REMIC
8.00%, 9/18/27	108	22
IO REMIC
6.00%, 7/25/33	74	13
IO STRIPS
6.50%, 9/25/29 - 12/25/29	429	66
8.00%, 4/25/24	88	10
8.50%, 10/25/25	37	7
9.00%, 11/25/26	34	6
REMIC
7.00%, 9/25/32	221	248
Government National Mortgage Association,
IO
6.10% - 1 Month USD LIBOR, 3.94%, 7/16/33 (b)	977	25
5.00%, 2/16/41	250	62
IO PAC
6.15% - 1 Month USD LIBOR, 3.98%, 10/20/41 (b)	1,516	116
		2,737
Commercial Mortgage-Backed Securities (3.1%)
BAMLL Commercial Mortgage Securities Trust,
1 Month USD LIBOR + 4.00%, 5.00%, 12/15/31 (b)(c)	1,000	994
BBCMS Trust,
4.43%, 9/10/28 (b)(c)	1,037	998
BXP Trust,
1 Month USD LIBOR + 3.00%, 5.16%, 11/15/34 (b)(c)	1,150	1,157
Citigroup Commercial Mortgage Trust,
IO
1.03%, 11/10/48 (b)	2,785	117
1.10%, 9/10/58 (b)	4,780	231

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Commercial Mortgage-Backed Securities (cont'd)
COMM Mortgage Trust,
5.45%, 8/10/46 (b)(c)	$800	$772
IO
0.17%, 7/10/45 (b)	13,599	61
1.07%, 10/10/47 (b)	4,501	132
1.31%, 7/15/47 (b)	3,889	150
Commercial Mortgage Pass-Through Certificates,
4.72%, 2/10/47 (b)(c)	575	550
GS Mortgage Securities Trust,
4.92%, 8/10/46 (b)(c)	500	479
IO
0.95%, 9/10/47 (b)	5,731	193
1.50%, 10/10/48 (b)	5,329	361
HMH Trust,
6.29%, 7/5/31 (c)	450	434
InTown Hotel Portfolio Trust,
1 Month USD LIBOR + 2.05%, 4.21%, 1/15/33 (b)(c)	579	584
JP Morgan Chase Commercial Mortgage Securities Trust,
IO
0.65%, 4/15/46 (b)	6,956	156
0.94%, 12/15/49 (b)	4,554	181
1.23%, 7/15/47 (b)	10,244	320
JPMBB Commercial Mortgage Securities Trust,
4.82%, 4/15/47 (b)(c)	775	696
IO
1.19%, 8/15/47 (b)	4,307	196
WFRBS Commercial Mortgage Trust,
3.50%, 8/15/47 (c)	1,400	1,134
4.27%, 5/15/45 (b)(c)	425	395
		10,291
Corporate Bonds (36.7%)
Finance (16.2%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
4.13%, 7/3/23 (d)	1,150	1,143
Alexandria Real Estate Equities, Inc.,
3.95%, 1/15/27	175	169
American International Group, Inc.,
4.50%, 7/16/44	550	521
4.88%, 6/1/22	375	391
AvalonBay Communities, Inc.,
Series G
2.95%, 5/11/26	375	353
Banco Santander SA,
5.18%, 11/19/25 (d)	600	603
Bank of America Corp.,
3.97%, 3/5/29	675	659
4.24%, 4/24/38	225	220
6.11%, 1/29/37	250	288
	Face Amount (000)	Value (000)
MTN
4.00%, 1/22/25	$1,055	$1,042
4.25%, 10/22/26	1,088	1,077
Bank of Montreal,
3.80%, 12/15/32	800	748
Bank of New York Mellon Corp. (The),
MTN
3.65%, 2/4/24	525	526
Banque Federative du Credit Mutuel SA,
3.75%, 7/20/23 (c)	1,530	1,522
BNP Paribas SA,
4.40%, 8/14/28 (c)(d)	1,050	1,032
5.00%, 1/15/21	175	181
Boston Properties LP,
3.80%, 2/1/24	700	696
BPCE SA,
5.15%, 7/21/24 (c)	1,075	1,095
Brighthouse Financial, Inc.,
Series WI
3.70%, 6/22/27	1,175	1,045
Brookfield Finance LLC,
4.00%, 4/1/24	775	773
Capital One Bank USA NA,
3.38%, 2/15/23	1,625	1,583
Cigna Corp.,
3.88%, 10/15/47	500	428
Citigroup, Inc.,
3.89%, 1/10/28	1,500	1,458
6.68%, 9/13/43	120	148
8.13%, 7/15/39	350	507
Citizens Bank NA,
MTN
2.55%, 5/13/21	250	244
Colony Capital, Inc.,
5.00%, 4/15/23	375	352
Compass Bank,
3.50%, 6/11/21	800	796
Cooperatieve Rabobank UA,
3.95%, 11/9/22	650	647
Credit Agricole SA,
3.75%, 4/24/23 (c)	1,175	1,154
3.88%, 4/15/24 (c)	500	497
Credit Suisse Group AG,
3.57%, 1/9/23 (c)	250	245
Deutsche Bank AG,
2.70%, 7/13/20	625	612
3.95%, 2/27/23	850	826
Discover Bank,
7.00%, 4/15/20	250	262
Discover Financial Services,
3.95%, 11/6/24	750	734
Extra Space Storage LP,
3.13%, 10/1/35 (c)	250	265

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Federal Realty Investment Trust,
3.63%, 8/1/46	$250	$214
Five Corners Funding Trust,
4.42%, 11/15/23 (c)	500	514
GE Capital International Funding Co., Unlimited Co.,
4.42%, 11/15/35	615	580
Goldman Sachs Group, Inc. (The),
6.75%, 10/1/37	615	741
MTN
4.80%, 7/8/44	350	358
Guardian Life Insurance Co. of America (The),
4.85%, 1/24/77 (c)	475	467
Halfmoon Parent, Inc.,
3.75%, 7/15/23 (c)	725	724
Hartford Financial Services Group, Inc. (The),
5.50%, 3/30/20	295	304
Healthcare Trust of America Holdings LP,
3.70%, 4/15/23	350	344
HSBC Holdings PLC,
4.25%, 3/14/24	1,900	1,892
HSBC USA, Inc.,
3.50%, 6/23/24	225	221
Humana, Inc.,
3.95%, 3/15/27	350	345
ING Bank N.V.,
5.80%, 9/25/23 (c)	770	813
ING Groep N.V.,
6.00%, 4/16/20 (e)	200	200
Intesa Sanpaolo SpA,
5.25%, 1/12/24	610	604
iStar, Inc.,
5.25%, 9/15/22 (d)	300	296
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
7.38%, 4/1/20 (c)	380	388
JPMorgan Chase & Co.,
3.90%, 1/23/49	925	837
4.13%, 12/15/26	1,075	1,069
LeasePlan Corp. N.V.,
2.88%, 1/22/19 (c)	475	475
Liberty Mutual Group, Inc.,
4.85%, 8/1/44 (c)	150	151
Lloyds Banking Group PLC,
3.57%, 11/7/28	250	229
3.75%, 1/11/27	450	424
4.55%, 8/16/28	1,100	1,087
Macquarie Bank Ltd.,
6.63%, 4/7/21 (c)	490	521
MetLife, Inc.,
5.70%, 6/15/35	175	201
Mizuho Financial Group, Inc.,
2.63%, 4/12/21 (c)	600	585
	Face Amount (000)	Value (000)
MPT Operating Partnership LP/MPT Finance Corp.,
5.00%, 10/15/27	$300	$290
Nationwide Building Society,
4.30%, 3/8/29 (c)	600	575
4.36%, 8/1/24 (c)	500	498
New York Life Global Funding,
1.70%, 9/14/21 (c)	600	573
Prologis LP,
3.88%, 9/15/28	600	603
Realty Income Corp.,
3.25%, 10/15/22	400	395
3.65%, 1/15/28	650	627
Royal Bank of Scotland Group PLC,
3.88%, 9/12/23	875	851
Santander UK Group Holdings PLC,
3.57%, 1/10/23	1,125	1,094
Skandinaviska Enskilda Banken AB,
2.63%, 11/17/20 (c)	500	493
Spirit Realty Capital, Inc.,
3.75%, 5/15/21	375	379
Standard Chartered PLC,
3.05%, 1/15/21 (c)(d)	325	320
Swedbank AB,
2.38%, 2/27/19 (c)	525	525
Synchrony Financial,
3.95%, 12/1/27	875	794
Syngenta Finance N.V.,
4.89%, 4/24/25 (c)	975	958
TD Ameritrade Holding Corp.,
3.63%, 4/1/25	500	492
Travelers Cos., Inc. (The),
3.75%, 5/15/46	275	255
UBS Group Funding Switzerland AG,
2.95%, 9/24/20 (c)	525	520
UnitedHealth Group, Inc.,
2.88%, 3/15/23	1,025	1,000
3.75%, 7/15/25	475	478
WEA Finance LLC/Westfield UK & Europe Finance PLC,
3.25%, 10/5/20 (c)	450	449
Wells Fargo & Co.,
3.00%, 10/23/26	1,950	1,811
5.61%, 1/15/44	250	277
		53,683
Industrials (18.1%)
Air Liquide Finance SA,
1.75%, 9/27/21 (c)	450	430
Amazon.com, Inc.,
2.80%, 8/22/24	1,625	1,570
Andeavor Logistics LP/Tesoro Logistics Finance Corp.,
5.20%, 12/1/47	475	476

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Anheuser-Busch InBev Finance, Inc.,
3.65%, 2/1/26	$475	$462
4.90%, 2/1/46	575	584
Apple, Inc.,
2.45%, 8/4/26 (d)	400	369
3.85%, 8/4/46	50	48
4.45%, 5/6/44	750	786
AT&T, Inc.,
4.25%, 3/1/27	1,250	1,236
4.90%, 8/15/37 (c)	300	289
5.15%, 2/15/50 (c)	400	381
Baidu, Inc.,
2.75%, 6/9/19	650	648
Bayer US Finance II LLC,
4.38%, 12/15/28 (c)	725	712
Becton Dickinson and Co.,
2.89%, 6/6/22	600	584
Biogen, Inc.,
5.20%, 9/15/45	475	506
Booking Holdings, Inc.,
0.90%, 9/15/21 (d)	275	327
BP Capital Markets PLC,
3.12%, 5/4/26	825	787
3.25%, 5/6/22	625	621
Cenovus Energy, Inc.,
4.25%, 4/15/27	625	605
Charter Communications Operating LLC/ Charter Communications Operating Capital,
4.20%, 3/15/28	1,200	1,150
4.91%, 7/23/25	300	305
6.48%, 10/23/45	500	539
CNH Industrial Capital LLC,
4.38%, 11/6/20	625	635
CNOOC Finance 2013 Ltd.,
3.00%, 5/9/23	540	518
Coca-Cola Co. (The),
3.20%, 11/1/23	375	372
Columbia Pipeline Group, Inc.,
4.50%, 6/1/25	875	886
Comcast Corp.,
3.55%, 5/1/28	625	599
Concho Resources, Inc.,
4.85%, 8/15/48	575	579
Crown Castle International Corp.,
3.80%, 2/15/28	1,000	950
CSC Holdings LLC,
5.50%, 4/15/27 (c)	475	462
CVS Health Corp.,
4.30%, 3/25/28	1,050	1,044
Daimler Finance North America LLC,
2.25%, 7/31/19 (c)(d)	700	696
Darden Restaurants, Inc.,
3.85%, 5/1/27 (d)	450	437
	Face Amount (000)		Value (000)
Dell International LLC/EMC Corp.,
6.02%, 6/15/26 (c)		$325	$348
Delta Air Lines, Inc.,
2.88%, 3/13/20		475	471
Dollar Tree, Inc.,
3.70%, 5/15/23		450	445
4.20%, 5/15/28		350	341
Elanco Animal Health, Inc.,
4.90%, 8/28/28 (c)		475	483
Eldorado Gold Corp.,
6.13%, 12/15/20 (c)		305	291
Energy Transfer Partners LP,
5.15%, 3/15/45		450	426
5.30%, 4/15/47		250	243
Express Scripts Holding Co.,
4.50%, 2/25/26 (d)		500	505
Exxon Mobil Corp.,
4.11%, 3/1/46		775	788
Fiserv, Inc.,
4.20%, 10/1/28		575	577
Ford Motor Credit Co., LLC,
3.20%, 1/15/21		400	394
Fortune Brands Home & Security, Inc.,
4.00%, 9/21/23		675	678
General Motors Co.,
6.60%, 4/1/36		200	214
Goldcorp, Inc.,
3.70%, 3/15/23		293	289
Halliburton Co.,
5.00%, 11/15/45		500	536
HCA, Inc.,
4.50%, 2/15/27		550	540
4.75%, 5/1/23		295	301
Heathrow Funding Ltd.,
4.88%, 7/15/21 (c)		525	545
Home Depot, Inc. (The),
4.88%, 2/15/44		250	277
5.88%, 12/16/36		625	762
International Paper Co.,
3.00%, 2/15/27 (d)		925	851
J Sainsbury PLC,
Series SBRY
1.25%, 11/21/19	GBP	300	438
Jaguar Land Rover Automotive PLC,
4.50%, 10/1/27 (c)		$700	577
Keurig Dr. Pepper, Inc.,
4.60%, 5/25/28 (c)		625	629
Kraft Heinz Foods Co.,
4.38%, 6/1/46		675	598
Lockheed Martin Corp.,
3.10%, 1/15/23		725	718
LyondellBasell Industries N.V.,
4.63%, 2/26/55		450	406

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
McDonald's Corp.,
MTN
4.60%, 5/26/45	$400	$403
Medtronic, Inc.,
4.63%, 3/15/45	325	345
Microsoft Corp.,
3.13%, 11/3/25	325	318
4.45%, 11/3/45	750	806
MPLX LP,
4.88%, 6/1/25	250	259
5.20%, 3/1/47	350	352
Newcastle Coal Infrastructure Group Pty Ltd.,
4.40%, 9/29/27 (c)	825	750
NOVA Chemicals Corp.,
5.25%, 8/1/23 (c)	463	462
Novartis Capital Corp.,
4.40%, 5/6/44	375	401
Nuance Communications, Inc.,
1.00%, 12/15/35	425	402
Nucor Corp.,
3.95%, 5/1/28	550	550
Nvent Finance Sarl,
3.95%, 4/15/23 (c)	775	762
NXP Semiconductors NV,
1.00%, 12/1/19	475	496
Ooredoo International Finance Ltd.,
3.25%, 2/21/23 (c)	450	434
Oracle Corp.,
2.95%, 5/15/25	381	366
PepsiCo, Inc.,
3.60%, 3/1/24	625	631
Phillips 66 Partners LP,
4.68%, 2/15/45	150	143
Rockies Express Pipeline LLC,
6.88%, 4/15/40 (c)	600	687
Shell International Finance BV,
3.25%, 5/11/25	400	392
Siemens Financieringsmaatschappij N.V.,
2.35%, 10/15/26 (c)	800	723
Southern Copper Corp.,
5.25%, 11/8/42	600	609
Sprint Spectrum Co., LLC/ Sprint Spectrum Co., II LLC/ Sprint Spectrum Co., III LLC,
3.36%, 9/20/21 (c)	1,078	1,076
Starbucks Corp.,
3.80%, 8/15/25	1,225	1,219
Symantec Corp.,
5.00%, 4/15/25 (c)	875	868
Telefonica Emisiones SAU,
4.10%, 3/8/27	850	819
	Face Amount (000)	Value (000)
Telenor East Holding II AS,
Series VIP
0.25%, 9/20/19	$600	$588
Teva Pharmaceutical Finance Netherlands III BV,
2.80%, 7/21/23	75	67
6.75%, 3/1/28 (d)	425	449
Thermo Fisher Scientific, Inc.,
2.95%, 9/19/26	900	835
Total Capital International SA,
2.88%, 2/17/22	500	493
Transurban Finance Co., Pty Ltd.,
3.38%, 3/22/27 (c)	550	511
Trimble, Inc.,
4.15%, 6/15/23	1,150	1,152
Tyson Foods, Inc.,
4.88%, 8/15/34	375	378
Union Pacific Corp.,
3.95%, 9/10/28	315	317
United Airlines Pass-Through Trust,
Series A
4.00%, 4/11/26	562	570
Verint Systems, Inc.,
1.50%, 6/1/21	325	336
Verizon Communications, Inc.,
4.13%, 3/16/27	650	654
4.67%, 3/15/55	575	543
Vodafone Group PLC,
4.38%, 5/30/28 (d)	750	740
Volkswagen Group of America Finance LLC,
2.40%, 5/22/20 (c)	800	787
Walmart, Inc.,
3.63%, 12/15/47 (d)	200	188
3.70%, 6/26/28	250	250
Warner Media LLC,
3.80%, 2/15/27	400	383
Woodside Finance Ltd.,
3.70%, 9/15/26 (c)	675	643
Wyndham Destinations, Inc.,
4.15%, 4/1/24	850	829
Zillow Group, Inc.,
2.00%, 12/1/21	425	462
		59,712
Utilities (2.4%)
Duke Energy Carolinas LLC,
3.75%, 6/1/45	650	601
Duke Energy Corp.,
2.65%, 9/1/26	760	688
Electricite de France SA,
4.50%, 9/21/28 (c)	500	493
Enel Chile SA,
4.88%, 6/12/28	350	354

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Utilities (cont'd)
Enel Finance International N.V.,
3.63%, 5/25/27 (c)		$350	$318
Enel Finance International NV,
4.25%, 9/14/23 (c)		575	569
Entergy Louisiana LLC,
3.05%, 6/1/31		525	477
ITC Holdings Corp.,
3.35%, 11/15/27		775	731
Korea Hydro & Nuclear Power Co., Ltd.,
3.75%, 7/25/23 (c)		1,380	1,371
Mississippi Power Co.,
3.95%, 3/30/28		825	809
NRG Energy, Inc.,
6.63%, 1/15/27		300	316
Southern Power Co.,
Series D
1.95%, 12/15/19		550	543
Trans-Allegheny Interstate Line Co.,
3.85%, 6/1/25 (c)		775	769
			8,039
			121,434
Mortgages — Other (10.2%)
Adjustable Rate Mortgage Trust,
4.20%, 6/25/35 (b)		347	346
Alternative Loan Trust,
1 Month USD LIBOR + 0.18%, 2.40%, 5/25/47 (b)		146	143
Banc of America Alternative Loan Trust,
1 Month USD LIBOR + 0.65%, 2.87%, 7/25/46 (b)		213	162
5.86%, 10/25/36		584	336
6.00%, 4/25/36		59	59
Banc of America Funding Trust,
5.25%, 7/25/37		244	240
ChaseFlex Trust,
6.00%, 2/25/37		821	595
Eurosail BV,
3 Month EURIBOR + 1.80%, 1.48%, 10/17/40 (b)	EUR	600	689
Eurosail PLC,
3 Month GBP LIBOR + 0.95%, 1.75%, 6/13/45 (b)	GBP	813	1,044
Farringdon Mortgages No. 2 PLC,
3 Month GBP LIBOR + 1.50%, 2.25%, 7/15/47 (b)		244	314
Federal Home Loan Mortgage Corporation,
3.00%, 7/25/46 - 5/25/47		$1,634	1,555
3.50%, 5/25/45 - 5/25/47		2,781	2,715
3.88%, 5/25/45 (b)(c)		163	158
4.00%, 5/25/45		97	97
1 Month USD LIBOR + 2.35%, 4.57%, 4/25/30 (b)		1,300	1,343
	Face Amount (000)		Value (000)
1 Month USD LIBOR + 3.30%, 5.52%, 10/25/27 (b)		$400	$448
1 Month USD LIBOR + 3.75%, 5.97%, 9/25/24 (b)		602	691
1 Month USD LIBOR + 4.00%, 6.22%, 8/25/24 (b)		257	282
1 Month USD LIBOR + 5.15%, 7.37%, 10/25/29 (b)		300	353
Grifonas Finance PLC,
6 Month EURIBOR + 0.28%, 0.01%, 8/28/39 (b)	EUR	427	453
HarborView Mortgage Loan Trust,
1 Month USD LIBOR + 0.19%, 2.36%, 1/19/38 (b)		$539	536
IM Pastor 3 FTH,
3 Month EURIBOR + 0.14%, 0.00%, 3/22/43 (b)	EUR	432	446
JP Morgan Mortgage Trust,
4.05%, 6/25/37 (b)		$168	159
6.00%, 6/25/37		146	149
Landmark Mortgage Securities No. 1 PLC,
3 Month EURIBOR + 0.60%, 0.28%, 6/17/38 (b)	EUR	781	849
Lehman Mortgage Trust,
5.50%, 11/25/35 - 2/25/36		$819	810
6.50%, 9/25/37		852	559
Paragon Mortgages No. 13 PLC,
3 Month GBP LIBOR + 0.40%, 1.15%, 1/15/39 (b)	GBP	300	370
Paragon Mortgages No. 15 PLC,
3 Month EURIBOR + 0.54%, 0.22%, 12/15/39 (b)	EUR	800	859
PNMAC GMSR Issuer Trust,
1 Month USD LIBOR + 2.85%, 5.07%, 2/25/23 (b)(c)		$500	506
RALI Trust,
5.50%, 12/25/34		576	560
6.00%, 11/25/36		234	210
RMAC PLC,
3 Month GBP LIBOR + 1.30%, 2.10%, 6/12/46 (b)	GBP	500	642
Seasoned Credit Risk Transfer Trust,
3.00%, 7/25/56 - 11/25/57		$5,045	4,763
3.50%, 6/25/57 - 11/25/57		3,047	2,971
4.00%, 7/25/56 - 8/25/56(b)(c)		1,050	990
4.50%, 6/25/57		2,946	3,067
4.75%, 7/25/56 - 6/25/57(b)(c)		1,008	977
Structured Asset Securities Corp. Reverse Mortgage Loan Trust,
1 Month USD LIBOR + 1.85%, 4.07%, 5/25/47 (b)(c)		1,363	1,173
TDA 27 FTA,
3 Month EURIBOR + 0.19%, 0.00%, 12/28/50 (b)	EUR	1,000	1,018
			33,637

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Municipal Bonds (0.7%)
Chicago O'Hare International Airport, IL, O'Hare International Airport Revenue
6.40%, 1/1/40		$255	$326
City of New York, NY,
Series G-1
5.97%, 3/1/36		270	329
Illinois State Toll Highway Authority, IL, Highway Revenue, Build America Bonds
6.18%, 1/1/34		477	587
Municipal Electric Authority of Georgia, GA,
6.64%, 4/1/57		283	335
6.66%, 4/1/57		319	378
New York City Transitional Finance Authority Future Tax Secured Revenue, NY, Transitional Finance Authority Future Tax Secured Revenue
5.27%, 5/1/27		320	353
			2,308
Sovereign (7.1%)
Argentine Republic Government International Bond,
7.50%, 4/22/26		1,681	1,503
Australia Government Bond,
2.75%, 11/21/27	AUD	2,400	1,748
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/27	BRL	7,600	1,731
Egypt Government International Bond,
6.59%, 2/21/28 (c)(d)		$1,466	1,406
Eskom Holdings SOC Ltd.,
7.13%, 2/11/25		700	675
Export-Import Bank of India,
3.88%, 2/1/28 (c)		1,786	1,667
Indonesia Government International Bond,
3.85%, 7/18/27		1,475	1,408
KazMunayGas National Co., JSC,
6.38%, 10/24/48 (c)		750	789
Mexican Bonos,
Series M
7.50%, 6/3/27	MXN	33,000	1,717
Mexico Government International Bond,
3.60%, 1/30/25		$704	685
New Zealand Government Bond,
4.50%, 4/15/27	NZD	2,550	1,957
Perusahaan Listrik Negara PT,
6.15%, 5/21/48 (c)		$460	479
Petroleos Mexicanos,
6.38%, 1/23/45		590	548
Republic of Poland Government Bond,
2.25%, 4/25/22	PLN	15,500	4,222
South Africa Government Bond,
8.00%, 1/31/30	ZAR	26,100	1,669
Ukraine Government International Bond,
7.75%, 9/1/26		$1,261	1,188
			23,392
	Face Amount (000)	Value (000)
U.S. Agency Security (0.6%)
Federal Home Loan Bank,
0.88%, 10/1/18	$2,070	$2,070
U.S. Treasury Securities (5.6%)
U.S. Treasury Bond,
3.75%, 11/15/43	3,560	3,899
U.S. Treasury Notes,
1.63%, 8/31/22	7,000	6,665
1.75%, 9/30/19 (d)	4,100	4,064
2.75%, 2/15/28	4,125	4,022
		18,650
Total Fixed Income Securities (Cost $327,204)		320,087
	Shares
Short-Term Investments (12.5%)
Securities held as Collateral on Loaned Securities (0.9%)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $2,813)	2,812,723	2,813
Investment Company (11.1%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $36,536)	36,536,121	36,536
	Face Amount (000)
U.S. Treasury Security (0.5%)
U.S. Treasury Bill
2.02%, 11/1/18 (d)(f)(g) (Cost $1,670)	$1,673	1,670
Total Short-Term Investments (Cost $41,019)		41,019
Total Investments (109.2%) (Cost $368,223) Including $11,919 of Securities Loaned (h)(i)		361,106
Liabilities in Excess of Other Assets (–9.2%)		(30,507)
Net Assets (100.0%)		$330,599

(a)  Security is subject to delayed delivery.

(b)  Floating or Variable rate securities: The rates disclosed are as of September 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  All or a portion of this security was on loan at September 30, 2018.

(e)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2018.

(f)  Rate shown is the yield to maturity at September 30, 2018.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

(g)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(h)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

(i)  At September 30, 2018, the aggregate cost for federal income tax purposes is approximately $368,092,000. The aggregate gross unrealized appreciation is approximately $3,379,000 and the aggregate gross unrealized depreciation is approximately $10,125,000, resulting in net unrealized depreciation of approximately $6,746,000.

EURIBOR  Euro Interbank Offered Rate.

IO  Interest Only.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at September 30, 2018:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	EUR	744		$876	10/3/18	$12
Bank of America NA	NOK	12,836		$1,582	10/3/18	5
Bank of America NA		$2,346	AUD	3,177	10/3/18	(49)
Bank of America NA		$2,879	EUR	2,518	10/3/18	45
Bank of America NA		$2	GBP	1	10/3/18	— @
Bank of America NA		$47	GBP	36	10/3/18	(— @)
Bank of America NA		$3,384	PLN	12,402	10/3/18	(20)
Bank of America NA		$908	ZAR	12,835	10/3/18	(— @)
Bank of America NA		$79	ZAR	1,044	10/3/18	(5)
Barclays Bank PLC	NZD	2,858		$1,954	10/3/18	60
Citibank NA	GBP	400		$536	10/3/18	14
Citibank NA	MXN	34,456		$1,783	10/3/18	(58)
Citibank NA	PLN	12,402		$3,348	10/3/18	(15)
Citibank NA	SEK	53		$6	10/3/18	— @
Citibank NA		$218	BRL	902	10/3/18	6
Citibank NA		$1,725	BRL	6,910	10/3/18	(14)
Citibank NA		$35	EUR	30	10/3/18	— @
Citibank NA		$176	EUR	149	10/3/18	(4)
Citibank NA		$176	EUR	149	10/3/18	(3)
Citibank NA		$34	IDR	502,634	10/3/18	(— @)
Citibank NA	ZAR	25,411		$1,868	10/3/18	71
Commonwealth Bank of Australia		$922	AUD	1,265	10/3/18	(7)
Goldman Sachs International	GBP	100		$131	10/3/18	1
Goldman Sachs International	GBP	277		$359	10/3/18	(2)
Goldman Sachs International		$881	MXN	16,555	10/3/18	4
JPMorgan Chase Bank NA	AUD	6,897		$5,122	10/3/18	137
JPMorgan Chase Bank NA	BRL	512		$130	10/3/18	3
JPMorgan Chase Bank NA	BRL	7,300		$1,954	10/3/18	146
JPMorgan Chase Bank NA	GBP	500		$665	10/3/18	13
JPMorgan Chase Bank NA	IDR	32,933,033		$2,254	10/3/18	44
JPMorgan Chase Bank NA	RUB	82,391		$1,295	10/3/18	37
JPMorgan Chase Bank NA		$1,622	NOK	12,991	10/3/18	(26)
JPMorgan Chase Bank NA		$206	RUB	14,000	10/3/18	8
JPMorgan Chase Bank NA		$409	RUB	28,000	10/3/18	19
JPMorgan Chase Bank NA		$604	RUB	40,391	10/3/18	12
JPMorgan Chase Bank NA		$853	ZAR	11,532	10/3/18	(38)
Royal Bank of Canada	EUR	598		$701	10/3/18	7
Royal Bank of Canada	GBP	1,414		$1,883	10/3/18	39
Royal Bank of Canada		$1,772	AUD	2,455	10/3/18	2
Royal Bank of Canada		$1,259	EUR	1,078	10/3/18	(7)
Royal Bank of Canada		$4,240	EUR	3,639	10/3/18	(15)
Royal Bank of Canada		$3	GBP	2	10/3/18	(— @)
Royal Bank of Canada		$929	MXN	17,901	10/3/18	27
Royal Bank of Canada		$1,891	NZD	2,858	10/3/18	4
State Street Bank and Trust Co.	MYR	769		$189	10/3/18	4
State Street Bank and Trust Co.		$2,233	IDR	32,430,399	10/3/18	(56)
State Street Bank and Trust Co.		$186	MYR	769	10/3/18	(— @)

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)			In Exchange For (000)			Delivery Date	Unrealized Appreciation (Depreciation) (000)
UBS AG	EUR	6,221			$7,350		10/3/18	$126
UBS AG	GBP	—	@		$—	@	10/3/18	—	@
UBS AG	NOK	155			$19		10/3/18	(—	@)
UBS AG		$2		GBP	1		10/3/18	(—	@)
UBS AG		$3,468		GBP	2,651		10/3/18	(13)
UBS AG		$6		SEK	53		10/3/18	(—	@)
Bank of America NA		$824		JPY	90,515		10/4/18	(27)
Royal Bank of Canada	JPY	90,515			$802		10/4/18	5
Bank of America NA	PLN	12,402			$3,391		12/28/18	20
Bank of America NA	ZAR	12,835			$897		12/28/18	—	@
Citibank NA	BRL	6,910			$1,712		12/28/18	13
Citibank NA	IDR	502,634			$33		12/28/18	(—	@)
Goldman Sachs International	MXN	16,555			$869		12/28/18	(4)
Royal Bank of Canada	AUD	2,455			$1,773		12/28/18	(2)
Royal Bank of Canada	EUR	3,639			$4,269		12/28/18	12
Royal Bank of Canada	NZD	2,858			$1,891		12/28/18	(4)
UBS AG	GBP	2,651			$3,482		12/28/18	11
UBS AG	SEK	53			$6		12/28/18	—	@
UBS AG		$19		NOK	155		12/28/18	—	@
								$538

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2018:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
Australian 10 yr. Bond	21	Dec-18	2,100	$1,956	$(6)
U.S. Treasury 10 yr. Ultra Long Bond	9	Dec-18	900	1,134	(10)
U.S. Treasury 2 yr. Note	218	Dec-18	43,600	45,940	(138)
U.S. Treasury 30 yr. Bond	35	Dec-18	3,500	4,918	(138)
U.S. Treasury 5 yr. Note	65	Dec-18	6,500	7,311	(42)
U.S. Treasury Ultra Bond	113	Dec-18	11,300	17,434	(535)
Short:
U.S. Treasury 10 yr. Note	170	Dec-18	(17,000)	(20,193)	263
					$(606)

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at September 30, 2018:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & 3 Month Semi-Annual/ Co., LLC*	LIBOR	Receive	2.26%	Quarterly	12/7/26	$3,656	$208	$—	$208
Morgan Stanley & 3 Month Semi-Annual/ Co., LLC*	LIBOR	Receive	2.48	Quarterly	12/21/26	3,683	148	—	148
Morgan Stanley & 3 Month Semi-Annual/ Co., LLC*	LIBOR	Receive	3.17	Quarterly	5/18/28	3,441	(48)	—	(48)
							$308	$—	$308

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

@    Value is less than $500.

*    Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

LIBOR  London Interbank Offered Rate.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

EUR  —  Euro

GBP  —  British Pound

IDR  —  Indonesian Rupiah

JPY  —  Japanese Yen

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

PLN  —  Polish Zloty

RUB  —  Russian Ruble

SEK  —  Swedish Krona

USD  —  United States Dollar

ZAR  —  South African Rand

Portfolio Composition**

Classification	Percentage of Total Investments
Industrials	16.7%
Agency Fixed Rate Mortgages	15.7
Finance	15.0
Asset-Backed Securities	13.7
Short-Term Investments	10.7
Mortgages — Other	9.4
Other***	7.1
Sovereign	6.5
U.S. Treasury Securities	5.2
Total Investments	100.0	%****

**  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2018.

***  Industries and/or investment types representing less than 5% of total investments.

****  Does not include open long/short futures contracts with a value of approximately $98,886,000 and net unrealized depreciation of approximately $606,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $538,000 and does not include open swap agreements with net unrealized appreciation of approximately $308,000.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities	September 30, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $328,874)	$321,757
Investment in Security of Affiliated Issuer, at Value (Cost $39,349)	39,349
Total Investments in Securities, at Value (Cost $368,223)	361,106
Foreign Currency, at Value (Cost $31)	31
Cash	25
Interest Receivable	2,105
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	907
Receivable for Variation Margin on Futures Contracts	543
Receivable for Fund Shares Sold	516
Receivable from Affiliate	72
Receivable from Securities Lending Income	2
Other Assets	95
Total Assets	365,402
Liabilities:
Payable for Investments Purchased	29,860
Collateral on Securities Loaned, at Value	2,813
Payable for Fund Shares Redeemed	721
Due to Broker	530
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	369
Payable for Trustees' Fees and Expenses	198
Payable for Professional Fees	86
Payable for Sub Transfer Agency Fees — Class I	35
Payable for Sub Transfer Agency Fees — Class A	8
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Advisory Fees	41
Payable for Administration Fees	23
Payable for Custodian Fees	22
Payable for Shareholder Services Fees — Class A	13
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	6
Payable for Variation Margin on Swap Agreements	13
Payable for Transfer Agency Fees — Class I	3
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Deferred Capital Gain Country Tax	3
Other Liabilities	55
Total Liabilities	34,803
Net Assets	$330,599
Net Assets Consist Of:
Paid-in-Capital	$335,187
Total Distributable Earnings (Loss)	(4,588)
Net Assets	$330,599

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2018 (000)
CLASS I:
Net Assets	$257,605
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	23,760,779
Net Asset Value, Offering and Redemption Price Per Share	$10.84
CLASS A:
Net Assets	$65,647
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	6,048,602
Net Asset Value, Redemption Price Per Share	$10.85
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.48
Maximum Offering Price Per Share	$11.33
CLASS L:
Net Assets	$464
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	42,735
Net Asset Value, Offering and Redemption Price Per Share	$10.86
CLASS C:
Net Assets	$6,873
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	638,072
Net Asset Value, Offering and Redemption Price Per Share	$10.77
CLASS IS:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	922
Net Asset Value, Offering and Redemption Price Per Share	$10.84
(1) Including:
Securities on Loan, at Value:	$11,919

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Core Plus Fixed Income Portfolio

Statement of Operations	Year Ended September 30, 2018 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $16 of Foreign Taxes Withheld)	$11,025
Dividends from Security of Affiliated Issuer (Note G)	600
Income from Securities Loaned — Net	44
Total Investment Income	11,669
Expenses:
Advisory Fees (Note B)	1,254
Sub Transfer Agency Fees — Class I	251
Sub Transfer Agency Fees — Class A	76
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	4
Administration Fees (Note C)	267
Shareholder Services Fees — Class A (Note D)	139
Distribution and Shareholder Services Fees — Class L (Note D)	4
Distribution and Shareholder Services Fees — Class C (Note D)	63
Professional Fees	158
Registration Fees	86
Pricing Fees	70
Custodian Fees (Note F)	61
Shareholder Reporting Fees	61
Transfer Agency Fees — Class I (Note E)	7
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	1
Trustees' Fees and Expenses	11
Other Expenses	72
Total Expenses	2,594
Waiver of Advisory Fees (Note B)	(676)
Reimbursement of Class Specific Expenses — Class I (Note B)	(217)
Reimbursement of Class Specific Expenses — Class A (Note B)	(15)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(69)
Net Expenses	1,614
Net Investment Income	10,055
Realized Gain (Loss):
Investments Sold	(1,737)
Foreign Currency Forward Exchange Contracts	1,627
Foreign Currency Translation	(131)
Futures Contracts	(1,747)
Swap Agreements	595
Net Realized Loss	(1,393)
Change in Unrealized Appreciation (Depreciation):
Investments (Net Decrease in Deferred Capital Gain Country Tax of $7)	(10,763)
Foreign Currency Forward Exchange Contracts	420
Foreign Currency Translation	(3)
Futures Contracts	(56)
Swap Agreements	493
Net Change in Unrealized Appreciation (Depreciation)	(9,909)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(11,302)
Net Decrease in Net Assets Resulting from Operations	$(1,247)

@  Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2018 (000)	Year Ended September 30, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$10,055	$8,063
Net Realized Loss	(1,393)	(466)
Net Change in Unrealized Appreciation (Depreciation)	(9,909)	(368)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,247)	7,229
Dividends and Distributions to Shareholders:
Class I	(7,059)	(6,968)*
Class A	(1,283)	(1,021)*
Class L	(16)	(26)*
Class C	(98)	(89)*
Class IS	(— @)	—
Total Dividends and Distributions to Shareholders	(8,456)	(8,104)
Capital Share Transactions:(1)
Class I:
Subscribed	120,839	145,610
Distributions Reinvested	6,889	6,832
Redeemed	(128,252)	(79,520)
Class A:
Subscribed	48,894	68,634
Distributions Reinvested	1,283	1,021
Redeemed	(43,739)	(32,914)
Class L:
Exchanged	99	329
Distributions Reinvested	16	26
Redeemed	(762)	(62)
Class C:
Subscribed	3,834	2,739
Distributions Reinvested	95	87
Redeemed	(1,764)	(1,463)
Class IS:
Subscribed	10 (a)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	7,442	111,319
Total Increase (Decrease) in Net Assets	(2,261)	110,444
Net Assets:
Beginning of Period	332,860	222,416
End of Period	$330,599	$332,860 †

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2018 (000)	Year Ended September 30, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	11,043	13,189
Shares Issued on Distributions Reinvested	628	627
Shares Redeemed	(11,727)	(7,289)
Net Increase (Decrease) in Class I Shares Outstanding	(56)	6,527
Class A:
Shares Subscribed	4,469	6,217
Shares Issued on Distributions Reinvested	117	94
Shares Redeemed	(3,982)	(3,009)
Net Increase in Class A Shares Outstanding	604	3,302
Class L:
Shares Exchanged	10	30
Shares Issued on Distributions Reinvested	1	2
Shares Redeemed	(70)	(5)
Net Increase (Decrease) in Class L Shares Outstanding	(59)	27
Class C:
Shares Subscribed	351	250
Shares Issued on Distributions Reinvested	9	8
Shares Redeemed	(162)	(134)
Net Increase in Class C Shares Outstanding	198	124
Class IS:
Shares Subscribed	1 (a)	—

(a)  For the period June 15, 2018 through September 30, 2018.

@  Amount is less than $500.

The following information was previously reported in the September 30, 2017 financial statements. The distribution information for the year ended September 30, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the September 30, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended September 30, 2017 were as follows:

Class I:
Net Investment Income	$(6,968)
Class A:
Net Investment Income	$(1,021)
Class L:
Net Investment Income	$(26)
Class C:
Net Investment Income	$(89)

†  Accumulated Undistributed Net Investment Income for the year ended September 30, 2017 was $1,537.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$11.17		$11.22		$10.18		$10.36		$9.91
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.34		0.32		0.34		0.33		0.31
Net Realized and Unrealized Gain (Loss)	(0.38)		(0.02)		1.11		(0.20)		0.45
Total from Investment Operations	(0.04)		0.30		1.45		0.13		0.76
Distributions from and/or in Excess of:
Net Investment Income	(0.29)		(0.35)		(0.41)		(0.31)		(0.31)
Net Asset Value, End of Period	$10.84		$11.17		$11.22		$10.18		$10.36
Total Return(3)	(0.36)%		2.79	%(4)	14.80	%(5)	1.15%		7.82%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$257,605		$265,958		$193,976		$197,057		$192,868
Ratio of Expenses to Average Net Assets(9)	0.40	%(6)	0.40	%(6)	0.43	%(6)(7)	0.51	%(6)(8)	0.61	%(6)
Ratio of Net Investment Income to Average Net Assets(9)	3.09	%(6)	2.94	%(6)	3.31	%(6)(7)	3.24	%(6)(8)	3.02	%(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.02%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	248%		350%		262%		348%		296%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.70%		0.73%		0.74%		0.73%		0.81%
Net Investment Income to Average Net Assets	2.79%		2.61%		3.00%		3.02%		2.82%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 2.33%.

(5)  Performance was positively impacted by approximately 7.72% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 7.08%.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.42% for Class I shares. Prior to January 4, 2016, the maximum ratio was 0.52% for Class I shares.

(8)  Effective October 6, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.52% for Class I shares. Prior to October 6, 2014, the maximum ratio was 0.62% for Class I shares.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

Core Plus Fixed Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$11.18		$11.23		$10.19		$10.37		$9.93
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.30		0.28		0.30		0.30		0.27
Net Realized and Unrealized Gain (Loss)	(0.38)		(0.02)		1.12		(0.21)		0.45
Total from Investment Operations	(0.08)		0.26		1.42		0.09		0.72
Distributions from and/or in Excess of:
Net Investment Income	(0.25)		(0.31)		(0.38)		(0.27)		(0.28)
Net Asset Value, End of Period	$10.85		$11.18		$11.23		$10.19		$10.37
Total Return(3)	(0.70)%		2.43	%(4)	14.31	%(5)	0.90%		7.35%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$65,647		$60,874		$24,071		$3,553		$2,941
Ratio of Expenses to Average Net Assets(9)	0.75	%(6)	0.75	%(6)	0.76	%(6)(7)	0.86	%(6)(8)	0.96	%(6)
Ratio of Net Investment Income to Average Net Assets(9)	2.73	%(6)	2.58	%(6)	2.82	%(6)(7)	2.87	%(6)(8)	2.67	%(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.02%		0.02%		0.01%		0.01%
Portfolio Turnover Rate	248%		350%		262%		348%		296%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.00%		1.02%		1.15%		1.07%		1.11%
Net Investment Income to Average Net Assets	2.48%		2.31%		2.43%		2.66%		2.52%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 1.97%.

(5)  Performance was positively impacted by approximately 7.76% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 6.55%.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.77% for Class A shares. Prior to January 4, 2016, the maximum ratio was 0.87% for Class A shares.

(8)  Effective October 6, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.87% for Class A shares. Prior to October 6, 2014, the maximum ratio was 0.97% for Class A shares.

The accompanying notes are an integral part of the financial statements.
24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

Core Plus Fixed Income Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$11.17		$11.23		$10.18		$10.37		$9.92
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.27		0.26		0.28		0.27		0.25
Net Realized and Unrealized Gain (Loss)	(0.37)		(0.03)		1.12		(0.21)		0.45
Total from Investment Operations	(0.10)		0.23		1.40		0.06		0.70
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.29)		(0.35)		(0.25)		(0.25)
Net Asset Value, End of Period	$10.86		$11.17		$11.23		$10.18		$10.37
Total Return(3)	(0.95)%		2.16	%(4)	14.10	%(5)	0.59%		7.19%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$464		$1,138		$841		$333		$108
Ratio of Expenses to Average Net Assets(9)	1.00	%(6)	1.00	%(6)	1.03	%(6)(7)	1.11	%(6)(8)	1.21	%(6)
Ratio of Net Investment Income to Average Net Assets(9)	2.46	%(6)	2.37	%(6)	2.65	%(6)(7)	2.65	%(6)(8)	2.42	%(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.02%		0.01%		0.02%		0.01%
Portfolio Turnover Rate	248%		350%		262%		348%		296%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.41%		1.35%		1.82%		1.76%		3.10%
Net Investment Income to Average Net Assets	2.05%		2.02%		1.86%		2.00%		0.53%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 1.70%.

(5)  Performance was positively impacted by approximately 7.76% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 6.34%.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.02% for Class L shares. Prior to January 4, 2016, the maximum ratio was 1.12% for Class L shares.

(8)  Effective October 6, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.12% for Class L shares. Prior to October 6, 2014, the maximum ratio was 1.22% for Class L shares.

The accompanying notes are an integral part of the financial statements.
25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

Core Plus Fixed Income Portfolio

	Class C
	Year Ended September 30,						Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		September 30, 2015
Net Asset Value, Beginning of Period	$11.10		$11.17		$10.16		$10.44
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.22		0.20		0.22		0.10
Net Realized and Unrealized Gain (Loss)	(0.37)		(0.03)		1.12		(0.31)
Total from Investment Operations	(0.15)		0.17		1.34		(0.21)
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		(0.24)		(0.33)		(0.07)
Net Asset Value, End of Period	$10.77		$11.10		$11.17		$10.16
Total Return(4)	(1.39)%		1.57	%(5)	13.52	%(6)	(2.02	)%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,873		$4,890		$3,528		$49
Ratio of Expenses to Average Net Assets(11)	1.50	%(7)	1.50	%(7)	1.51	%(7)(8)	1.61	%(7)(10)
Ratio of Net Investment Income to Average Net Assets(11)	2.01	%(7)	1.86	%(7)	2.04	%(7)(8)	2.23	%(7)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.02%		0.02%		0.01	%(10)
Portfolio Turnover Rate	248%		350%		262%		348	%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.73%		1.74%		2.00%		14.06	%(10)
Net Investment Income (Loss) to Average Net Assets	1.78%		1.62%		1.55%		(10.22	)%(10)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 1.11%.

(6)  Performance was positively impacted by approximately 7.75% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 5.77%.

(7)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(8)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.52% for Class C shares. Prior to January 4, 2016, the maximum ratio was 1.62% for Class C shares.

(9)  Not annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

Core Plus Fixed Income Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from June 15, 2018(1) to September 30, 2018
Net Asset Value, Beginning of Period	$10.85
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.10
Net Realized and Unrealized Loss	(0.04)
Total from Investment Operations	0.06
Distributions from and/or in Excess of:
Net Investment Income	(0.07)
Net Asset Value, End of Period	$10.84
Total Return(3)	0.56	%(5)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets(7)	0.35	%(4)(6)
Ratio of Net Investment Income to Average Net Assets(7)	3.17	%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%(6)
Portfolio Turnover Rate	248	%(5)
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	18.71	%(6)
Net Investment Loss to Average Net Assets	(15.19	)%(6)

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund", collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Fund seeks above-average total return over a market cycle of three to five years. The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On June 15, 2018, the Fund commenced offering Class IS shares.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$150	$—	$150
Agency Fixed Rate Mortgages	—	56,150	—	56,150
Asset-Backed Securities	—	49,268	—	49,268
Collateralized Mortgage Obligations — Agency Collateral Series	—	2,737	—	2,737
Commercial Mortgage- Backed Securities	—	10,291	—	10,291
Corporate Bonds	—	121,434	—	121,434
Mortgages — Other	—	33,637	—	33,637
Municipal Bonds	—	2,308	—	2,308
Sovereign	—	23,392	—	23,392
U.S. Agency Security	—	2,070	—	2,070
U.S. Treasury Securities	—	18,650	—	18,650
Total Fixed Income Securities	—	320,087	—	320,087
Short-Term Investments
Investment Company	39,349	—	—	39,349
U.S. Treasury Security	—	1,670	—	1,670
Total Short-Term Investments	39,349	1,670	—	41,019
Foreign Currency Forward Exchange Contracts	—	907	—	907
Futures Contract	263	—	—	263
Interest Rate Swap Agreements	—	356	—	356
Total Assets	39,612	323,020	—	362,632

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Liabilities:
Foreign Currency Forward Exchange Contracts	$—	$(369)	$—	$(369)
Futures Contracts	(869)	—	—	(869)
Interest Rate Swap Agreement	—	(48)	—	(48)
Total Liabilities	(869)	(417)	—	(1,286)
Total	$38,743	$322,603	$—	$361,346

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2018:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$907
Futures Contract	Variation Margin on Futures Contracts	Interest Rate Risk	263	(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	356	(a)
Total			$1,526
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(369)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(869	)(a)
Swap Agreement	Variation Margin on Swap Agreements	Interest Rate Risk	(48	)(a)
Total			$(1,286)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward
	Exchange Contracts	$1,627
Interest Rate Risk	Futures Contracts	(1,747)
Credit Risk	Swap Agreements	(77)
Interest Rate Risk	Swap Agreements	672
	Total	$475
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$420
Interest Rate Risk	Futures Contracts	(56)
Credit Risk	Swap Agreements	118
Interest Rate Risk	Swap Agreements	375
	Total	$857

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

At September 30, 2018, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$907	$(369)

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)(d)	Net Amount (not less than $0) (000)
Bank of America NA	$82	$(82)	$—	$0
Barclays Bank PLC	60	—	—	60
Citibank NA	104	(94)	—	10
Goldman Sachs International	5	(5)	—	0
JPMorgan Chase Bank NA	419	(64)	(260)	95
Royal Bank of Canada	96	(28)	—	68
State Street Bank and Trust Co.	4	(4)	—	0
UBS AG	137	(13)	(124)	0
Total	$907	$(290)	$(384)	$233

(d) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Bank of America NA	$101	$(82)	$—	$19
Citibank NA	94	(94)	—	0
Commonwealth Bank of Australia	7	—		7
Goldman Sachs International	6	(5)	—	1
JPMorgan Chase Bank NA	64	(64)	—	0
Royal Bank of Canada	28	(28)	—	0
State Street Bank and Trust Co.	56	(4)	—	52
UBS AG	13	(13)	—	0
Total	$369	$(290)	$—	$79

For the year ended September 30, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$48,061,000
Futures Contracts:
Average monthly original value	$112,983,000
Swap Agreements:
Average monthly notional amount	$15,272,000

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$11,919	(e)	$—	$(11,919	)(f)(g)	$0

(e) Represents market value of loaned securities at period end.

(f) The Fund received cash collateral of approximately $2,813,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $9,216,000 in the form of U.S. Government agency securities and U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(g) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of September 30, 2018:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$2,813	$—	$—	$—	$2,813
Total Borrowings	$2,813	$—	$—	$—	$2,813
Gross amount of recognized liabilities for securities lending transactions					$2,813

6.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

7.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.375%	0.300%

For the year ended September 30, 2018, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.15% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.42% for Class I shares, 0.77% for Class A shares, 1.02% for Class L shares, 1.52% for Class C shares and 0.37% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2018, approximately $676,000 of advisory fees were waived and approximately $235,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Trust pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $152,321,000 and $107,229,000, respectively. For the year ended September 30, 2018, purchases and sales of long-term U.S. Government securities were approximately $673,122,000 and $682,140,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2018, advisory fees paid were reduced by approximately $69,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended September 30, 2018 is as follows:

Affiliated Investment Company	Value September 30, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$66,270	$190,459	$217,380	$600
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2018 (000)
Liquidity Funds	$—	$—	$39,349

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for U.S. GAAP purposes due

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From: Ordinary Income (000)	2017 Distributions Paid From: Ordinary Income (000)
$8,456	$8,104

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for swap transactions, paydown adjustments and an expired capital loss carryforward, resulted in the following reclassifications among the components of net assets at September 30, 2018:

Total Distributable Earnings (Loss) (000)	Paid-in- Capital (000)
$201,462	$(201,462)

At September 30, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$4,706	$—

At September 30, 2018, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $2,086,000 and $431,000, respectively, that do not have an expiration date.

During the year ended September 30, 2018, capital loss carryforwards of approximately $201,462,000 expired for federal income tax purposes.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 62.0%.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the "ASU") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Core Plus Fixed Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Core Plus Fixed Income Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 20, 2018

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2017, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

44

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

45

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

46

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program(2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	87	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

47

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

48

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

49

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTCPFIANN
2287774 EXP 11.30.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Corporate Bond Portfolio

Annual Report

September 30, 2018

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	31
Investment Advisory Agreement Approval	32
Privacy Notice	34
Trustee and Officer Information	37

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Corporate Bond Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2018

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Expense Example (unaudited)

Corporate Bond Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/18	Actual Ending Account Value 9/30/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Corporate Bond Portfolio Class I	$1,000.00	$999.00	$1,021.56	$3.51	$3.55	0.70%
Corporate Bond Portfolio Class A	1,000.00	997.10	1,019.95	5.11	5.16	1.02
Corporate Bond Portfolio Class L	1,000.00	995.60	1,017.95	7.10	7.18	1.42
Corporate Bond Portfolio Class C	1,000.00	994.20	1,016.09	8.95	9.05	1.79

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited)

Corporate Bond Portfolio

The Fund seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –1.60%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmark, the Bloomberg Barclays U.S. Corporate Index (the "Index"), which returned –1.19%.

Factors Affecting Performance

•  Over the past 12 months, U.S. investment grade corporate bond credit spreads widened slightly, with most of the widening occurring during 2018. The Index widened by 5 basis points (bps) to end September 2018 at 106 bps, with financials underperforming the broader market.i Year-to-date through September 30, 2018, U.S. corporate bond spreads were 13 bps wider than where they began the year.

•  During the fourth quarter of 2017, investment grade credit hit new post-crisis lows as spreads continued to narrow. Macro conditions remained supportive throughout 2017. Economic data continued to look solid, and while inflation remained low, central banks remained set on their gradual and deliberate paths towards normalization. Interest rates rose slightly in the U.S. after rallying for several months, possibly reflecting the market's increasing belief that the Federal Reserve (Fed) would follow through on its projections and continue to hike rates. Core European interest rates fell slightly over the fourth quarter. Consistent with much of 2017, spread tightening during the quarter was broad-based, as every major rating category and sector saw its spreads tighten relative to government bonds. U.S. corporates were 8 bps tighter during the fourth quarter, led by financials.ii

•  The first quarter in 2018, however, showed a very different story from the previous one. As much as January felt like goldilocks conditions for markets, it seemed like March was a perfect storm of risks. A trade war, rising short-term rates and weak technicals resulted in corporate spreads getting hit especially hard in the back half of the first quarter, giving back all of their early quarter tightening — and more.

•  The Index experienced significant weakness late in the first quarter, widening by 16 basis points in the first quarter of 2018 overall.iii Spreads retraced much of their recent outperformance and had widened back out to September 2017 levels. Investment grade spreads widened across all sectors, with financials underperforming non-financials.

•  By the end of second quarter of 2018, the main trends in the first half of 2018 were generally weak risky asset returns, outperformance by U.S. assets and the U.S. dollar, weakness in emerging markets and higher oil prices. Most of these were driven by several macroeconomic trends, including (a) a slowdown in some of the economic data and concerns about a tariff war, (b) economic and monetary policy divergence between the U.S. and everyone else, and (c) increased risks in emerging markets.

•  When the third quarter of 2018 began, we noted that investment grade credit spreads had reached levels in June that priced in a lot of bad news. We believed that spreads in the 120 bps range (where they started July)iv were only really justifiable if we experienced a material economic slowdown. While ongoing trade disputes and bubbling political risk had clouded the outlook for a while, economic data surprised to the upside in July and reassured investors that this long economic expansion was likely to continue. Technicals also meaningfully improved early in the third quarter. After rather heavy new issue supply in the first half of 2018, July supply surprised to the downside, which provided a welcome respite for the markets. This helped cure the indigestion the markets experienced after record supply earlier in 2018.

•  The rally paused in August when valuations came under pressure from a number of fronts. Leading the way were macro headlines in Turkey and renewed concerns around U.S. trade policy. Risk of a financial crisis in Turkey helped explain some weakness in the banking space, especially among select European banks with exposures to Turkey. Industrial credits with exposure to Turkey were also

i  Source: Bloomberg Barclays. Data as of September 30, 2018.

ii  Source: Bloomberg Barclays. Data as of December 31, 2017.

iii  Source: Bloomberg Barclays. Data as of March 31, 2018.

iv  Source: Bloomberg Barclays. Data as of June 30, 2018.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited) (cont'd)

Corporate Bond Portfolio

softer during the month. Typical lower liquidity in August, coupled with expectations of large new issue supply in September, also helped to pull spreads wider. While August was a fairly quiet month in terms of supply (consistent with seasonal norms), market participants quickly shifted focus to September, which is typically one of the busiest months of the year.

•  With summer over, issuers returned in force to the new issue market in September. Right in line with expectations, issuers brought nearly $140 billion of new U.S. dollar debt to the market in September, making it the third heaviest month of the year.v Despite the extra supply and related investor concerns entering the month, spreads rallied to end the third quarter on a positive note. Spreads were tighter across all key segments of the market, although higher beta and longer duration credit tended to perform best. Within non-financials, the strongest performance came from the communications, energy and basic industries sectors. Longer duration bonds also performed well in September thanks to increased pension and insurance demand, although longer maturity bonds remain a lagging segment of the market on a year-to-date basis. Within financials, solid performance of U.S.-based names was offset by somewhat softer performance from Yankee bonds, due in part to heavier supply and lingering concerns about Italy. Though it lagged the U.S. market, the European investment grade market also benefited from broad-based tightening, with insurance and energy credits leading the way. Some cracks emerged late in September, however, as Italian sovereign risk flared up yet again.

•  Within investment grade, the Fund was positioned to be overweight financials and underweight non-financials. The financials overweight detracted slightly from returns as spreads were wider over the period. Within non-financials, overweights to consumer cyclicals and transportation benefited relative returns, while an overweight to energy detracted.

•  Within the high yield sector, performance was positive as spreads narrowed and significantly outperformed investment grade credit.

•  Macro positioning also benefited relative performance. The Fund was positioned underweight duration (that is, with lower interest rate sensitivity) relative to the benchmark, which had a positive impact on performance as U.S. Treasury rates rose over the period. The Fund's exposure to interest rate swaps, which are used for duration management, also contributed to positively to returns as interest rate swap spreads widened over the period.

Management Strategies

•  Looking ahead we remain constructive on investment grade credit. Corporate earnings continue to be strong, heavy supply has been met with even stronger demand and the macro backdrop continues to improve. Economic indicators remain robust, especially in the U.S., while some key geopolitical concerns appear to be subsiding. The recent downward spiral from emerging markets has slowed and progress has been made in some ongoing trade disputes. Valuations remain around long-term average levels. With the European Central Bank stepping away from the corporate bond market, monetary policy tightening in the U.S. and Italian politics likely to remain volatile, we do not expect spreads to tighten rapidly from here. Rather, we expect spreads to grind tighter as we head into year-end, supporting the investment grade market in the process.

•  In the Fund's portfolio, we remain biased toward financials over non-financials. Financials continue to present strong fundamentals and attractive valuations relative to non-financial credits. While the portfolio remains underweight non-financials, sector and name dispersion has been rising and we've taken opportunities to selectively add certain exposures back to the portfolio. We have also increased exposure to emerging market corporates and continue be selective in holdings of high yield and convertible bonds.

v  Source: Bloomberg Barclays. Data as of September 30, 2018.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited) (cont'd)

Corporate Bond Portfolio

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L and Class C shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Bloomberg Barclays U.S. Corporate Index(1) and the Lipper Corporate Debt Funds BBB-Rated Index(2)

	Period Ended September 30, 2018 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	–1.60%	5.35%	5.67%	6.23%
Fund — Class A Shares w/o sales charges(5)	–1.87	5.00	5.44	4.25
Fund — Class A Shares with maximum 4.25% sales charges(5)	–6.06	4.09	4.98	3.97
Fund — Class L Shares w/o sales charges(6)	–2.19	4.69	5.09	4.45
Fund — Class C Shares w/o sales charges(7)	–2.64	—	—	3.24
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	–3.60	—	—	3.24
Bloomberg Barclays U.S. Corporate Index	–1.19	3.54	6.35	6.65
Lipper Corporate Debt Funds BBB-Rated Index	–1.21	3.38	5.92	6.26

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Bloomberg Barclays U.S. Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity and quality requirements.The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Corporate Debt Funds BBB-Rated Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Corporate Debt Funds BBB-Rated Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser and Distributor. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on August 31, 1990.

(5)  Commenced operations on May 20, 2002.

(6)  Commenced operations on June 16, 2008.

(7)  Commenced operations on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (93.7%)
Corporate Bonds (93.7%)
Finance (36.0%)
ABN AMRO Bank N.V.
4.75%, 7/28/25 (a)	$900	$904
Air Lease Corp.
2.63%, 7/1/22	600	575
Alexandria Real Estate Equities, Inc.
3.95%, 1/15/27	450	435
American International Group, Inc.
4.50%, 7/16/44	500	474
Assurant, Inc.
4.20%, 9/27/23	650	647
AvalonBay Communities, Inc., Series G
2.95%, 5/11/26	625	588
Bank of America Corp.,
4.24%, 4/24/38	1,075	1,051
MTN
4.25%, 10/22/26	475	470
7.75%, 5/14/38	550	744
BNP Paribas SA
4.40%, 8/14/28 (a)(b)	850	836
Boston Properties LP
3.65%, 2/1/26	650	631
BPCE SA
5.15%, 7/21/24 (a)	1,025	1,044
Brighthouse Financial, Inc., Series WI
3.70%, 6/22/27	725	645
Brixmor Operating Partnership LP
4.13%, 6/15/26	1,150	1,117
Brookfield Finance LLC
4.00%, 4/1/24	300	299
Capital One Financial Corp.,
3.30%, 10/30/24	1,100	1,049
3.75%, 3/9/27	125	118
Cigna Corp.
3.88%, 10/15/47	300	257
Citigroup, Inc.,
3.89%, 1/10/28	1,800	1,749
4.45%, 9/29/27	1,025	1,014
Colony Capital, Inc.
5.00%, 4/15/23	400	375
Commerzbank AG
8.13%, 9/19/23 (a)	550	628
Compass Bank
3.50%, 6/11/21	975	971
Credit Agricole SA,
3.75%, 4/24/23 (a)	1,375	1,351
4.13%, 1/10/27 (a)(b)	250	242
CubeSmart LP
3.13%, 9/1/26	300	274
	Face Amount (000)	Value (000)
Deutsche Bank AG,
3.15%, 1/22/21	$625	$611
3.95%, 2/27/23	100	97
Discover Bank
7.00%, 4/15/20	320	336
Discover Financial Services
3.95%, 11/6/24	625	612
Extra Space Storage LP
3.13%, 10/1/35 (a)	250	265
Federal Realty Investment Trust
3.63%, 8/1/46	225	193
GE Capital International Funding Co., Unlimited Co.
4.42%, 11/15/35	211	199
Goldman Sachs Group, Inc. (The), MTN
4.80%, 7/8/44	575	588
6.75%, 10/1/37	950	1,145
Great-West Lifeco Finance 2018 LP
4.58%, 5/17/48 (a)	225	228
Guardian Life Insurance Co. of America (The)
4.85%, 1/24/77 (a)	275	270
Halfmoon Parent, Inc.
4.38%, 10/15/28 (a)	360	360
Healthcare Trust of America Holdings LP
3.70%, 4/15/23	500	491
High Street Funding Trust I
4.11%, 2/15/28 (a)	850	831
HSBC Holdings PLC
4.38%, 11/23/26	1,375	1,354
HSBC USA, Inc.
3.50%, 6/23/24	100	98
Humana, Inc.,
3.95%, 3/15/27	475	468
4.80%, 3/15/47	100	102
JPMorgan Chase & Co.,
3.78%, 2/1/28	600	585
4.13%, 12/15/26	2,700	2,685
Liberty Mutual Group, Inc.
4.85%, 8/1/44 (a)	175	176
Lincoln National Corp.
7.00%, 6/15/40	500	629
Lloyds Banking Group PLC,
3.57%, 11/7/28	900	826
3.75%, 1/11/27	525	494
4.38%, 3/22/28	200	195
Macquarie Bank Ltd.
6.63%, 4/7/21 (a)	365	388
Massachusetts Mutual Life Insurance Co.
4.50%, 4/15/65 (a)	250	234
MetLife, Inc.
5.70%, 6/15/35	150	172

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Nationwide Building Society,
4.30%, 3/8/29 (a)	$475	$455
4.36%, 8/1/24 (a)	500	498
Northern Trust Corp.
3.38%, 5/8/32	275	257
Prologis LP
3.88%, 9/15/28	350	352
Realty Income Corp.
3.65%, 1/15/28	350	338
Royal Bank of Scotland Group PLC
3.88%, 9/12/23	1,075	1,045
Santander UK PLC
5.00%, 11/7/23 (a)	1,050	1,060
Spirit Realty Capital, Inc.
3.75%, 5/15/21	375	379
Synchrony Financial,
3.70%, 8/4/26	75	68
3.95%, 12/1/27	650	590
Syngenta Finance N.V.
4.89%, 4/24/25 (a)	950	934
TD Ameritrade Holding Corp.,
3.30%, 4/1/27	325	312
3.63%, 4/1/25	550	541
Wells Fargo & Co.,
3.00%, 10/23/26	2,125	1,974
MTN
4.10%, 6/3/26	100	99
		42,022
Industrials (49.2%)
21st Century Fox America, Inc.
6.40%, 12/15/35	370	473
Abbott Laboratories
4.90%, 11/30/46	150	163
AbbVie, Inc.
4.70%, 5/14/45	400	386
Akamai Technologies, Inc.
0.00%, 2/15/19	300	298
Alfa SAB de CV
5.25%, 3/25/24 (a)	400	410
Alimentation Couche-Tard, Inc.
3.55%, 7/26/27 (a)	875	825
Amazon.com, Inc.,
2.80%, 8/22/24	375	362
4.25%, 8/22/57	425	427
American Airlines Pass-Through Trust,
3.20%, 12/15/29	231	220
4.00%, 1/15/27	469	468
Amgen, Inc.
4.66%, 6/15/51	408	405
Andeavor
4.75%, 12/15/23	1,125	1,163
	Face Amount (000)	Value (000)
Andeavor Logistics LP/Tesoro Logistics Finance Corp.
5.20%, 12/1/47	$100	$100
Anheuser-Busch InBev Finance, Inc.
4.90%, 2/1/46	1,125	1,142
Apple, Inc.,
3.85%, 5/4/43 - 8/4/46	1,050	1,009
APT Pipelines Ltd.
4.20%, 3/23/25 (a)	475	471
Ashtead Capital, Inc.,
4.13%, 8/15/25 (a)	525	501
5.25%, 8/1/26 (a)	200	202
AT&T, Inc.,
4.25%, 3/1/27	750	742
4.90%, 8/15/37 (a)	1,525	1,468
Bayer US Finance II LLC
4.38%, 12/15/28 (a)	325	319
BG Energy Capital PLC
5.13%, 10/15/41 (a)	320	346
Biogen, Inc.
5.20%, 9/15/45	275	293
Booking Holdings, Inc.
0.90%, 9/15/21 (b)	225	267
Buckeye Partners LP
4.13%, 12/1/27	450	417
Burlington Northern Santa Fe LLC,
4.40%, 3/15/42	75	77
4.55%, 9/1/44	435	454
Carlisle Cos., Inc.
3.50%, 12/1/24	400	384
Celgene Corp.
4.55%, 2/20/48	125	117
Cencosud SA
6.63%, 2/12/45 (a)(b)	325	328
Charter Communications Operating LLC/Charter Communications Operating Capital
6.48%, 10/23/45	800	863
Cimarex Energy Co.
3.90%, 5/15/27	350	335
Columbia Pipeline Group, Inc.
4.50%, 6/1/25	1,025	1,038
Comcast Corp.,
3.15%, 2/15/28	575	534
3.55%, 5/1/28	1,125	1,078
Concho Resources, Inc.,
3.75%, 10/1/27	275	263
4.85%, 8/15/48	275	277
ConocoPhillips Co.
4.95%, 3/15/26 (b)	200	216
Crown Castle International Corp.
3.80%, 2/15/28	425	404
Ctrip.com International Ltd.
1.25%, 9/15/22	450	441

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
CVS Health Corp.,
4.30%, 3/25/28	$700	$696
4.78%, 3/25/38	400	399
Darden Restaurants, Inc.
3.85%, 5/1/27 (b)	475	461
Dell International LLC/EMC Corp.
8.10%, 7/15/36 (a)	525	632
Delta Air Lines, Inc.
3.63%, 3/15/22	475	469
Dollar Tree, Inc.
4.00%, 5/15/25	700	688
DP World Ltd.
5.63%, 9/25/48 (a)(b)	300	298
Elanco Animal Health, Inc.
4.90%, 8/28/28 (a)	250	254
Eldorado Gold Corp.
6.13%, 12/15/20 (a)	480	457
Electronics For Imaging, Inc.
0.75%, 9/1/19	350	346
Embraer Netherlands Finance BV
5.40%, 2/1/27	330	337
Energy Transfer Partners LP
6.50%, 2/1/42	525	578
Enterprise Products Operating LLC
5.95%, 2/1/41	275	319
Express Scripts Holding Co.
4.80%, 7/15/46	125	122
Finisar Corp.
0.50%, 12/15/36	400	367
Fiserv, Inc.
4.20%, 10/1/28	275	276
Ford Motor Co.
4.75%, 1/15/43	550	459
Fortune Brands Home & Security, Inc.
4.00%, 9/21/23	475	477
General Electric Co.,
4.50%, 3/11/44 (b)	100	94
Series D
5.00%, 1/21/21 (b)(c)	525	512
General Motors Co.,
6.60%, 4/1/36	625	668
6.75%, 4/1/46	150	163
Glencore Funding LLC
3.88%, 10/27/27 (a)	825	767
Goldcorp, Inc.
5.45%, 6/9/44	225	234
Grupo Bimbo SAB de CV
3.88%, 6/27/24 (a)	400	395
Halliburton Co.
5.00%, 11/15/45	150	161
Harris Corp.
4.85%, 4/27/35	475	489
	Face Amount (000)	Value (000)
HCA, Inc.
4.50%, 2/15/27	$340	$334
Home Depot, Inc. (The),
4.88%, 2/15/44	75	83
5.88%, 12/16/36	159	194
International Paper Co.
3.00%, 2/15/27 (b)	625	575
Jaguar Land Rover Automotive PLC
4.50%, 10/1/27 (a)	400	330
Keurig Dr Pepper, Inc.
5.09%, 5/25/48 (a)(b)	150	153
Kinder Morgan Energy Partners LP
5.00%, 3/1/43	325	319
Kraft Heinz Foods Co.,
4.38%, 6/1/46	175	155
6.50%, 2/9/40	425	478
Kroger Co. (The),
4.45%, 2/1/47 (b)	200	184
6.90%, 4/15/38	30	36
Lowe's Cos., Inc.
2.50%, 4/15/26	350	322
LyondellBasell Industries N.V.
4.63%, 2/26/55	125	113
Medtronic, Inc.
4.63%, 3/15/45	125	133
Microsoft Corp.,
1.55%, 8/8/21	675	648
4.45%, 11/3/45	900	968
MPLX LP
5.20%, 3/1/47	400	402
Newcastle Coal Infrastructure Group Pty Ltd.
4.40%, 9/29/27 (a)	1,125	1,023
NOVA Chemicals Corp.
5.25%, 8/1/23 (a)	615	614
Nuance Communications, Inc.
1.00%, 12/15/35	470	445
Nucor Corp.
3.95%, 5/1/28	350	350
Nvent Finance Sarl
3.95%, 4/15/23 (a)	1,075	1,057
NXP Semiconductors NV
1.00%, 12/1/19	250	261
Oracle Corp.,
3.80%, 11/15/37	825	787
4.50%, 7/8/44	150	154
Patterson-UTI Energy, Inc.
3.95%, 2/1/28	450	417
Phillips 66
5.88%, 5/1/42	300	346
Plains All American Pipeline LP/PAA Finance Corp.
6.70%, 5/15/36	365	394
POSCO
4.00%, 8/1/23 (a)	225	225

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Rockies Express Pipeline LLC
6.88%, 4/15/40 (a)	$450	$515
Sabine Pass Liquefaction LLC
4.20%, 3/15/28	525	510
Sands China Ltd.
5.40%, 8/8/28 (a)(b)	800	798
Santos Finance Ltd.
4.13%, 9/14/27	725	673
Sigma Finance Netherlands BV
4.88%, 3/27/28 (a)	200	197
Southern Copper Corp.
7.50%, 7/27/35	358	445
Sprint Spectrum Co., LLC/Sprint Spectrum Co., II LLC/Sprint Spectrum Co., III LLC
4.74%, 3/20/25 (a)	400	401
Starbucks Corp.
4.00%, 11/15/28	675	674
Symantec Corp.
5.00%, 4/15/25 (a)	375	372
Telefonica Europe BV
8.25%, 9/15/30	609	781
Telenor East Holding II AS, Series VIP
0.25%, 9/20/19	200	196
Tencent Holdings Ltd.
3.60%, 1/19/28 (a)	675	640
Teva Pharmaceutical Finance Netherlands III BV
6.75%, 3/1/28 (b)	275	291
Thermo Fisher Scientific, Inc.
2.95%, 9/19/26	700	649
Transurban Finance Co., Pty Ltd.
4.13%, 2/2/26 (a)	510	502
Trimble, Inc.
4.90%, 6/15/28	625	630
Union Pacific Corp.
3.95%, 9/10/28	400	403
United Airlines Pass-Through Trust, Class A
4.30%, 8/15/25	562	574
Vale Overseas Ltd.
6.88%, 11/21/36	290	338
Valeo SA, Series FRT
0.00%, 6/16/21	400	375
Verint Systems, Inc.
1.50%, 6/1/21	375	388
Verizon Communications, Inc.,
4.13%, 3/16/27	300	302
4.27%, 1/15/36	1,675	1,601
Visa, Inc.
4.30%, 12/14/45	100	104
Wabtec Corp.
4.70%, 9/15/28	525	518
	Face Amount (000)	Value (000)
Walmart, Inc.
3.70%, 6/26/28	$625	$626
Westlake Chemical Corp.
4.38%, 11/15/47	250	223
Woodside Finance Ltd.
3.70%, 9/15/26 (a)	850	810
Wyndham Destinations, Inc.
4.15%, 4/1/24	325	317
Zillow Group, Inc.
2.00%, 12/1/21	325	353
		57,510
Utilities (8.5%)
Abu Dhabi National Energy Co., PJSC
4.38%, 6/22/26 (a)	625	619
Appalachian Power Co.
7.00%, 4/1/38	325	425
Black Hills Corp.,
3.15%, 1/15/27	375	345
4.35%, 5/1/33	75	74
Boston Gas Co.
4.49%, 2/15/42 (a)	125	126
Duke Energy Carolinas LLC
3.75%, 6/1/45	150	139
Duke Energy Corp.
2.65%, 9/1/26	600	543
EDP Finance BV
3.63%, 7/15/24 (a)	975	933
Electricite de France SA
4.50%, 9/21/28 (a)	475	468
Emera US Finance LP
3.55%, 6/15/26	650	613
Enel Chile SA
4.88%, 6/12/28	325	329
Enel Finance International N.V.
6.00%, 10/7/39 (a)	200	218
Enel SpA
8.75%, 9/24/73 (a)	510	566
Entergy Arkansas, Inc.
3.50%, 4/1/26	458	452
Entergy Louisiana LLC
3.05%, 6/1/31	75	68
ITC Holdings Corp.
3.35%, 11/15/27 (b)	525	495
Mid-Atlantic Interstate Transmission LLC
4.10%, 5/15/28 (a)	600	596
Mississippi Power Co.
3.95%, 3/30/28	400	392
Nevada Power Co., Series N
6.65%, 4/1/36	150	190
NextEra Energy Capital Holdings, Inc.
3.55%, 5/1/27	550	530

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Utilities (cont'd)
Pacific Gas & Electric Co.
3.95%, 12/1/47	$100	$87
South Carolina Electric & Gas Co.
4.25%, 8/15/28 (b)	175	175
Southern California Edison Co.
4.00%, 4/1/47	250	235
Trans-Allegheny Interstate Line Co.
3.85%, 6/1/25 (a)	400	397
TransAlta Corp.
4.50%, 11/15/22	986	969
		9,984
Total Fixed Income Securities (Cost $111,278)		109,516
	Shares
Short-Term Investments (7.0%)
Securities held as Collateral on Loaned Securities (1.5%)
Investment Company (1.5%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $1,828)	1,828,295	1,828
Investment Company (3.9%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $4,545)	4,544,876	4,545
	Face Amount (000)	Value (000)
U.S. Treasury Security (1.6%)
U.S. Treasury Bill
2.02%, 11/1/18 (b)(d)(e) (Cost $1,862)	$1,865	$1,862
Total Short-Term Investments (Cost $8,235)		8,235
Total Investments (100.7%) (Cost $119,513) Including $6,535 of Securities Loaned (f)(g)		117,751
Liabilities in Excess of Other Assets (–0.7%)		(873)
Net Assets (100.0%)		$116,878

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  All or a portion of this security was on loan at September 30, 2018.

(c)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2018.

(d)  Rate shown is the yield to maturity at September 30, 2018.

(e)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.

(f)  Securities are available for collateral in connection with open futures contracts and swap agreements.

(g)  At September 30, 2018, the aggregate cost for federal income tax purposes is approximately $119,698,000. The aggregate gross unrealized appreciation is approximately $1,391,000 and the aggregate gross unrealized depreciation is approximately $2,951,000, resulting in net unrealized depreciation of approximately $1,560,000.

MTN  Medium Term Note.

PJSC  Public Joint Stock Company.

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2018:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	140	Dec-18	28,000	$29,503	$(93)
U.S. Treasury Ultra Bond	37	Dec-18	3,700	5,708	(135)
Short:
U.S. Treasury 10 yr. Note	28	Dec-18	(2,800)	(3,326)	39
U.S. Treasury 10 yr. Ultra Long Bond	108	Dec-18	(10,800)	(13,608)	219
U.S. Treasury 30 yr. Bond	2	Dec-18	(200)	(281)	1
U.S. Treasury 5 yr. Note	10	Dec-18	(1,000)	(1,124)	2
					$33

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at September 30, 2018:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (000)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.48%	Semi-Annual/ Quarterly	12/21/26	$7,355	$295	$195	$100
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.33	Semi-Annual/ Quarterly	11/9/27	1,000	58	—	58
							$353	$195	$158

*  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

LIBOR  London Interbank Offered Rate.

Portfolio Composition**

Classification	Percentage of Total Investments
Industrials	49.6%
Finance	36.3
Utilities	8.6
Short-Term Investments	5.5
Total Investments	100.0	%***

**  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2018.

***  Does not include open long/short futures contracts with a value of approximately $53,550,000 and net unrealized appreciation of approximately $33,000. Does not include open swap agreements with total unrealized appreciation of approximately $158,000.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Corporate Bond Portfolio

Statement of Assets and Liabilities	September 30, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $113,140)	$111,378
Investment in Security of Affiliated Issuer, at Value (Cost $6,373)	6,373
Total Investments in Securities, at Value (Cost $119,513)	117,751
Interest Receivable	1,253
Receivable for Investments Sold	118
Receivable for Fund Shares Sold	11
Receivable from Affiliate	5
Receivable from Securities Lending Income	2
Other Assets	49
Total Assets	119,189
Liabilities:
Collateral on Securities Loaned, at Value	1,828
Payable for Fund Shares Redeemed	89
Payable for Professional Fees	85
Payable for Trustees' Fees and Expenses	78
Payable for Reorganization Expense	71
Payable for Advisory Fees	49
Payable for Transfer Agency Fees — Class I	24
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Sub Transfer Agency Fees — Class I	11
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Custodian Fees	12
Payable for Administration Fees	8
Payable for Variation Margin on Futures Contracts	8
Payable for Variation Margin on Swap Agreements	3
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	2
Deferred Capital Gain Country Tax	1
Other Liabilities	36
Total Liabilities	2,311
Net Assets	$116,878
Net Assets Consist Of:
Paid-in-Capital	$119,510
Total Distributable Earnings (Loss)	(2,632)
Net Assets	$116,878

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Corporate Bond Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2018 (000)
CLASS I:
Net Assets	$108,809
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	9,219,557
Net Asset Value, Offering and Redemption Price Per Share	$11.80
CLASS A:
Net Assets	$4,496
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	380,612
Net Asset Value, Redemption Price Per Share	$11.81
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.52
Maximum Offering Price Per Share	$12.33
CLASS L:
Net Assets	$1,499
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	127,126
Net Asset Value, Offering and Redemption Price Per Share	$11.79
CLASS C:
Net Assets	$2,074
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	176,951
Net Asset Value, Offering and Redemption Price Per Share	$11.72
(1) Including: Securities on Loan, at Value:	$6,535

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Corporate Bond Portfolio

Statement of Operations	Year Ended September 30, 2018 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$3,040
Dividends from Security of Affiliated Issuer (Note G)	29
Income from Securities Loaned — Net	17
Total Investment Income	3,086
Expenses:
Advisory Fees (Note B)	292
Professional Fees	146
Administration Fees (Note C)	62
Registration Fees	59
Sub Transfer Agency Fees — Class I	33
Sub Transfer Agency Fees — Class A	8
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	2
Transfer Agency Fees — Class I (Note E)	35
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Shareholder Services Fees — Class A (Note D)	17
Distribution and Shareholder Services Fees — Class L (Note D)	8
Distribution and Shareholder Services Fees — Class C (Note D)	14
Shareholder Reporting Fees	29
Pricing Fees	29
Custodian Fees (Note F)	27
Trustees' Fees and Expenses	4
Other Expenses	34
Total Expenses	807
Waiver of Advisory Fees (Note B)	(133)
Reimbursement of Class Specific Expenses — Class I (Note B)	(68)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Waiver of Shareholder Servicing Fees — Class A (Note D)	(7)
Rebate from Morgan Stanley Affiliate (Note G)	(3)
Net Expenses	594
Net Investment Income	2,492
Realized Gain (Loss):
Investments Sold	(2,061)
Futures Contracts	(105)
Swap Agreements	90
Net Realized Loss	(2,076)
Change in Unrealized Appreciation (Depreciation):
Investments (Net Increase in Deferred Capital Gain Country Tax of $1)	(801)
Futures Contracts	27
Swap Agreements	181
Net Change in Unrealized Appreciation (Depreciation)	(593)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(2,669)
Net Decrease in Net Assets Resulting from Operations	$(177)

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Corporate Bond Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2018 (000)	Year Ended September 30, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,492	$1,200
Net Realized Gain (Loss)	(2,076)	738
Net Change in Unrealized Appreciation (Depreciation)	(593)	(609)
Net Increase (Decrease) in Net Assets Resulting from Operations	(177)	1,329
Dividends and Distributions to Shareholders:
Class I	(1,527)	(987)*
Class A	(172)	(198)*
Class L	(34)	(46)*
Class C	(22)	(6)*
Total Dividends and Distributions to Shareholders	(1,755)	(1,237)
Capital Share Transactions:(1)
Class I:
Subscribed	13,881	11,336
Issued Due to a Tax-Free Reorganization	166,639	—
Distributions Reinvested	1,418	981
Redeemed	(109,651)	(6,291)
Class A:
Subscribed	2,854	5,810
Distributions Reinvested	172	198
Redeemed	(6,103)	(5,019)
Class L:
Distributions Reinvested	35	46
Redeemed	(212)	(432)
Class C:
Subscribed	1,304	971
Distributions Reinvested	21	5
Redeemed	(285)	(26)
Net Increase in Net Assets Resulting from Capital Share Transactions	70,073	7,579
Total Increase in Net Assets	68,141	7,671
Net Assets:
Beginning of Period	48,737	41,066
End of Period	$116,878	$48,737 †

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Corporate Bond Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2018 (000)	Year Ended September 30, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,163	941
Shares Issued Due to a Tax-Free Reorganization	14,158	—
Shares Issued on Distributions Reinvested	119	82
Shares Redeemed	(9,305)	(524)
Net Increase in Class I Shares Outstanding	6,135	499
Class A:
Shares Subscribed	238	483
Shares Issued on Distributions Reinvested	14	16
Shares Redeemed	(513)	(418)
Net Increase (Decrease) in Class A Shares Outstanding	(261)	81
Class L:
Shares Issued on Distributions Reinvested	3	4
Shares Redeemed	(18)	(36)
Net Decrease in Class L Shares Outstanding	(15)	(32)
Class C:
Shares Subscribed	110	80
Shares Issued on Distributions Reinvested	2	— @@
Shares Redeemed	(24)	(2)
Net Increase in Class C Shares Outstanding	88	78

@@  Amount is less than 500 shares.

The following information was previously reported in the September 30, 2017 financial statements. The distribution information for the year ended September 30, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the September 30, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended September 30, 2017 were as follows:

Class I:
Net Investment Income	$(987)
Class A:
Net Investment Income	$(198)
Class L:
Net Investment Income	$(46)
Class C:
Net Investment Income	$(6)

†  Accumulated Undistributed Net Investment Income for the year ended September 30, 2017 was $433.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

Corporate Bond Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$12.32		$12.33		$10.80		$11.12		$10.53
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.39		0.34		0.37		0.37		0.38
Net Realized and Unrealized Gain (Loss)	(0.58)		0.01		1.51		(0.37)		0.53
Total from Investment Operations	(0.19)		0.35		1.88		—		0.91
Distributions from and/or in Excess of:
Net Investment Income	(0.33)		(0.36)		(0.35)		(0.32)		(0.32)
Net Asset Value, End of Period	$11.80		$12.32		$12.33		$10.80		$11.12
Total Return(3)	(1.60)%		2.95	%(4)	17.79	%(5)	(0.04)%		8.79%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$108,809		$37,993		$31,873		$31,427		$36,598
Ratio of Expenses to Average Net Assets(8)	0.70	%(6)	0.70	%(6)	0.69	%(6)	0.70	%(6)	0.70	%(6)
Ratio of Net Investment Income to Average Net Assets(8)	3.29	%(6)	2.85	%(6)	3.28	%(6)	3.33	%(6)	3.47	%(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.01%		0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	37%		33%		41%		45%		50%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.97%		1.26%		1.28%		1.15%		1.13%
Net Investment Income to Average Net Assets	3.02%		2.29%		2.69%		2.88%		3.04%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 2.10%.

(5)  Performance was positively impacted by approximately 9.01% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 8.78%.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

Corporate Bond Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$12.32		$12.34		$10.81		$11.12		$10.53
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.33		0.30		0.32		0.33		0.34
Net Realized and Unrealized Gain (Loss)	(0.56)		(0.00	)(3)	1.53		(0.37)		0.53
Total from Investment Operations	(0.23)		0.30		1.85		(0.04)		0.87
Distributions from and/or in Excess of:
Net Investment Income	(0.28)		(0.32)		(0.32)		(0.27)		(0.28)
Net Asset Value, End of Period	$11.81		$12.32		$12.34		$10.81		$11.12
Total Return(4)	(1.87)%		2.54	%(5)	17.41	%(6)	(0.37)%		8.43%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,496		$7,911		$6,916		$544		$405
Ratio of Expenses to Average Net Assets(9)	1.01	%(7)	1.05	%(7)	0.99	%(7)	1.05	%(7)	1.05	%(7)
Ratio of Net Investment Income to Average Net Assets(9)	2.78	%(7)	2.50	%(7)	2.78	%(7)	2.98	%(7)	3.12	%(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.00	%(8)	0.01%		0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	37%		33%		41%		45%		50%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.29%		1.62%		1.51%		1.88%		1.60%
Net Investment Income to Average Net Assets	2.50%		1.93%		2.26%		2.15%		2.57%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 1.69%.

(6)  Performance was positively impacted by approximately 8.97% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 8.44%.

(7)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

Corporate Bond Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$12.30		$12.32		$10.79		$11.11		$10.52
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.29		0.26		0.30		0.30		0.31
Net Realized and Unrealized Gain (Loss)	(0.56)		(0.00	)(3)	1.51		(0.37)		0.54
Total from Investment Operations	(0.27)		0.26		1.81		(0.07)		0.85
Distributions from and/or in Excess of:
Net Investment Income	(0.24)		(0.28)		(0.28)		(0.25)		(0.26)
Net Asset Value, End of Period	$11.79		$12.30		$12.32		$10.79		$11.11
Total Return(4)	(2.19)%		2.20	%(5)	17.06	%(6)	(0.65)%		8.15%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,499		$1,749		$2,151		$2,163		$2,405
Ratio of Expenses to Average Net Assets(9)	1.38	%(7)	1.34	%(7)	1.33	%(7)	1.31	%(7)	1.30	%(7)
Ratio of Net Investment Income to Average Net Assets(9)	2.45	%(7)	2.20	%(7)	2.64	%(7)	2.72	%(7)	2.87	%(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.01%		0.01%		0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	37%		33%		41%		45%		50%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.56%		1.80%		1.75%		1.73%		1.66%
Net Investment Income to Average Net Assets	2.27%		1.74%		2.22%		2.30%		2.51%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.84% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 1.36%.

(6)  Performance was positively impacted by approximately 9.05% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 8.01%.

(7)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

Corporate Bond Portfolio

	Class C
	Year Ended September 30,						Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		September 30, 2015
Net Asset Value, Beginning of Period	$12.25		$12.27		$10.77		$11.21
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.25		0.21		0.22		0.10
Net Realized and Unrealized Gain (Loss)	(0.57)		0.00	(4)	1.53		(0.48)
Total from Investment Operations	(0.32)		0.21		1.75		(0.38)
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.23)		(0.25)		(0.06)
Net Asset Value, End of Period	$11.72		$12.25		$12.27		$10.77
Total Return(5)	(2.64)%		1.81	%(6)	16.47	%(7)	(3.40	)%(10)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,074		$1,084		$126		$10
Ratio of Expenses to Average Net Assets(12)	1.80	%(8)	1.80	%(8)	1.79	%(8)	1.80	%(8)(11)
Ratio of Net Investment Income to Average Net Assets(12)	2.10	%(8)	1.71	%(8)	1.90	%(8)	2.25	%(8)(11)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(9)	0.00	%(9)	0.01%		0.00	%(9)(11)
Portfolio Turnover Rate	37%		33%		41%		45	%(10)
(12) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.15%		2.82%		4.45%		38.20	%(11)
Net Investment Income (Loss) to Average Net Assets	1.75%		0.69%		(0.76)%		(34.15	)%(11)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  Performance was positively impacted by approximately 0.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 0.96%.

(7)  Performance was positively impacted by approximately 8.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 7.62%.

(8)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(9)  Amount is less than 0.005%.

(10)  Not annualized.

(11)  Annualized.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund", collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Corporate Bond Portfolio. The Fund seeks above-average total return over a market cycle of three to five years. The Fund offers four classes of shares — Class I, Class A, Class L and Class C.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option to purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

On June 4, 2018, the Fund acquired the net assets of Morgan Stanley Income Securities Inc. ("Income Securities Inc."), a closed-end investment company, based on the respective valuations as of the close of business on June 1, 2018, pursuant to a Plan of Reorganization approved by the shareholders of Income Securities Inc. on April 20, 2018 ("Reorganization"). The purpose of the transaction was to combine two funds managed by Morgan Stanley Investment Management Inc., (the "Adviser") with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 14,157,983 Class I shares of the Fund at a net asset value of $11.77 for 8,963,335 Common shares of Income Securities Inc. The net assets of Income Securities Inc. before the Reorganization were approximately $166,639,000, including unrealized depreciation of approximately $2,206,000 at June 1, 2018. The investment portfolio of Income Securities Inc., with a fair value of approximately $163,395,000 and identified cost of approximately $165,601,000 on June 1, 2018, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Income Securities Inc. was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Fund were approximately $43,663,000. Immediately after the Reorganization, the net assets of the Fund were approximately $210,323,000.

Upon closing of the Reorganization, shareholders of Income Securities Inc. received shares of the Fund as follows:

Morgan Stanley Income Securities Inc.	MSIFT Corporate Bond Portfolio
Common Shares	Class I

Assuming the acquisition had been completed on October 1, 2017, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the period ended September 30, 2018, are as follows:

Net investment income(1)	$8,337,000
Net realized and unrealized loss(2)	$(1,720,000)
Net increase in net assets resulting from operations	$6,617,000

(1) Approximately $2,492,000 as reported, plus approximately $4,618,000 Income Securities Inc. prior to the Reorganization, plus approximately $1,227,000 of estimated pro-forma eliminated expenses.

(2) Approximately $(2,669,000) as reported, plus approximately $949,000 Income Securities Inc. prior to the Reorganization.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Income Securities Inc. that have been included in the Fund's Statement of Operations since June 4, 2018.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are

valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$109,516	$—	$109,516
Short-Term Investments
Investment Company	6,373	—	—	6,373
U.S. Treasury Security	—	1,862	—	1,862
Total Short-Term Investments	6,373	1,862	—	8,235
Futures Contracts	261	—	—	261
Interest Rate Swap Agreements	—	158	—	158
Total Assets	6,634	111,536	—	118,170
Liabilities:
Futures Contracts	(228)	—	—	(228)
Total	$6,406	$111,536	$—	$117,942

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2018:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$261	(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	158	(a)
Total			$419
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$(228	)(a)
Total			$(228)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	(105)
Credit Risk	Swap Agreements	(6)
Interest Rate Risk	Swap Agreements	96
	Total	$(15)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	27
Credit Risk	Swap Agreements	7
Interest Rate Risk	Swap Agreements	174
	Total	$208

For the year ended September 30, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly original value	$48,562,000
Swap Agreements:
Average monthly notional amount	$6,736,000

4.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$6,535	(b)	$—	$(6,535	)(c)(d)	$0

(b) Represents market value of loaned securities at period end.

(c) The Fund received cash collateral of approximately $1,828,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $4,740,000 in the form of U.S. Government agency securities and U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(d) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of September 30, 2018:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$1,828	$—	$—	$—	$1,828
Total Borrowings	$1,828	$—	$—	$—	$1,828
Gross amount of recognized liabilities for securities lending transactions					$1,828

5.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.375% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I shares, 1.05% for Class A shares, 1.52% for Class L shares and 1.80% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2018, approximately $133,000 of advisory fees were waived and approximately $70,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of

0.25% of the Fund's average daily net assets attributable to Class A shares. The Distributor has agreed to waive the 12b-1 fees on Class A shares of the Fund to the extent it exceeds 0.15% of the average daily net assets of such shares on an annualized basis. For the year ended September 30, 2018, this waiver amounted to approximately $7,000.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Trust pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments,

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

were approximately $86,818,000 and $173,870,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2018, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended September 30, 2018 is as follows:

Affiliated Investment Company	Value September 30, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,286	$70,941	$65,854	$29
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2018 (000)
Liquidity Funds	$—	$—	$6,373

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for U.S. GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From: Ordinary Income (000)	2017 Distributions Paid From: Ordinary Income (000)
$1,755	$1,237

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

adjustments for swap transactions, an expired capital loss carryforward and tax adjustments related to the Reorganization, resulted in the following reclassifications among the components of net assets at September 30, 2018:

Total Distributable Earnings (Loss) (000)	Paid-in- Capital (000)
$7,992	$(7,992)

At September 30, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,110	$—

During the year ended September 30, 2018, capital loss carryforwards of approximately $8,051,000 expired for federal income tax purposes. In addition, the Fund utilized capital loss carryforwards of approximately $79,000.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended September 30, 2018, the Fund deferred to October 1, 2018 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$2,120

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 31.35%.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the "ASU") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Corporate Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Corporate Bond Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 20, 2018

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2017, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's management fee was lower than its peer group average but its total expense ratio was higher than its peer group average. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average, (ii) management fee was competitive with its peer group average and (iii) total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program(2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	87	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

41

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTCBANN
2287818 EXP 11.30.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Global Multi-Asset Income Portfolio

Annual Report

September 30, 2018

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	9
Consolidated Statement of Assets and Liabilities	35
Consolidated Statement of Operations	37
Consolidated Statements of Changes in Net Assets	38
Consolidated Financial Highlights	39
Notes to Consolidated Financial Statements	43
Report of Independent Registered Public Accounting Firm	55
Investment Advisory Agreement Approval	56
Federal Tax Notice	58
Privacy Notice	59
Trustee and Officer Information	62

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Multi-Asset Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2018

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Expense Example (unaudited)

Global Multi-Asset Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/18	Actual Ending Account Value 9/30/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Multi-Asset Income Portfolio Class I	$1,000.00	$982.60	$1,020.31	$4.72	$4.81	0.95%
Global Multi-Asset Income Portfolio Class A	1,000.00	980.20	1,018.55	6.45	6.58	1.30
Global Multi-Asset Income Portfolio Class C	1,000.00	976.50	1,014.79	10.16	10.35	2.05
Global Multi-Asset Income Portfolio Class IS	1,000.00	982.70	1,020.56	4.47	4.56	0.90

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited)

Global Multi-Asset Income Portfolio

The Fund's investment objective is to maximize current income and to seek capital appreciation over time.

Performance

For the fiscal year ended September 30, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 0.30%, net of fees. The Fund's Class I shares outperformed against the Fund's benchmark, the Bloomberg Barclays Global Aggregate Index, which returned –1.32%, but underperformed the Customized MSIM Global Allocation Income Index (the "Customized Index", which is comprised of 30% MSCI All Country World Index, 50% Bloomberg Barclays Global Aggregate Index, 5% Dow Jones Brookfield Global Infrastructure Index, 5% FTSE EPRA Nareit Developed Index, 5% Bloomberg Barclays Global High Yield Index, and 5% J.P. Morgan EMBI Global Index), which returned 2.27%.

Factors Affecting Performance1

•  In the 12 months ended September 30, 2018, equities and commodities outperformed bonds, with the MSCI All Country World Index up +9.8%, the J.P. Morgan Global Government Bond Index down –1.6% and the S&P GSCI Index, a broad index of commodity prices, rising +22.9%.2 (Except where noted, equity market returns are represented by the MSCI regional or country index and are calculated in U.S. dollars (USD)).

•  Risky assets rose overall in the 12 months ending in September 30, 2018, despite experiencing market volatility in the first quarter of 2018. In 2017, markets were dominated by a benign Goldilocks environment of low rates and strong, synchronized global growth. This came to an abrupt end during the first quarter of 2018, as rising rates and stronger inflation and wage data amid increasingly protectionist policies from the U.S. caused the VIX index to spike to the highest level since 2015. By the second and third quarters, risky assets recommenced the rally, led by U.S. equities which were propelled by strong late-cycle economic growth and robust U.S. corporate earnings, both of which were boosted by tax cuts and fiscal stimulus.

•  Global equities rose +9.8% (MSCI All Country World Index, USD) driven by U.S. and Japanese stocks. The S&P 500 Index rose +17.9% as U.S. economic and corporate earnings growth outperformed other regions, boosted by pro-growth tax reform and fiscal stimulus, despite threats (initially) and implementation (eventually) of protectionist measures by the U.S. government. Eurozone equities (Euro Stoxx 50 Index –4.6% in euros, –2.9% USD) were hurt by currency strength, political turmoil in Italy and persistently disappointing economic data. In the second quarter, Italian left- and right-wing populist parties came together to form a government and reassure markets they were not seeking to leave the eurozone; however, mixed messages since then from the country's leadership stoked uncertainty and fears that Italy is headed toward confrontation with the Eurogroup over its budget. Emerging markets (MSCI Emerging Markets Index –0.8% USD, +2.7% local currency) underperformed. Steadily rising rates, along with a strengthening U.S. dollar and the brewing trade war between the U.S. and China began to pressure emerging market assets, particularly in countries with high U.S. dollar funding needs (e.g., Turkey, where equities fell –41.7%, and Argentina, where equities fell –46.5%). Japanese equities outperformed (MSCI Japan Index +11.2% local, +10.2% USD) on improving growth and slowly firming inflation, rallying strongly in the fourth quarter of 2017 in particular following the Abe electoral victory.

•  Within bonds, global government yields rose during the period. In the U.S., the 10-year Treasury yield rose +73 basis points (bps) to 3.06%, while the 2-year yield rose +134 bps to 2.82%, causing the yield curve to flatten. The Federal Open Market Committee (FOMC) raised the policy rate by an aggregate +100 bps during the

1  Certain of the Fund's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Fund may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Fund's performance during the period.

2  Data sources used in preparation of this commentary include FactSet and Bloomberg LP. data as of September 30, 2018.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited) (cont'd)

Global Multi-Asset Income Portfolio

period and revised upward its projected path of rates. Low quality U.S. credit spreads tightened. U.S. high yield spreads fell –31 bps to 3.16%, a level last seen before the Global Financial Crisis, while U.S. investment grade credit spreads widened slightly by +5 bps to 1.06%. Elsewhere in developed markets, German 10-year yields were nearly unchanged at 0.47%, but Italian yields spiked up by +104 bps to above 3% — a level last seen in 2014. The Italian government's rhetoric became increasingly confrontational with the Eurogroup. Italy announced a disappointing budget, which projected a 2.4% budget deficit for 2019, a negative surprise for markets, which had been expecting a number below 2%. The U.K. 10-year yield rose +21 bps to 1.57%, as Brexit negotiators appeared at an impasse in the face of a looming deadline for an agreement. Emerging market sovereign spreads widened, as currency devaluations stoked higher inflation, prompting many central banks to hike rates amid slowing growth.

•  Commodity prices were driven higher by Brent oil, which rose +47% as Organization of the Petroleum Exporting Countries (OPEC) oil ministers agreed to increase production by less than market had feared, Venezuela's production collapsed, and initial Iranian supply disruptions in anticipation of U.S. sanctions exceeded expectations. Falling Organisation for Economic Cooperation and Development inventories, as well as concerns over limited OPEC spare capacity and bottlenecks in U.S. shale, further fueled oil prices.

•  Within currencies, the U.S. dollar rose +2.2%, pushed higher by increasing rate differentials relative to most trading partners as well as an investor flight to safe-haven assets amid an intensifying trade war between the U.S. and China. This tipped the most vulnerable (EM) economies, such as those with large current account deficits like Argentina and Turkey, into crisis, and caused contagion to spread more broadly in EM. Many EM currencies sold off sharply (J.P. Morgan EM Currency Index –10.6%). The Argentine peso (–58.1%) was the worst-performing currency despite securing a financing deal from the International Monetary Fund aimed at stemming currency weakness. The Turkish lira fell –41.2% as investors grew concerned over Erdogan's increasingly authoritarian control over monetary policy, confrontations with the U.S. and the potential for lack of fiscal discipline under his leadership following his electoral win. The Brazilian real fell –21.9% on concerns over lack of political will to implement fiscal reforms and a truckers strike over rising fuel prices which disrupted economic activity. The contagion spread to Russia and India, where currencies fell roughly 9% to 12% this year-to-date through September 30.

•  Active positions within equities contributed negatively to performance. Overweight positions in consumer finance stocks relative to U.S. equities and eurozone domestically focused equities relative to U.S. equities, and an underweight position in U.S. cyclicals vs. defensives equities were the top detractors, in addition to an overweight position in Japanese equities relative to U.S. equities and an underweight position in Canadian banks relative to global equities. However, these losses were partially offset by gains from underweight positions in China H-shares and global machinery, and an overweight position in South African banks, all relative to global equities.

•  Active positions within fixed income strongly contributed to performance. Overweight positions in Brazilian bonds and a Mexican 2s/10s steepener position contributed to performance. In addition, overweight positions in Portuguese and Greek bonds relative to both German and Italian 10-year bonds contributed to performance. Detractors during the period included an overweight position in U.S. 10-year Treasury bonds relative to German 10-year bunds and an overweight position in Mexican 2-year swaps.

•  Active positions within commodities (implemented via commodity futures) had a positive impact on performance, as underweight position in copper contributed, whereas an overweight in Brent crude oil detracted from performance.

•  Active positions within high-yielding assets had a negligible impact on performance.

•  Active currency positions (implemented via currency forwards and futures) negatively impacted performance. Overweight positions in the Turkish lira and Argentine peso relative to emerging market currencies detracted from performance. Other detractors included overweight positions in the Swedish koruna relative to euro and Japanese yen relative to U.S. dollar. These losses were partially

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited) (cont'd)

Global Multi-Asset Income Portfolio

offset by gains from our underweight positions in the Chinese renminbi and euro, both relative to U.S. dollar, and in the Czech koruna relative to euro.

Management Strategies

•  As of September 30, 2018, the Fund was neutral global equities and overweight global fixed income. We expect strong, overheating global growth to give way to stagflation over the next two to four quarters. By 2019, we forecast global growth will slow to 2.8% (from 3.1% in 2018), led down by the U.S., due to peaking fiscal stimulus, continued rate hikes and greater trade protectionism. Simultaneously, global inflation remains in an uptrend: G-4 inflation continues to accelerate mildly, and EM ex-China inflation is increasing on weaker currencies in the region.

•  Tighter policy globally should contribute to slower growth by early 2019, as well as cause many assets to de-rate as the era of "Free Money" comes to an end. We expect one more hike from the Federal Reserve (Fed) this year and four next year, and the European Central Bank to begin its tightening cycle in late 2019. In addition, Chinese authorities will be constrained in their ability to loosen policy, and EM ex-China central banks have been forced to tighten policy to combat inflation.

•  We are neutral global equities, which are slightly expensive, at 14.6x forward price-to-earnings (P/E), or 5% above their historical average multiple. However the deterioration in the growth-inflation tradeoff in the next 12 months from +1% to 0% implies a ~10% de-rating. In addition, we expect global earnings per share growth to disappoint expectations in 2019, at +7% vs. 10% expected by the consensus. Sentiment is neutral.

•  We expect a reversal of U.S. economic outperformance over the next six to 12 months, as the U.S. slows while the rest of the world stabilizes and begins to improve. U.S. asset markets will likely turn to underperformers in that environment. Three factors which supported U.S. growth in the last 12 to 18 months are set to reverse: First, net exports (which contributed 1.2% to U.S. second quarter 2018 gross domestic product (GDP) on 2017 USD weakness and pulling forward of demand pre-tariffs) will likely reverse, on the lagged effect of USD strength and tariff implementation. Second, U.S. policy rates will probably approach or slightly exceed neutral levels over the next 6 to 12 months. Third, we expect the boost from fiscal stimulus to begin to fade in 2019. U.S. GDP growth should slow from its current pace of 3% to 3.5% closer to 1.5% to 2.0% by the end of 2019.

•  By contrast, we expect growth in the rest of the world to accelerate over the next six to 12 months compared to this year thus far. The deceleration in eurozone GDP growth from above 2.5% in late 2017 to 1.5% in the second quarter of 2018 seemed like an aberration (though a stronger euro was a factor) and we expect growth to stabilize closer to a 1.75% to 2%. We expect EM ex-China growth to stabilize in 2019 around 3.3%. China's pace of growth deceleration is likely to moderate as authorities attempt to dial back credit tightening and encourage increased fiscal spending. Thus, U.S. economic growth is likely to start slowing just as the rest of the world stabilizes or accelerates. Given elevated valuations in and investor enthusiasm for U.S. assets, such a reversal of growth dynamics could lead to a disproportionately large market reaction.

•  Within equities, we are underweight U.S. relative to emerging markets. EM vs. U.S. is trading at a 16% discount to the historical median relative 12-month forward P/E since 1995. We are underweight U.S. cyclical vs. defensive stocks, as cyclicals tend to underperform defensives when global growth slows.

•  In fixed income, we are overweight U.S. Treasuries, which are slightly cheap to fair value based on our model: U.S. 10-year yields, at 3.20%, are above fair value of 2.49% today, and expected fair value of 2.64% by year-end 2018 (based on our expectation for disappointing growth in conjunction with gradually rising inflation). U.S. bonds are at extreme oversold levels on a tactical basis.

•  We hold a number of overweight positions in deep value EM bonds and currencies, such as Brazilian 3-year bonds, Argentinian 1- and 10-year bonds, and South African 10-year bonds. In currencies, we hold a broad overweight in EM

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited) (cont'd)

Global Multi-Asset Income Portfolio

currencies (ex-China) vs. USD, as aggregate EM ex-China currencies are roughly one standard deviation cheap on relative real effective exchange rate (REER) (vs. USD), and sentiment is oversold. We also hold targeted relative overweight positions in deep value EM currencies such as the Turkish lira and Argentine peso (both hedged with a basket of EM currencies).

•  We remain underweight select China-sensitive assets, such as the renminbi (which is 1.4 standard deviations expensive on REER) as well as global luxury goods and elevator manufacturers. China's economy appears to be moderately slowing, with real activity indicators such as infrastructure investment growth at 1.6%, the lowest level since 2012, and residential property sales falling to 2% in the first half of 2018. Decelerating credit growth (total social financing growth fell from roughly 15% in 2017 to 11.4% in the most recent data) indicates that nominal GDP is likely to fall from 9.8% in the second quarter of 2018 to 8.5% in 2019 year-over-year. We expect real GDP growth in turn to slow from 6.3% in 2018 to 6.1% in 2019. While monetary policy is beginning to ease and fiscal policy is modestly easing, regulatory policy is still tight, and China's ability to ease aggressively to combat the slowdown will be constrained by the Fed's hiking cycle and the renminbi.

•  We are underweight the U.S. dollar, given our expectation for relative U.S. growth to slow. Additionally, we expect deterioration in the U.S. fiscal balance and current account (consensus expectations for the latter at –2.5% in 2019 vs. –2.2% in the second quarter of 2018). Sentiment is extremely bullish for the USD: at 0.6 standard deviations expensive based on long-term REER.

•  We believe gold prices could rise 10% to 20% as U.S. Treasury inflation protected security (TIPS) yields fall (due to our forecast for weaker global growth in 2019) and the U.S. dollar depreciates (USD is moderately expensive on REER and sentiment is overbought). In addition, sentiment is at the most oversold level since 2006.

*  Minimum Investment

**  Commenced operations on April 30, 2015.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited) (cont'd)

Global Multi-Asset Income Portfolio

Performance Compared to the Bloomberg Barclays Global Aggregate Index(1), the Customized MSIM Global Allocation Income Index(2), and the Lipper Flexible Portfolio Funds Index(3)

	Period Ended September 30, 2018 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(5)	0.30%	—	—	2.02%
Fund — Class A Shares w/o sales charges(5)	–0.02	—	—	1.68
Fund — Class A Shares with maximum 5.25% sales charges(5)	–5.29	—	—	0.10
Fund — Class C Shares w/o sales charges(6)	–0.82	—	—	0.90
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	–1.81	—	—	0.90
Fund — Class IS Shares w/o sales charges(5)	0.34	—	—	2.09
Bloomberg Barclays Global Aggregate Index	–1.32	—	—	1.32
Customized MSIM Global Allocation Income Index	2.27	—	—	3.80
Lipper Flexible Portfolio Funds Index	5.89	—	—	5.62

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Bloomberg Barclays Global Aggregate Index provides a broadbased measure of the global investment grade fixed-rate debt markets. Total Returns shown in unhedged USD. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Customized MSIM Global Allocation Income Index is comprised of 30% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 50% Bloomberg Barclays Global Aggregate Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% Dow Jones Brookfield Global Infrastructure Index (benchmark that measures the stock performance of companies that exhibit strong infrastructure charateristics), 5% FTSE EPRA Nareit Developed Index (benchmark that is designed to reflect stock performance of companies engaged in North American, European, and Asian real estate markets), 5% Bloomberg Barclays Global High Yield Index (benchmark that is a multi currency flagship measure of global high yield debt market), 5% J.P. Morgan EMBI Global Index (benchmark that tracks returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi sovereign entities). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Flexible Portfolio Funds classification.

(4)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(5)  Commenced operations on April 30, 2015.

(6)  Commenced operations on May 08, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments

Global Multi-Asset Income Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (59.9%)
Agency Fixed Rate Mortgages (3.6%)
United States (3.6%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
3.50%, 2/1/45		$41	$41
Federal National Mortgage Association,
Conventional Pools:
4.50%, 10/1/44 - 11/1/44		36	36
October TBA:
3.00%, 10/1/33 (a)		62	61
3.50%, 10/1/48 (a)		204	201
4.00%, 10/1/48 (a)		140	142
4.50%, 10/1/48 (a)		60	62
			543
Asset-Backed Security (0.1%)
United States (0.1%)
United Auto Credit Securitization Trust,
4.26%, 5/10/23 (b)		15	15
Commercial Mortgage-Backed Securities (1.4%)
United States (1.4%)
GS Mortgage Securities Trust,
4.92%, 8/10/46 (b)(c)		70	67
Wells Fargo Commercial Mortgage Trust,
4.24%, 5/15/48 (c)		51	48
WFCG Commercial Mortgage Trust,
1 Month USD LIBOR + 3.14%, 5.30%, 11/15/29 (b)(c)		40	40
WFRBS Commercial Mortgage Trust,
4.27%, 5/15/45 (b)(c)		40	37
5.20%, 9/15/46 (b)(c)		25	24
			216
Corporate Bonds (9.5%)
Australia (1.0%)
Australia & New Zealand Banking Group Ltd.,
5.13%, 9/10/19	EUR	50	61
Commonwealth Bank of Australia,
1.75%, 11/7/19 (b)		$25	25
Macquarie Group Ltd.,
4.15%, 3/27/24 (b)		25	25
Transurban Finance Co., Pty Ltd.,
4.13%, 2/2/26 (b)		25	24
Woolworths Group Ltd.,
4.00%, 9/22/20 (b)		25	25
			160
Belgium (0.2%)
Anheuser-Busch InBev Finance, Inc.,
4.70%, 2/1/36		25	25
Canada (0.2%)
Royal Bank of Canada,
2.75%, 2/1/22		25	25
	Face Amount (000)		Value (000)
France (0.3%)
BNP Paribas SA,
5.00%, 1/15/21		$50	$52
Germany (0.1%)
Deutsche Bank AG,
2.70%, 7/13/20		25	24
Israel (0.1%)
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 7/21/21		10	9
Netherlands (0.4%)
Cooperatieve Rabobank UA,
3.75%, 11/9/20	EUR	50	62
United Kingdom (0.2%)
Vodafone Group PLC,
4.38%, 5/30/28		$25	25
United States (7.0%)
Abbott Laboratories,
3.40%, 11/30/23		25	25
Air Lease Corp.,
2.13%, 1/15/20		25	25
Amazon.com, Inc.,
2.80%, 8/22/24		25	24
American Express Credit Corp.,
1.88%, 5/3/19		10	10
Apple, Inc.,
2.50%, 2/9/22		50	49
AT&T, Inc.,
4.25%, 3/1/27		50	50
Bank of America Corp.,
MTN
4.25%, 10/22/26		25	25
Boston Properties LP,
3.85%, 2/1/23		50	50
Charter Communications Operating LLC/ Charter Communications Operating Capital,
4.91%, 7/23/25		25	26
Citigroup, Inc.,
5.50%, 9/13/25		50	53
CVS Health Corp.,
3.70%, 3/9/23		25	25
Dollar Tree, Inc.,
3.70%, 5/15/23		25	25
General Motors Financial Co., Inc.,
4.30%, 7/13/25		5	5
Goldman Sachs Group, Inc. (The),
6.75%, 10/1/37		50	60
Halfmoon Parent, Inc.,
3.75%, 7/15/23 (b)		25	25
HSBC USA, Inc.,
3.50%, 6/23/24		100	98
JPMorgan Chase & Co.,
3.78%, 2/1/28		25	24

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Face Amount (000)		Value (000)
United States (cont'd)
Keurig Dr Pepper, Inc.,
4.06%, 5/25/23 (b)		$25	$25
McDonald's Corp.,
MTN
3.38%, 5/26/25		50	49
Merck & Co., Inc.,
2.80%, 5/18/23		50	49
Microsoft Corp.,
1.55%, 8/8/21		25	24
MPLX LP,
4.00%, 2/15/25		50	49
NBC Universal Media LLC,
4.38%, 4/1/21		50	51
PepsiCo, Inc.,
1.70%, 10/6/21		25	24
salesforce.com, Inc.,
3.25%, 4/11/23		25	25
Starbucks Corp.,
3.80%, 8/15/25		25	25
Union Pacific Corp.,
3.95%, 9/10/28		15	15
UnitedHealth Group, Inc.,
2.88%, 3/15/23		25	24
Verizon Communications, Inc.,
4.13%, 3/16/27		25	25
Visa, Inc.,
3.15%, 12/14/25		25	24
Walmart, Inc.,
2.55%, 4/11/23		25	24
Wells Fargo & Co.,
3.00%, 10/23/26		50	47
			1,079
			1,461
Sovereign (34.1%)
Argentina (2.6%)
Argentine Republic Government International Bond,
5.88%, 1/11/28		127	101
6.25%, 4/22/19		300	301
			402
Australia (1.1%)
Australia Government Bond,
2.75%, 11/21/27	AUD	150	109
3.25%, 4/21/25		80	61
			170
Austria (0.6%)
Republic of Austria Government Bond,
1.20%, 10/20/25 (b)	EUR	70	86
Belgium (1.4%)
Kingdom of Belgium Government Bond,
0.80%, 6/22/25 (b)		185	221
	Face Amount (000)		Value (000)
Brazil (2.6%)
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/21	BRL	1,613	$404
Canada (1.4%)
Canadian Government Bond,
1.00%, 6/1/27	CAD	80	55
1.50%, 6/1/26		210	152
			207
Denmark (0.1%)
Denmark Government Bond,
0.50%, 11/15/27	DKK	100	16
France (1.5%)
French Republic Government Bond OAT,
0.50%, 5/25/25	EUR	75	88
0.75%, 5/25/28		30	35
1.00%, 5/25/27		59	71
3.25%, 5/25/45		25	39
			233
Germany (3.8%)
Bundesrepublik Deutschland Bundesanleihe,
0.00%, 8/15/26		10	11
0.50%, 2/15/28		14	16
1.00%, 8/15/25		60	74
1.50%, 9/4/22		70	87
2.50%, 1/4/21		200	248
4.25%, 7/4/39		45	86
4.75%, 7/4/34		35	65
			587
Greece (2.2%)
Hellenic Republic Government Bond,
3.75%, 1/30/28		292	329
Hungary (0.1%)
Hungary Government International Bond,
5.75%, 11/22/23		$20	22
Italy (1.9%)
Italy Buoni Poliennali Del Tesoro,
1.45%, 9/15/22	EUR	100	113
2.20%, 6/1/27		40	44
3.75%, 9/1/24		90	111
5.00%, 9/1/40		14	19
			287
Japan (6.9%)
Japan Government Ten Year Bond,
0.10%, 6/20/26	JPY	5,000	44
0.50%, 9/20/24		45,000	408
1.10%, 6/20/21		24,600	224
Japan Government Thirty Year Bond,
0.30%, 6/20/46		8,300	63
1.70%, 6/20/33		14,300	150
2.00%, 9/20/40		15,000	167
			1,056

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Face Amount (000)		Value (000)
Malaysia (0.1%)
Malaysia Government Bond,
3.96%, 9/15/25	MYR	80	$19
Mexico (0.6%)
Mexican Bonos,
Series M
5.75%, 3/5/26	MXN	800	38
7.50%, 6/3/27		500	26
Petroleos Mexicanos,
4.88%, 1/18/24		$20	20
			84
Netherlands (0.5%)
Netherlands Government Bond,
0.25%, 7/15/25 (b)	EUR	70	81
New Zealand (0.5%)
New Zealand Government Bond,
3.00%, 4/20/29	NZD	120	82
Norway (0.1%)
Norway Government Bond,
2.00%, 5/24/23 (b)	NOK	100	13
Poland (0.6%)
Republic of Poland Government Bond,
2.25%, 4/25/22	PLN	280	76
4.00%, 10/25/23		40	12
			88
Portugal (1.7%)
Portugal Obrigacoes do Tesouro OT,
2.88%, 7/21/26 (b)	EUR	87	111
3.88%, 2/15/30 (b)		28	38
4.13%, 4/14/27 (b)		76	105
			254
Russia (0.1%)
Russian Federal Bond - OFZ,
7.00%, 8/16/23	RUB	800	12
Spain (1.6%)
Spain Government Bond,
0.35%, 7/30/23	EUR	110	127
0.40%, 4/30/22		30	35
1.95%, 7/30/30 (b)		45	54
4.40%, 10/31/23 (b)		20	27
			243
Sweden (0.1%)
Sweden Government Bond,
1.00%, 11/12/26	SEK	70	8
United Kingdom (2.0%)
United Kingdom Gilt,
1.25%, 7/22/27	GBP	71	91
1.50%, 1/22/21		30	40
	Face Amount (000)		Value (000)
3.50%, 1/22/45	GBP	60	$103
4.25%, 6/7/32 - 9/7/39		44	77
			311
			5,215
U.S. Treasury Securities (11.2%)
United States (11.2%)
U.S. Treasury Bonds,
2.50%, 2/15/45		$149	131
3.13%, 5/15/48		67	66
3.50%, 2/15/39		119	125
U.S. Treasury Notes,
0.50%, 1/15/28		1,148	1,102
1.38%, 1/31/21		130	126
2.25%, 2/15/27		180	170
			1,720
Total Fixed Income Securities (Cost $9,226)			9,170
	Shares
Common Stocks (20.5%)
Australia (1.2%)
AGL Energy Ltd.		70	1
Alumina Ltd.		246	1
Amcor Ltd.		118	1
AMP Ltd.		295	1
APA Group		1,260	9
Aristocrat Leisure Ltd.		55	1
ASX Ltd.		19	1
Atlas Arteria Ltd.		462	2
Aurizon Holdings Ltd.		207	1
AusNet Services		1,918	2
Australia & New Zealand Banking Group Ltd.		322	7
Bank of Queensland Ltd.		41	—	@
Bendigo & Adelaide Bank Ltd.		50	—	@
BHP Billiton Ltd.		315	8
Boral Ltd.		118	1
Brambles Ltd.		161	1
BWP Trust REIT		325	1
Caltex Australia Ltd.		27	1
Challenger Ltd.		57	—	@
Charter Hall Retail REIT		226	1
CIMIC Group Ltd.		10	—	@
Coca-Cola Amatil Ltd.		57	—	@
Cochlear Ltd.		6	1
Commonwealth Bank of Australia		176	9
Computershare Ltd.		47	1
Cromwell Property Group REIT		990	1
Crown Resorts Ltd.		36	—	@
CSL Ltd.		45	7
Dexus REIT		746	6
Domino's Pizza Enterprises Ltd.		7	—	@
The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares	Value (000)
Australia (cont'd)
Flight Centre Travel Group Ltd.	6	$—	@
Fortescue Metals Group Ltd.	152	—	@
Goodman Group REIT	1,373	10
GPT Group (The) REIT	1,383	5
Harvey Norman Holdings Ltd.	55	—	@
Healthscope Ltd.	169	—	@
Incitec Pivot Ltd.	169	1
Insurance Australia Group Ltd.	244	1
Investa Office Fund REIT	378	2
James Hardie Industries PLC CDI	45	1
Lend Lease Group REIT	55	1
Macquarie Group Ltd.	31	3
Medibank Pvt Ltd.	277	1
Mirvac Group REIT	2,850	5
National Australia Bank Ltd.	296	6
Newcrest Mining Ltd.	75	1
Oil Search Ltd.	136	1
OneMarket Ltd. (d)	75	—	@
Orica Ltd.	38	—	@
Origin Energy Ltd. (d)	176	1
Qantas Airways Ltd.	49	—	@
QBE Insurance Group Ltd.	144	1
Ramsay Health Care Ltd.	14	1
REA Group Ltd.	6	—	@
Rio Tinto Ltd.	41	2
Santos Ltd.	181	1
Scentre Group REIT	3,957	11
Seek Ltd.	33	1
Shopping Centres Australasia Property Group REIT	785	1
Sonic Healthcare Ltd.	40	1
South32 Ltd.	523	1
Spark Infrastructure Group	1,725	3
St. Barbara Ltd.	4	—	@
Stockland REIT	1,937	6
Suncorp Group Ltd.	129	1
Sydney Airport	1,250	6
Tabcorp Holdings Ltd.	199	1
Telstra Corp., Ltd.	427	1
TPG Telecom Ltd.	34	—	@
Transurban Group	2,263	18
Treasury Wine Estates Ltd.	74	1
Vicinity Centres REIT	2,538	5
Vocus Group Ltd. (d)	53	—	@
Wesfarmers Ltd.	113	4
Westpac Banking Corp.	346	7
Woodside Petroleum Ltd.	76	2
Woolworths Group Ltd.	132	3
		182
Austria (0.1%)
BUWOG AG (d)	62	2
CA Immobilien Anlagen AG	48	2
	Shares	Value (000)
Erste Group Bank AG (d)	6	$—	@
Raiffeisen Bank International AG	504	15
		19
Belgium (0.1%)
Aedifica SA REIT	9	1
Anheuser-Busch InBev SA N.V.	122	11
Befimmo SA REIT	13	1
Cofinimmo SA REIT	14	2
Elia System Operator SA	30	2
Intervest Offices & Warehouses N.V. REIT	10	—	@
KBC Group N.V.	70	5
Leasinvest Real Estate SCA REIT	1	—	@
Warehouses De Pauw CVA REIT	11	1
Wereldhave Belgium N.V. REIT	1	—	@
		23
Brazil (0.0%)
Cia de Saneamento Basico do Estado de Sao Paulo ADR	300	2
Canada (2.0%)
Alimentation Couche-Tard, Inc., Class B	92	5
ARC Resources Ltd.	92	1
Artis Real Estate Investment Trust REIT	100	1
Bank of Montreal	104	9
Bank of Nova Scotia (The)	207	12
Barrick Gold Corp.	92	1
Blackberry Ltd. (d)	92	1
Brookfield Asset Management, Inc., Class A	92	4
Brookfield Business Partners LP	2	—	@
Cameco Corp.	92	1
Canadian Apartment Properties REIT	100	4
Canadian Imperial Bank of Commerce	100	9
Canadian National Railway Co.	92	8
Canadian Natural Resources Ltd.	184	6
Cenovus Energy, Inc.	92	1
Chartwell Retirement Residences REIT (Units) (e)	100	1
Cominar Real Estate Investment Trust REIT	100	1
Dream Global Real Estate Investment Trust REIT	100	1
Dream Office Real Estate Investment Trust REIT	100	2
Enbridge Income Fund Holdings, Inc.	100	2
Enbridge, Inc.	992	32
Enbridge, Inc.	690	22
Encana Corp.	184	2
First Capital Realty, Inc.	100	1
First Quantum Minerals Ltd.	92	1
Fortis, Inc.	492	16
Goldcorp, Inc.	184	2
H&R Real Estate Investment Trust REIT	200	3
Husky Energy, Inc.	94	2
Hydro One Ltd.	100	2
Imperial Oil Ltd.	92	3
Inter Pipeline Ltd.	392	7
Keyera Corp.	200	5

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares	Value (000)
Canada (cont'd)
Magna International, Inc.	92	$5
Manulife Financial Corp.	276	5
National Bank of Canada	7	—	@
Nutrien Ltd.	39	2
Pembina Pipeline Corp.	620	21
Power Corp. of Canada	92	2
PrairieSky Royalty Ltd.	96	2
RioCan Real Estate Investment Trust REIT	200	4
Rogers Communications, Inc., Class B	92	5
Royal Bank of Canada	212	17
Shaw Communications, Inc., Class B	92	2
SmartCentres Real Estate Investment Trust REIT	100	2
Sun Life Financial, Inc.	92	4
Suncor Energy, Inc.	184	7
Teck Resources Ltd., Class B	92	2
Toronto-Dominion Bank (The)	127	8
TransCanada Corp.	992	40
Westshore Terminals Investment Corp.	100	2
Wheaton Precious Metals Corp.	92	2
		300
China (0.1%)
Beijing Capital International Airport Co., Ltd. H Shares (f)	2,000	2
Beijing Enterprises Holdings Ltd. (f)	500	3
Beijing Enterprises Water Group Ltd. (d)(f)	4,000	2
China Gas Holdings Ltd. (f)	2,400	7
China Merchants Port Holdings Co., Ltd. (f)	21	—	@
Hopewell Highway Infrastructure Ltd. (f)(g)	1,000	1
Jiangsu Expressway Co., Ltd. H Shares (f)	2,000	2
Towngas China Co., Ltd. (d)(f)	1,020	1
Zhejiang Expressway Co., Ltd. (f)	2,000	2
		20
Denmark (0.2%)
AP Moller - Maersk A/S Series B	1	1
Carlsberg A/S Series B	12	2
Chr Hansen Holding A/S	11	1
Coloplast A/S Series B	13	1
Danske Bank A/S	90	2
DSV A/S	21	2
Genmab A/S (d)	6	1
ISS A/S	18	1
Novo Nordisk A/S Series B	212	10
Novozymes A/S Series B	26	1
Orsted A/S	16	1
Pandora A/S	13	1
Tryg A/S	12	—	@
Vestas Wind Systems A/S	25	2
William Demant Holding A/S (d)	13	1
		27
	Shares	Value (000)
Finland (0.1%)
Citycon Oyj	264	$1
Kone Oyj, Class B	72	4
Nokia Oyj	607	3
Sampo Oyj, Class A	97	5
Technopolis Oyj	95	1
UPM-Kymmene Oyj	137	5
		19
France (1.5%)
Accor SA	41	2
Aeroports de Paris (ADP)	33	7
Affine SA REIT	5	—	@
Air Liquide SA	53	7
Airbus SE	71	9
ArcelorMittal	60	2
AXA SA	221	6
BNP Paribas SA	148	9
Capgemini SE	29	4
Carrefour SA	86	2
Cie de Saint-Gobain	71	3
Cie Generale des Etablissements Michelin SCA	29	3
Covivio REIT	24	2
Credit Agricole SA	177	3
Danone SA	80	6
Engie SA	183	3
Essilor International Cie Generale d'Optique SA	32	5
Eutelsat Communications SA	178	4
Gecina SA REIT	27	4
Getlink	567	7
ICADE REIT	25	2
Kering SA	11	6
Klepierre SA REIT	139	5
L'Oreal SA	29	7
Legrand SA	52	4
LVMH Moet Hennessy Louis Vuitton SE	32	11
Mercialys SA REIT	28	—	@
Orange SA	241	4
Pernod Ricard SA	32	5
Publicis Groupe SA	34	2
Renault SA	29	3
Safran SA	52	7
Sanofi	135	12
Schneider Electric SE	69	6
SES SA	445	10
Societe Generale SA	109	5
Sodexo SA	32	3
TOTAL SA	244	16
Unibail-Rodamco-Westfield REIT	80	16
Unibail-Rodamco-Westfield REIT CDI (d)	540	6
Valeo SA	45	2

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares	Value (000)
France (cont'd)
Vinci SA	69	$7
Vivendi SA	160	4
		231
Germany (1.2%)
Adidas AG	31	8
ADLER Real Estate AG	18	—	@
ADO Properties SA	20	1
Allianz SE (Registered)	50	11
Alstria Office AG REIT	88	1
BASF SE	100	9
Bayer AG (Registered)	91	8
Bayerische Motoren Werke AG	36	3
Commerzbank AG (d)	191	2
Continental AG	14	3
Daimler AG (Registered)	100	6
Deutsche Bank AG (Registered)	172	2
Deutsche Boerse AG	36	5
Deutsche EuroShop AG	30	1
Deutsche Post AG (Registered)	122	4
Deutsche Telekom AG (Registered)	350	6
Deutsche Wohnen SE	224	11
DIC Asset AG	29	—	@
E.ON SE	250	3
Fraport AG Frankfurt Airport Services Worldwide	38	3
Fresenius Medical Care AG & Co., KGaA	31	3
Fresenius SE & Co., KGaA	44	3
Grand City Properties SA	67	2
Hamborner AG REIT	52	1
HeidelbergCement AG	31	3
Henkel AG & Co., KGaA	19	2
Henkel AG & Co., KGaA (Preference)	25	3
Infineon Technologies AG	192	4
LEG Immobilien AG	43	5
Linde AG	22	5
Merck KGaA	28	3
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	22	5
Porsche Automobil Holding SE (Preference)	28	2
ProSiebenSat.1 Media SE (Registered)	44	1
RWE AG	75	2
SAP SE	100	12
Siemens AG (Registered)	89	12
TAG Immobilien AG	96	2
thyssenKrupp AG	89	2
TLG Immobilien AG	47	1
Uniper SE	25	1
Volkswagen AG (Preference)	17	3
Vonovia SE	365	18
		182
	Shares	Value (000)
Hong Kong (0.9%)
Bank of East Asia Ltd. (The)	24	$—	@
BOC Hong Kong Holdings Ltd.	71	—	@
Champion REIT	12,000	8
CK Asset Holdings Ltd.	2,000	15
Fortune Real Estate Investment Trust REIT	1,000	1
Great Eagle Holdings Ltd.	2,043	10
Hanergy Thin Film Power Group Ltd. (d)(g)(h)	2,000	—	@
Hang Lung Group Ltd.	1,000	3
Hang Lung Properties Ltd.	1,000	2
Hang Seng Bank Ltd.	15	—	@
Henderson Land Development Co., Ltd.	1,210	6
Hong Kong & China Gas Co., Ltd.	9,376	19
Hongkong & Shanghai Hotels Ltd. (The)	4,227	6
Hongkong Land Holdings Ltd.	700	5
Hopewell Holdings Ltd.	2,000	7
I-CABLE Communications Ltd. (d)	766	—	@
Johnson Electric Holdings Ltd.	1,500	4
Kerry Properties Ltd.	500	2
Kowloon Development Co., Ltd. REIT	7,000	7
Link REIT	1,000	10
New World Development Co., Ltd.	3,593	5
Sino Land Co., Ltd.	2,163	4
Stella International Holdings Ltd.	2,000	2
Sun Hung Kai Properties Ltd.	1,000	15
Swire Properties Ltd.	600	2
Wharf Holdings Ltd. (The)	1,000	3
Wharf Real Estate Investment Co., Ltd.	1,000	6
		142
Ireland (0.0%)
AIB Group PLC	16	—	@
Bank of Ireland Group PLC	195	2
Bank of Ireland Group PLC	19	—	@
Green REIT PLC	457	1
Hibernia REIT PLC	461	1
Irish Residential Properties PLC REIT	238	—	@
Kerry Group PLC, Class A	30	3
		7
Israel (0.0%)
Bank Hapoalim BM	20	—	@
Bank Leumi Le-Israel BM	28	—	@
Mizrahi Tefahot Bank Ltd.	3	—	@
		—	@
Italy (0.5%)
ACEA SpA	46	1
Assicurazioni Generali SpA	178	3
Atlantia SpA	575	12
Beni Stabili SpA SIIQ REIT	707	1
Ei Towers SpA	17	1
Enel SpA	941	5
Eni SpA	348	7
Ferrari N.V.	14	2

The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares	Value (000)
Italy (cont'd)
Fiat Chrysler Automobiles N.V. (d)	132	$2
Immobiliare Grande Distribuzione SIIQ SpA REIT	24	—	@
Infrastrutture Wireless Italiane SpA	246	2
Intesa Sanpaolo SpA	1,972	5
Italgas SpA	597	3
Luxottica Group SpA	37	2
Mediobanca Banca di Credito Finanziario SpA	12	—	@
Rizzoli Corriere Della Sera Mediagroup SpA (d)	11	—	@
Snam SpA	2,931	12
Societa Iniziative Autostradali e Servizi SpA	69	1
Telecom Italia SpA (d)	1,781	1
Terna Rete Elettrica Nazionale SpA	1,447	8
UniCredit SpA	256	4
		72
Japan (0.8%)
Advance Residence Investment Corp. REIT	1	3
AEON Investment Corp. REIT	1	1
Aeon Mall Co., Ltd.	100	2
Aozora Bank Ltd.	2	—	@
Bank of Kyoto Ltd. (The)	1	—	@
Chiba Bank Ltd. (The)	12	—	@
Concordia Financial Group Ltd.	21	—	@
Daiwa House Investment Corp. REIT	1	2
Fukuoka Financial Group, Inc.	3	—	@
GLP J-REIT	1	1
Hulic Co., Ltd.	200	2
Invincible Investment Corp. REIT	2	1
Japan Airport Terminal Co., Ltd.	100	5
Japan Excellent, Inc. REIT	1	1
Japan Hotel REIT Investment Corp.	2	2
Japan Post Bank Co., Ltd.	8	—	@
Japan Real Estate Investment Corp. REIT	1	5
Japan Rental Housing Investments, Inc. REIT	1	1
Japan Retail Fund Investment Corp. REIT	1	2
Mebuki Financial Group, Inc.	16	—	@
Mitsubishi Estate Co., Ltd.	1,300	22
Mitsui Fudosan Co., Ltd.	1,300	31
Mizuho Financial Group, Inc.	463	1
Mori Hills Investment Corp. REIT	1	1
Mori Trust Sogo Reit, Inc.	1	1
Nippon Building Fund, Inc. REIT	1	6
Nippon Prologis, Inc. REIT	1	2
Nomura Real Estate Holdings, Inc.	100	2
Nomura Real Estate Master Fund, Inc. REIT	3	4
NTT Urban Development Corp.	100	1
Orix, Inc. J-REIT	1	2
Premier Investment Corp. REIT	1	1
Resona Holdings, Inc.	40	—	@
Sekisui House Reit, Inc. REIT	1	1
Seven Bank Ltd.	11	—	@
Shinsei Bank Ltd.	3	—	@
	Shares	Value (000)
Shizuoka Bank Ltd. (The)	9	$—	@
Sumitomo Mitsui Financial Group, Inc.	26	1
Sumitomo Mitsui Trust Holdings, Inc.	6	—	@
Suruga Bank Ltd.	3	—	@
Tokyo Gas Co., Ltd.	400	10
Tokyo Tatemono Co., Ltd.	100	1
United Urban Investment Corp. REIT	2	3
Yamaguchi Financial Group, Inc.	4	—	@
		118
Netherlands (0.4%)
ABN AMRO Group N.V. CVA	8	—	@
Aegon N.V.	318	2
Akzo Nobel N.V.	49	5
ASML Holding N.V.	39	7
Eurocommercial Properties N.V. CVA REIT	29	1
Heineken N.V.	39	4
ING Groep N.V.	548	7
Koninklijke Ahold Delhaize N.V.	165	4
Koninklijke KPN N.V.	606	2
Koninklijke Philips N.V.	150	7
Koninklijke Vopak N.V.	68	3
Unilever N.V. CVA	196	11
Vastned Retail N.V. REIT	13	—	@
Wereldhave N.V. REIT	27	1
Wolters Kluwer N.V.	85	5
		59
New Zealand (0.1%)
Auckland International Airport Ltd.	1,063	5
Contact Energy Ltd.	93	—	@
Fletcher Building Ltd. (d)	88	—	@
Kiwi Property Group Ltd.	864	1
Mercury NZ Ltd.	90	—	@
Meridian Energy Ltd.	167	—	@
Ryman Healthcare Ltd.	49	1
Spark New Zealand Ltd.	232	1
		8
Norway (0.0%)
DNB ASA	19	—	@
Entra ASA	63	1
Norwegian Property ASA	110	—	@
		1
Poland (0.6%)
Alior Bank SA (d)	205	3
Bank Handlowy w Warszawie SA	72	2
Bank Millennium SA (d)	1,174	3
Bank Polska Kasa Opieki SA	1,000	29
mBank SA	26	3
Powszechna Kasa Oszczednosci Bank Polski SA	3,513	41
Santander Bank Polska SA	89	9
		90

The accompanying notes are an integral part of the consolidated financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares	Value (000)
Portugal (0.0%)
EDP - Energias de Portugal SA	816	$3
Singapore (0.3%)
Ascendas Real Estate Investment Trust REIT	1,800	4
CapitaLand Commercial Trust REIT	1,600	2
CapitaLand Ltd.	2,100	5
CapitaLand Mall Trust REIT	2,100	3
CDL Hospitality Trusts REIT	300	—	@
City Developments Ltd.	400	3
ComfortDelGro Corp., Ltd.	200	—	@
DBS Group Holdings Ltd.	234	4
Genting Singapore Ltd.	700	1
Golden Agri-Resources Ltd. 800	—	@
Hutchison Port Holdings Trust (Units) (e)	5,900	1
Keppel REIT	1,300	1
Keppel Corp., Ltd.	200	1
Mapletree Commercial Trust REIT	1,300	2
Mapletree Industrial Trust REIT	900	1
Mapletree Logistics Trust REIT	1,000	1
Oversea-Chinese Banking Corp., Ltd.	460	4
SATS Ltd.	100	—	@
Sembcorp Industries Ltd.	100	—	@
Singapore Airlines Ltd.	100	1
Singapore Exchange Ltd.	100	1
Singapore Technologies Engineering Ltd.	200	1
Singapore Telecommunications Ltd.	900	2
StarHub Ltd.	100	—	@
Suntec Real Estate Investment Trust REIT	1,900	3
United Overseas Bank Ltd.	126	3
UOL Group Ltd.	400	2
Wilmar International Ltd.	200	—	@
Yangzijiang Shipbuilding Holdings Ltd.	200	—	@
		46
Spain (0.7%)
Aena SME SA	76	13
Amadeus IT Group SA	85	8
Banco Bilbao Vizcaya Argentaria SA	1,046	7
Banco de Sabadell SA	1,045	2
Banco Santander SA	2,050	10
Bankia SA	24	—	@
Bankinter SA	13	—	@
CaixaBank SA	590	3
Cellnex Telecom SA	159	4
Enagas SA	233	6
Ferrovial SA	556	11
Iberdrola SA	931	7
Industria de Diseno Textil SA	148	4
Inmobiliaria Colonial Socimi SA REIT	157	2
Lar Espana Real Estate Socimi SA REIT	58	1
Merlin Properties Socimi SA REIT	220	3
Red Electrica Corp., SA	444	9
	Shares	Value (000)
Repsol SA	239	$5
Telefonica SA	610	5
		100
Sweden (0.1%)
Castellum AB	178	3
D Carnegie & Co., AB (d)	30	1
Dios Fastigheter AB	32	—	@
Fabege AB	180	3
Fastighets AB Balder (d)	63	2
Hemfosa Fastigheter AB	63	1
Hufvudstaden AB, Class A	75	1
Klovern AB, Class B	373	—	@
Kungsleden AB	106	1
Nordea Bank AB	58	1
Pandox AB	35	1
Skandinaviska Enskilda Banken AB, Class A	31	—	@
Svenska Handelsbanken AB, Class A	29	—	@
Swedbank AB, Class A	17	—	@
Wallenstam AB, Class B	133	1
Wihlborgs Fastigheter AB	88	1
		16
Switzerland (0.8%)
ABB Ltd. (Registered)	189	4
Adecco Group AG (Registered)	17	1
Allreal Holding AG (Registered) (d)	6	1
Aryzta AG (d)	7	—	@
Baloise Holding AG (Registered)	6	1
Cie Financiere Richemont SA (Registered)	53	4
Credit Suisse Group AG (Registered) (d)	196	3
Dufry AG (Registered) (d)	5	1
EMS-Chemie Holding AG (Registered)	1	1
Flughafen Zurich AG (Registered)	20	4
Geberit AG (Registered)	4	2
Givaudan SA (Registered)	1	2
Idorsia Ltd. (d)	9	—	@
Julius Baer Group Ltd. (d)	22	1
Kuehne & Nagel International AG (Registered)	6	1
LafargeHolcim Ltd. (Registered) (d)	46	2
Lonza Group AG (Registered) (d)	7	2
Mobimo Holding AG (Registered)	3	1
Nestle SA (Registered)	313	26
Novartis AG (Registered)	224	19
Pargesa Holding SA	4	—	@
Partners Group Holding AG	2	2
PSP Swiss Property AG (Registered)	27	3
Roche Holding AG (Genusschein)	70	17
Schindler Holding AG	5	1
Schindler Holding AG (Registered)	2	1
SGS SA (Registered)	1	3
Sonova Holding AG (Registered)	6	1
Swatch Group AG (The)	4	2
Swatch Group AG (The) (Registered)	6	—	@

The accompanying notes are an integral part of the consolidated financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares	Value (000)
Switzerland (cont'd)
Swiss Life Holding AG (Registered) (d)	4	$2
Swiss Prime Site AG (Registered) (d)	50	4
Swiss Re AG	33	3
Swisscom AG (Registered)	3	1
UBS Group AG (Registered) (d)	369	6
Zurich Insurance Group AG	15	5
		127
United Kingdom (2.3%)
Assura PLC REIT	1,108	1
AstraZeneca PLC	153	12
Aviva PLC	654	4
BAE Systems PLC	862	7
Barclays PLC	2,505	6
BHP Billiton PLC	288	6
Big Yellow Group PLC REIT	96	1
BP PLC	2,261	17
British American Tobacco PLC	229	11
British Land Co., PLC (The) REIT	692	6
BT Group PLC	1,180	3
Capital & Counties Properties PLC	500	2
Capital & Regional PLC REIT	358	—	@
Compass Group PLC	434	10
Daejan Holdings PLC	3	—	@
Derwent London PLC REIT	67	2
Diageo PLC	325	12
Empiric Student Property PLC REIT	340	—	@
Ferguson PLC	93	8
GlaxoSmithKline PLC	585	12
Glencore PLC (d)	1,509	7
Grainger PLC	277	1
Great Portland Estates PLC REIT	189	2
Hammerson PLC REIT	538	3
Hansteen Holdings PLC REIT	500	1
Helical PLC	67	—	@
HSBC Holdings PLC	2,659	23
Imperial Brands PLC	153	5
Intu Properties PLC REIT	590	1
Land Securities Group PLC REIT	496	6
Lloyds Banking Group PLC	8,659	7
LondonMetric Property PLC REIT	393	1
National Grid PLC	4,387	45
NewRiver PLC REIT	157	1
Next PLC	43	3
Pennon Group PLC	421	4
Primary Health Properties PLC REIT	380	1
Prudential PLC	427	10
RDI REIT PLC	801	—	@
Reckitt Benckiser Group PLC	95	9
Regional Ltd. REIT	152	—	@
RELX PLC (d)	211	4
Rio Tinto PLC	172	9
	Shares	Value (000)
Rolls-Royce Holdings PLC (d)	281	$4
Royal Bank of Scotland Group PLC	92	—	@
Royal Dutch Shell PLC, Class A	885	30
Safestore Holdings PLC REIT	139	1
Schroder Real Estate Investment Trust Ltd. REIT	349	—	@
Segro PLC REIT	558	5
Severn Trent PLC	244	6
Shaftesbury PLC REIT	160	2
Shire PLC	77	5
Standard Chartered PLC	54	—	@
Target Healthcare Ltd. REIT	162	—	@
Taylor Wimpey PLC	1,310	3
Tesco PLC	1,085	3
Tritax Big Box PLC REIT	738	1
Unilever PLC	202	11
UNITE Group PLC (The) REIT	149	2
United Utilities Group PLC	701	6
Vodafone Group PLC	3,183	7
Workspace Group PLC REIT	80	1
WPP PLC	350	5
		355
United States (6.5%)
American Campus Communities, Inc. REIT	100	4
American Homes 4 Rent, Class A REIT	100	2
American Tower Corp. REIT	400	58
American Water Works Co., Inc.	200	18
Apartment Investment & Management Co., Class A REIT	100	4
Apple Hospitality, Inc. REIT	100	2
Aqua America, Inc.	200	7
Atmos Energy Corp.	100	9
AvalonBay Communities, Inc. REIT	100	18
Bank of America Corp.	247	7
BB&T Corp.	15	1
Boston Properties, Inc. REIT	100	12
Brandywine Realty Trust REIT	100	2
Brixmor Property Group, Inc. REIT	200	4
Brookfield Property Partners LP (d)	112	2
Capital One Financial Corp.	782	74
CenterPoint Energy, Inc.	400	11
Cheniere Energy, Inc. (d)	200	14
CIT Group, Inc.	2	—	@
Citigroup, Inc.	65	5
Citizens Financial Group, Inc.	9	—	@
Columbia Property Trust, Inc. REIT	100	2
Comerica, Inc.	3	—	@
Consolidated Edison, Inc.	300	23
Corporate Office Properties Trust REIT	100	3
Cousins Properties, Inc. REIT	200	2
Crown Castle International Corp. REIT	300	33
CubeSmart REIT	100	3
DDR Corp. REIT	100	1
DiamondRock Hospitality Co. REIT	100	1

The accompanying notes are an integral part of the consolidated financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares	Value (000)
United States (cont'd)
Digital Realty Trust, Inc. REIT	100	$11
Discover Financial Services	1,050	80
Douglas Emmett, Inc. REIT	100	4
Duke Realty Corp. REIT	200	6
East West Bancorp, Inc.	3	—	@
Edison International	300	20
Empire State Realty Trust, Inc., Class A REIT	100	2
Enbridge Energy Management LLC (d)	119	1
EnLink Midstream LLC	100	2
Equity Commonwealth REIT (d)	100	3
Equity Residential REIT	200	13
Eversource Energy	300	18
Extra Space Storage, Inc. REIT	100	9
Fifth Third Bancorp	13	—	@
First Industrial Realty Trust, Inc. REIT	100	3
First Republic Bank	3	—	@
Forest City Realty Trust, Inc., Class A REIT	100	3
Franklin Street Properties Corp. REIT	100	1
Gaming and Leisure Properties, Inc. REIT	100	4
Gramercy Property Trust REIT	66	2
HCP, Inc. REIT	200	5
Healthcare Realty Trust, Inc. REIT	100	3
Healthcare Trust of America, Inc., Class A REIT	100	3
Highwoods Properties, Inc. REIT	100	5
Hospitality Properties Trust REIT	100	3
Host Hotels & Resorts, Inc. REIT	500	11
Hudson Pacific Properties, Inc. REIT	100	3
Huntington Bancshares, Inc.	21	—	@
Investors Real Estate Trust REIT	100	1
JBG SMITH Properties REIT	50	2
JPMorgan Chase & Co.	87	10
KeyCorp	20	—	@
Kilroy Realty Corp. REIT	100	7
Kimco Realty Corp. REIT	200	3
Kinder Morgan, Inc.	2,000	36
LaSalle Hotel Properties REIT	100	3
Lexington Realty Trust REIT	100	1
Liberty Property Trust REIT	100	4
M&T Bank Corp.	3	1
Macerich Co. (The) REIT	100	6
Medical Properties Trust, Inc. REIT	200	3
Mid-America Apartment Communities, Inc. REIT	100	10
National Retail Properties, Inc. REIT	100	5
New Jersey Resources Corp.	100	5
New York Community Bancorp, Inc.	9	—	@
New York REIT, Inc. REIT	10	—	@
NiSource, Inc.	300	8
Omega Healthcare Investors, Inc. REIT	100	3
ONEOK, Inc.	200	14
Paramount Group, Inc. REIT	100	2
People's United Financial, Inc.	7	—	@
PG&E Corp.	400	18
	Shares	Value (000)
Physicians Realty Trust REIT	100	$2
Piedmont Office Realty Trust, Inc., Class A REIT	100	2
PNC Financial Services Group, Inc. (The)	9	1
ProLogis, Inc. REIT	300	20
Public Storage REIT	100	20
Realty Income Corp. REIT	100	6
Regency Centers Corp. REIT	100	7
Regions Financial Corp.	21	—	@
Retail Opportunity Investments Corp. REIT	100	2
Retail Properties of America, Inc., Class A REIT	100	1
Retail Value, Inc. REIT (d)	10	—	@
RLJ Lodging Trust REIT	136	3
Sabra Health Care, Inc. REIT	28	1
SBA Communications Corp. REIT (d)	100	16
Sempra Energy	200	23
Senior Housing Properties Trust REIT	100	2
Signature Bank	1	—	@
Simon Property Group, Inc. REIT	200	35
SL Green Realty Corp. REIT	100	10
Spirit MTA REIT REIT	20	—	@
Spirit Realty Capital, Inc. REIT	200	2
STORE Capital Corp. REIT	100	3
Sunstone Hotel Investors, Inc. REIT	100	2
SunTrust Banks, Inc.	9	1
SVB Financial Group (d)	1	—	@
Synchrony Financial	2,310	72
Tanger Factory Outlet Centers, Inc. REIT	100	2
Targa Resources Corp.	200	11
UDR, Inc. REIT	100	4
US Bancorp	30	2
Ventas, Inc. REIT	200	11
VEREIT, Inc. REIT	600	4
Vornado Realty Trust REIT	100	7
Washington Prime Group, Inc. REIT	100	1
Weingarten Realty Investors REIT	100	3
Wells Fargo & Co.	119	6
Welltower, Inc. REIT	200	13
Williams Cos., Inc. (The)	600	16
Xenia Hotels & Resorts, Inc. REIT	100	2
Zions Bancorporation	4	—	@
		992
Total Common Stocks (Cost $2,867)		3,141
Investment Companies (8.0%)
Guernsey (0.0%)
Picton Property Income Ltd. (The) REIT (Guernsey)	289	1
United Kingdom (0.0%)
HICL Infrastructure Co., Ltd. (United Kingdom)	1,498	3
United States (8.0%)
Morgan Stanley Institutional Fund Trust — High Yield Portfolio (See Note G)	54,303	541

The accompanying notes are an integral part of the consolidated financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares	Value (000)
United States (cont'd)
Morgan Stanley Institutional Fund, Inc. — Emerging Markets Fixed Income Opportunities Portfolio (See Note G)	76,964	$683
		1,224
Total Investment Companies (Cost $1,265)		1,228
	No. of Rights
Rights (0.0%)
Australia (0.0%)
Harvey Norman Holdings Ltd. (d)	3	—	@
Belgium (0.0%)
Leasinvest Real Estate SCA (d)	1	—	@
Total Rights (Cost $—@)		—	@
	Shares
Short-Term Investments (12.6%)
Investment Company (10.1%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $1,539)	1,538,714	1,539
	Face Amount (000)
U.S. Treasury Securities (2.5%)
U.S. Treasury Bill,
2.02%, 11/1/18 (i)(j) (Cost $381)	$382	381
Total Short-Term Investments (Cost $1,920)		1,920
Total Investments (101.0%) (Cost $15,278) (k)(l)		15,459
Liabilities in Excess of Other Assets (–1.0%)		(154)
Net Assets (100.0%)		$15,305

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Floating or Variable rate securities: The rates disclosed are as of September 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Consolidated Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Consolidated Portfolio of Investments.

(d)  Non-income producing security.

(e)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(f)  Security trades on the Hong Kong exchange.

(g)  Security has been deemed illiquid at September 30, 2018.

(h)  At September 30, 2018, the Fund held a fair valued security valued at less than $500, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees.

(i)  Rate shown is the yield to maturity at September 30, 2018.

(j)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(k)  Securities are available for collateral in connection with purchase on a forward commitment basis, foreign currency forward exchange contracts, futures contracts and swap agreements.

(l)  At September 30, 2018, the aggregate cost for federal income tax purposes is approximately $15,538,000. The aggregate gross unrealized appreciation is approximately $338,000 and the aggregate gross unrealized depreciation is approximately $387,000, resulting in net unrealized depreciation of approximately $49,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

CDI  CHESS Depositary Interest.

CVA  Certificaten Van Aandelen.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation).

REIT  Real Estate Investment Trust.

TBA  To Be Announced.

The accompanying notes are an integral part of the consolidated financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at September 30, 2018:

Counterparty	Contracts to Deliver (000)			In Exchange For (000)			Delivery Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	THB	625			$19		10/3/18	$	(—	@)
Bank of America NA		$1		EUR	1		10/3/18		—	@
Bank of America NA		$3		EUR	3		10/3/18		(—	@)
Bank of America NA		$—	@	EUR	—	@	10/3/18		(—	@)
Bank of America NA		$12		EUR	10		10/3/18		(—	@)
Bank of America NA		$—	@	EUR	—	@	10/3/18		(—	@)
Bank of America NA		$35		PLN	128		10/3/18		(—	@)
Barclays Bank PLC	CHF	43			$44		10/3/18		—	@
Barclays Bank PLC	EUR	29			$33		10/3/18		(—	@)
Barclays Bank PLC	GBP	5			$7		10/3/18		—	@
Barclays Bank PLC	NZD	106			$73		10/3/18		2
Barclays Bank PLC		$7		CAD	9		10/3/18		—	@
Barclays Bank PLC		$7		CAD	10		10/3/18		—	@
Barclays Bank PLC		$6		CAD	8		10/3/18		—	@
Citibank NA	MXN	1,839			$95		10/3/18		(3)
Citibank NA	PLN	128			$34		10/3/18		(—	@)
Citibank NA		$20		EUR	17		10/3/18		—	@
Citibank NA		$4		EUR	3		10/3/18		—	@
Citibank NA		$22		SEK	190		10/3/18		(1)
Citibank NA		$11		SGD	15		10/3/18		(—	@)
Citibank NA		$19		THB	625		10/3/18		—	@
Goldman Sachs International	AUD	10			$8		10/3/18		—	@
Goldman Sachs International	CAD	27			$21		10/3/18		(—	@)
Goldman Sachs International		$2		GBP	2		10/3/18		(—	@)
Goldman Sachs International		$34		MXN	640		10/3/18		—	@
JPMorgan Chase Bank NA	AUD	142			$106		10/3/18		3
JPMorgan Chase Bank NA	EUR	18			$21		10/3/18		—	@
JPMorgan Chase Bank NA	EUR	1			$1		10/3/18		—	@
JPMorgan Chase Bank NA	IDR	276,808			$19		10/3/18		(—	@)
JPMorgan Chase Bank NA	NOK	628			$77		10/3/18		—	@
JPMorgan Chase Bank NA	NZD	11			$7		10/3/18		(—	@)
JPMorgan Chase Bank NA	RUB	3,685			$58		10/3/18		2
JPMorgan Chase Bank NA	SGD	15			$11		10/3/18		(—	@)
JPMorgan Chase Bank NA		$35		AUD	48		10/3/18		(1)
JPMorgan Chase Bank NA		$74		NOK	591		10/3/18		(1)
JPMorgan Chase Bank NA		$4		RUB	240		10/3/18		—	@
JPMorgan Chase Bank NA		$15		RUB	1,030		10/3/18		1
JPMorgan Chase Bank NA		$9		RUB	595		10/3/18		—	@
JPMorgan Chase Bank NA		$19		RUB	1,245		10/3/18		—	@
Royal Bank of Canada	CAD	53			$41		10/3/18		(1)
Royal Bank of Canada	DKK	40			$6		10/3/18		—	@
Royal Bank of Canada		$75		AUD	104		10/3/18		—	@
Royal Bank of Canada		$44		CHF	43		10/3/18		—	@
Royal Bank of Canada		$6		DKK	40		10/3/18		(—	@)
Royal Bank of Canada		$88		EUR	76		10/3/18		(—	@)
Royal Bank of Canada		$50		GBP	38		10/3/18		(1)
Royal Bank of Canada		$61		MXN	1,176		10/3/18		2
Royal Bank of Canada		$78		NZD	117		10/3/18		—	@
State Street Bank and Trust Co.		$19		IDR	276,808		10/3/18		(—	@)
State Street Bank and Trust Co.		$9		RUB	575		10/3/18		—	@
UBS AG	EUR	77			$91		10/3/18		2
UBS AG	GBP	35			$46		10/3/18		—	@
UBS AG	SEK	190			$21		10/3/18		—	@
UBS AG		$41		CAD	54		10/3/18		1
UBS AG		$18		EUR	15		10/3/18		(—	@)
UBS AG		$1		GBP	—	@	10/3/18		(—	@)
UBS AG		$1		MXN	23		10/3/18		—	@
UBS AG		$5		NOK	37		10/3/18		—	@

The accompanying notes are an integral part of the consolidated financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)			In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA		$171		JPY	18,795	10/4/18	$(6)
JPMorgan Chase Bank NA	JPY	2,200			$20	10/4/18	—	@
JPMorgan Chase Bank NA	JPY	880			$8	10/4/18	—	@
JPMorgan Chase Bank NA	KRW	105,013			$94	10/4/18	(—	@)
Royal Bank of Canada	JPY	15,715			$139	10/4/18	—	@
State Street Bank and Trust Co.		$94		KRW	105,013	10/4/18	1
Bank of America NA	CNH	86			$12	12/20/18	—	@
Bank of America NA	EUR	53			$62	12/20/18	—	@
Bank of America NA	PLN	293			$80	12/20/18	—	@
Bank of America NA		$26		PLN	95	12/20/18	(—	@)
Bank of Montreal	CAD	12			$10	12/20/18	(—	@)
Bank of Montreal	HUF	750			$3	12/20/18	—	@
Bank of Montreal		$12		CAD	15	12/20/18	—	@
Bank of Montreal		$11		HUF	3,020	12/20/18	(—	@)
Barclays Bank PLC	AUD	83			$60	12/20/18	(—	@)
Barclays Bank PLC	EUR	371			$438	12/20/18	3
Barclays Bank PLC	GBP	6			$8	12/20/18	—	@
Barclays Bank PLC	SGD	30			$22	12/20/18	(—	@)
Barclays Bank PLC		$353		GBP	267	12/20/18	(3)
Barclays Bank PLC		$18		JPY	2,086	12/20/18	(—	@)
Barclays Bank PLC		$—	@	JPY	53	12/20/18	(—	@)
Barclays Bank PLC		$37		SGD	50	12/20/18	(—	@)
BNP Paribas SA	EUR	3			$3	12/20/18	—	@
BNP Paribas SA	EUR	59			$70	12/20/18	1
BNP Paribas SA		$12		EUR	10	12/20/18	—	@
Citibank NA	AUD	51			$36	12/20/18	(—	@)
Citibank NA	CZK	5,714			$262	12/20/18	4
Citibank NA	CZK	5,714			$263	12/20/18	4
Citibank NA	CZK	5,716			$263	12/20/18	4
Citibank NA	CZK	273			$12	12/20/18	(—	@)
Citibank NA	EUR	557			$656	12/20/18	5
Citibank NA	ILS	14			$4	12/20/18	—	@
Citibank NA	JPY	339			$3	12/20/18	—	@
Citibank NA	THB	784			$24	12/20/18	(—	@)
Citibank NA		$788		CZK	17,068	12/20/18	(15)
Citibank NA		$19		CZK	412	12/20/18	(—	@)
Citibank NA		$45		EUR	38	12/20/18	(—	@)
Citibank NA		$264		EUR	224	12/20/18	(2)
Citibank NA		$265		EUR	224	12/20/18	(3)
Citibank NA		$266		EUR	225	12/20/18	(3)
Citibank NA		$121		GBP	91	12/20/18	(1)
Citibank NA		$4		JPY	461	12/20/18	(—	@)
Citibank NA		$26		THB	843	12/20/18	—	@
Citibank NA		$57		TRY	386	12/20/18	3
Commonwealth Bank of Australia	EUR	69			$81	12/20/18	1
Commonwealth Bank of Australia		$73		GBP	55	12/20/18	(1)
Goldman Sachs International	AUD	280			$202	12/20/18	(1)
Goldman Sachs International	EUR	55			$64	12/20/18	1
Goldman Sachs International	EUR	60			$70	12/20/18	—	@
Goldman Sachs International	EUR	30			$35	12/20/18	—	@
Goldman Sachs International	GBP	3			$4	12/20/18	—	@
Goldman Sachs International	HKD	233			$30	12/20/18	(—	@)
Goldman Sachs International	HUF	3,087			$11	12/20/18	—	@
Goldman Sachs International	JPY	673			$6	12/20/18	—	@
Goldman Sachs International		$75		AUD	103	12/20/18	(—	@)
Goldman Sachs International		$152		AUD	211	12/20/18	—	@
Goldman Sachs International		$150		AUD	207	12/20/18	(1)
Goldman Sachs International		$75		AUD	103	12/20/18	(—	@)
Goldman Sachs International		$2		CHF	2	12/20/18	(—	@)
The accompanying notes are an integral part of the consolidated financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	ZAR	720		$48	12/20/18	$(2)
JPMorgan Chase Bank NA	ARS	315		$7	12/20/18	—	@
JPMorgan Chase Bank NA	AUD	147		$106	12/20/18	(—	@)
JPMorgan Chase Bank NA	BRL	160		$38	12/20/18	(1)
JPMorgan Chase Bank NA	CAD	19		$15	12/20/18	(—	@)
JPMorgan Chase Bank NA	CLP	9,566		$14	12/20/18	(1)
JPMorgan Chase Bank NA	CLP	6,399		$10	12/20/18	(—	@)
JPMorgan Chase Bank NA	COP	57,924		$19	12/20/18	(—	@)
JPMorgan Chase Bank NA	GBP	2		$2	12/20/18	—	@
JPMorgan Chase Bank NA	GBP	2		$2	12/20/18	—	@
JPMorgan Chase Bank NA	IDR	656,135		$43	12/20/18	(—	@)
JPMorgan Chase Bank NA	INR	1,311		$18	12/20/18	—	@
JPMorgan Chase Bank NA	INR	2,618		$36	12/20/18	(—	@)
JPMorgan Chase Bank NA	INR	1,944		$27	12/20/18	—	@
JPMorgan Chase Bank NA	INR	993		$14	12/20/18	(—	@)
JPMorgan Chase Bank NA	JPY	339		$3	12/20/18	—	@
JPMorgan Chase Bank NA	KRW	17,725		$16	12/20/18	(—	@)
JPMorgan Chase Bank NA	MXN	805		$42	12/20/18	(—	@)
JPMorgan Chase Bank NA	RUB	2,390		$35	12/20/18	(2)
JPMorgan Chase Bank NA	TWD	574		$19	12/20/18	(—	@)
JPMorgan Chase Bank NA		$7	ARS	275	12/20/18	(—	@)
JPMorgan Chase Bank NA		$1	BRL	6	12/20/18	—	@
JPMorgan Chase Bank NA		$19	BRL	78	12/20/18	—	@
JPMorgan Chase Bank NA		$1	CHF	1	12/20/18	(—	@)
JPMorgan Chase Bank NA		$2	CLP	1,028	12/20/18	—	@
JPMorgan Chase Bank NA		$8	CNY	52	12/20/18	(—	@)
JPMorgan Chase Bank NA		$36	GBP	27	12/20/18	(—	@)
JPMorgan Chase Bank NA		$1	IDR	22,263	12/20/18	—	@
JPMorgan Chase Bank NA		$19	IDR	283,481	12/20/18	—	@
JPMorgan Chase Bank NA		$1	INR	109	12/20/18	—	@
JPMorgan Chase Bank NA		$15	INR	1,102	12/20/18	—	@
JPMorgan Chase Bank NA		$27	JPY	3,019	12/20/18	(—	@)
JPMorgan Chase Bank NA		$1	KRW	1,674	12/20/18	—	@
JPMorgan Chase Bank NA		$49	KRW	54,512	12/20/18	—	@
JPMorgan Chase Bank NA		$49	MXN	934	12/20/18	1
JPMorgan Chase Bank NA		$7	PHP	380	12/20/18	—	@
JPMorgan Chase Bank NA		$1	RUB	102	12/20/18	—	@
JPMorgan Chase Bank NA		$30	RUB	1,972	12/20/18	—	@
JPMorgan Chase Bank NA		$2	TWD	46	12/20/18	—	@
JPMorgan Chase Bank NA		$30	TWD	920	12/20/18	—	@
JPMorgan Chase Bank NA	ZAR	794		$53	12/20/18	(3)
State Street Bank and Trust Co.	AUD	109		$79	12/20/18	(—	@)
State Street Bank and Trust Co.		$2	GBP	2	12/20/18	(—	@)
UBS AG	DKK	17		$3	12/20/18	—	@
UBS AG	EUR	180		$212	12/20/18	2
UBS AG	EUR	9		$11	12/20/18	—	@
UBS AG	EUR	30		$35	12/20/18	—	@
UBS AG	GBP	4		$5	12/20/18	—	@
UBS AG	JPY	675		$6	12/20/18	—	@
UBS AG	JPY	677		$6	12/20/18	—	@
UBS AG	TRY	137		$22	12/20/18	(—	@)
UBS AG		$1	CHF	1	12/20/18	(—	@)
UBS AG		$5	CHF	5	12/20/18	(—	@)
UBS AG		$78	EUR	65	12/20/18	(1)
UBS AG		$110	GBP	83	12/20/18	(1)
UBS AG		$16	GBP	12	12/20/18	(—	@)
UBS AG		$18	JPY	2,022	12/20/18	(—	@)
UBS AG		$10	NOK	81	12/20/18	—	@
UBS AG		$35	SEK	311	12/20/18	—	@

The accompanying notes are an integral part of the consolidated financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
UBS AG		$6	SEK	53	12/20/18	$	(—	@)
UBS AG		$48	TRY	325	12/20/18		3
UBS AG		$34	TRY	229	12/20/18		2
UBS AG		$33	TRY	219	12/20/18		1
UBS AG		$18	TRY	119	12/20/18		—	@
UBS AG		$11	ZAR	158	12/20/18		—	@
UBS AG	ZAR	49		$3	12/20/18		(—	@)
Bank of America NA	PLN	128		$35	12/28/18		—	@
Bank of America NA		$19	THB	625	12/28/18		—	@
Barclays Bank PLC	CAD	8		$6	12/28/18		(—	@)
Barclays Bank PLC		$44	CHF	43	12/28/18		(—	@)
Goldman Sachs International	MXN	640		$34	12/28/18		(—	@)
JPMorgan Chase Bank NA		$18	IDR	276,808	12/28/18		—	@
JPMorgan Chase Bank NA		$94	KRW	105,013	12/28/18		—	@
JPMorgan Chase Bank NA		$11	SGD	15	12/28/18		—	@
Royal Bank of Canada	AUD	104		$75	12/28/18		(—	@)
Royal Bank of Canada	EUR	76		$89	12/28/18		—	@
Royal Bank of Canada	NZD	117		$78	12/28/18		(—	@)
Royal Bank of Canada		$6	DKK	40	12/28/18		(—	@)
Royal Bank of Canada		$139	JPY	15,715	12/28/18		(—	@)
UBS AG	NOK	37		$5	12/28/18		(—	@)
UBS AG		$46	GBP	35	12/28/18		(—	@)
UBS AG		$22	SEK	190	12/28/18		(—	@)
JPMorgan Chase Bank NA	ARS	1,115		$24	1/24/19		—	@
JPMorgan Chase Bank NA		$33	ARS	1,392	1/24/19		(3)
State Street Bank and Trust Co.		$86	ARS	2,758	1/24/19		(27)
State Street Bank and Trust Co.		$16	ARS	521	1/24/19		(5)
State Street Bank and Trust Co.		$27	ARS	1,167	1/24/19		(2)
JPMorgan Chase Bank NA		$185	BRL	788	5/16/19		6
JPMorgan Chase Bank NA		$134	BRL	565	5/16/19		3
State Street Bank and Trust Co.	BRL	2,209		$572	5/16/19		36
State Street Bank and Trust Co.	BRL	829		$214	5/16/19		13
State Street Bank and Trust Co.	BRL	857		$221	5/16/19		13
State Street Bank and Trust Co.	BRL	71		$18	5/16/19		1
State Street Bank and Trust Co.		$22	BRL	87	5/16/19		(1)
State Street Bank and Trust Co.		$196	BRL	749	5/16/19		(15)
State Street Bank and Trust Co.		$14	BRL	58	5/16/19		—	@
JPMorgan Chase Bank NA	CNH	3,860		$578	6/20/19		22
JPMorgan Chase Bank NA	CNH	93		$14	6/20/19		—	@
JPMorgan Chase Bank NA	CNH	127		$19	6/20/19		—	@
							$35

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2018:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
100 oz Gold Future (United States)	1	Dec-18	—	@	$120	$(2)
BIST 30 Index (Turkey)	34	Oct-18	3		71	3
Euro Stoxx 50 (Germany)	3	Dec-18	—	@	118	— @
German Euro BOBL (Germany)	1	Dec-18	100		152	(1)
MSCI Emerging Market E Mini (United States)	6	Dec-18	—	@	315	8
OMXS 30 (Sweden)	2	Oct-18	—	@	37	1
S&P 500 E Mini Index (United States)	16	Dec-18	1		2,335	8
U.S. Treasury 10 yr. Note (United States)	6	Dec-18	600		713	(7)

The accompanying notes are an integral part of the consolidated financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Futures Contracts: (cont'd)

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (Depreciation) (000)
Long: (cont'd)
U.S. Treasury 10 yr. Ultra Long Bond (United States)	5	Dec-18	500	$630	$(1)
U.S. Treasury 2 yr. Note (United States)	3	Dec-18	600	632	(2)
U.S. Treasury Ultra Bond (United States)	1	Dec-18	100	154	(6)
Short:
CBOE Volatility Index (VIX) (United States)	1	Nov-18	(1)	(15)	— @
CBOE Volatility Index (VIX) (United States)	3	Oct-18	(3)	(42)	2
German Euro BONO (Germany)	1	Dec-18	(100)	(168)	1
German Euro BTP (Germany)	2	Dec-18	(200)	(288)	6
German Euro Bund (Germany)	3	Dec-18	(300)	(553)	2
SGX NIFTY 50 Index (Singapore)	3	Oct-18	(— @)	(66)	1
					$13

Credit Default Swap Agreements:

The Fund had the following credit default swap agreements open at September 30, 2018:

Swap Counterparty and Reference Obligation	Credit Rating of Reference Obligation† (Unaudited)	Buy/Sell Protection	Pay/Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (000)
Morgan Stanley & Co., LLC* CDX.NA.HY.27	NR	Sell	5.00%	Quarterly	12/20/21		$36	$3	$1	$2
Morgan Stanley & Co., LLC* ITRAXX.XO.27	NR	Sell	5.00	Quarterly	6/20/22	EUR	138	16	14	2
								$19	$15	$4

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at September 30, 2018:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Depreciation (000)
JPMorgan Chase Bank NA	3 Month KORIBOR	Pay	1.83%	Quarterly/ Quarterly	6/14/27	KRW	73,000	$(1)	$—	$(1)
Morgan Stanley & Co., LLC*	3 Month JIBAR	Pay	8.37	Quarterly/ Quarterly	12/15/27	ZAR	1,655	(1)	—	(1)
Morgan Stanley & Co., LLC*	3 Month JIBAR	Pay	7.88	Quarterly/ Quarterly	1/4/28		1,309	(3)	—	(3)
Morgan Stanley & Co., LLC*	3 Month JIBAR	Pay	7.81	Quarterly/ Quarterly	1/24/28		1,250	(3)	—	(3)
Morgan Stanley & Co., LLC*	3 Month JIBAR	Pay	7.71	Quarterly/ Quarterly	4/26/28		332	(1)	—	(1)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	3.02	Semi-Annual/ Quarterly	6/22/28		$105	— @	—	— @
Morgan Stanley & Co., LLC*	3 Month JIBAR	Pay	8.34	Quarterly/ Quarterly	6/27/28	ZAR	798	(1)	—	(1)
								$(10)	$—	$(10)

The accompanying notes are an integral part of the consolidated financial statements.
24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Total Return Swap Agreements:

The Fund had the following total return swap agreements open at September 30, 2018:

Swap Counterparty	Index	Pay/Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Received (000)			Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	JPM Custom Long U.S. Defensives Index††	Receive	3 Month USD LIBOR plus 0.55%	Quarterly	11/20/18		$102	$— @		$—		$— @
JPMorgan Chase Bank NA	JPM Custom Long U.S. Defensives Index††	Receive	3 Month USD LIBOR plus 0.55%	Quarterly	11/20/18		34	— @		(—	@)	— @
JPMorgan Chase Bank NA	JPM Custom Long U.S. Defensives Index††	Receive	3 Month USD LIBOR plus 0.55%	Quarterly	11/20/18		27	— @		—		— @
JPMorgan Chase Bank NA	JPM Custom Long U.S. Defensives Index††	Receive	3 Month USD LIBOR plus 0.55%	Quarterly	11/20/18		63	— @		(—	@)	— @
JPMorgan Chase Bank NA	JPM Custom Long U.S. Defensives Index††	Receive	3 Month USD LIBOR plus 0.55%	Quarterly	11/20/18		115	— @		—		— @
JPMorgan Chase Bank NA	JPM Custom Short U.S. Cyclicals Index††	Pay	3 Month USD LIBOR plus 0.40%	Quarterly	11/20/18		109	(3)		—		(3)
JPMorgan Chase Bank NA	JPM Custom Short U.S. Cyclicals Index††	Pay	3 Month USD LIBOR plus 0.40%	Quarterly	11/20/18		122	(4)		—		(4)
JPMorgan Chase Bank NA	JPM Custom Short U.S. Cyclicals Index††	Pay	3 Month USD LIBOR plus 0.40%	Quarterly	11/20/18		38	(1)		—		(1)
JPMorgan Chase Bank NA	JPM Custom Short U.S. Cyclicals Index††	Pay	3 Month USD LIBOR plus 0.40%	Quarterly	11/20/18		63	(2)		—		(2)
JPMorgan Chase Bank NA	MSCI Emerging Market Index	Receive	3 Month USD LIBOR plus 0.62%	Quarterly	1/24/19		472	(6)		—		(6)
JPMorgan Chase Bank NA	MSCI Japan Net Total Return Index	Receive	3 Month USD LIBOR plus 0.25%	Quarterly	2/8/19		378	13		—		13
JPMorgan Chase Bank NA	JPM Custom Short Elevators Index††	Pay	3 Month USD LIBOR plus 0.15%	Quarterly	3/6/19		34	(1)		—		(1)
JPMorgan Chase Bank NA	JPM Custom Short Luxury Index††	Pay	3 Month USD LIBOR plus 0.22%	Quarterly	5/1/19		141	(1)		—		(1)
JPMorgan Chase Bank NA	JPM Custom Short Luxury Index††	Pay	3 Month USD LIBOR plus 0.22%	Quarterly	5/1/19		66	1		—		1
JPMorgan Chase Bank NA	JPM Custom Short Luxury Index††	Pay	3 Month USD LIBOR plus 0.22%	Quarterly	5/1/19		70	2		—		2
JPMorgan Chase Bank NA	JPM Custom Short Luxury Index††	Pay	3 Month USD LIBOR plus 0.22%	Quarterly	5/1/19		69	2		—		2
JPMorgan Chase Bank NA	JPM Canada Banks Index††	Pay	3 Month CDOR plus 0.30%	Quarterly	5/8/19	CAD	93	(1)		—		(1)
JPMorgan Chase Bank NA	JPM Canada Banks Index††	Pay	3 Month CDOR plus 0.30%	Quarterly	5/8/19		132	(2)		—		(2)
JPMorgan Chase Bank NA	Alerian MLP Total Return Index	Receive	3 Month USD LIBOR plus 0.48%	Quarterly	5/30/19		$79	(4)		—		(4)
JPMorgan Chase Bank NA	JPM U.S. Banks Index††	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	6/14/19		34	1		—		1
JPMorgan Chase Bank NA	JPM U.S. Banks Index††	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	6/14/19		26	1		—		1
JPMorgan Chase Bank NA	JPM U.S. Banks Index††	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	6/14/19		175	6		—		6
JPMorgan Chase Bank NA	MSCI AU Banks	Pay	3 Month AUD BBSW plus 0.01%	Quarterly	7/15/19	AUD	55	— @		—		— @
JPMorgan Chase	MSCI AU		3 Month AUD
Bank NA	Banks	Pay	BBSW plus 0.01%	Quarterly	7/15/19		162	3		—		3
								$4	$	(—	@)	$4

†† See tables below for details of the equity basket holdings underlying the swap.

The accompanying notes are an integral part of the consolidated financial statements.
25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

The following table represents the equity basket holdings underlying the total return swap with JPM Custom Long U.S. Defensives Index as of
September 30, 2018:

Security Description	Shares	Value (000)	Index Weight
JPM Custom Long U.S. Defensives Index
Abbott Laboratories	1,407	$103	0.98%
AbbVie, Inc.	1,291	122	1.16
AES Corp.	2,315	32	0.31
Aetna, Inc.	269	55	0.52
Agilent Technologies, Inc.	260	18	0.17
Alexion Pharmaceuticals, Inc.	181	25	0.24
Align Technology, Inc.	58	23	0.22
Allergan PLC	271	52	0.49
Alliant Energy Corp.	810	34	0.33
Altria Group, Inc.	2,694	162	1.54
Ameren Corp.	851	54	0.51
American Electric Power Co., Inc.	1,724	122	1.16
American Water Works Co., Inc.	625	55	0.52
AmerisourceBergen Corp.	131	12	0.11
Amgen, Inc.	591	123	1.16
Anthem, Inc.	213	58	0.56
Archer-Daniels-Midland Co.	790	40	0.38
AT&T, Inc.	38,194	1,283	12.19
Baxter International, Inc.	406	31	0.30
Becton Dickinson and Co.	214	56	0.53
Biogen, Inc.	171	60	0.57
Boston Scientific Corp.	1,111	43	0.41
Bristol-Myers Squibb Co.	1,328	82	0.78
Brown-Forman Corp.	344	17	0.17
Campbell Soup Co.	272	10	0.10
Cardinal Health, Inc.	256	14	0.13
Celgene Corp.	634	57	0.54
Centene Corp.	140	20	0.19
CenterPoint Energy, Inc.	1,511	42	0.40
CenturyLink, Inc.	6,044	128	1.22
Cerner Corp.	255	16	0.16
Church & Dwight Co., Inc.	350	21	0.20
Cigna Corp.	204	42	0.40
Clorox Co. (The)	181	27	0.26
CMS Energy Corp.	989	48	0.46
Coca-Cola Co. (The)	5,391	249	2.37
Colgate-Palmolive Co.	1,237	83	0.79
Conagra Brands, Inc.	584	20	0.19
Consolidated Edison, Inc.	1,086	83	0.79
Constellation Brands, Inc.	241	52	0.49
Cooper Cos, Inc. (The)	40	11	0.11
Costco Wholesale Corp.	616	145	1.38
Coty, Inc.	662	8	0.08
CVS Health Corp.	1,428	112	1.07
Danaher Corp.	495	54	0.51
DaVita, Inc.	124	9	0.08
Dentsply Sirona, Inc.	186	7	0.07
Dominion Energy, Inc.	2,253	158	1.50
DTE Energy Co.	629	69	0.65
Duke Energy Corp.	2,454	196	1.87
Edison International	1,142	77	0.73
Edwards Lifesciences Corp.	171	30	0.28
Eli Lilly & Co.	785	84	0.80
Entergy Corp.	629	51	0.48
Envision Healthcare Corp.	98	4	0.04
Estee Lauder Cos, Inc. (The)	314	46	0.43
Eversource Energy	1,111	68	0.65
Exelon Corp.	3,366	147	1.40

The accompanying notes are an integral part of the consolidated financial statements.
26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Long U.S. Defensives Index (cont'd)
Express Scripts Holding Co.	468	$44	0.42%
FirstEnergy Corp.	1,558	58	0.55
General Mills, Inc.	810	35	0.33
Gilead Sciences, Inc.	1,058	82	0.78
HCA Healthcare, Inc.	234	33	0.31
Henry Schein, Inc.	129	11	0.10
Hershey Co. (The)	198	20	0.19
Hologic, Inc.	227	9	0.09
Hormel Foods Corp.	379	15	0.14
Humana, Inc.	117	40	0.38
IDEXX Laboratories, Inc.	71	18	0.17
Illumina, Inc.	118	43	0.41
Incyte Corp.	138	10	0.09
Intuitive Surgical, Inc.	91	52	0.50
IQVIA Holdings, Inc.	123	16	0.15
JM Smucker Co. (The)	160	16	0.16
Johnson & Johnson	2,174	300	2.86
Kellogg Co.	349	24	0.23
Keurig Dr. Pepper, Inc.	255	6	0.06
Kimberly-Clark Corp.	496	56	0.54
Kraft Heinz Co. (The)	838	46	0.44
Kroger Co. (The)	1,260	37	0.35
Laboratory Corporation of America Holdings	82	14	0.14
McCormick & Co., Inc.	167	22	0.21
McKesson Corp.	170	23	0.21
Medtronic PLC	1,097	108	1.03
Merck & Co., Inc.	2,215	157	1.49
Mettler-Toledo International, Inc.	21	13	0.12
Molson Coors Brewing Co.	259	16	0.15
Mondelez International, Inc.	2,117	91	0.86
Monster Beverage Corp.	582	34	0.32
Mylan N.V.	434	16	0.15
NextEra Energy, Inc.	1,641	275	2.61
NiSource, Inc.	1,143	28	0.27
NRG Energy, Inc.	1,054	39	0.37
Patterson Cos, Inc.	67	2	0.02
PepsiCo, Inc.	2,006	224	2.13
PerkinElmer, Inc.	89	9	0.08
Perrigo Co., PLC	107	8	0.07
Pfizer, Inc.	4,834	213	2.02
PG&E Corp.	1,798	83	0.79
Philip Morris International, Inc.	2,181	178	1.69
Pinnacle West Capital Corp.	391	31	0.29
PPL Corp.	2,395	70	0.67
Procter & Gamble Co. (The)	3,581	298	2.83
Public Service Enterprise Group, Inc.	1,774	94	0.89
Quest Diagnostics, Inc.	110	12	0.11
Regeneron Pharmaceuticals, Inc.	62	25	0.24
ResMed, Inc.	115	13	0.13
SCANA Corp.	501	19	0.19
Sempra Energy	880	100	0.95
Southern Co. (The)	3,504	153	1.45
Stryker Corp.	261	46	0.44
Sysco Corp.	682	50	0.47
Thermo Fisher Scientific, Inc.	324	79	0.75
Tyson Foods, Inc.	406	24	0.23
UnitedHealth Group, Inc.	783	208	1.98
Universal Health Services, Inc.	72	9	0.09
Varian Medical Systems, Inc.	74	8	0.08
Verizon Communications, Inc.	25,376	1,355	12.88
Vertex Pharmaceuticals, Inc.	204	39	0.37

The accompanying notes are an integral part of the consolidated financial statements.
27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Long U.S. Defensives Index (cont'd)
Walgreens Boots Alliance, Inc.	1,219	$89	0.84%
Walmart, Inc.	2,056	193	1.84
Waters Corp.	65	13	0.12
WEC Energy Group, Inc.	1,106	74	0.70
Xcel Energy, Inc.	1,780	84	0.80
Zimmer Biomet Holdings, Inc.	164	22	0.20
Zoetis, Inc.	398	36	0.35
Total		$10,518	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom Short U.S. Cyclicals Index as of
September 30, 2018:

Security Description	Shares	Value (000)	Index Weight
JPM Custom Short U.S. Cyclicals Index
3M Co.	696	$147	1.30%
Accenture PLC	286	49	0.43
Activision Blizzard, Inc.	350	29	0.26
Acuity Brands, Inc.	49	8	0.07
Adobe Systems, Inc.	229	62	0.55
Advance Auto Parts, Inc.	72	12	0.11
Advanced Micro Devices, Inc.	373	12	0.10
Air Products & Chemicals, Inc.	897	150	1.33
Akamai Technologies, Inc.	79	6	0.05
Alaska Air Group, Inc.	144	10	0.09
Albemarle Corp.	455	45	0.40
Allegion PLC	111	10	0.09
Alliance Data Systems Corp.	22	5	0.05
Alphabet, Inc.	140	167	1.48
Alphabet, Inc.	138	167	1.47
Amazon.com, Inc.	390	781	6.92
American Airlines Group, Inc.	506	21	0.18
AMETEK, Inc.	269	21	0.19
Amphenol Corp.	141	13	0.12
Analog Devices, Inc.	170	16	0.14
ANSYS, Inc.	39	7	0.06
AO Smith Corp.	171	9	0.08
Apergy Corp.	91	4	0.04
Apple, Inc.	2,392	540	4.78
Applied Materials, Inc.	494	19	0.17
Aptiv PLC	261	22	0.19
Arconic, Inc.	493	11	0.10
Autodesk, Inc.	102	16	0.14
Automatic Data Processing, Inc.	206	31	0.27
AutoZone, Inc.	27	21	0.18
Avery Dennison Corp.	364	39	0.35
Ball Corp.	1,448	64	0.56
Best Buy Co., Inc.	260	21	0.18
Boeing Co. (The)	648	241	2.13
Booking Holdings, Inc.	48	95	0.84
BorgWarner, Inc.	194	8	0.07
Broadcom, Inc.	188	46	0.41
CA, Inc.	146	6	0.06
Cadence Design Systems, Inc.	130	6	0.05
CarMax, Inc.	179	13	0.12
Carnival Corp.	399	25	0.23
Caterpillar, Inc.	690	105	0.93
CBS Corp.	356	20	0.18
CF Industries Holdings, Inc.	960	52	0.46
CH Robinson Worldwide, Inc.	164	16	0.14

The accompanying notes are an integral part of the consolidated financial statements.
28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Short U.S. Cyclicals Index (cont'd)
Charter Communications, Inc.	197	$64	0.57%
Chipotle Mexican Grill, Inc.	25	11	0.10
Cintas Corp.	100	20	0.18
Cisco Systems, Inc.	2,316	113	1.00
Citrix Systems, Inc.	67	7	0.07
Cognizant Technology Solutions Corp.	274	21	0.19
Comcast Corp.	4,605	163	1.44
Corning, Inc.	418	15	0.13
CSX Corp.	1,066	79	0.70
Cummins, Inc.	184	27	0.24
Darden Restaurants, Inc.	123	14	0.12
Deere & Co.	373	56	0.50
Delphi Technologies PLC	87	3	0.02
Delta Air Lines, Inc.	777	45	0.40
Discovery, Inc.	199	6	0.05
Discovery, Inc.	151	5	0.04
DISH Network Corp.	223	8	0.07
Dollar General Corp.	255	28	0.25
Dollar Tree, Inc.	232	19	0.17
Dover Corp.	182	16	0.14
DowDuPont, Inc.	9,605	618	5.47
DR Horton, Inc.	333	14	0.12
DXC Technology Co.	132	12	0.11
Eastman Chemical Co.	596	57	0.51
Eaton Corp., PLC	519	45	0.40
eBay, Inc.	461	15	0.13
Ecolab, Inc.	1,072	168	1.49
Electronic Arts, Inc.	143	17	0.15
Emerson Electric Co.	747	57	0.51
Equifax, Inc.	140	18	0.16
Expedia Group, Inc.	120	16	0.14
Expeditors International of Washington, Inc.	211	16	0.14
F5 Networks, Inc.	29	6	0.05
Facebook, Inc.	1,098	181	1.60
Fastenal Co.	336	19	0.17
FedEx Corp.	288	69	0.61
Fidelity National Information Services, Inc.	154	17	0.15
Fiserv, Inc.	194	16	0.14
FLIR Systems, Inc.	64	4	0.03
Flowserve Corp.	152	8	0.07
Fluor Corp.	163	9	0.08
FMC Corp.	552	48	0.43
Foot Locker, Inc.	121	6	0.05
Ford Motor Co.	3,829	35	0.31
Fortive Corp.	356	30	0.27
Fortune Brands Home & Security, Inc.	180	9	0.08
Freeport-McMoRan, Inc.	5,539	77	0.68
Gap, Inc. (The)	215	6	0.05
Garmin Ltd.	109	8	0.07
Gartner, Inc.	42	7	0.06
General Dynamics Corp.	325	67	0.59
General Electric Co.	10,102	114	1.01
General Motors Co.	1,284	43	0.38
Genuine Parts Co.	144	14	0.13
Global Payments, Inc.	71	9	0.08
Goodyear Tire & Rubber Co. (The)	246	6	0.05
H&R Block, Inc.	205	5	0.05
Hanesbrands, Inc.	357	7	0.06
Harley-Davidson, Inc.	167	8	0.07
Harris Corp.	55	9	0.08
Hasbro, Inc.	111	12	0.10

The accompanying notes are an integral part of the consolidated financial statements.
29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Security Description	Shares	Value (000)		Index Weight
JPM Custom Short U.S. Cyclicals Index (cont'd)
Hewlett Packard Enterprise Co.	761	$12		0.11%
Hilton Worldwide Holdings, Inc.	200	16		0.14
Home Depot, Inc. (The)	1,154	239		2.12
Honeywell International, Inc.	889	148		1.31
HP, Inc.	774	20		0.18
IHS Markit Ltd.	424	23		0.20
Illinois Tool Works, Inc.	361	51		0.45
Ingersoll-Rand PLC	296	30		0.27
Intel Corp.	2,176	103		0.91
International Business Machines Corp.	401	61		0.54
International Flavors & Fragrances, Inc.	325	45		0.40
International Paper Co.	1,700	84		0.74
Interpublic Group of Cos, Inc. (The)	385	9		0.08
Intuit, Inc.	113	26		0.23
Jacobs Engineering Group, Inc.	140	11		0.09
JB Hunt Transport Services, Inc.	100	12		0.11
Johnson Controls International PLC	1,088	38		0.34
Juniper Networks, Inc.	176	5		0.05
Kansas City Southern	123	14		0.12
KLA-Tencor Corp.	73	7		0.07
Kohl's Corp.	165	12		0.11
L Brands, Inc.	244	7		0.07
L3 Technologies, Inc.	91	19		0.17
Lam Research Corp.	75	11		0.10
Leggett & Platt, Inc.	130	6		0.05
Lennar Corp.	199	9		0.08
Lennar Corp.	4	—	@	—	@@
LKQ Corp.	302	10		0.08
Lockheed Martin Corp.	292	101		0.89
Lowe's Cos, Inc.	827	95		0.84
LyondellBasell Industries N.V.	1,336	137		1.21
Macy's, Inc.	298	10		0.09
Marriott International (The)	306	40		0.36
Martin Marietta Materials, Inc.	259	47		0.42
Masco Corp.	372	14		0.12
Mastercard, Inc.	432	96		0.85
Mattel, Inc.	336	5		0.05
McDonald's Corp.	793	133		1.18
MGM Resorts International	507	14		0.13
Michael Kors Holdings Ltd.	148	10		0.09
Microchip Technology, Inc.	108	9		0.08
Micron Technology, Inc.	516	23		0.21
Microsoft Corp.	3,567	408		3.61
Mohawk Industries, Inc.	62	11		0.10
Mosaic Co. (The)	1,445	47		0.42
Motorola Solutions, Inc.	75	10		0.09
NetApp, Inc.	125	11		0.10
Netflix, Inc.	423	158		1.40
Newell Brands, Inc.	480	10		0.09
Newmont Mining Corp.	2,195	66		0.59
News Corp.	374	5		0.04
News Corp.	119	2		0.01
Nielsen Holdings PLC	392	11		0.10
NIKE, Inc.	1,286	109		0.97
Nordstrom, Inc.	114	7		0.06
Norfolk Southern Corp.	336	61		0.54
Northrop Grumman Corp.	203	64		0.57
Norwegian Cruise Line Holdings Ltd.	174	10		0.09
Nucor Corp.	1,315	83		0.74
nVent Electric PLC	193	5		0.05
NVIDIA Corp.	278	78		0.69

The accompanying notes are an integral part of the consolidated financial statements.
30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Short U.S. Cyclicals Index (cont'd)
Omnicom Group, Inc.	226	$15	0.14%
Oracle Corp.	1,399	72	0.64
O'Reilly Automotive, Inc.	86	30	0.26
PACCAR, Inc.	410	28	0.25
Packaging Corp. of America	388	43	0.38
Parker-Hannifin Corp.	155	29	0.25
Paychex, Inc.	148	11	0.10
PayPal Holdings, Inc.	523	46	0.41
Pentair PLC	193	8	0.07
Perspecta, Inc.	66	2	0.02
PPG Industries, Inc.	1,056	115	1.02
PulteGroup, Inc.	272	7	0.06
PVH Corp.	76	11	0.10
Qorvo, Inc.	59	5	0.04
QUALCOMM, Inc.	684	49	0.44
Quanta Services, Inc.	176	6	0.05
Ralph Lauren Corp.	54	7	0.07
Raytheon Co.	339	70	0.62
Red Hat, Inc.	82	11	0.10
Republic Services, Inc.	267	19	0.17
Robert Half International, Inc.	147	10	0.09
Rockwell Automation, Inc.	150	28	0.25
Roper Technologies, Inc.	119	35	0.31
Ross Stores, Inc.	381	38	0.33
Royal Caribbean Cruises Ltd.	168	22	0.19
salesforce.com, Inc.	316	50	0.45
Seagate Technology PLC	133	6	0.06
Sealed Air Corp.	782	31	0.28
Sherwin-Williams Co. (The)	338	154	1.36
Signet Jewelers Ltd.	59	4	0.03
Skyworks Solutions, Inc.	85	8	0.07
Snap-on, Inc.	67	12	0.11
Southwest Airlines Co.	642	40	0.36
Stanley Black & Decker, Inc.	179	26	0.23
Starbucks Corp.	1,414	80	0.71
Stericycle, Inc.	100	6	0.05
Symantec Corp.	285	6	0.05
Synopsys, Inc.	70	7	0.06
Tapestry, Inc.	277	14	0.12
Target Corp.	535	47	0.42
TE Connectivity Ltd.	164	14	0.13
Texas Instruments, Inc.	459	49	0.44
Textron, Inc.	309	22	0.20
Tiffany & Co.	100	13	0.11
TJX Cos, Inc. (The)	623	70	0.62
Total System Services, Inc.	78	8	0.07
Tractor Supply Co.	124	11	0.10
TransDigm Group, Inc.	56	21	0.18
TripAdvisor, Inc.	106	5	0.05
Twenty-First Century Fox, Inc.	1,030	48	0.42
Twenty-First Century Fox, Inc.	430	20	0.17
Ulta Beauty, Inc.	57	16	0.14
Under Armour, Inc.	181	4	0.03
Under Armour, Inc.	182	4	0.03
Union Pacific Corp.	934	152	1.35
United Continental Holdings, Inc.	302	27	0.24
United Parcel Service, Inc.	804	94	0.83
United Rentals, Inc.	99	16	0.14
United Technologies Corp.	867	121	1.07
VeriSign, Inc.	40	6	0.06
Verisk Analytics, Inc.	181	22	0.19
The accompanying notes are an integral part of the consolidated financial statements.
31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Short U.S. Cyclicals Index (cont'd)
VF Corp.	320	$30	0.26%
Viacom, Inc.	345	12	0.10
Visa, Inc.	847	127	1.13
Vulcan Materials Co.	545	61	0.54
Walt Disney Co. (The)	1,511	177	1.57
Waste Management, Inc.	472	43	0.38
Western Digital Corp.	137	8	0.07
Western Union Co. (The)	215	4	0.04
WestRock Co.	1,046	56	0.50
Whirlpool Corp.	71	8	0.07
WW Grainger, Inc.	61	22	0.19
Wyndham Destinations, Inc.	101	4	0.04
Wyndham Hotels & Resorts, Inc.	101	6	0.05
Wynn Resorts Ltd.	78	10	0.09
Xerox Corp.	99	3	0.02
Xilinx, Inc.	115	9	0.08
Xylem, Inc.	210	17	0.15
Yum! Brands, Inc.	338	31	0.27
Total		$11,287	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom Short Elevators Index as of
September 30, 2018:

Security Description	Shares	Value (000)	Index Weight
JPM Custom Short Elevators Index
Fujitec Co., Ltd.	17,516	$235	2.21%
Kone Oyj	99,151	5,299	49.80
Schindler Holding AG	19,910	4,988	46.87
Yungtay Engineering Co., Ltd.	75,811	119	1.12
Total		$10,641	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom Short Luxury Index as of
September 30, 2018:

Security Description	Shares	Value (000)	Index Weight
JPM Custom Short Luxury Index
Brunello Cucinelli SpA	112	$4	0.37%
Burberry Group PLC	1,410	37	3.14
Christian Dior SE	77	33	2.82
Cie Financiere Richemont SA	1,896	155	13.18
Hermes International	105	69	5.88
Hugo Boss AG	233	18	1.52
Kering SA	449	241	20.41
LVMH Moet Hennessy Louis Vuitton SE	1,256	444	37.69
Moncler SpA	840	36	3.07
Salvatore Ferragamo SpA	559	13	1.14
Swatch Group AG (The)	181	72	6.14
Tapestry, Inc.	940	47	4.01
Tod's SpA	109	7	0.63
Total		$1,176	100.00%

The accompanying notes are an integral part of the consolidated financial statements.
32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

The following table represents the equity basket holdings underlying the total return swap with JPM Canada Banks Index as of
September 30, 2018:

Security Description	Shares	Value (000)	Index Weight
JPM Canada Banks Index
Bank of Montreal	503	$41	12.99%
Bank of Nova Scotia (The)	930	55	17.35
Canadian Imperial Bank of Commerce	338	32	9.92
National Bank of Canada	264	13	4.12
Royal Bank of Canada	1,130	90	28.36
Toronto-Dominion Bank (The)	1,433	87	27.26
Total		$318	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM U.S. Banks Index as of
September 30, 2018:

Security Description	Shares	Value (000)	Index Weight
JPM U.S. Banks Index
Bank of America Corp.	9,732	$287	25.09%
BB&T Corp.	778	38	3.31
CIT Group, Inc.	116	6	0.52
Citigroup, Inc.	2,570	184	16.14
Citizens Financial Group, Inc.	487	19	1.65
Comerica, Inc.	173	16	1.36
East West Bancorp, Inc.	145	9	0.76
Fifth Third Bancorp, Inc.	694	19	1.70
First Republic Bank	162	16	1.36
Huntington Bancshares, Inc.	1,102	16	1.44
KeyCorp	1,061	21	1.85
M&T Bank Corp.	143	23	2.05
New York Community Bancorp, Inc.	488	5	0.44
People's United Financial, Inc.	346	6	0.52
PNC Financial Services Group, Inc. (The)	473	64	5.64
Regions Financial Corp.	1,123	21	1.80
Signature Bank	55	6	0.55
SunTrust Banks, Inc.	468	31	2.74
SVB Financial Group	53	16	1.44
US Bancorp	1,569	83	7.25
Wells Fargo & Co.	4,678	246	21.52
Zions Bancorp NA	198	10	0.87
Total		$1,142	100.00%

The accompanying notes are an integral part of the consolidated financial statements.
33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

@  Value is less than $500.

@@  Index weight is less than 0.005%.

†  Credit rating as issued by Standard & Poor's.

*  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

NR    Not rated.

BBSW  Australia's Bank Bill Swap.

CDOR  Canadian Dealer Offered Rate.

JIBAR  Johannesburg Interbank Agreed Rate.

KORIBOR  Korea Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

ARS  —  Argentine Peso

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

CLP  —  Chilean Peso

CNH  —  Chinese Yuan Renminbi Offshore

CNY  —  Chinese Yuan Renminbi

COP  —  Colombian Peso

CZK  —  Czech Koruna

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

ILS  —  Israeli Shekel

INR  —  Indian Rupee

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

PHP  —  Philippine Peso

PLN  —  Polish Zloty

RUB  —  Russian Ruble

SEK  —  Swedish Krona

SGD  —  Singapore Dollar

THB  —  Thai Baht

TRY  —  Turkish Lira

TWD  —  Taiwan Dollar

USD  —  United States Dollar

ZAR  —  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	33.7%
Other**	25.0
Short-Term Investments	12.4
U.S. Treasury Securities	11.1
Investment Companies	8.0
Equity Real Estate Investment Trusts (REITs)	4.9
Banks	4.9
Total Investments	100.0	%***

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with a value of approximately $6,409,000 and net unrealized appreciation of approximately $13,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $35,000 and does not include open swap agreements with net unrealized depreciation of approximately $2,000.

The accompanying notes are an integral part of the consolidated financial statements.
34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Global Multi-Asset Income Portfolio

Consolidated Statement of Assets and Liabilities	September 30, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $12,478)	$12,696
Investments in Securities of Affiliated Issuers, at Value (Cost $2,800)	2,763
Total Investments in Securities, at Value (Cost $15,278)	15,459
Foreign Currency, at Value (Cost $50)	50
Receivable for Variation Margin on Futures Contracts	226
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	143
Interest Receivable	70
Due from Adviser	65
Unrealized Appreciation on Swap Agreements	29
Dividends Receivable	6
Tax Reclaim Receivable	3
Receivable from Affiliate	3
Receivable for Variation Margin on Swap Agreements	3
Other Assets	30
Total Assets	16,087
Liabilities:
Payable for Investments Purchased	467
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	108
Payable for Professional Fees	102
Payable for Custodian Fees	44
Unrealized Depreciation on Swap Agreements	26
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Administration Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Upfront Payment Received on Open Swap Agreements	—	@
Deferred Capital Gain Country Tax	—	@
Other Liabilities	30
Total Liabilities	782
Net Assets	$15,305
Net Assets Consist Of:
Paid-in-Capital	$15,029
Total Distributable Earnings (Loss)	276
Net Assets	$15,305

The accompanying notes are an integral part of the consolidated financial statements.
35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Global Multi-Asset Income Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	September 30, 2018 (000)
CLASS I:
Net Assets	$21
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	2,076
Net Asset Value, Offering and Redemption Price Per Share	$10.17
CLASS A:
Net Assets	$39
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	3,826
Net Asset Value, Redemption Price Per Share	$10.16
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.56
Maximum Offering Price Per Share	$10.72
CLASS C:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$10.08
CLASS IS:
Net Assets	$15,235
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,497,000
Net Asset Value, Offering and Redemption Price Per Share	$10.18

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Global Multi-Asset Income Portfolio

Consolidated Statement of Operations	Year Ended September 30, 2018 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$236
Dividends from Securities of Unaffiliated Issuers (Net of $12 of Foreign Taxes Withheld)	135
Dividends from Securities of Affiliated Issuers (Note G)	104
Total Investment Income	475
Expenses:
Professional Fees	167
Custodian Fees (Note F)	126
Advisory Fees (Note B)	101
Pricing Fees	74
Registration Fees	54
Shareholder Reporting Fees	24
Administration Fees (Note C)	12
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Trustees' Fees and Expenses	4
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	— @
Other Expenses	22
Total Expenses	592
Expenses Reimbursed by Adviser (Note B)	(341)
Waiver of Advisory Fees (Note B)	(101)
Reimbursement of Class Specific Expenses — Class I (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliates (Note G)	(3)
Net Expenses	139
Net Investment Income	336
Realized Gain (Loss):
Investments Sold (Net of $3 of Capital Gain Country Tax)	185
Foreign Currency Forward Exchange Contracts	149
Foreign Currency Translation	(12)
Futures Contracts	400
Swap Agreements	(178)
Net Realized Gain	544
Change in Unrealized Appreciation (Depreciation):
Investments (Net Increase in Deferred Capital Gain Country Tax of $—@)	(681)
Investments in Affiliates	(89)
Foreign Currency Forward Exchange Contracts	7
Foreign Currency Translation	(2)
Futures Contracts	(49)
Swap Agreements	(13)
Net Change in Unrealized Appreciation (Depreciation)	(827)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(283)
Net Increase in Net Assets Resulting from Operations	$53

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Global Multi-Asset Income Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended September 30, 2018 (000)	Year Ended September 30, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$336	$294
Net Realized Gain (Loss)	544	(186)
Net Change in Unrealized Appreciation (Depreciation)	(827)	677
Net Increase in Net Assets Resulting from Operations	53	785
Dividends and Distributions to Shareholders:
Class I	(— @)	(—	@)*
Class A	(— @)	(1	)*
Class C	(— @)	(—	@)*
Class IS	(172)	(246	)*
Total Dividends and Distributions to Shareholders	(172)	(247)
Capital Share Transactions:(1)
Class I:
Subscribed	11	—
Distributions Reinvested	— @	—
Class A:
Distributions Reinvested	— @	—	@
Redeemed	(38)	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(27)	—	@
Total Increase (Decrease) in Net Assets	(146)	538
Net Assets:
Beginning of Period	15,451	14,913
End of Period	$15,305	$15,451	†
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1	—
Shares Issued on Distributions Reinvested	— @@	—
Net Increase in Class I Shares Outstanding	1	—
Class A:
Shares Issued on Distributions Reinvested	—- @@	—	@@
Shares Redeemed	(4)	—
Net Increase (Decrease) in Class A Shares Outstanding	(4)	—	@@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The following information was previously reported in the September 30, 2017 consolidated financial statements. The distribution information for the year ended September 30, 2017 presented on the Consolidated Statements of Changes in Net Assets is presented for comparative purposes to the September 30, 2018 consolidated financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended September 30, 2017 were as follows:

Class I:
Net Investment Income	$	(—	@)
Class A:
Net Investment Income		$(1)
Class C:
Net Investment Income	$	(—	@)
Class IS:
Net Investment Income		$(246)

†  Distributions in Excess of Net Investment Income for the year ended September 30, 2017 was $(240).

The accompanying notes are an integral part of the consolidated financial statements.
38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Financial Highlights

Global Multi-Asset Income Portfolio

	Class I
	Year Ended September 30,						Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)(3)		September 30, 2015(3)
Net Asset Value, Beginning of Period	$10.25		$9.90		$9.33		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(4)	0.23		0.19		0.15		0.07
Net Realized and Unrealized Gain (Loss)	(0.20)		0.32		0.62		(0.71)
Total from Investment Operations	0.03		0.51		0.77		(0.64)
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.16)		(0.20)		(0.03)
Net Asset Value, End of Period	$10.17		$10.25		$9.90		$9.33
Total Return(5)	0.30%		5.24%		8.39%		(6.42	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$21		$10		$10		$9
Ratio of Expenses to Average Net Assets(9)	0.93	%(6)	0.93	%(6)	0.92	%(6)	0.93	%(6)(8)
Ratio of Net Investment Income to Average Net Assets(9)	2.28	%(6)	1.92	%(6)	1.62	%(6)	1.72	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.02%		0.03%		0.01	%(8)
Portfolio Turnover Rate	132%		218%		236%		139	%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	20.99%		28.13%		6.73%		20.20	%(8)
Net Investment Loss to Average Net Assets	(17.78)%		(25.28)%		(4.19)%		(17.55	)%(8)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Not consolidated.

(4)  Per share amount is based on average shares outstanding.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Financial Highlights

Global Multi-Asset Income Portfolio

	Class A
	Year Ended September 30,						Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)(3)		September 30, 2015(3)
Net Asset Value, Beginning of Period	$10.23		$9.88		$9.32		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(4)	0.17		0.16		0.12		0.04
Net Realized and Unrealized Gain (Loss)	(0.17)		0.32		0.61		(0.69)
Total from Investment Operations	0.00	(5)	0.48		0.73		(0.65)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.13)		(0.17)		(0.03)
Net Asset Value, End of Period	$10.16		$10.23		$9.88		$9.32
Total Return(6)	(0.02)%		4.89%		8.10%		(6.64	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$39		$77		$73		$44
Ratio of Expenses to Average Net Assets(10)	1.28	%(7)	1.27	%(7)	1.26	%(7)	1.27	%(7)(9)
Ratio of Net Investment Income to Average Net Assets(10)	1.63	%(7)	1.59	%(7)	1.27	%(7)	1.02	%(7)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.03%		0.04%		0.01	%(9)
Portfolio Turnover Rate	132%		218%		236%		139	%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.99%		8.12%		4.74%		12.75	%(9)
Net Investment Loss to Average Net Assets	(5.08)%		(5.26)%		(2.21)%		(10.46	)%(9)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Not consolidated.

(4)  Per share amount is based on average shares outstanding.

(5)  Amount is less than $0.005 per share.

(6)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(7)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Financial Highlights

Global Multi-Asset Income Portfolio

	Class C
	Year Ended September 30,						Period from May 8, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)(3)		September 30, 2015(3)
Net Asset Value, Beginning of Period	$10.19		$9.84		$9.30		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(4)	0.10		0.08		0.04		0.02
Net Realized and Unrealized Gain (Loss)	(0.18)		0.33		0.61		(0.71)
Total from Investment Operations	(0.08)		0.41		0.65		(0.69)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.06)		(0.11)		(0.01)
Net Asset Value, End of Period	$10.08		$10.19		$9.84		$9.30
Total Return(5)	(0.82)%		4.21%		7.11%		(6.86	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$10		$10		$9
Ratio of Expenses to Average Net Assets(9)	2.03	%(6)	2.03	%(6)	2.02	%(6)	2.03	%(6)(8)
Ratio of Net Investment Income to Average Net Assets(9)	1.01	%(6)	0.80	%(6)	0.41	%(6)	0.56	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.02%		0.03%		0.01	%(8)
Portfolio Turnover Rate	132%		218%		236%		139	%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	26.19%		26.46%		14.16%		21.28	%(8)
Net Investment Loss to Average Net Assets	(23.15)%		(23.63)%		(11.73)%		(18.68	)%(8)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Not consolidated.

(4)  Per share amount is based on average shares outstanding.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Financial Highlights

Global Multi-Asset Income Portfolio

	Class IS
	Year Ended September 30,						Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)(3)		September 30, 2015(3)
Net Asset Value, Beginning of Period	$10.26		$9.90		$9.33		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(4)	0.22		0.20		0.16		0.07
Net Realized and Unrealized Gain (Loss)	(0.18)		0.32		0.61		(0.71)
Total from Investment Operations	0.04		0.52		0.77		(0.64)
Distributions from and/or in Excess of:
Net Investment Income	(0.12)		(0.16)		(0.20)		(0.03)
Net Asset Value, End of Period	$10.18		$10.26		$9.90		$9.33
Total Return(5)	0.34%		5.40%		8.44%		(6.41	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$15,235		$15,354		$14,820		$13,969
Ratio of Expenses to Average Net Assets(9)	0.88	%(6)	0.87	%(6)	0.86	%(6)	0.87	%(6)(8)
Ratio of Net Investment Income to Average Net Assets(9)	2.18	%(6)	2.00	%(6)	1.68	%(6)	1.76	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.03%		0.04%		0.01	%(8)
Portfolio Turnover Rate	132%		218%		236%		139	%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.76%		4.70%		3.99%		5.97	%(8)
Net Investment Loss to Average Net Assets	(0.70)%		(1.83)%		(1.45)%		(3.34	)%(8)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Not consolidated.

(4)  Per share amount is based on average shares outstanding.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund", collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying consolidated financial statements relate to the Global Multi-Asset Income Portfolio. The Fund seeks to maximize current income and to seek capital appreciation over time. The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Global Multi-Asset Income Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation. As of September 30, 2018, the Subsidiary represented approximately $1,495,000 or approximately 9.77% of the total assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's consolidated financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Consolidated Financial Statements (cont'd)

there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) OTC swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (6) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value

44

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Consolidated Financial Statements (cont'd)

of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—	$543	$—	$543
Asset-Backed Security	—	15	—	15
Commercial Mortgage-Backed Securities	—	216	—	216
Corporate Bonds	—	1,461	—	1,461
Sovereign	—	5,215	—	5,215
U.S. Treasury Securities	—	1,720	—	1,720
Total Fixed Income Securities	—	9,170	—	9,170
Common Stocks
Aerospace & Defense	28	—	—	28
Air Freight & Logistics	4	—	—	4
Airlines	1	—	—	1
Auto Components	13	—	—	13
Automobiles	21	—	—	21
Banks	339	—	—	339
Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Beverages	$35		$—	$—		$35
Biotechnology	13		—	—		13
Building Products	5		—	—		5
Capital Markets	28		—	—		28
Chemicals	34		—	—		34
Commercial Services & Supplies	2		—	—		2
Communications Equipment	3		—	—		3
Construction & Engineering	18		—	—		18
Construction Materials	7		—	—		7
Consumer Finance	226		—	—		226
Containers & Packaging	1		—	—		1
Diversified Financial Services	1		—	—		1
Diversified Telecommunication Services	33		—	—		33
Electric Utilities	114		—	—		114
Electrical Equipment	20		—	—		20
Equity Real Estate Investment Trusts (REITs)	714		—	—		714
Food & Staples Retailing	21		—	—		21
Food Products	35		—	—		35
Gas Utilities	66		—	—		66
Health Care Equipment & Supplies	16		—	—		6
Health Care Providers & Services	10		—	—		10
Hotels, Restaurants & Leisure	25		—	—		25
Household Durables	3		—	—		3
Household Products	14		—	—		14
Independent Power & Renewable Electricity Producers	1		—	—		1
Industrial Conglomerates	20		—	—		20
Information Technology Services	13		—	—		13
Insurance	72		—	—		72
Internet Software & Services	—	@	—	—		—	@
Life Sciences Tools & Services	2		—	—		2
Machinery	6		—	—		6
Marine	2		—	—		2
Media	28		—	—		28
Metals & Mining	47		—	—		47
Multi-Line Retail	3		—	—		3
Multi-Utilities	120		—	—		120
Oil, Gas & Consumable Fuels	350		—	—		350
Paper & Forest Products	5		—	—		5
Personal Products	29		—	—		29
Pharmaceuticals	93		—	—		93
Professional Services	14		—	—		14
Real Estate Management & Development	236		—	—		236
Road & Rail	11		—	—		11
Semiconductors & Semiconductor Equipment	11		—	—	@	11

45

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Consolidated Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Software	$13		$—	$—		$13
Specialty Retail	5		—	—		5
Textiles, Apparel & Luxury Goods	36		—	—		36
Thrifts & Mortgage Finance	—	@	—	—		— @
Tobacco	16		—	—		16
Trading Companies & Distributors	8		—	—		8
Transportation Infrastructure	93		—	—		93
Water Utilities	45		—	—		45
Wireless Telecommunication Services	12		—	—		12
Total Common Stocks	3,141		—	—	@	3,141
Investment Companies	1,228		—	—		1,228
Rights	—	@	—	—		— @
Short-Term Investments
Investment Company	1,539		—	—		1,539
U.S. Treasury Securities	—		381	—		381
Total Short-Term Investments	1,539		381	—		1,920
Foreign Currency Forward Exchange Contracts	—		143	—		143
Futures Contracts	32		—	—		32
Credit Default Swap Agreements	—		4	—		4
Interest Rate Swap Agreements	—		— @	—		— @
Total Return Swap Agreements	—		29	—		29
Total Assets	5,940		9,727	—		15,667
Liabilities:
Foreign Currency Forward Exchange Contracts	—		(108)	—		(108)
Futures Contracts	(19)		—	—		(19)
Interest Rate Swap Agreements	—		(10)	—		(10)
Total Return Swap Agreements	—		(25)	—		(25)
Total Liabilities	(19)		(143)	—		(162)
Total	$5,921		$9,584	$—	@	$15,505

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance		$—	@
Purchases		—
Sales		—
Amortization of discount		—
Transfers in		—
Transfers out		—
Corporate actions		—
Change in unrealized appreciation (depreciation)		(—	@)
Realized gains (losses)		—
Ending Balance		$—	@
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2018	$	(—	@)

@  Value is less than $500.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

46

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Consolidated Financial Statements (cont'd)

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a

47

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Consolidated Financial Statements (cont'd)

cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations

48

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Consolidated Financial Statements (cont'd)

or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is included in the table following the Consolidated Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Consolidated Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Consolidated Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

49

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Consolidated Financial Statements (cont'd)

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2018:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$143
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	20	(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	12	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	29
Swap Agreements	Variation Margin on Swap Agreements	Credit Risk	4	(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	—	@(a)
Total			$208
	Liability Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(108)
Futures Contract	Variation Margin on Futures Contracts	Commodity Risk	(2	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(17	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(25)
Swap Agreement	Unrealized Depreciation on Swap Agreement	Interest Rate Risk	(1)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(9	)(a)
Total			$(162)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Consolidated Portfolio of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk Foreign Currency Forward	Exchange Contracts	$149
Commodity Risk	Futures Contracts	18
Equity Risk	Futures Contracts	447
Interest Rate Risk	Futures Contracts	(65)
Credit Risk	Swap Agreements	9
Equity Risk	Swap Agreements	(114)
Interest Rate Risk	Swap Agreements	(73)
Total		$371
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk Foreign Currency Forward	Exchange Contracts	$7
Commodity Risk	Futures Contracts	(3)
Equity Risk	Futures Contracts	(31)
Interest Rate Risk	Futures Contracts	(15)
Equity Risk	Swap Agreements	(4)
Credit Risk	Swap Agreements	(5)
Interest Rate Risk	Swap Agreements	(4)
Total		$(55)

At September 30, 2018, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$143	$(108)
Swap Agreements	29	(26)
Total	$172	$(134)

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place

50

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Consolidated Financial Statements (cont'd)

with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2018:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)		Collateral Received (000)	Net Amount (not less than $0) (000)
Bank of America NA	$—	@	$	(— @)	$—	$0
Bank of Montreal	—	@		(— @)	—	0
Barclays Bank PLC	5			(3)	—	2
BNP Paribas SA	1			—	—	1
Citibank NA	20			(20)	—	0
Commonwealth Bank of Australia	1			(1)	—	0
Goldman Sachs International	1			(1)	—	0
JPMorgan Chase Bank NA	67			(38)	—	29
Royal Bank of Canada	2			(2)		0
State Street Bank and Trust Co.	64			(50)	—	14
UBS AG	11			(2)	—	9
Total	$172			$(117)	$—	$55
Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)		Collateral Pledged (000)	Net Amount (not less than $0) (000)
Bank of America NA	$6		$	(— @)	$—	$6
Bank of Montreal	—	@		(— @)	—	0
Barclays Bank PLC	3			(3)	—	0
Citibank NA	28			(20)	—	8
Commonwealth Bank of Australia	1			(1)	—	0
Goldman Sachs International	4			(1)	—	3
JPMorgan Chase Bank NA	38			(38)	—	0
Royal Bank of Canada	2			(2)		0
State Street Bank and Trust Co.	50			(50)	—	0
UBS AG	2			(2)	—	0
Total	$134			$(117)	$—	$17

@ Amount is less than $500.

For the year ended September 30, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$10,400,000
Futures Contracts:
Average monthly original value	$8,563,000
Swap Agreements:
Average monthly notional amount	$6,409,000

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the

51

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Consolidated Financial Statements (cont'd)

ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.65% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares, 1.30% for Class A shares, 2.05% for Class C shares and 0.90% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2018, approximately $101,000 of advisory fees were waived and approximately $349,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Trust pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

52

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Consolidated Financial Statements (cont'd)

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $6,496,000 and $6,925,000, respectively. For the year ended September 30, 2018, purchases and sales of long-term U.S. Government securities were approximately $12,089,000 and $11,115,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2018, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Funds.

The Fund invests in Morgan Stanley Institutional Fund, Inc. — Emerging Markets Fixed Income Opportunities Portfolio ("Emerging Markets Fixed Income Opportunities Portfolio"), an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Emerging Markets Fixed Income Opportunities Portfolio. For the year ended September 30, 2018, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Emerging Markets Fixed Income Opportunities Portfolio. The Emerging Markets Fixed Income Opportunities Portfolio has a cost basis of approximately $711,000 at September 30, 2018.

The Fund invests in Morgan Stanley Institutional Fund Trust — High Yield Portfolio ("High Yield Portfolio"), an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the High Yield Portfolio. For the year ended September 30, 2018, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the High Yield Portfolio. The High Yield Portfolio has a cost basis of approximately $550,000 at September 30, 2018.

A summary of the Fund's transactions in shares of the affiliated investments companies during the year ended September 30, 2018 are as follows:

Affiliated Investment Company	Value September 30, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,909	$7,759	$8,129	$22
Emerging Markets Fixed Income Opportunities Portfolio	762	—	—	45
High Yield Portfolio	551	—	—	37
	$3,222	$7,759	$8,129	$104
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2018 (000)
Liquidity Funds	$—	$—	$1,539
Emerging Markets Fixed Income Opportunities Portfolio	—	(79)	683
High Yield Portfolio	—	(10)	541
	$—	$(89)	$2,763

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

53

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Consolidated Financial Statements (cont'd)

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for U.S. GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From: Ordinary Income (000)	2017 Distributions Paid From: Ordinary Income (000)
$172	$247

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for swap transactions, paydown adjustments, tax adjustments on passive foreign investment companies sold by the Fund and tax adjustments related to the Subsidiary, resulted in the following reclassifications among the components of net assets at September 30, 2018:

Total Distributable Earnings (Loss) (000)	Paid-in- Capital (000)
$—	$—

At September 30, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$303	$73

During the year ended September 30, 2018, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $297,000.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2018, the Fund did not have record owners of 10% or greater.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the "ASU") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

54

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Global Multi-Asset Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Global Multi-Asset Income Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund Trust (the "Trust")), including the consolidated portfolio of investments, as of September 30, 2018, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended and the period from April 30, 2015 (commencement of operations) through September 30, 2015 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2018, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the three years in the period then ended and the period from April 30, 2015 (commencement of operations) through September 30, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 20, 2018

55

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2017, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-year period and for the period since the end of April 2015, the month of the Fund's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

56

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

57

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2018. For corporate shareholders, 5.05% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended September 30, 2018. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $114,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

58

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

59

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

60

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

61

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

62

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003- September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

63

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds
(since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds
			(June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	86	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program(2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	87	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

64

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

65

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on
Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of
Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

66

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFGMAPANN
2288886 EXP 11.30.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Global Strategist Portfolio

Annual Report

September 30, 2018

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	9
Consolidated Statement of Assets and Liabilities	42
Consolidated Statement of Operations	44
Consolidated Statements of Changes in Net Assets	45
Consolidated Financial Highlights	47
Notes to Consolidated Financial Statements	52
Report of Independent Registered Public Accounting Firm	65
Investment Advisory Agreement Approval	66
Federal Tax Notice	68
Privacy Notice	69
Trustee and Officer Information	72

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Strategist Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon

President and Principal Executive Officer

October 2018

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Expense Example (unaudited)

Global Strategist Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/18	Actual Ending Account Value 9/30/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Strategist Portfolio Class I	$1,000.00	$1,000.60	$1,021.36	$3.71	$3.75	0.74%
Global Strategist Portfolio Class A	1,000.00	999.40	1,020.00	5.06	5.11	1.01
Global Strategist Portfolio Class L	1,000.00	997.00	1,017.40	7.66	7.74	1.53
Global Strategist Portfolio Class C	1,000.00	995.20	1,015.84	9.20	9.30	1.84
Global Strategist Portfolio Class IS	1,000.00	1,001.20	1,021.51	3.56	3.60	0.71

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**Annualized.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited)

Global Strategist Portfolio

The Fund seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 3.94%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmarks, the MSCI All Country World Index, which returned 9.77%, and underperformed the Customized MSIM Global Allocation Index (the "Customized Index"), which returned 5.28%.

Factors Affecting Performance1

•  In the 12 months ended September 30, 2018, equities and commodities outperformed bonds, with the MSCI All Country World Index up +9.8%, the J.P. Morgan Global Government Bond Index down –1.6% and the S&P GSCI Index, a broad index of commodity prices, rising +22.9%.2 (Except where noted, equity market returns are represented by the MSCI regional or country index and are calculated in U.S. dollars (USD)).

•  Risky assets rose overall in the 12 months ending in September 30, 2018, despite experiencing market volatility in the first quarter of 2018. In 2017, markets were dominated by a benign Goldilocks environment of low rates and strong, synchronized global growth. This came to an abrupt end during the first quarter of 2018, as rising rates and stronger inflation and wage data amid increasingly protectionist policies from the U.S. caused the VIX index to spike to the highest level since 2015. By the second and third quarters, risky assets recommenced the rally, led by U.S. equities, which were propelled by strong late-cycle economic growth and robust U.S. corporate earnings, both of which were boosted by tax cuts and fiscal stimulus.

•  Global equities rose +9.8% (MSCI All Country World Index, USD) driven by U.S. and Japanese stocks. The S&P 500 Index rose +17.9% as U.S. economic and corporate earnings growth outperformed other regions, boosted by pro-growth tax reform and fiscal stimulus, despite threats (initially) and implementation (eventually) of protectionist measures by the U.S. government. Eurozone equities (Euro Stoxx 50 Index –4.6% in euros, –2.9% USD) were hurt by currency strength, political turmoil in Italy and persistently disappointing economic data. In the second quarter, Italian left- and right-wing populist parties came together to form a government and reassure markets they were not seeking to leave the eurozone; however, mixed messages since then from the country's leadership stoked uncertainty and fears that Italy is headed toward confrontation with the Eurogroup over its budget. Emerging markets (MSCI Emerging Markets Index –0.8% USD, +2.7% local currency) underperformed. Steadily rising rates, along with a strengthening U.S. dollar and the brewing trade war between the U.S. and China began to pressure emerging market assets, particularly in countries with high U.S. dollar funding needs (e.g., Turkey, where equities fell –41.7%, and Argentina, where equities fell –46.5%). Japanese equities outperformed (MSCI Japan Index +11.2% local, +10.2% USD) on improving growth and slowly firming inflation, rallying strongly in the fourth quarter of 2017 in particular following the Abe electoral victory.

•  Within bonds, global government yields rose during the period. In the U.S., the 10-year Treasury yield rose +73 basis points (bps) to 3.06%, while the 2-year yield rose +134 bps to 2.82%, causing the yield curve to flatten. The Federal Open Market Committee (FOMC) raised the policy rate by an

1  Certain of the Fund's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Fund may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Fund's performance during the period.

2  Data sources used in preparation of this commentary include FactSet and Bloomberg LP. data as of September 30, 2018.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

aggregate +100 bps during the period and revised upward its projected path of rates. Low quality U.S. credit spreads tightened. U.S. high yield spreads fell –31 bps to 3.16%, a level last seen before the Global Financial Crisis, while U.S. investment grade credit spreads widened slightly by +5 bps to 1.06%. Elsewhere in developed markets, German 10-year yields were nearly unchanged at 0.47%, but Italian yields spiked up by +104 bps to above 3% — a level last seen in 2014. The Italian government's rhetoric became increasingly confrontational with the Eurogroup. Italy announced a disappointing budget, which projected a 2.4% budget deficit for 2019, a negative surprise for markets, which had been expecting a number below 2%. The U.K. 10-year yield rose +21 bps to 1.57%, as Brexit negotiators appeared at an impasse in the face of a looming deadline for an agreement. Emerging market sovereign spreads widened, as currency devaluations stoked higher inflation, prompting many central banks to hike rates amid slowing growth.

•  Commodity prices were driven higher by Brent oil, which rose +47% as Organization of the Petroleum Exporting Countries (OPEC) oil ministers agreed to increase production by less than market had feared, Venezuela's production collapsed, and initial Iranian supply disruptions in anticipation of U.S. sanctions exceeded expectations. Falling Organisation for Economic Cooperation and Development inventories, as well as concerns over limited OPEC spare capacity and bottlenecks in U.S. shale, further fueled oil prices.

•  Within currencies, the U.S. dollar rose +2.2%, pushed higher by increasing rate differentials relative to most trading partners as well as an investor flight to safe-haven assets amid an intensifying trade war between the U.S. and China. This tipped the most vulnerable (EM) economies, such as those with large current account deficits like Argentina and Turkey, into crisis, and caused contagion to spread more broadly in EM. Many EM currencies sold off sharply (J.P. Morgan EM Currency Index –10.6%). The Argentine peso (–58.1%) was the worst-performing currency despite securing a financing deal from the International Monetary Fund aimed at stemming currency weakness. The Turkish lira fell –41.2% as investors grew concerned over Erdogan's increasingly authoritarian control over monetary policy, confrontations with the U.S. and the potential for lack of fiscal discipline under his leadership following his electoral win. The Brazilian real fell –21.9% on concerns over lack of political will to implement fiscal reforms and a truckers strike over rising fuel prices which disrupted economic activity. The contagion spread to Russia and India, where currencies fell roughly 9% to 12% year-to-date through September 30, 2018.

•  Regarding the Fund's overall performance relative to the Customized Index, the Fund's asset allocation mix of average underweights in equities, commodities and cash, and an overweight in fixed income had a negative impact on performance.

•  Active positions within equities contributed negatively to performance. Overweight positions in consumer finance stocks relative to U.S. equities and eurozone domestically focused equities relative to U.S. equities, and an underweight position in U.S. cyclicals vs. defensives equities were the top detractors, in addition to an overweight position in Japanese equities relative to U.S. equities and an underweight position in Canadian banks relative to global equities. However, these losses were partially offset by gains from underweight positions in China H-shares and global machinery, and an overweight position in South African banks, all relative to global equities.

•  Active positions within fixed income strongly contributed to performance. Overweight positions in Brazilian bonds and a Mexican 2s/10s steepener position contributed to performance. In addition, overweight positions in Portuguese and Greek bonds relative to both German and Italian 10-year bonds contributed to performance. Detractors during the period included an overweight position in U.S. 10-year Treasury bonds relative to German 10-year bunds and an overweight position in Mexican 2-year swaps.

•  Active positions within commodities (implemented via commodity futures) had a positive impact on performance, as an underweight position in copper contributed, whereas an overweight in Brent crude oil detracted from performance.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

•  Active currency positions (implemented via currency forwards and futures) negatively impacted performance. Overweight positions in the Turkish lira and Argentine peso relative to emerging market currencies detracted from performance. Other detractors included overweight positions in the Swedish koruna relative to euro and Japanese yen relative to U.S. dollar. These losses were partially offset by gains from our underweight positions in the Chinese renminbi and euro, both relative to U.S. dollar, and in the Czech koruna relative to euro.

Management Strategies

•  As of September 30, 2018, the Fund was neutral global equities and overweight global fixed income. We expect strong, overheating global growth to give way to stagflation over the next two to four quarters. By 2019, we forecast global growth will slow to 2.8% (from 3.1% in 2018), led down by the U.S., due to peaking fiscal stimulus, continued rate hikes and greater trade protectionism. Simultaneously, global inflation remains in an uptrend: G-4 inflation continues to accelerate mildly, and EM ex-China inflation is increasing on weaker currencies in the region.

•  Tighter policy globally should contribute to slower growth by early 2019, as well as cause many assets to de-rate as the era of "Free Money" comes to an end. We expect one more hike from the Federal Reserve (Fed) this year and four next year, and the European Central Bank to begin its tightening cycle in late 2019. In addition, Chinese authorities will be constrained in their ability to loosen policy, and EM ex-China central banks have been forced to tighten policy to combat inflation.

•  We are neutral global equities, which are slightly expensive, at 14.6x forward price-to-earnings (P/E), or 5% above their historical average multiple. However the deterioration in the growth-inflation tradeoff in the next 12 months from +1% to 0% implies a ~10% de-rating. In addition, we expect global earnings per share growth to disappoint expectations in 2019, at +7% vs. 10% expected by the consensus. Sentiment is neutral.

•  We expect a reversal of U.S. economic outperformance over the next six to 12 months, as the U.S. slows while the rest of the world stabilizes and begins to improve. U.S. asset markets will likely turn to underperformers in that environment. Three factors which supported U.S. growth in the last 12 to 18 months are set to reverse: First, net exports (which contributed 1.2% to U.S. second quarter 2018 gross domestic product (GDP) on 2017 USD weakness and pulling forward of demand pre-tariffs) will likely reverse, on the lagged effect of USD strength and tariff implementation. Second, U.S. policy rates will probably approach or slightly exceed neutral levels over the next six to 12 months. Third, we expect the boost from fiscal stimulus to begin to fade in 2019. U.S. GDP growth should slow from its current pace of 3% to 3.5% closer to 1.5% to 2.0% by the end of 2019.

•  By contrast, we expect growth in the rest of the world to accelerate over the next six to 12 months compared to this year thus far. The deceleration in eurozone GDP growth from above 2.5% in late 2017 to 1.5% in the second quarter of 2018 seemed like an aberration (though a stronger euro was a factor) and we expect growth to stabilize closer to a 1.75% to 2%. We expect EM ex-China growth to stabilize in 2019 around 3.3%. China's pace of growth deceleration is likely to moderate as authorities attempt to dial back credit tightening and encourage increased fiscal spending. Thus, U.S. economic growth is likely to start slowing just as the rest of the world stabilizes or accelerates. Given elevated valuations in and investor enthusiasm for U.S. assets, such a reversal of growth dynamics could lead to a disproportionately large market reaction.

•  Within equities, we are underweight U.S. relative to emerging markets. EM vs. U.S. is trading at a 16% discount to the historical median relative 12-month forward P/E since 1995. We are underweight U.S. cyclical vs. defensive stocks, as cyclicals tend to underperform defensives when global growth slows.

•  In fixed income, we are overweight U.S. Treasuries, which are slightly cheap to fair value based on our model: U.S. 10-year yields, at 3.20%, are above fair value of 2.49% today, and expected fair value of 2.64% by year-end 2018 (based on our expectation for disappointing growth in conjunction with gradually rising inflation). U.S. bonds are at extreme oversold levels on a tactical basis.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

•  We hold a number of overweight positions in deep value EM bonds and currencies, such as Brazilian 3-year bonds, Argentinian 1- and 10-year bonds, and South African 10-year bonds. In currencies, we hold a broad overweight in EM currencies (ex-China) vs. USD, as aggregate EM ex-China currencies are roughly one standard deviation cheap on relative real effective exchange rate (REER) (vs. USD), and sentiment is oversold. We also hold targeted relative overweight positions in deep value EM currencies such as the Turkish lira and Argentine peso (both hedged with a basket of EM currencies).

•  We remain underweight select China-sensitive assets, such as the renminbi (which is 1.4 standard deviations expensive on REER) as well as global luxury goods and elevator manufacturers. China's economy appears to be moderately slowing, with real activity indicators such as infrastructure investment growth at 1.6%, the lowest level since 2012, and residential property sales falling to 2% in the first half of 2018. Decelerating credit growth (total social financing growth fell from roughly 15% in 2017 to 11.4% in the most recent data) indicates that nominal GDP is likely to fall from 9.8% in the second quarter of 2018 to 8.5% in 2019 year-over-year. We expect real GDP growth in turn to slow from 6.3% in 2018 to 6.1% in 2019. While monetary policy is beginning to ease and fiscal policy is modestly easing, regulatory policy is still tight, and China's ability to ease aggressively to combat the slowdown will be constrained by the Fed's hiking cycle and the renminbi.

•  We are underweight the U.S. dollar, given our expectation for relative U.S. growth to slow. Additionally, we expect deterioration in the U.S. fiscal balance and current account (consensus expectations for the latter at –2.5% in 2019 vs. –2.2% in the second quarter of 2018). Sentiment is extremely bullish for the USD: at 0.6 standard deviations expensive based on long-term REER.

•  We believe gold prices could rise 10% to 20% as U.S. Treasury inflation protected securities (TIPS) yields fall (due to our forecast for weaker global growth in 2019) and the U.S. dollar depreciates (USD is moderately expensive on REER and sentiment is overbought). In addition, sentiment is at the most oversold level since 2006.

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

Performance Compared to the MSCI All Country World Index(1), the Customized MSIM Global Allocation Index(2) and the Lipper Flexible Portfolio Funds Index(3)

	Period Ended September 30, 2018 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(5)	3.94%	4.69%	7.15%	7.25%
Fund — Class A Shares w/o sales charges(6)	3.68	4.36	6.84	6.18
Fund — Class A Shares with maximum 5.25% sales charges(6)	–1.76	3.23	6.27	5.92
Fund — Class L Shares w/o sales charges(7)	3.13	3.83	—	5.48
Fund — Class C Shares w/o sales charges(8)	2.83	—	—	2.74
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	1.85	—	—	2.74
Fund — Class IS Shares w/o sales charges(9)	3.98	—	—	4.37
MSCI All Country World Index	9.77	8.67	8.19	7.81
Customized MSIM Global Allocation Index	5.28	4.98	5.63	—
Lipper Flexible Portfolio Funds Index	5.89	6.35	7.28	6.89

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by any foreign countries represented in the Index. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI All Country World Index (gross dividends) through December 31, 2000 and the return data of the MSCI All Country World Index (net dividends) after December 31, 2000. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Customized MSIM Global Allocation Index is a performance linked benchmark comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Index for periods after May 31, 2017. Prior to May 31, 2017, the Customized MSIM Global Allocation Index consisted of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Bloomberg Barclays Global Aggregate Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market) and 5% ICE BofAML US Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Customized MSIM Global Allocation Index was added as the Fund benchmark on October 2, 2013 and is provided for comparative purposes only. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Flexible Portfolio Funds classification.

(4)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(5)  Commenced operations on December 31, 1992.

(6)  Commenced operations on November 1, 1996.

(7)  Commenced operations on April 27, 2012.

(8)  Commenced operations on April 30, 2015.

(9)  Commenced operations on May 29, 2015.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments

Global Strategist Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (55.3%)
Agency Adjustable Rate Mortgage (0.1%)
United States (0.1%)
Federal Home Loan Mortgage Corporation,
Conventional Pool:
12 Month USD LIBOR + 1.62%, 2.47%, 7/1/45	$193	$191
Agency Fixed Rate Mortgages (2.6%)
United States (2.6%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
3.50%, 1/1/44 - 6/1/45	1,235	1,221
6.50%, 5/1/32 - 7/1/32	44	48
7.50%, 5/1/35	4	5
Federal National Mortgage Association,
Conventional Pools:
3.00%, 3/1/30 - 5/1/30	280	278
3.50%, 3/1/47	191	188
4.00%, 4/1/45 - 9/1/45	1,121	1,136
4.50%, 3/1/41 - 11/1/44	276	286
5.00%, 1/1/41 - 3/1/41	725	773
6.00%, 1/1/38	6	6
6.50%, 12/1/29	14	15
7.00%, 2/1/31	72	73
7.50%, 8/1/37	9	10
October TBA:
3.00%, 10/1/33 (a)	250	247
3.50%, 10/1/48 (a)	1,654	1,628
4.00%, 10/1/48 (a)	1,134	1,145
4.50%, 10/1/48 (a)	500	516
Government National Mortgage Association,
Various Pools:
4.00%, 8/20/41 - 11/20/42	382	393
5.50%, 8/15/39	42	45
		8,013
Asset-Backed Securities (0.3%)
United States (0.3%)
New Century Home Equity Loan Trust,
1 Month USD LIBOR + 1.35%, 3.57%, 3/25/33 (b)	206	207
NovaStar Mortgage Funding Trust,
1 Month USD LIBOR + 1.58%, 3.79%, 12/25/34 (b)	200	202
Renaissance Home Equity Loan Trust,
1 Month USD LIBOR + 0.76%, 2.98%, 12/25/32 (b)	235	232
United Auto Credit Securitization Trust,
4.26%, 5/10/23 (c)	250	250
		891
Collateralized Mortgage Obligations — Agency Collateral Series (0.1%)
United States (0.1%)
Federal Home Loan Mortgage Corporation,
2.79%, 1/25/22	75	74
2.97%, 10/25/21	90	90
	Face Amount (000)		Value (000)
IO REMIC
6.05% - 1 Month USD LIBOR, 3.89%, 4/15/39 (b)		$53	$3
			167
Commercial Mortgage-Backed Securities (0.6%)
United States (0.6%)
COMM Mortgage Trust,
3.28%, 1/10/46		305	301
4.89%, 7/15/47 (b)(c)		152	141
JP Morgan Chase Commercial Mortgage Securities Trust,
4.39%, 7/15/46 (c)		98	100
UBS-Barclays Commercial Mortgage Trust,
3.53%, 5/10/63		255	255
WFCG Commercial Mortgage Trust,
1 Month USD LIBOR + 3.14%, 5.30%, 11/15/29 (b)(c)		321	322
WFRBS Commercial Mortgage Trust,
4.14%, 10/15/57 (b)(c)		362	322
5.20%, 9/15/46 (b)(c)		375	353
			1,794
Corporate Bonds (12.8%)
Australia (0.6%)
Australia & New Zealand Banking Group Ltd.,
5.13%, 9/10/19	EUR	400	486
Commonwealth Bank of Australia,
1.75%, 11/7/19 (c)		$350	346
Macquarie Bank Ltd.,
6.63%, 4/7/21 (c)		270	287
Macquarie Group Ltd.,
4.15%, 3/27/24 (c)		125	125
Transurban Finance Co., Pty Ltd.,
4.13%, 2/2/26 (c)		170	167
Woolworths Group Ltd.,
4.00%, 9/22/20 (c)		400	402
			1,813
Belgium (0.1%)
Anheuser-Busch InBev Finance, Inc.,
3.65%, 2/1/26		250	243
Canada (0.7%)
Goldcorp, Inc.,
3.70%, 3/15/23		198	195
Province of Alberta Canada,
1.75%, 8/26/20		700	683
Province of British Columbia Canada,
2.00%, 10/23/22		700	669
Royal Bank of Canada,
2.75%, 2/1/22		625	613
			2,160
Chile (0.1%)
Banco del Estado de Chile,
2.67%, 1/8/21 (c)		300	293

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
China (0.1%)
Baidu, Inc.,
2.88%, 7/6/22		$200	$193
Syngenta Finance N.V.,
4.44%, 4/24/23 (c)		200	199
			392
Colombia (0.2%)
Ecopetrol SA,
5.88%, 9/18/23		630	673
France (0.9%)
Air Liquide Finance SA,
1.75%, 9/27/21 (c)		200	191
Banque Federative du Credit Mutuel SA,
2.00%, 9/19/19	EUR	500	593
BNP Paribas SA,
3.80%, 1/10/24 (c)		$525	515
5.00%, 1/15/21		95	98
BPCE SA,
5.15%, 7/21/24 (c)		450	458
Danone SA,
1.69%, 10/30/19 (c)		475	468
Electricite de France SA,
5.00%, 1/22/26 (d)	EUR	300	364
TOTAL SA,
2.71%, 5/5/23 (d)		100	121
3.88%, 5/18/22 (d)		100	126
			2,934
Germany (0.8%)
Bayer US Finance II LLC,
3.88%, 12/15/23 (c)		$250	249
BMW US Capital LLC,
2.15%, 4/6/20 (c)		525	517
Daimler Finance North America LLC,
1.50%, 7/5/19 (c)		300	297
Deutsche Bank AG,
2.70%, 7/13/20		625	613
Deutsche Telekom International Finance BV,
3.60%, 1/19/27 (c)		150	143
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen,
6.00%, 5/26/41	EUR	400	529
Siemens Financieringsmaatschappij N.V.,
1.30%, 9/13/19 (c)		$250	246
			2,594
Hong Kong (0.1%)
CK Hutchison International 16 Ltd.,
1.88%, 10/3/21 (c)		200	190
India (0.1%)
ONGC Videsh Vankorneft Pte Ltd.,
3.75%, 7/27/26		200	185
	Face Amount (000)		Value (000)
Israel (0.1%)
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 7/21/21		$315	$296
Italy (0.1%)
FCA Bank SpA,
1.38%, 4/17/20	EUR	250	295
Telecom Italia Finance SA,
7.75%, 1/24/33		80	128
			423
Korea, Republic of (0.2%)
Korea Hydro & Nuclear Power Co., Ltd.,
3.75%, 7/25/23 (c)		$510	507
Malaysia (0.2%)
Petronas Capital Ltd.,
3.50%, 3/18/25 (c)		675	661
Netherlands (0.4%)
ABN AMRO Bank N.V.,
2.88%, 6/30/25	EUR	250	302
Cooperatieve Rabobank UA,
3.95%, 11/9/22		$250	249
Series G
3.75%, 11/9/20	EUR	300	374
ING Bank N.V.,
5.80%, 9/25/23 (c)		$240	253
			1,178
Spain (0.3%)
Banco Santander SA,
5.18%, 11/19/25		600	603
Telefonica Emisiones SAU,
4.71%, 1/20/20	EUR	300	370
			973
Sweden (0.2%)
Skandinaviska Enskilda Banken AB,
2.30%, 3/11/20		$525	519
Switzerland (0.5%)
Credit Suisse AG,
0.63%, 11/20/18	EUR	550	639
Credit Suisse Group AG,
3.57%, 1/9/23 (c)		$325	319
UBS Group Funding Switzerland AG,
3.49%, 5/23/23 (c)		500	490
			1,448
United Arab Emirates (0.1%)
ADCB Finance Cayman Ltd.,
4.00%, 3/29/23 (c)		200	199
United Kingdom (1.2%)
BP Capital Markets PLC,
2.50%, 11/6/22		275	266
HSBC Holdings PLC,
3.95%, 5/18/24		550	547

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
United Kingdom (cont'd)
Lloyds Bank PLC,
6.50%, 3/24/20	EUR	450	$571
Lloyds Banking Group PLC,
4.55%, 8/16/28		$375	370
Nationwide Building Society,
3.77%, 3/8/24 (c)		300	293
4.36%, 8/1/24 (c)		200	199
NGG Finance PLC,
5.63%, 6/18/73	GBP	200	286
Royal Bank of Scotland Group PLC,
3.88%, 9/12/23		$550	535
Standard Chartered PLC,
2.10%, 8/19/19 (c)		300	298
Vodafone Group PLC,
4.38%, 5/30/28		275	271
			3,636
United States (5.8%)
Abbott Laboratories,
3.40%, 11/30/23		125	125
Air Lease Corp.,
2.13%, 1/15/20		400	394
Amazon.com, Inc.,
2.80%, 8/22/24		375	362
American Express Credit Corp.,
MTN
2.20%, 3/3/20		375	371
3.30%, 5/3/27		350	337
Apple, Inc.,
2.50%, 2/9/22		500	489
AT&T, Inc.,
4.25%, 3/1/27		350	346
4.50%, 3/9/48		91	80
5.15%, 2/15/50 (c)		100	95
Bank of America Corp.,
4.24%, 4/24/38		325	318
MTN
4.00%, 1/22/25		375	370
Burlington Northern Santa Fe LLC,
4.55%, 9/1/44		195	203
Capital One Financial Corp.,
2.50%, 5/12/20		250	247
3.30%, 10/30/24		325	310
Capital One NA,
1.85%, 9/13/19		400	396
Charter Communications Operating LLC/ Charter Communications Operating Capital,
4.91%, 7/23/25		100	102
6.48%, 10/23/45		150	162
Citigroup, Inc.,
5.50%, 9/13/25		250	267
8.13%, 7/15/39		175	253
	Face Amount (000)	Value (000)
Coca-Cola Co. (The),
3.20%, 11/1/23	$250	$248
Comcast Corp.,
3.55%, 5/1/28	150	144
CVS Health Corp.,
3.70%, 3/9/23	525	523
Discover Bank,
3.10%, 6/4/20	525	522
Dollar Tree, Inc.,
3.70%, 5/15/23	175	173
Duke Energy Corp.,
1.80%, 9/1/21	275	263
Five Corners Funding Trust,
4.42%, 11/15/23 (c)	350	360
Ford Motor Credit Co., LLC,
2.68%, 1/9/20	300	297
GE Capital International Funding Co., Unlimited Co.,
4.42%, 11/15/35	250	236
General Motors Financial Co., Inc.,
2.35%, 10/4/19	200	199
Goldman Sachs Group, Inc. (The),
2.30%, 12/13/19	340	337
MTN
4.80%, 7/8/44	275	281
Halfmoon Parent, Inc.,
3.75%, 7/15/23 (c)	250	249
Home Depot, Inc. (The),
5.88%, 12/16/36	100	122
HSBC USA, Inc.,
3.50%, 6/23/24	100	98
JPMorgan Chase & Co.,
2.25%, 1/23/20	900	891
3.78%, 2/1/28	325	317
Keurig Dr Pepper, Inc.,
4.06%, 5/25/23 (c)	325	326
Liberty Mutual Group, Inc.,
4.85%, 8/1/44 (c)	100	100
Lockheed Martin Corp.,
3.55%, 1/15/26	250	247
McDonald's Corp.,
MTN
3.38%, 5/26/25	275	268
Medtronic, Inc.,
3.63%, 3/15/24	250	251
Merck & Co., Inc.,
2.80%, 5/18/23	250	245
Metropolitan Life Global Funding I,
2.40%, 1/8/21 (c)	525	515
Microsoft Corp.,
1.55%, 8/8/21	525	504
NBC Universal Media LLC,
4.38%, 4/1/21	175	179

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
United States (cont'd)
NextEra Energy Capital Holdings, Inc.,
3.55%, 5/1/27		$350	$337
Oracle Corp.,
3.40%, 7/8/24		175	174
PepsiCo, Inc.,
3.60%, 3/1/24		250	253
Prologis Euro Finance LLC,
1.88%, 1/5/29	EUR	100	116
Rockwell Collins, Inc.,
1.95%, 7/15/19		$525	522
salesforce.com, Inc.,
3.25%, 4/11/23		300	298
Starbucks Corp.,
3.80%, 8/15/25		400	398
Synchrony Bank,
3.65%, 5/24/21		250	248
Thermo Fisher Scientific, Inc.,
2.95%, 9/19/26		275	255
Union Pacific Corp.,
3.95%, 9/10/28		115	116
UnitedHealth Group, Inc.,
2.88%, 3/15/23		250	244
4.25%, 3/15/43		150	150
Verizon Communications, Inc.,
4.67%, 3/15/55		231	218
Visa, Inc.,
3.15%, 12/14/25		200	194
Walmart, Inc.,
2.55%, 4/11/23		200	194
Wells Fargo & Co.,
3.00%, 10/23/26		850	790
			17,629
			38,946
Mortgages — Other (0.4%)
United Kingdom (0.1%)
Moorgate Funding Ltd.,
1 Month GBP LIBOR + 1.10%, 1.82%, 10/15/50 (b)	GBP	150	196
United States (0.3%)
Banc of America Alternative Loan Trust,
5.86%, 10/25/36		$33	19
6.00%, 4/25/36		5	5
ChaseFlex Trust,
6.00%, 2/25/37		28	20
Federal Home Loan Mortgage Corporation,
3.00%, 9/25/45 - 7/25/46		493	470
3.50%, 5/25/45 - 7/25/46		611	596
4.00%, 5/25/45		58	58
GSR Mortgage Loan Trust,
5.75%, 1/25/37		17	16
	Face Amount (000)		Value (000)
Lehman Mortgage Trust,
5.50%, 11/25/35		$7	$6
6.50%, 9/25/37		23	15
			1,205
			1,401
Sovereign (28.7%)
Argentina (2.6%)
Argentine Republic Government International Bond,
5.88%, 1/11/28		2,519	2,000
6.25%, 4/22/19		5,905	5,929
			7,929
Australia (0.9%)
Australia Government Bond,
2.75%, 11/21/27	AUD	3,730	2,718
Austria (0.5%)
Republic of Austria Government Bond,
1.20%, 10/20/25 (c)	EUR	1,210	1,488
Belgium (1.0%)
Kingdom of Belgium Government Bond,
0.80%, 6/22/27 (c)		2,520	2,950
Bermuda (0.1%)
Bermuda Government International Bond,
4.85%, 2/6/24 (c)		$390	408
Brazil (2.6%)
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/21	BRL	31,981	8,008
Canada (1.2%)
Canadian Government Bond,
1.00%, 6/1/27	CAD	1,400	964
1.50%, 6/1/26		3,580	2,597
			3,561
China (0.3%)
Sinopec Group Overseas Development 2013 Ltd.,
2.63%, 10/17/20	EUR	300	365
Sinopec Group Overseas Development 2015 Ltd.,
2.50%, 4/28/20 (c)		$575	566
			931
Denmark (0.1%)
Denmark Government Bond,
0.50%, 11/15/27	DKK	1,820	286
France (1.4%)
French Republic Government Bond OAT,
0.75%, 5/25/28	EUR	580	674
1.00%, 5/25/27		1,210	1,451
1.75%, 5/25/23		1,180	1,482
3.25%, 5/25/45		420	667
			4,274

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Germany (0.7%)
Bundesrepublik Deutschland Bundesanleihe,
4.25%, 7/4/39	EUR	840	$1,598
4.75%, 7/4/34		240	445
			2,043
Greece (2.1%)
Hellenic Republic Government Bond,
3.75%, 1/30/28		5,740	6,461
Hungary (0.1%)
Hungary Government International Bond,
5.75%, 11/22/23		$360	391
Indonesia (0.1%)
Indonesia Government International Bond,
5.88%, 1/15/24		360	387
Italy (1.6%)
Italy Buoni Poliennali Del Tesoro,
1.45%, 9/15/22	EUR	1,560	1,766
2.20%, 6/1/27		650	713
3.75%, 9/1/24		1,550	1,908
5.00%, 9/1/40		340	473
			4,860
Japan (6.2%)
Japan Government Ten Year Bond,
0.10%, 6/20/26	JPY	321,000	2,839
0.50%, 9/20/24		444,000	4,029
1.10%, 6/20/21		595,000	5,407
Japan Government Thirty Year Bond,
0.30%, 6/20/46		152,000	1,160
1.70%, 6/20/33		261,000	2,730
2.00%, 9/20/40		250,000	2,775
			18,940
Malaysia (0.1%)
Malaysia Government Bond,
3.96%, 9/15/25	MYR	1,600	386
Mexico (0.5%)
Mexican Bonos,
Series M
5.75%, 3/5/26	MXN	8,000	377
7.50%, 6/3/27		15,000	781
Petroleos Mexicanos,
4.88%, 1/18/24		$330	329
			1,487
Netherlands (0.4%)
Netherlands Government Bond,
0.25%, 7/15/25 (c)	EUR	1,080	1,256
New Zealand (0.5%)
New Zealand Government Bond,
3.00%, 4/20/29	NZD	2,110	1,449
Norway (0.1%)
Norway Government Bond,
2.00%, 5/24/23 (c)	NOK	2,000	251
	Face Amount (000)		Value (000)
Poland (0.5%)
Republic of Poland Government Bond,
2.25%, 4/25/22	PLN	4,900	$1,335
4.00%, 10/25/23		860	249
			1,584
Portugal (1.6%)
Portugal Obrigacoes do Tesouro OT,
2.88%, 7/21/26 (c)	EUR	1,708	2,173
3.88%, 2/15/30 (c)		490	668
4.13%, 4/14/27 (c)		1,574	2,175
			5,016
Russia (0.1%)
Russian Federal Bond — OFZ,
7.00%, 8/16/23	RUB	13,000	191
Spain (1.6%)
Spain Government Bond,
0.35%, 7/30/23	EUR	1,860	2,142
0.40%, 4/30/22		890	1,041
1.95%, 7/30/30 (c)		640	763
4.40%, 10/31/23 (c)		560	773
			4,719
Sweden (0.1%)
Sweden Government Bond,
1.00%, 11/12/26	SEK	1,270	149
United Kingdom 1.7%)
United Kingdom Gilt,
1.25%, 7/22/27	GBP	1,050	1,343
1.50%, 1/22/21		520	688
3.50%, 1/22/45		1,080	1,858
4.25%, 6/7/32 - 9/7/39		730	1,297
			5,186
			87,309
U.S. Treasury Securities (9.7%)
United States (9.7%)
U.S. Treasury Bonds,
2.50%, 2/15/45		$940	824
3.13%, 5/15/48		1,570	1,549
3.50%, 2/15/39		2,160	2,276
U.S. Treasury Notes,
0.50%, 1/15/28		22,794	21,883
2.25%, 2/15/27		3,140	2,956
			29,488
Total Fixed Income Securities (Cost $170,249)			168,200
	Shares
Common Stocks (35.6%)
Australia (1.3%)
AGL Energy Ltd.		2,718	38
Alumina Ltd.		9,657	19
Amcor Ltd.		4,610	46
AMP Ltd.		11,627	27

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Australia (cont'd)
APA Group	4,382	$32
Aristocrat Leisure Ltd.	2,119	44
ASX Ltd.	760	35
Aurizon Holdings Ltd.	8,129	24
AusNet Services	7,023	8
Australia & New Zealand Banking Group Ltd.	12,715	259
Bank of Queensland Ltd.	1,624	13
Bendigo & Adelaide Bank Ltd.	2,066	16
BHP Billiton Ltd.	12,369	310
Boral Ltd.	4,620	23
Brambles Ltd.	6,319	50
Caltex Australia Ltd.	1,059	23
Challenger Ltd.	2,255	18
CIMIC Group Ltd.	385	14
Coca-Cola Amatil Ltd.	2,264	16
Cochlear Ltd.	225	33
Commonwealth Bank of Australia	6,960	359
Computershare Ltd.	1,850	27
Crown Resorts Ltd.	1,419	14
CSL Ltd.	1,786	260
Dexus REIT	3,836	29
Domino's Pizza Enterprises Ltd.	243	9
Flight Centre Travel Group Ltd.	229	9
Fortescue Metals Group Ltd.	5,986	17
Goodman Group REIT	7,146	53
GPT Group (The) REIT	7,124	27
Harvey Norman Holdings Ltd.	2,165	5
Healthscope Ltd.	6,664	10
Incitec Pivot Ltd.	6,655	19
Insurance Australia Group Ltd.	9,575	51
James Hardie Industries PLC CDI	1,772	27
Lend Lease Group REIT	2,182	31
Macquarie Group Ltd.	1,212	110
Medibank Pvt Ltd.	10,877	23
Mirvac Group REIT	14,738	26
National Australia Bank Ltd.	11,706	235
Newcrest Mining Ltd.	2,961	42
Oil Search Ltd.	5,374	35
OneMarket Ltd. (e)	390	—	@
Orica Ltd.	1,479	18
Origin Energy Ltd. (e)	6,910	41
Qantas Airways Ltd.	1,903	8
QBE Insurance Group Ltd.	5,729	46
Ramsay Health Care Ltd.	549	22
REA Group Ltd.	208	13
Rio Tinto Ltd.	1,648	94
Santos Ltd.	7,113	37
Scentre Group REIT	21,133	61
Seek Ltd.	1,319	20
Shopping Centres Australasia Property Group REIT	56	—	@
Sonic Healthcare Ltd.	1,661	30
	Shares	Value (000)
South32 Ltd.	20,574	$58
St. Barbara Ltd.	82	—	@
Stockland REIT	10,440	31
Suncorp Group Ltd.	5,076	53
Sydney Airport	4,350	22
Tabcorp Holdings Ltd.	7,842	28
Telstra Corp., Ltd.	16,821	39
TPG Telecom Ltd.	1,345	8
Transurban Group	8,050	65
Treasury Wine Estates Ltd.	2,895	37
Vicinity Centres REIT	13,164	25
Vocus Group Ltd. (e)	2,100	5
Wesfarmers Ltd.	4,432	160
Westpac Banking Corp.	13,663	276
Woodside Petroleum Ltd.	3,018	84
Woolworths Group Ltd.	5,241	106
		3,853
Austria (0.1%)
BUWOG AG (e)	172	6
Erste Group Bank AG (e)	150	6
IMMOFINANZ AG (e)	344	9
Raiffeisen Bank International AG	9,993	288
voestalpine AG	1,248	57
		366
Belgium (0.2%)
Ageas	778	42
Anheuser-Busch InBev SA N.V.	3,184	278
Colruyt SA	247	14
Groupe Bruxelles Lambert SA	331	35
KBC Group N.V.	1,164	87
Proximus SADP	628	15
Solvay SA	307	41
Telenet Group Holding N.V. (e)	220	12
UCB SA	517	46
Umicore SA	773	43
		613
Canada (1.9%)
Agnico Eagle Mines Ltd.	900	31
Alimentation Couche-Tard, Inc., Class B	1,731	87
AltaGas Ltd.	800	13
ARC Resources Ltd.	1,345	15
Atco Ltd., Class I	400	12
Bank of Montreal	2,919	241
Bank of Nova Scotia (The)	5,408	322
Barrick Gold Corp.	4,425	49
Bausch Health Cos., Inc. (e)	1,200	31
BCE, Inc.	800	32
Blackberry Ltd. (e)	2,020	23
Bombardier, Inc. (e)	7,598	27
Brookfield Asset Management, Inc., Class A	3,413	152
CAE, Inc.	1,000	20
Cameco Corp.	1,634	19

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Canada (cont'd)
Canadian Imperial Bank of Commerce	1,756	$164
Canadian National Railway Co.	3,076	276
Canadian Natural Resources Ltd.	4,329	141
Canadian Pacific Railway Ltd.	800	169
Canadian Tire Corp., Ltd., Class A	400	47
Canadian Utilities Ltd., Class A	700	17
CCL Industries, Inc., Class B	900	41
Cenovus Energy, Inc.	3,269	33
CGI Group, Inc., Class A (e)	1,000	64
CI Financial Corp.	1,000	16
Constellation Software, Inc.	100	73
Crescent Point Energy Corp.	2,213	14
Dollarama, Inc.	1,700	54
Eldorado Gold Corp. (e)	2,694	2
Element Fleet Management Corp.	1,538	8
Emera, Inc.	300	9
Empire Co., Ltd., Class A	800	15
Enbridge, Inc.	3,847	124
Encana Corp.	3,847	50
Fairfax Financial Holdings Ltd.	100	54
Finning International, Inc.	800	19
First Capital Realty, Inc.	700	11
First Quantum Minerals Ltd.	2,694	31
Fortis, Inc.	1,634	53
Franco-Nevada Corp.	800	50
George Weston Ltd.	300	23
Gildan Activewear, Inc.	900	27
Goldcorp, Inc.	3,173	32
Great-West Lifeco, Inc.	1,100	27
H&R Real Estate Investment Trust REIT	800	12
Husky Energy, Inc.	1,398	24
Hydro One Ltd.	900	14
IGM Financial, Inc.	500	14
Imperial Oil Ltd.	1,056	34
Industrial Alliance Insurance & Financial Services, Inc.	600	24
Intact Financial Corp.	700	58
Inter Pipeline Ltd.	1,345	23
Keyera Corp.	900	24
Kinross Gold Corp. (e)	4,714	13
Linamar Corp.	300	14
Loblaw Cos., Ltd.	973	50
Magna International, Inc.	1,538	81
Manulife Financial Corp.	7,983	143
Methanex Corp.	500	39
Metro, Inc.	1,000	31
National Bank of Canada	1,370	68
Nutrien Ltd.	2,869	166
Onex Corp.	500	34
Open Text Corp.	1,000	38
Pembina Pipeline Corp.	2,158	73
Peyto Exploration & Development Corp.	800	7
	Shares	Value (000)
Power Corp. of Canada	1,442	$31
Power Financial Corp.	1,100	25
PrairieSky Royalty Ltd.	777	14
Restaurant Brands International, Inc.	1,000	59
RioCan Real Estate Investment Trust REIT	800	15
Rogers Communications, Inc., Class B	1,442	74
Royal Bank of Canada	6,585	528
Saputo, Inc.	1,100	33
Seven Generations Energy Ltd., Class A (e)	1,100	13
Shaw Communications, Inc., Class B	1,634	32
SmartCentres Real Estate Investment Trust REIT	400	9
SNC-Lavalin Group, Inc.	800	33
Sun Life Financial, Inc.	2,405	96
Suncor Energy, Inc.	6,788	263
Teck Resources Ltd., Class B	2,309	56
TELUS Corp.	900	33
Thomson Reuters Corp.	1,200	55
Toronto-Dominion Bank (The)	8,225	500
Tourmaline Oil Corp.	900	16
TransCanada Corp.	3,462	140
Trisura Group Ltd. (e)	27	1
Turquoise Hill Resources Ltd. (e)	4,040	9
Vermilion Energy, Inc.	600	20
West Fraser Timber Co., Ltd.	400	23
Wheaton Precious Metals Corp.	1,731	30
Yamana Gold, Inc.	3,462	9
		5,819
China (0.0%)
Yum China Holdings, Inc.	636	22
Denmark (0.4%)
AP Moller - Maersk A/S Series A	16	21
AP Moller - Maersk A/S Series B	31	43
Carlsberg A/S Series B	55	7
Coloplast A/S Series B	67	7
Danske Bank A/S	3,762	99
DSV A/S	1,934	176
Novo Nordisk A/S Series B	10,917	514
Novozymes A/S Series B	1,553	85
Vestas Wind Systems A/S	1,954	132
		1,084
Finland (0.2%)
Elisa Oyj	622	26
Fortum Oyj	1,901	48
Kone Oyj, Class B	1,466	78
Metso Oyj	490	17
Neste Oyj	568	47
Nokia Oyj	25,458	141
Nokian Renkaat Oyj	503	21
Orion Oyj, Class B	455	17
Sampo Oyj, Class A	1,940	101
Stora Enso Oyj, Class R	2,428	47

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Finland (cont'd)
UPM-Kymmene Oyj	2,325	$91
Wartsila Oyj Abp	1,947	38
		672
France (2.3%)
Accor SA	805	41
Aeroports de Paris (ADP)	126	28
Air Liquide SA	1,822	240
Airbus SE	2,498	314
Alstom SA	653	29
Amundi SA	254	19
ArcelorMittal	2,814	88
Arkema SA	289	36
Atos SE	407	48
AXA SA	8,252	222
BioMerieux	178	15
BNP Paribas SA	5,337	327
Bollore SA	3,690	16
Bouygues SA	907	39
Bureau Veritas SA	1,127	29
Capgemini SE	683	86
Carrefour SA	2,421	46
Casino Guichard Perrachon SA	234	10
Cie de Saint-Gobain	2,169	94
Cie Generale des Etablissements Michelin SCA	727	87
CNP Assurances	719	17
Covivio REIT	142	15
Credit Agricole SA	5,386	77
Danone SA	2,579	200
Dassault Aviation SA	11	20
Dassault Systemes SE	556	83
Edenred	948	36
Eiffage SA	312	35
Electricite de France SA	2,431	43
Engie SA	7,847	115
Essilor International Cie Generale d'Optique SA	881	130
Eurazeo SE	192	15
Eurofins Scientific	48	27
Eutelsat Communications SA	748	18
Faurecia SA	318	19
Gecina SA REIT	202	34
Getlink	1,972	25
Hermes International	135	89
ICADE REIT	142	13
Iliad SA	111	14
Imerys SA	153	11
Ingenico Group SA	252	19
Ipsen SA	161	27
JCDecaux SA	315	12
Kering SA	324	174
Klepierre SA REIT	934	33
L'Oreal SA	1,077	260
	Shares	Value (000)
Lagardere SCA	507	$16
Legrand SA	1,126	82
LVMH Moet Hennessy Louis Vuitton SE	1,195	423
Natixis SA	4,019	27
Orange SA	8,468	135
Pernod Ricard SA	918	151
Peugeot SA	2,516	68
Publicis Groupe SA	884	53
Remy Cointreau SA	98	13
Renault SA	815	70
Rexel SA	1,272	19
Safran SA	1,417	199
Sanofi	4,747	422
Schneider Electric SE	2,415	194
SCOR SE	731	34
SEB SA	97	17
SES SA	1,554	34
Societe BIC SA	121	11
Societe Generale SA	3,632	156
Sodexo SA	391	41
STMicroelectronics N.V.	2,874	52
Suez	1,869	27
Teleperformance	248	47
Thales SA	455	65
TOTAL SA	10,018	649
Ubisoft Entertainment SA (e)	269	29
Unibail-Rodamco-Westfield REIT	423	85
Unibail-Rodamco-Westfield REIT CDI (e)	3,080	31
Valeo SA	1,017	44
Veolia Environnement SA	2,104	42
Vinci SA	2,150	205
Vivendi SA	4,390	113
Wendel SA	119	18
		6,947
Germany (1.9%)
1&1 Drillisch AG	229	11
Adidas AG	796	195
Allianz SE (Registered)	1,905	425
Axel Springer SE	209	14
BASF SE	3,917	348
Bayer AG (Registered)	3,534	314
Bayerische Motoren Werke AG	1,410	127
Bayerische Motoren Werke AG (Preference)	235	18
Beiersdorf AG	431	49
Brenntag AG	662	41
Commerzbank AG (e)	5,007	52
Continental AG	466	81
Covestro AG	686	56
Daimler AG (Registered)	4,076	257
Deutsche Bank AG (Registered)	8,716	99
Deutsche Boerse AG	799	107
Deutsche Lufthansa AG (Registered)	1,009	25
Deutsche Post AG (Registered)	4,123	147

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Germany (cont'd)
Deutsche Telekom AG (Registered)	14,179	$228
Deutsche Wohnen SE	1,505	72
E.ON SE	9,573	98
Evonik Industries AG	692	25
Fraport AG Frankfurt Airport Services Worldwide	177	16
Fresenius Medical Care AG & Co., KGaA	920	95
Fresenius SE & Co., KGaA	1,772	130
Fuchs Petrolub SE (Preference)	297	17
GEA Group AG	747	27
Hannover Rueck SE (Registered)	254	36
HeidelbergCement AG	645	50
Henkel AG & Co., KGaA	444	47
Henkel AG & Co., KGaA (Preference)	764	90
Hochtief AG	82	14
Hugo Boss AG	273	21
Infineon Technologies AG	4,979	113
Innogy SE	610	27
K+S AG (Registered)	808	17
KION Group AG	304	19
LANXESS AG	390	28
Linde AG	799	189
MAN SE	149	16
Merck KGaA	550	57
METRO AG	762	12
MTU Aero Engines AG	221	50
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Registered)	659	146
OSRAM Licht AG	422	17
Porsche Automobil Holding SE (Preference)	654	44
ProSiebenSat.1 Media SE (Registered)	1,002	26
Puma SE	27	13
QIAGEN N.V. (e)	928	35
RTL Group SA	165	12
RWE AG	2,264	56
SAP SE	4,174	514
Schaeffler AG (Preference)	1,000	13
Siemens AG (Registered)	3,283	420
Symrise AG	530	48
Telefonica Deutschland Holding AG	3,188	13
thyssenKrupp AG	1,850	47
Uniper SE	858	26
United Internet AG (Registered)	521	25
Volkswagen AG	138	24
Volkswagen AG (Preference)	797	140
Vonovia SE	2,087	102
Wirecard AG	514	111
Zalando SE (e)	481	19
		5,711
Greece (0.0%)
National Bank of Greece SA (e)	9	—	@
	Shares	Value (000)
Hong Kong (0.7%)
AIA Group Ltd.	48,000	$429
ASM Pacific Technology Ltd.	900	9
Bank of East Asia Ltd. (The)	5,590	21
BOC Hong Kong Holdings Ltd.	16,842	80
Cathay Pacific Airways Ltd.	4,000	6
CK Asset Holdings Ltd.	10,364	78
CK Hutchison Holdings Ltd.	10,364	119
CK Infrastructure Holdings Ltd.	3,000	24
CLP Holdings Ltd.	6,500	76
First Pacific Co., Ltd.	8,000	4
Galaxy Entertainment Group Ltd.	9,000	57
Hanergy Thin Film Power Group Ltd. (e)(f)(g)	42,000	—	@
Hang Lung Group Ltd.	4,000	11
Hang Lung Properties Ltd.	9,000	18
Hang Seng Bank Ltd.	3,481	95
Henderson Land Development Co., Ltd.	5,040	25
HK Electric Investments & HK Electric Investments Ltd.	10,500	11
HKT Trust & HKT Ltd.	10,000	14
Hong Kong & China Gas Co., Ltd.	36,746	73
Hong Kong Exchanges & Clearing Ltd.	4,804	137
Hongkong Land Holdings Ltd.	4,600	30
Hysan Development Co., Ltd.	3,000	15
I-CABLE Communications Ltd. (e)	7,559	—	@
Jardine Matheson Holdings Ltd.	900	56
Kerry Properties Ltd.	2,500	9
Li & Fung Ltd.	24,000	5
Link REIT	9,033	89
Melco Resorts & Entertainment Ltd. ADR	700	15
MGM China Holdings Ltd.	3,600	6
MTR Corp., Ltd.	5,952	31
New World Development Co., Ltd.	25,367	35
NWS Holdings Ltd.	6,000	12
PCCW Ltd.	17,000	10
Power Assets Holdings Ltd.	5,500	38
Sands China Ltd.	9,600	43
Shangri-La Asia Ltd.	6,000	9
Sino Land Co., Ltd.	12,263	21
SJM Holdings Ltd.	8,000	7
Sun Hung Kai Properties Ltd.	6,004	87
Swire Pacific Ltd., Class A	2,000	22
Swire Properties Ltd.	4,550	17
Techtronic Industries Co., Ltd.	5,500	35
WH Group Ltd.	32,000	23
Wharf Holdings Ltd. (The)	5,200	14
Wharf Real Estate Investment Co., Ltd.	5,200	34
Wheelock & Co., Ltd.	4,000	24
Wynn Macau Ltd.	6,400	15
Yue Yuen Industrial Holdings Ltd.	3,000	8
		1,997

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Ireland (0.1%)
AIB Group PLC	3,753	$19
Bank of Ireland Group PLC	4,281	33
CRH PLC	3,553	116
Kerry Group PLC, Class A	668	74
Paddy Power Betfair PLC	339	29
		271
Israel (0.0%)
Bank Hapoalim BM	418	3
Bank Leumi Le-Israel BM	720	5
Mizrahi Tefahot Bank Ltd.	55	1
		9
Italy (0.5%)
Assicurazioni Generali SpA	5,238	91
Atlantia SpA	1,935	40
CNH Industrial N.V.	4,426	53
Davide Campari-Milano SpA	2,512	21
Enel SpA	34,836	178
Eni SpA	10,807	204
EXOR N.V.	460	31
Ferrari N.V.	529	73
Fiat Chrysler Automobiles N.V. (e)	4,587	81
Intesa Sanpaolo SpA	65,123	166
Leonardo SpA	1,745	21
Luxottica Group SpA	728	49
Mediobanca Banca di Credito Finanziario SpA	2,670	27
Poste Italiane SpA	2,227	18
Prysmian SpA	882	21
Recordati SpA	449	15
Snam SpA	9,785	41
Telecom Italia SpA (e)	48,672	30
Telecom Italia SpA	25,645	14
Tenaris SA	2,020	34
Terna Rete Elettrica Nazionale SpA	6,075	32
UniCredit SpA	9,472	143
UnipolSai Assicurazioni SpA	4,206	10
		1,393
Japan (0.0%)
Aozora Bank Ltd.	46	2
Bank of Kyoto Ltd. (The)	21	1
Chiba Bank Ltd. (The)	238	2
Concordia Financial Group Ltd.	429	2
Fukuoka Financial Group, Inc.	57	1
Japan Post Bank Co., Ltd.	159	2
Mebuki Financial Group, Inc.	324	1
Mizuho Financial Group, Inc.	12,011	21
Resona Holdings, Inc.	1,042	6
Seven Bank Ltd.	234	1
Shinsei Bank Ltd.	65	1
Shizuoka Bank Ltd. (The)	177	1
Sumitomo Mitsui Financial Group, Inc.	669	27
Sumitomo Mitsui Trust Holdings, Inc.	165	7
	Shares	Value (000)
Suruga Bank Ltd.	64	$—	@
Yamaguchi Financial Group, Inc.	78	1
		76
Netherlands (0.7%)
ABN AMRO Group N.V. CVA	2,028	55
Aegon N.V.	7,530	49
AerCap Holdings N.V. (e)	600	34
Akzo Nobel N.V.	1,076	101
ALTICE EUROPE N.V., Class A (e)	2,318	6
ASML Holding N.V.	1,687	315
Boskalis Westminster	386	12
Coca-Cola European Partners PLC	1,451	66
Heineken Holding N.V.	492	45
Heineken N.V.	1,108	104
ING Groep N.V.	18,594	241
Koninklijke Ahold Delhaize N.V.	5,613	129
Koninklijke DSM N.V.	772	82
Koninklijke KPN N.V.	14,633	39
Koninklijke Philips N.V.	4,006	182
Koninklijke Vopak N.V.	298	15
NN Group	1,295	58
NXP Semiconductors	1,500	128
Randstad N.V.	502	27
Unilever N.V. CVA	6,959	388
Wolters Kluwer N.V.	1,286	80
		2,156
New Zealand (0.0%)
Auckland International Airport Ltd.	4,487	22
Contact Energy Ltd.	3,355	13
Fletcher Building Ltd. (e)	3,166	14
Mercury NZ Ltd.	3,250	7
Meridian Energy Ltd.	6,024	13
Ryman Healthcare Ltd.	1,773	16
Spark New Zealand Ltd.	8,402	23
		108
Norway (0.4%)
Akastor ASA (e)	1,833	4
Aker Solutions ASA (e)	1,833	13
DNB ASA	12,324	259
Equinor ASA	13,168	371
Kvaerner ASA (e)	1,677	3
Norsk Hydro ASA	13,781	83
Orkla ASA	10,248	87
REC Silicon ASA (e)	6,482	1
Seadrill Ltd. (e)	1	—	@
Subsea 7 SA	3,127	46
Telenor ASA	16,272	318
Yara International ASA	2,039	100
		1,285
Poland (0.6%)
Alior Bank SA (e)	4,249	73
Bank Handlowy w Warszawie SA	1,429	30
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Poland (cont'd)
Bank Millennium SA (e)	24,131	$61
Bank Polska Kasa Opieki SA	19,889	573
Jeronimo Martins SGPS SA	2,885	42
mBank SA	544	66
Powszechna Kasa Oszczednosci Bank Polski SA	69,827	812
Santander Bank Polska SA	1,805	184
		1,841
Portugal (0.0%)
Galp Energia SGPS SA	2,692	54
Pharol SGPS SA (Registered) (e)	11,120	2
		56
Singapore (0.0%)
DBS Group Holdings Ltd.	893	17
Oversea-Chinese Banking Corp., Ltd.	1,565	13
United Overseas Bank Ltd.	666	13
		43
South Africa (0.0%)
Old Mutual Ltd.	20,416	43
Spain (0.6%)
ACS Actividades de Construccion y Servicios SA	1,072	46
Aena SME SA	287	50
Amadeus IT Group SA	1,871	174
Banco Bilbao Vizcaya Argentaria SA	31,620	201
Banco de Sabadell SA	25,523	40
Banco Santander SA	76,823	387
Bankia SA	4,748	19
Bankinter SA	3,137	29
CaixaBank SA	17,186	78
Enagas SA	972	26
Endesa SA	1,354	29
Ferrovial SA	2,106	44
Grifols SA	1,272	36
Iberdrola SA	24,544	181
Industria de Diseno Textil SA	4,624	140
International Consolidated Airlines Group SA	2,656	23
Mapfre SA	4,603	14
Naturgy Energy Group SA	1,504	41
Red Electrica Corp., SA	1,857	39
Repsol SA	5,468	109
Siemens Gamesa Renewable Energy SA (e)	1,036	13
Telefonica SA	19,332	153
		1,872
Sweden (0.6%)
Alfa Laval AB	1,300	35
Assa Abloy AB, Class B	4,433	89
Atlas Copco AB, Class A	2,942	85
Atlas Copco AB, Class B	1,714	46
Boliden AB	1,187	33
Electrolux AB, Class B	1,052	23
Epiroc AB, Class A (e)	2,942	33
	Shares	Value (000)
Epiroc AB, Class B (e)	1,714	$18
Essity AB, Class B	2,703	68
Getinge AB, Class B	992	11
Hennes & Mauritz AB, Class B	4,087	75
Hexagon AB, Class B	1,132	66
Husqvarna AB, Class B	1,834	16
ICA Gruppen AB	349	11
Industrivarden AB, Class C	745	17
Investor AB, Class B	2,044	94
Kinnevik AB, Class B	1,053	32
L E Lundbergforetagen AB, Class B	340	11
Lundin Petroleum AB	820	31
Millicom International Cellular SA SDR	294	17
Modern Times Group MTG AB, Class B	50	2
Nordea Bank AB	14,824	162
Sandvik AB	4,880	87
Securitas AB, Class B	1,371	24
Skandinaviska Enskilda Banken AB, Class A	7,507	84
Skanska AB, Class B	1,490	29
SKF AB, Class B	1,669	33
Svenska Handelsbanken AB, Class A	7,373	93
Swedbank AB, Class A	4,409	109
Swedish Match AB	793	41
Tele2 AB, Class B	1,568	19
Telefonaktiebolaget LM Ericsson, Class B	13,867	123
Telia Co., AB	11,358	52
Volvo AB, Class B	6,825	121
		1,790
Switzerland (1.6%)
ABB Ltd. (Registered)	15,395	364
Adecco Group AG (Registered)	565	30
Cie Financiere Richemont SA (Registered)	2,189	178
Credit Suisse Group AG (Registered) (e)	6,709	101
Geberit AG (Registered)	368	171
Givaudan SA (Registered)	41	101
Idorsia Ltd. (e)	434	11
Julius Baer Group Ltd. (e)	948	47
Kuehne & Nagel International AG (Registered)	301	48
LafargeHolcim Ltd. (Registered) (e)	140	7
LafargeHolcim Ltd. (Registered) (e)	1,737	86
Lonza Group AG (Registered) (e)	214	73
Nestle SA (Registered)	15,648	1,304
Novartis AG (Registered)	9,684	833
Roche Holding AG (Genusschein)	2,636	638
SGS SA (Registered)	24	63
Sonova Holding AG (Registered)	392	78
Swatch Group AG (The)	144	57
Swiss Re AG	549	51
Swisscom AG (Registered)	306	139
Transocean Ltd. (e)	1,334	19
UBS Group AG (Registered) (e)	12,506	197
Zurich Insurance Group AG	1,038	328
		4,924

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United Kingdom (3.4%)
3i Group PLC	3,860	$47
Admiral Group PLC	802	22
Anglo American PLC	5,384	121
Antofagasta PLC	1,593	18
Ashtead Group PLC	2,001	64
Associated British Foods PLC	1,417	42
AstraZeneca PLC	5,121	398
Auto Trader Group PLC	3,972	23
Aviva PLC	16,274	104
Babcock International Group PLC	1,000	9
BAE Systems PLC	12,649	104
Barclays PLC	77,120	173
Barratt Developments PLC	3,995	30
Berkeley Group Holdings PLC	516	25
BHP Billiton PLC	8,529	186
BP PLC	78,914	606
British American Tobacco PLC	9,089	425
British American Tobacco PLC ADR	802	37
British Land Co., PLC (The) REIT	3,910	31
BT Group PLC	33,940	100
Bunzl PLC	1,347	42
Burberry Group PLC	1,754	46
Capita PLC	2,647	5
Carnival PLC	786	49
Centrica PLC	21,930	44
Cobham PLC (e)	9,639	15
Coca-Cola HBC AG (e)	735	25
Compass Group PLC	6,336	141
ConvaTec Group PLC	5,550	17
Croda International PLC	528	36
DCC PLC	360	33
Diageo PLC	10,043	356
Direct Line Insurance Group PLC	5,537	23
Dixons Carphone PLC	3,858	9
easyJet PLC	631	11
Experian PLC	3,779	97
Ferguson PLC	982	83
Fresnillo PLC	895	10
G4S PLC	6,248	20
GlaxoSmithKline PLC	19,831	397
Glencore PLC (e)	49,494	214
Hammerson PLC REIT	3,169	19
Hargreaves Lansdown PLC	1,042	30
Hikma Pharmaceuticals PLC	569	14
HSBC Holdings PLC	90,983	794
IMI PLC	1,100	16
Imperial Brands PLC	3,738	130
Inmarsat PLC	1,836	12
InterContinental Hotels Group PLC	732	46
International Game Technology PLC	210	4
Intertek Group PLC	652	42
Intu Properties PLC REIT	3,521	7
	Shares	Value (000)
Investec PLC	2,673	$19
ITV PLC	14,210	29
J Sainsbury PLC	6,569	28
Johnson Matthey PLC	766	36
Kingfisher PLC	8,825	30
Land Securities Group PLC REIT	2,977	34
Legal & General Group PLC	23,914	82
Lloyds Banking Group PLC	324,932	251
London Stock Exchange Group PLC	1,250	75
Marks & Spencer Group PLC	6,489	24
Mediclinic International PLC	1,476	8
Meggitt PLC	3,140	23
Melrose Industries PLC	14,924	39
Merlin Entertainments PLC	2,885	15
Micro Focus International PLC	1,760	33
Micro Focus International PLC ADR	510	9
Mondi PLC	1,474	40
National Grid PLC	13,662	141
Next PLC	576	41
Paragon Offshore PLC (e)(g)	303	—
Pearson PLC	3,345	39
Persimmon PLC	1,224	38
Provident Financial PLC (e)	609	5
Prudential PLC	10,405	239
Quilter PLC	6,624	12
Randgold Resources Ltd.	374	27
Reckitt Benckiser Group PLC	2,711	248
RELX PLC (e)	4,124	87
RELX PLC	4,297	90
Rio Tinto PLC	4,952	250
Rolls-Royce Holdings PLC (e)	6,707	86
Royal Bank of Scotland Group PLC	16,683	54
Royal Dutch Shell PLC, Class A	18,053	620
Royal Dutch Shell PLC, Class B	15,120	530
Royal Mail PLC	3,574	22
RSA Insurance Group PLC	4,115	31
Sage Group PLC (The)	4,358	33
Schroders PLC	500	20
Segro PLC REIT	3,989	33
Severn Trent PLC	938	23
Shire PLC	3,637	219
Shire PLC ADR	235	43
Sky PLC	4,097	92
Smith & Nephew PLC	3,523	64
Smiths Group PLC	1,591	31
SSE PLC	4,033	60
St. James's Place PLC	2,124	32
Standard Chartered PLC	14,695	122
Standard Life Aberdeen PLC	10,764	43
Tate & Lyle PLC	1,854	16
Taylor Wimpey PLC	13,036	29
Tesco PLC	32,662	102
Travis Perkins PLC	1,007	14

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
TUI AG	1,773	$34
Unilever PLC	5,116	281
United Utilities Group PLC	2,711	25
Vodafone Group PLC	107,531	231
Weir Group PLC (The)	887	20
Whitbread PLC	733	45
Wm Morrison Supermarkets PLC	8,722	29
WPP PLC	5,135	75
		10,403
United States (18.1%)
3M Co.	679	143
Abbott Laboratories	2,541	186
AbbVie, Inc.	1,855	175
Abercrombie & Fitch Co., Class A	272	6
Accenture PLC, Class A	1,286	219
ACCO Brands Corp.	268	3
Adient PLC	251	10
Adobe Systems, Inc. (e)	1,310	354
Adtalem Global Education, Inc. (e)	25	1
Advance Auto Parts, Inc.	236	40
Advanced Micro Devices, Inc. (e)	1,139	35
AdvanSix, Inc. (e)	259	9
AES Corp.	273	4
Aetna, Inc.	817	166
Aflac, Inc.	554	26
Agilent Technologies, Inc.	796	56
Air Products & Chemicals, Inc.	258	43
Akamai Technologies, Inc. (e)	572	42
Alcoa Corp. (e)	217	9
Alexion Pharmaceuticals, Inc. (e)	563	78
Allegheny Technologies, Inc. (e)	374	11
Allegion PLC	237	21
Allergan PLC	236	45
Allstate Corp. (The)	211	21
Alphabet, Inc., Class A (e)	596	719
Alphabet, Inc., Class C (e)	701	837
Altice USA, Inc., Class A	964	17
Altria Group, Inc.	2,913	176
Amazon.com, Inc. (e)	695	1,392
AMC Networks, Inc., Class A (e)	25	2
Ameren Corp.	883	56
American Electric Power Co., Inc.	1,403	99
American Express Co.	1,343	143
American Tower Corp. REIT	1,317	191
Ameriprise Financial, Inc.	786	116
AmerisourceBergen Corp.	1,115	103
AMETEK, Inc.	375	30
Amgen, Inc.	1,539	319
Amphenol Corp., Class A	186	17
Anadarko Petroleum Corp.	797	54
Analog Devices, Inc.	1,329	123
Annaly Capital Management, Inc. REIT	860	9
Anthem, Inc.	701	192
	Shares	Value (000)
Aon PLC	211	$32
Apache Corp.	859	41
Apergy Corp. (e)	166	7
Apple, Inc.	16,077	3,629
Applied Materials, Inc.	2,111	82
Archer-Daniels-Midland Co.	800	40
Arconic, Inc.	556	12
AT&T, Inc.	16,218	545
Automatic Data Processing, Inc.	695	105
AutoZone, Inc. (e)	241	187
AvalonBay Communities, Inc. REIT	609	110
Avanos Medical, Inc. (e)	253	17
Avery Dennison Corp.	676	73
Avon Products, Inc. (e)	2,149	5
Baker Hughes a GE Co.	1,345	45
Ball Corp.	653	29
Bank of America Corp.	28,155	829
Bank of New York Mellon Corp. (The)	3,203	163
Baxter International, Inc.	1,350	104
BB&T Corp.	2,355	114
Becton Dickinson & Co.	836	218
Bed Bath & Beyond, Inc.	621	9
Berkshire Hathaway, Inc., Class B (e)	221	47
Best Buy Co., Inc.	591	47
Biogen, Inc. (e)	657	232
BlackRock, Inc.	232	109
Boeing Co. (The)	1,070	398
Booking Holdings, Inc. (e)	269	534
Boston Properties, Inc. REIT	575	71
Boston Scientific Corp. (e)	3,289	127
Brighthouse Financial, Inc. (e)	25	1
Bristol-Myers Squibb Co.	2,454	152
Broadcom, Inc.	694	171
Brookfield Property Partners LP (e)	181	4
Brown-Forman Corp., Class B	69	3
Bunge Ltd.	215	15
CA, Inc.	665	29
California Resources Corp. (e)	261	13
Campbell Soup Co.	228	8
Capital One Financial Corp.	17,134	1,627
Cardinal Health, Inc.	862	47
CarMax, Inc. (e)	358	27
Carnival Corp.	694	44
Cars.com, Inc. (e)	235	6
Caterpillar, Inc.	1,271	194
CBRE Group, Inc., Class A (e)	1,616	71
CBS Corp., Class B	1,944	112
CDK Global, Inc.	369	23
Celanese Corp. Series A	227	26
Celgene Corp. (e)	1,669	149
CenterPoint Energy, Inc.	1,361	38
CenturyLink, Inc.	1,132	24
Cerner Corp. (e)	823	53
CF Industries Holdings, Inc.	728	40

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
CH Robinson Worldwide, Inc.	264	$26
Charles Schwab Corp. (The)	1,912	94
Charter Communications, Inc., Class A (e)	601	196
Chemours Co. (The)	248	10
Chesapeake Energy Corp. (e)	1,364	6
Chevron Corp.	2,854	349
Chipotle Mexican Grill, Inc. (e)	231	105
Chubb Ltd.	275	37
Cigna Corp.	869	181
Cintas Corp.	565	112
Cisco Systems, Inc.	12,925	629
CIT Group, Inc.	728	38
Citigroup, Inc.	6,075	436
Citizens Financial Group, Inc.	241	9
Citrix Systems, Inc. (e)	593	66
Cleveland-Cliffs, Inc. (e)	256	3
Clorox Co. (The)	391	59
CME Group, Inc.	321	55
CNX Resources Corp. (e)	765	11
Coca-Cola Co. (The)	8,683	401
Cognizant Technology Solutions Corp., Class A	1,564	121
Colgate-Palmolive Co.	2,609	175
Comcast Corp., Class A	9,762	346
Comerica, Inc.	313	28
Conagra Brands, Inc.	916	31
Concho Resources, Inc. (e)	243	37
Conduent, Inc. (e)	215	5
ConocoPhillips	2,049	159
CONSOL Energy, Inc. (e)	72	3
Consolidated Edison, Inc.	800	61
Constellation Brands, Inc., Class A	237	51
Corning, Inc.	1,369	48
Costco Wholesale Corp.	1,812	426
Crimson Wine Group Ltd. (e)	258	2
Crown Castle International Corp. REIT	776	86
Crown Holdings, Inc. (e)	275	13
CSX Corp.	2,045	151
Cummins, Inc.	637	93
CVS Health Corp.	621	49
Danaher Corp.	190	21
Darden Restaurants, Inc.	196	22
DaVita, Inc. (e)	563	40
Deere & Co.	896	135
Dell Technologies, Inc., Class V (e)	629	61
Denbury Resources, Inc. (e)	260	2
Devon Energy Corp.	705	28
Diamond Offshore Drilling, Inc. (e)	51	1
Discover Financial Services	22,192	1,697
Discovery, Inc., Class A (e)	673	22
Discovery, Inc., Class C (e)	1,290	38
Dollar General Corp.	199	22
Dollar Tree, Inc. (e)	221	18
	Shares	Value (000)
Dominion Energy, Inc.	1,545	$109
Donnelley Financial Solutions, Inc. (e)	263	5
Dover Corp.	232	21
DowDuPont, Inc.	1,680	108
DTE Energy Co.	629	69
Duke Energy Corp.	1,596	128
Dun & Bradstreet Corp. (The)	262	37
DXC Technology Co.	199	19
East West Bancorp, Inc.	56	3
Eastman Chemical Co.	362	35
Eaton Corp., PLC	854	74
eBay, Inc. (e)	2,245	74
Ecolab, Inc.	611	96
Edison International	1,290	87
Edwards Lifesciences Corp. (e)	227	40
Eli Lilly & Co.	1,408	151
Emerson Electric Co.	1,597	122
Engility Holdings, Inc. (e)	21	1
Entergy Corp.	562	46
EOG Resources, Inc.	1,376	176
EQT Corp.	210	9
Equifax, Inc.	605	79
Equity Residential REIT	907	60
ESC Seventy Seven (e)(g)	275	—
Estee Lauder Cos., Inc. (The), Class A	912	133
Exelon Corp.	2,103	92
Expedia Group, Inc.	237	31
Expeditors International of Washington, Inc.	223	16
Express Scripts Holding Co. (e)	1,932	184
Exxon Mobil Corp.	6,893	586
Fastenal Co.	696	40
FedEx Corp.	631	152
Fidelity National Information Services, Inc.	237	26
Fifth Third Bancorp	2,915	81
First Republic Bank	80	8
First Solar, Inc. (e)	226	11
FirstEnergy Corp.	892	33
Fiserv, Inc. (e)	1,066	88
Flowserve Corp.	260	14
Fluor Corp.	197	11
FMC Corp.	227	20
Ford Motor Co.	2,907	27
Fortive Corp.	210	18
Four Corners Property Trust, Inc. REIT	225	6
Franklin Resources, Inc.	1,070	33
Freeport-McMoRan, Inc.	747	10
Frontier Communications Corp.	270	2
GameStop Corp., Class A	374	6
Gannett Co., Inc.	181	2
Gap, Inc. (The)	633	18
General Dynamics Corp.	378	77
General Electric Co.	6,436	73
General Mills, Inc.	1,436	62
Genuine Parts Co.	237	24

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Gilead Sciences, Inc.	2,572	$199
Goldman Sachs Group, Inc. (The)	1,444	324
H&R Block, Inc.	1,087	28
Halliburton Co.	1,917	78
Harris Corp.	19	3
Hartford Financial Services Group, Inc. (The)	236	12
Hasbro, Inc.	190	20
HCP, Inc. REIT	607	16
Helmerich & Payne, Inc.	226	16
Henry Schein, Inc. (e)	865	74
Hershey Co. (The)	216	22
Hess Corp.	586	42
Hewlett Packard Enterprise Co.	3,298	54
Hologic, Inc. (e)	633	26
Home Depot, Inc. (The)	369	76
Honeywell International, Inc.	1,399	233
Host Hotels & Resorts, Inc. REIT	2,481	52
HP, Inc.	3,298	85
Humana, Inc.	179	61
Huntington Bancshares, Inc.	821	12
Huntington Ingalls Industries, Inc.	51	13
IHS Markit Ltd. (e)	885	48
Illinois Tool Works, Inc.	867	122
Illumina, Inc. (e)	211	77
Ingersoll-Rand PLC	184	19
Ingevity Corp. (e)	36	4
Intel Corp.	5,528	261
Intercontinental Exchange, Inc.	1,291	97
International Business Machines Corp.	2,248	340
International Flavors & Fragrances, Inc.	237	33
International Paper Co.	201	10
Interpublic Group of Cos., Inc. (The)	1,601	37
Intuit, Inc.	883	201
Intuitive Surgical, Inc. (e)	817	469
Invesco Ltd.	1,333	30
Iron Mountain, Inc. REIT	860	30
ITT, Inc.	260	16
Jabil, Inc.	263	7
Jacobs Engineering Group, Inc.	201	15
Janus Henderson Group PLC	52	1
JB Hunt Transport Services, Inc.	236	28
JBG SMITH Properties REIT	232	9
JC Penney Co., Inc. (e)	120	—	@
Jefferies Financial Group, Inc.	823	18
JM Smucker Co. (The)	242	25
Johnson & Johnson	4,224	584
Johnson Controls International PLC	792	28
JPMorgan Chase & Co.	13,423	1,515
Juniper Networks, Inc.	1,551	46
KBR, Inc.	211	4
Kellogg Co.	637	45
Keurig Dr Pepper, Inc.	252	6
KeyCorp	3,747	75
	Shares	Value (000)
Keysight Technologies, Inc. (e)	270	$18
Kimberly-Clark Corp.	1,306	148
Kimco Realty Corp. REIT	829	14
KLA-Tencor Corp.	627	64
Knowles Corp. (e)	277	5
Kohl's Corp.	659	49
Kraft Heinz Co. (The)	811	45
Kroger Co. (The)	3,744	109
L Brands, Inc.	755	23
L3 Technologies, Inc.	237	50
Laboratory Corp. of America Holdings (e)	217	38
Lam Research Corp.	211	32
Lamb Weston Holdings, Inc.	373	25
Las Vegas Sands Corp.	632	37
Legg Mason, Inc.	758	24
Liberty Global PLC, Class A (e)	848	25
Liberty Global PLC Series C (e)	1,545	43
Liberty Latin America Ltd., Class A (e)	197	4
Liberty Latin America Ltd., Class C (e)	248	5
Liberty Property Trust REIT	200	8
Lockheed Martin Corp.	228	79
Loews Corp.	248	12
LogMeIn, Inc.	268	24
Lowe's Cos., Inc.	2,023	232
LSC Communications, Inc.	263	3
LyondellBasell Industries N.V., Class A	205	21
M&T Bank Corp.	257	42
Macerich Co. (The) REIT	267	15
Macy's, Inc.	189	7
Mallinckrodt PLC (e)	231	7
ManpowerGroup, Inc.	586	50
Marathon Oil Corp.	1,128	26
Marathon Petroleum Corp.	1,338	107
Marriott International, Inc., Class A	827	109
Marriott Vacations Worldwide Corp.	553	62
Marsh & McLennan Cos., Inc.	248	21
Marvell Technology Group Ltd.	905	17
Mastercard, Inc., Class A	2,875	640
Mattel, Inc.	607	10
Maxim Integrated Products, Inc.	595	34
McDonald's Corp.	1,562	261
McKesson Corp.	654	87
Medtronic PLC	2,541	250
Merck & Co., Inc.	4,702	334
MetLife, Inc.	217	10
MGM Resorts International	841	23
Microchip Technology, Inc.	179	14
Micron Technology, Inc. (e)	1,545	70
Microsoft Corp.	11,371	1,300
Molson Coors Brewing Co., Class B	559	34
Mondelez International, Inc., Class A	2,454	105
Moody's Corp.	289	48
Mosaic Co. (The)	643	21
Motorola Solutions, Inc.	560	73

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Murphy Oil Corp.	373	$12
Murphy USA, Inc. (e)	270	23
Mylan N.V. (e)	765	28
Nasdaq, Inc.	773	66
National Oilwell Varco, Inc.	1,332	57
Navient Corp.	1,600	22
NetApp, Inc.	1,069	92
Netflix, Inc. (e)	700	262
NetScout Systems, Inc. (e)	2,028	51
New York Community Bancorp, Inc.	1,574	16
Newfield Exploration Co. (e)	206	6
Newmont Mining Corp.	864	26
News Corp., Class A	1,243	16
News Corp., Class B	260	4
NextEra Energy, Inc.	853	143
NIKE, Inc., Class B	1,963	166
NiSource, Inc.	53	1
Noble Corp., PLC (e)	248	2
Noble Energy, Inc.	810	25
Nordstrom, Inc.	220	13
Norfolk Southern Corp.	1,291	233
Northern Trust Corp.	27	3
Northrop Grumman Corp.	200	63
NOW, Inc. (e)	263	4
Nucor Corp.	215	14
nVent Electric PLC	201	5
NVIDIA Corp.	1,102	310
O'Reilly Automotive, Inc. (e)	187	65
Occidental Petroleum Corp.	2,092	172
Omnicom Group, Inc.	781	53
ONE Gas, Inc.	380	31
ONEOK, Inc.	855	58
Oracle Corp.	7,006	361
Owens-Illinois, Inc. (e)	186	3
PACCAR, Inc.	801	55
Patterson Cos., Inc.	190	5
Paychex, Inc.	680	50
PayPal Holdings, Inc. (e)	2,245	197
Pentair PLC	201	9
People's United Financial, Inc.	367	6
PepsiCo, Inc.	2,026	226
Perrigo Co., PLC	227	16
Perspecta, Inc.	149	4
Pfizer, Inc.	8,755	386
PG&E Corp.	860	40
Philip Morris International, Inc.	2,480	202
Phillips 66	1,344	151
Pioneer Natural Resources Co.	177	31
Pitney Bowes, Inc.	799	6
PNC Financial Services Group, Inc. (The)	1,625	221
PPG Industries, Inc.	212	23
PPL Corp.	1,385	41
Praxair, Inc.	660	106
	Shares	Value (000)
Procter & Gamble Co. (The)	5,796	$482
Progressive Corp. (The)	243	17
ProLogis, Inc. REIT	1,340	91
Prudential Financial, Inc.	211	21
Public Service Enterprise Group, Inc.	1,303	69
Public Storage REIT	851	172
QEP Resources, Inc. (e)	358	4
QUALCOMM, Inc.	3,550	256
Quest Diagnostics, Inc.	217	23
Ralph Lauren Corp.	38	5
Range Resources Corp.	559	9
Rayonier Advanced Materials, Inc.	251	5
Rayonier, Inc. REIT	260	9
Raytheon Co.	221	46
Regency Centers Corp. REIT	237	15
Regions Financial Corp.	5,083	93
Republic Services, Inc.	811	59
Robert Half International, Inc.	686	48
Rockwell Automation, Inc.	689	129
Rockwell Collins, Inc.	195	27
Roper Technologies, Inc.	241	71
Ross Stores, Inc.	871	86
Royal Caribbean Cruises Ltd.	701	91
RR Donnelley & Sons Co.	253	1
S&P Global, Inc.	775	151
Sabra Health Care, Inc. REIT	258	6
salesforce.com, Inc. (e)	1,405	223
Schlumberger Ltd.	3,562	217
Sealed Air Corp.	367	15
Sempra Energy	815	93
Sherwin-Williams Co. (The)	51	23
Signature Bank	22	3
Simon Property Group, Inc. REIT	1,406	249
SLM Corp. (e)	1,418	16
Southern Co. (The)	1,908	83
Southwest Airlines Co.	241	15
Southwestern Energy Co. (e)	822	4
Sprint Corp. (e)	6,800	44
Stanley Black & Decker, Inc.	242	35
Starbucks Corp.	2,575	146
State Street Corp.	818	69
Stericycle, Inc. (e)	190	11
Stryker Corp.	818	145
SunTrust Banks, Inc.	1,738	116
SVB Financial Group (e)	27	8
Symantec Corp.	1,963	42
Synchrony Financial	43,669	1,357
Sysco Corp.	2,022	148
T Rowe Price Group, Inc.	888	97
T-Mobile US, Inc. (e)	242	17
Tapestry, Inc.	680	34
Target Corp.	695	61
TE Connectivity Ltd.	880	77
TechnipFMC PLC	781	24

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
TEGNA, Inc.	275	$3
Tenet Healthcare Corp. (e)	199	6
Texas Instruments, Inc.	3,296	354
Textron, Inc.	638	46
Thermo Fisher Scientific, Inc.	883	216
Tiffany & Co.	244	31
TJX Cos., Inc. (The)	1,268	142
Travelers Cos., Inc. (The)	200	26
TripAdvisor, Inc. (e)	237	12
Twenty-First Century Fox, Inc., Class A	4,740	220
Twenty-First Century Fox, Inc., Class B	847	39
Tyson Foods, Inc., Class A	854	51
Union Pacific Corp.	1,392	227
United Parcel Service, Inc., Class B	1,155	135
United States Steel Corp.	380	12
United Technologies Corp.	859	120
UnitedHealth Group, Inc.	1,612	429
Urban Edge Properties REIT	226	5
Urban Outfitters, Inc. (e)	263	11
US Bancorp	5,213	275
Valero Energy Corp.	1,115	127
Varex Imaging Corp. (e)	184	5
Varian Medical Systems, Inc. (e)	190	21
Vectrus, Inc. (e)	15	—	@
Ventas, Inc. REIT	216	12
Verisk Analytics, Inc. (e)	755	91
Veritiv Corp. (e)	17	1
Verizon Communications, Inc.	20,046	1,070
Versum Materials, Inc.	196	7
Vertex Pharmaceuticals, Inc. (e)	211	41
VF Corp.	898	84
Viacom, Inc., Class B	1,220	41
Visa, Inc., Class A	3,703	556
Vornado Realty Trust REIT	217	16
Walgreens Boots Alliance, Inc.	3,207	234
Walmart, Inc.	6,428	604
Walt Disney Co. (The)	2,995	350
Washington Prime Group, Inc. REIT	791	6
Waste Management, Inc.	1,291	117
Waters Corp. (e)	227	44
Weatherford International PLC (e)	1,261	3
WEC Energy Group, Inc.	821	55
Wells Fargo & Co.	14,340	754
Welltower, Inc. REIT	190	12
Western Digital Corp.	258	15
Western Union Co. (The)	1,600	30
WestRock Co.	194	10
Weyerhaeuser Co. REIT	1,105	36
Williams Cos., Inc. (The)	2,398	65
Worldpay, Inc., Class A (e)	590	59
WPX Energy, Inc. (e)	1,198	24
WW Grainger, Inc.	368	132
Wyndham Destinations, Inc.	217	9
	Shares	Value (000)
Wyndham Hotels & Resorts, Inc.	217	$12
Wynn Resorts Ltd.	211	27
Xcel Energy, Inc.	1,347	64
Xerox Corp.	591	16
Xilinx, Inc.	625	50
Xylem, Inc.	651	52
Yum! Brands, Inc.	811	74
Zimmer Biomet Holdings, Inc.	649	85
Zions Bancorporation	326	16
Zoetis, Inc.	2,625	240
		55,110
Total Common Stocks (Cost $81,276)		108,464
	No. of Rights
Right (0.0%)
Australia (0.0%)
Harvey Norman Holdings Ltd. (e) (Cost $—)	127	—	@
	No. of Warrants
Warrant (0.0%)
France (0.0%)
CGG SA, expires 2/21/22 (e) (Cost $—)	59	—	@
	Shares
Short-Term Investments (8.8%)
Investment Company (6.6%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $20,097)	20,096,717	20,097
	Face Amount (000)
U.S. Treasury Securities (2.2%)
U.S. Treasury Bills,
2.03%, 11/1/18 (h)(i)	$488	487
2.00%, 11/1/18 (h)(i)	91	91
2.01%, 11/1/18 (h)(i)	50	50
2.02%, 11/1/18 (h)(i)	6,082	6,072
Total U.S. Treasury Securities (Cost $6,700)		6,700
Total Short-Term Investments (Cost $26,797)		26,797
Total Investments (99.7%) (Cost $278,322) (j)(k)		303,461
Other Assets in Excess of Liabilities (0.3%)		960
Net Assets (100.0%)		$304,421

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Security is subject to delayed delivery.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

(b)  Floating or Variable rate securities: The rates disclosed are as of September 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Consolidated Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Consolidated Portfolio of Investments.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2018.

(e)  Non-income producing security.

(f)  Security has been deemed illiquid at September 30, 2018.

(g)  At September 30, 2018, the Fund held fair valued securities valued at less than $500, representing less than 0.05% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees.

(h)  Rate shown is the yield to maturity at September 30, 2018.

(i)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(j)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, foreign currency forward exchange contracts, futures contracts and swap agreements.

(k)  At September 30, 2018, the aggregate cost for federal income tax purposes is approximately $285,932,000. The aggregate gross unrealized appreciation is approximately $24,439,000 and the aggregate gross unrealized depreciation is approximately $9,196,000, resulting in net unrealized appreciation of approximately $15,243,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

CDI  CHESS Depositary Interest.

CVA  Certificaten Van Aandelen.

IO  Interest Only.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation).

REIT  Real Estate Investment Trust.

REMIC  Real Estate Mortgage Investment Conduit.

SDR  Swedish Depositary Receipt.

TBA  To Be Announced.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at September 30, 2018:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	EUR	96		$113	10/3/18	$1
Bank of America NA	THB	12,474		$385	10/3/18	(1)
Bank of America NA		$231	EUR	196	10/3/18	(3)
Bank of America NA		$663	PLN	2,429	10/3/18	(4)
Barclays Bank PLC	CHF	752		$769	10/3/18	3
Barclays Bank PLC	EUR	296		$340	10/3/18	(4)
Barclays Bank PLC	GBP	89		$117	10/3/18	1
Barclays Bank PLC	NZD	1,886		$1,290	10/3/18	39
Barclays Bank PLC		$37	CAD	48	10/3/18	— @
Barclays Bank PLC		$129	CAD	168	10/3/18	1
Barclays Bank PLC		$117	CAD	152	10/3/18	1
Barclays Bank PLC		$5	MYR	21	10/3/18	(— @)
Barclays Bank PLC		$63	RUB	4,220	10/3/18	1
Barclays Bank PLC		$310	RUB	20,748	10/3/18	6
Citibank NA	IDR	4,866,324		$327	10/3/18	— @
Citibank NA	MXN	30,322		$1,569	10/3/18	(51)
Citibank NA	PLN	2,429		$656	10/3/18	(3)
Citibank NA		$43	EUR	38	10/3/18	— @
Citibank NA		$473	EUR	408	10/3/18	1
Citibank NA		$426	SEK	3,694	10/3/18	(10)
Citibank NA		$251	SGD	340	10/3/18	(2)
Citibank NA		$377	THB	12,474	10/3/18	9
Goldman Sachs International	AUD	152		$113	10/3/18	3
Goldman Sachs International	CAD	404		$311	10/3/18	(2)
Goldman Sachs International		$38	GBP	29	10/3/18	(— @)
Goldman Sachs International		$610	MXN	11,473	10/3/18	3
JPMorgan Chase Bank NA	AUD	2,007		$1,490	10/3/18	40
JPMorgan Chase Bank NA	EUR	255		$298	10/3/18	2
JPMorgan Chase Bank NA	NOK	10,632		$1,309	10/3/18	3
JPMorgan Chase Bank NA	NZD	195		$128	10/3/18	(1)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	RUB	69,903		$1,099	10/3/18	$32
JPMorgan Chase Bank NA	SGD	340		$248	10/3/18	(— @)
JPMorgan Chase Bank NA		$517	AUD	700	10/3/18	(11)
JPMorgan Chase Bank NA		$333	IDR	4,866,324	10/3/18	(6)
JPMorgan Chase Bank NA		$1,211	NOK	9,701	10/3/18	(19)
JPMorgan Chase Bank NA		$279	RUB	19,045	10/3/18	11
JPMorgan Chase Bank NA		$230	RUB	15,760	10/3/18	10
Royal Bank of Canada	DKK	680		$106	10/3/18	— @
Royal Bank of Canada	EUR	3,598		$4,192	10/3/18	15
Royal Bank of Canada	GBP	150		$193	10/3/18	(2)
Royal Bank of Canada		$1,053	AUD	1,459	10/3/18	1
Royal Bank of Canada		$27	CAD	36	10/3/18	— @
Royal Bank of Canada		$765	CHF	752	10/3/18	1
Royal Bank of Canada		$108	DKK	680	10/3/18	(2)
Royal Bank of Canada		$888	GBP	667	10/3/18	(19)
Royal Bank of Canada		$966	MXN	18,616	10/3/18	28
Royal Bank of Canada		$1,377	NZD	2,081	10/3/18	3
State Street Bank and Trust Co.	MYR	21		$5	10/3/18	— @
State Street Bank and Trust Co.		$152	RUB	10,130	10/3/18	3
UBS AG	GBP	458		$599	10/3/18	2
UBS AG	SEK	3,694		$417	10/3/18	2
UBS AG		$4,045	EUR	3,424	10/3/18	(70)
UBS AG		$3	EUR	3	10/3/18	(— @)
UBS AG		$210	EUR	178	10/3/18	(3)
UBS AG		$12	MXN	233	10/3/18	— @
UBS AG		$114	NOK	931	10/3/18	— @
Bank of America NA		$2,213	JPY	243,063	10/4/18	(73)
JPMorgan Chase Bank NA	JPY	35,000		$311	10/4/18	3
JPMorgan Chase Bank NA	KRW	1,911,008		$1,715	10/4/18	(7)
Royal Bank of Canada	JPY	208,063		$1,835	10/4/18	4
State Street Bank and Trust Co.		$1,712	KRW	1,911,008	10/4/18	11
Bank of America NA	CHF	35		$37	12/20/18	1
Bank of America NA	CHF	241		$248	12/20/18	1
Bank of America NA	CNH	1,424		$207	12/20/18	— @
Bank of America NA	EUR	1,206		$1,421	12/20/18	11
Bank of America NA	PLN	3,536		$965	12/20/18	4
Bank of America NA		$523	PLN	1,899	12/20/18	(7)
Bank of Montreal	AUD	58		$42	12/20/18	(— @)
Bank of Montreal	CAD	642		$497	12/20/18	(1)
Bank of Montreal	HUF	4,350		$16	12/20/18	— @
Bank of Montreal	JPY	32,554		$292	12/20/18	3
Bank of Montreal		$241	CAD	311	12/20/18	— @
Bank of Montreal		$225	HUF	61,644	12/20/18	(2)
Barclays Bank PLC	AUD	1,154		$832	12/20/18	(3)
Barclays Bank PLC	EUR	5,491		$6,470	12/20/18	52
Barclays Bank PLC	GBP	786		$1,028	12/20/18	— @
Barclays Bank PLC	JPY	83,183		$737	12/20/18	— @
Barclays Bank PLC		$7,681	GBP	5,816	12/20/18	(71)
Barclays Bank PLC		$747	SGD	1,017	12/20/18	(1)
Barclays Bank PLC		$375	SGD	513	12/20/18	1
BNP Paribas SA	CAD	1,059		$817	12/20/18	(5)
BNP Paribas SA	EUR	53		$62	12/20/18	1
BNP Paribas SA	EUR	1,222		$1,446	12/20/18	18
BNP Paribas SA	EUR	433		$506	12/20/18	(— @)
BNP Paribas SA	JPY	26,157		$234	12/20/18	3
BNP Paribas SA	RUB	20,740		$300	12/20/18	(14)
BNP Paribas SA		$150	ARS	6,347	12/20/18	(11)
BNP Paribas SA		$148	PHP	8,094	12/20/18	1
BNP Paribas SA		$590	RUB	39,181	12/20/18	4
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
BNP Paribas SA		$30	RUB	2,044	12/20/18	$1
Citibank NA	AUD	741		$534	12/20/18	(2)
Citibank NA	AUD	303		$219	12/20/18	— @
Citibank NA	CLP	202,900		$290	12/20/18	(18)
Citibank NA	CZK	113,419		$5,209	12/20/18	74
Citibank NA	CZK	113,419		$5,213	12/20/18	78
Citibank NA	CZK	113,453		$5,222	12/20/18	86
Citibank NA	CZK	13,428		$606	12/20/18	(2)
Citibank NA	EUR	11,690		$13,773	12/20/18	110
Citibank NA	JPY	6,217		$55	12/20/18	— @
Citibank NA	KRW	415,593		$372	12/20/18	(4)
Citibank NA	KRW	144,346		$130	12/20/18	(— @)
Citibank NA	SEK	2,549		$288	12/20/18	(1)
Citibank NA	THB	10,218		$315	12/20/18	(2)
Citibank NA		$30	CLP	20,552	12/20/18	1
Citibank NA		$15,931	CZK	345,009	12/20/18	(312)
Citibank NA		$372	CZK	8,109	12/20/18	(5)
Citibank NA		$904	EUR	769	12/20/18	(5)
Citibank NA		$5,241	EUR	4,456	12/20/18	(33)
Citibank NA		$5,258	EUR	4,456	12/20/18	(50)
Citibank NA		$5,272	EUR	4,457	12/20/18	(63)
Citibank NA		$2,298	GBP	1,740	12/20/18	(21)
Citibank NA		$30	KRW	33,481	12/20/18	— @
Citibank NA		$523	THB	16,928	12/20/18	2
Citibank NA		$1,207	TRY	8,110	12/20/18	70
Commonwealth Bank of Australia	EUR	2,028		$2,389	12/20/18	19
Commonwealth Bank of Australia	NZD	19		$12	12/20/18	(— @)
Commonwealth Bank of Australia		$58	GBP	44	12/20/18	(1)
Credit Suisse International	EUR	1,408		$1,659	12/20/18	13
Goldman Sachs International	AUD	6,438		$4,642	12/20/18	(15)
Goldman Sachs International	BRL	1,636		$389	12/20/18	(13)
Goldman Sachs International	EUR	4,283		$5,046	12/20/18	40
Goldman Sachs International	EUR	1,187		$1,394	12/20/18	7
Goldman Sachs International	EUR	613		$725	12/20/18	9
Goldman Sachs International	GBP	62		$82	12/20/18	1
Goldman Sachs International	HKD	2,419		$309	12/20/18	(1)
Goldman Sachs International	HKD	1,612		$206	12/20/18	— @
Goldman Sachs International	HUF	37,977		$138	12/20/18	1
Goldman Sachs International	IDR	4,749,146		$312	12/20/18	(3)
Goldman Sachs International	JPY	66,900		$599	12/20/18	7
Goldman Sachs International	JPY	13,350		$120	12/20/18	1
Goldman Sachs International		$3,017	AUD	4,174	12/20/18	2
Goldman Sachs International		$3,006	AUD	4,137	12/20/18	(14)
Goldman Sachs International		$1,503	AUD	2,067	12/20/18	(9)
Goldman Sachs International		$1,495	AUD	2,067	12/20/18	(— @)
Goldman Sachs International		$378	BRL	1,540	12/20/18	1
Goldman Sachs International		$30	BRL	125	12/20/18	1
Goldman Sachs International		$154	BRL	623	12/20/18	(1)
Goldman Sachs International		$699	GBP	529	12/20/18	(6)
Goldman Sachs International		$368	IDR	5,565,171	12/20/18	2
Goldman Sachs International		$29	IDR	445,263	12/20/18	— @
Goldman Sachs International	ZAR	10,485		$698	12/20/18	(35)
JPMorgan Chase Bank NA	AUD	2,357		$1,699	12/20/18	(5)
JPMorgan Chase Bank NA	GBP	34		$45	12/20/18	— @
JPMorgan Chase Bank NA	GBP	34		$45	12/20/18	— @
JPMorgan Chase Bank NA	INR	18,562		$255	12/20/18	2
JPMorgan Chase Bank NA	INR	51,856		$706	12/20/18	(2)
JPMorgan Chase Bank NA	INR	50,771		$697	12/20/18	4
JPMorgan Chase Bank NA	JPY	62,314		$558	12/20/18	7

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	JPY	6,217		$55	12/20/18	$— @
JPMorgan Chase Bank NA	MXN	3,934		$207	12/20/18	(1)
JPMorgan Chase Bank NA	MXN	2,101		$111	12/20/18	(— @)
JPMorgan Chase Bank NA	NOK	7,267		$895	12/20/18	(1)
JPMorgan Chase Bank NA	TWD	7,371		$241	12/20/18	(2)
JPMorgan Chase Bank NA		$277	AUD	384	12/20/18	— @
JPMorgan Chase Bank NA		$493	CNH	3,402	12/20/18	(— @)
JPMorgan Chase Bank NA		$364	EUR	308	12/20/18	(5)
JPMorgan Chase Bank NA		$597	GBP	452	12/20/18	(5)
JPMorgan Chase Bank NA		$239	HKD	1,868	12/20/18	(— @)
JPMorgan Chase Bank NA		$294	INR	21,650	12/20/18	1
JPMorgan Chase Bank NA		$30	INR	2,175	12/20/18	— @
JPMorgan Chase Bank NA		$541	JPY	60,374	12/20/18	(6)
JPMorgan Chase Bank NA		$972	KRW	1,080,677	12/20/18	5
JPMorgan Chase Bank NA		$962	MXN	18,413	12/20/18	10
JPMorgan Chase Bank NA		$600	TWD	18,269	12/20/18	2
JPMorgan Chase Bank NA		$30	TWD	923	12/20/18	— @
JPMorgan Chase Bank NA	ZAR	13,246		$882	12/20/18	(45)
State Street Bank and Trust Co.	AUD	2,479		$1,787	12/20/18	(6)
State Street Bank and Trust Co.	DKK	165		$26	12/20/18	— @
State Street Bank and Trust Co.	EUR	102		$120	12/20/18	1
UBS AG	AUD	149		$107	12/20/18	(— @)
UBS AG	DKK	1,061		$168	12/20/18	1
UBS AG	EUR	3,926		$4,625	12/20/18	37
UBS AG	EUR	167		$198	12/20/18	3
UBS AG	EUR	613		$722	12/20/18	5
UBS AG	GBP	68		$90	12/20/18	1
UBS AG	JPY	53,840		$482	12/20/18	6
UBS AG	JPY	13,266		$119	12/20/18	1
UBS AG	JPY	12,416		$111	12/20/18	1
UBS AG	TRY	1,553		$243	12/20/18	(1)
UBS AG		$96	CHF	91	12/20/18	(2)
UBS AG		$1,539	EUR	1,298	12/20/18	(22)
UBS AG		$2,063	GBP	1,562	12/20/18	(19)
UBS AG		$313	GBP	238	12/20/18	(2)
UBS AG		$33	ILS	117	12/20/18	(— @)
UBS AG		$363	JPY	40,550	12/20/18	(4)
UBS AG		$111	SEK	974	12/20/18	(1)
UBS AG		$999	TRY	6,718	12/20/18	59
UBS AG		$683	TRY	4,529	12/20/18	30
UBS AG		$657	TRY	4,326	12/20/18	24
UBS AG		$359	TRY	2,307	12/20/18	5
UBS AG		$224	ZAR	3,221	12/20/18	1
UBS AG	ZAR	128		$8	12/20/18	(— @)
Bank of America NA	PLN	2,429		$664	12/28/18	4
Bank of America NA		$386	THB	12,474	12/28/18	1
Barclays Bank PLC	CAD	48		$37	12/28/18	(— @)
Barclays Bank PLC	MYR	21		$5	12/28/18	— @
Barclays Bank PLC		$775	CHF	752	12/28/18	(3)
Citibank NA		$322	IDR	4,866,324	12/28/18	1
Goldman Sachs International	MXN	11,473		$602	12/28/18	(3)
JPMorgan Chase Bank NA		$1,719	KRW	1,911,008	12/28/18	8
JPMorgan Chase Bank NA		$249	SGD	340	12/28/18	— @
Royal Bank of Canada	AUD	1,459		$1,054	12/28/18	(1)
Royal Bank of Canada	NZD	2,081		$1,377	12/28/18	(3)
Royal Bank of Canada		$107	DKK	680	12/28/18	(— @)
Royal Bank of Canada		$4,221	EUR	3,598	12/28/18	(12)
Royal Bank of Canada		$1,847	JPY	208,063	12/28/18	(2)
UBS AG	NOK	931		$115	12/28/18	(— @)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
UBS AG		$601	GBP	458	12/28/18	$(2)
UBS AG		$420	SEK	3,694	12/28/18	(1)
BNP Paribas SA	ARS	22,758		$490	1/24/19	6
BNP Paribas SA		$465	ARS	20,675	1/24/19	(25)
BNP Paribas SA		$640	ARS	27,393	1/24/19	(58)
BNP Paribas SA		$1,731	ARS	55,768	1/24/19	(545)
BNP Paribas SA		$334	ARS	10,750	1/24/19	(105)
Goldman Sachs International	BRL	1,318		$331	5/16/19	12
Goldman Sachs International	BRL	2,054		$535	5/16/19	37
Goldman Sachs International	BRL	45,584		$11,807	5/16/19	764
Goldman Sachs International	BRL	16,437		$4,245	5/16/19	263
Goldman Sachs International	BRL	18,177		$4,701	5/16/19	297
Goldman Sachs International		$2,908	BRL	12,272	5/16/19	65
Goldman Sachs International		$275	BRL	1,160	5/16/19	6
Goldman Sachs International		$3,720	BRL	15,842	5/16/19	118
Goldman Sachs International		$697	BRL	2,713	5/16/19	(40)
Goldman Sachs International		$426	BRL	1,644	5/16/19	(27)
Goldman Sachs International		$4,126	BRL	15,729	5/16/19	(315)
JPMorgan Chase Bank NA	CNH	78,826		$11,815	6/20/19	452
JPMorgan Chase Bank NA	CNH	1,251		$186	6/20/19	6
JPMorgan Chase Bank NA	CNH	2,803		$409	6/20/19	5
						$822

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2018:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
100 oz Gold Future (United States)	28	Dec-18	$3	$3,349	$(38)
BIST 30 Index (Turkey)	674	Oct-18	67	1,416	53
German Euro BOBL (Germany)	23	Dec-18	2,300	3,490	(24)
MSCI Emerging Market E Mini (United States)	91	Dec-18	5	4,776	104
MSCI Singapore Free Index (Singapore)	28	Oct-18	3	758	— @
S&P 500 E Mini Index (United States)	305	Dec-18	15	44,515	148
U.S. Treasury 10 yr. Note (United States)	20	Dec-18	2,000	2,376	(33)
U.S. Treasury 10 yr. Ultra Long Bond (United States)	90	Dec-18	9,000	11,340	(38)
U.S. Treasury 2 yr. Note (United States)	45	Dec-18	9,000	9,483	(32)
U.S. Treasury 30 yr. Bond (United States)	1	Dec-18	100	141	(4)
U.S. Treasury Ultra Bond (United States)	24	Dec-18	2,400	3,703	(51)
Short:
Euro OAT (Germany)	8	Dec-18	(800)	(1,403)	10
Euro Stoxx 50 (Germany)	34	Dec-18	(1)	(1,337)	1
German Euro BONO (Germany)	3	Dec-18	(300)	(504)	3
German Euro BTP (Germany)	39	Dec-18	(3,900)	(5,607)	71
German Euro Bund (Germany)	44	Dec-18	(4,400)	(8,112)	31
NIKKEI 225 Index (Japan)	8	Dec-18	(4)	(850)	(25)
SGX NIFTY 50 Index (Singapore)	63	Oct-18	(— @)	(1,381)	20
U.S. Treasury 10 yr. Ultra Long Bond (United States)	4	Dec-18	(400)	(504)	9
U.S. Treasury 5 yr. Note (United States)	48	Dec-18	(4,800)	(5,399)	47
					$252

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at September 30, 2018:

Swap Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	3 Month KORIBOR	Pay	1.83%	Quarterly/ Quarterly	6/14/27		$1,400,000	$(27)	$—	$(27)
Morgan Stanley & Co., LLC*	3 Month JIBAR	Pay	8.51	Quarterly/ Quarterly	12/13/27	ZAR	31,888	10	—	10
Morgan Stanley & Co., LLC*	3 Month JIBAR	Pay	8.37	Quarterly/ Quarterly	12/15/27		6,208	(2)	—	(2)
Morgan Stanley & Co., LLC*	3 Month JIBAR	Pay	7.88	Quarterly/ Quarterly	1/4/28		19,841	(49)	—	(49)
Morgan Stanley & Co., LLC*	3 Month JIBAR	Pay	7.83	Quarterly/ Quarterly	1/19/28		3,830	(11)	—	(11)
Morgan Stanley & Co., LLC*	3 Month JIBAR	Pay	7.81	Quarterly/ Quarterly	1/24/28		13,157	(38)	—	(38)
Morgan Stanley & Co., LLC*	3 Month JIBAR	Pay	7.71	Quarterly/ Quarterly	4/26/28		8,041	(28)	—	(28)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	3.02	Semi-Annual/ Quarterly	6/22/28		$1,850	4	—	4
Morgan Stanley & Co., LLC*	3 Month JIBAR	Pay	8.34	Quarterly/ Quarterly	6/27/28	ZAR	23,051	(10)	—	(10)
								$(151)	$—	$(151)

Total Return Swap Agreements:

The Fund had the following total return swap agreements open at September 30, 2018:

Swap Counterparty	Index	Pay/Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC	Barclays Custom Short Elevators Index††	Pay	3 Month USD LIBOR plus 0.25%	Quarterly	3/6/19		$713	$(23)	$—	$(23)
Barclays Bank PLC	Barclays Canada Banks Index††	Pay	3 Month CDOR plus 0.00%	Quarterly	5/8/19	CAD	1,864	(21)	—	(21)
Barclays Bank PLC	Barclays Canada Banks Index††	Pay	3 Month CDOR plus 0.00%	Quarterly	5/8/19		2,582	(29)	—	(29)
Barclays Bank PLC	VIX Short-Term Futures Index	Pay	3 Month USD LIBOR minus 1.30%	Quarterly	9/20/19		$1,140	59	—	59
BNP Paribas SA	MSCI Emerging Market Index	Receive	3 Month USD LIBOR plus 0.62%	Quarterly	1/24/19		20,662	(267)	—	(267)
BNP Paribas SA	Barclays Elevators Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	5/1/19		2,799	(3)	—	(3)
BNP Paribas SA	Barclays Elevators Index††	Pay	3 Month USD LIBOR plus 0.03%	Quarterly	5/1/19		1,413	29	—	29
BNP Paribas SA	Barclays Elevators Index††	Pay	3 Month USD LIBOR plus 0.03%	Quarterly	5/1/19		1,404	29	—	29
BNP Paribas SA	Barclays Elevators Index††	Pay	3 Month USD LIBOR plus 0.16%	Quarterly	5/1/19		1,388	28	—	28
BNP Paribas SA	MSCI U.S. Banks Gross Total Return Index	Pay	3 Month USD LIBOR plus 0.14%	Quarterly	6/14/19		410	20	—	20
BNP Paribas SA	MSCI U.S. Banks Gross Total Return Index	Pay	3 Month USD LIBOR plus 0.14%	Quarterly	6/14/19		642	17	—	17

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Total Return Swap Agreements: (cont'd)

Swap Counterparty	Index	Pay/Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
BNP Paribas SA	MSCI U.S. Banks Gross Total Return Index	Pay	3 Month USD LIBOR plus 0.14%	Quarterly	6/14/19		$3,585	$93	$—	$93
JPMorgan Chase Bank NA	JPM Custom Long U.S. Defensives Index††	Receive	3 Month USD LIBOR plus 0.55%	Quarterly	11/20/18		1,925	2	—	2
JPMorgan Chase Bank NA	JPM Custom Long U.S. Defensives Index††	Receive	3 Month USD LIBOR plus 0.55%	Quarterly	11/20/18		2,437	2	—	2
JPMorgan Chase Bank NA	JPM Custom Long U.S. Defensives Index††	Receive	3 Month USD LIBOR plus 0.55%	Quarterly	11/20/18		567	1	—	1
JPMorgan Chase Bank NA	JPM Custom Long U.S. Defensives Index††	Receive	3 Month USD LIBOR plus 0.55%	Quarterly	11/20/18		1,558	1	—	1
JPMorgan Chase Bank NA	JPM Custom Short U.S. Cyclicals Index††	Pay	3 Month USD LIBOR plus 0.40%	Quarterly	11/20/18		2,114	(63)	—	(63)
JPMorgan Chase Bank NA	JPM Custom Short U.S. Cyclicals Index††	Pay	3 Month USD LIBOR plus 0.40%	Quarterly	11/20/18		1,280	(38)	—	(38)
JPMorgan Chase Bank NA	JPM Custom Short U.S. Cyclicals Index††	Pay	3 Month USD LIBOR plus 0.40%	Quarterly	11/20/18		2,395	(71)	—	(71)
JPMorgan Chase Bank NA	JPM Custom Short U.S. Cyclicals Index††	Pay	3 Month USD LIBOR plus 0.40%	Quarterly	11/20/18		517	(15)	—	(15)
JPMorgan Chase Bank NA	MSCI Japan Net Total Return Index	Receive	3 Month USD LIBOR plus 0.25%	Quarterly	2/8/19		15,307	516	—	516
JPMorgan Chase Bank NA	Alerian MLP Total Return Index	Receive	3 Month USD LIBOR plus 0.48%	Quarterly	5/30/19		1,535	(76)	—	(76)
JPMorgan Chase Bank NA	MSCI AU Banks	Pay	3 Month AUD BBSW plus 0.01%	Quarterly	7/15/19	AUD	960	5	—	5
JPMorgan Chase Bank NA	MSCI AU Banks	Pay	3 Month AUD BBSW plus 0.01%	Quarterly	7/15/19		3,359	69	—	69
								$265	$—	$265

††  See tables below for details of the equity basket holdings underlying the swap.

The following table represents the equity basket holdings underlying the total return swap with Barclays Custom Short Elevators Index as of September 30, 2018:

Security Description	Shares	Value (000)	Index Weight
Barclays Custom Short Elevators Index
Fujitec Co., Ltd.	27,700	$372	2.21%
Kone Oyj	157,078	8,395	49.79
Schindler Holding AG	31,545	7,903	46.87
Yungtay Engineering Co., Ltd.	121,000	190	1.13
Total		$16,860	100.00%

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

The following table represents the equity basket holdings underlying the total return swap with Barclays Canada Banks Index as of September 30, 2018:

Security Description	Shares	Value (000)	Index Weight
Barclays Canada Banks Index
Bank of Montreal	649	$53	12.99%
Bank of Nova Scotia (The)	1,199	71	17.34
Canadian Imperial Bank of Commerce	436	41	9.92
National Bank of Canada	340	17	4.12
Royal Bank of Canada	1,458	117	28.36
Toronto-Dominion Bank (The)	1,849	112	27.27
Total		$411	100.00%

The following table represents the equity basket holdings underlying the total return swap with Barclays Elevators Index as of September 30, 2018:

Security Description	Shares	Value (000)	Index Weight
Barclays Elevators Index
Brunello Cucinelli SpA	94	$4	0.37%
Burberry Group PLC	1,174	31	3.14
Christian Dior SE	65	28	2.82
Cie Financiere Richemont SA	1,578	129	13.17
Hermes International	87	58	5.88
Hugo Boss AG	194	15	1.52
Kering SA	347	186	18.97
LVMH Moet Hennessy Louis Vuitton SE	1,046	370	37.70
Moncler SpA	700	30	3.07
Puma SE	29	14	1.45
Salvatore Ferragamo SpA	465	11	1.14
Swatch Group AG (The)	151	60	6.14
Tapestry, Inc.	782	39	4.00
Tod's SpA	91	6	0.63
Total		$981	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom Long U.S. Defensives Index as of September 30, 2018:

Security Description	Shares	Value (000)	Index Weight
JPM Custom Long U.S. Defensives Index
Abbott Laboratories	1,407	$103	0.98%
AbbVie, Inc.	1,291	122	1.16
AES Corp.	2,315	32	0.31
Aetna, Inc.	269	55	0.52
Agilent Technologies, Inc.	260	18	0.17
Alexion Pharmaceuticals, Inc.	181	25	0.24
Align Technology, Inc.	58	23	0.22
Allergan PLC	271	52	0.49
Alliant Energy Corp.	810	34	0.33
Altria Group, Inc.	2,694	162	1.54
Ameren Corp.	851	54	0.51
American Electric Power Co., Inc.	1,724	122	1.16
American Water Works Co., Inc.	625	55	0.52
AmerisourceBergen Corp.	131	12	0.11
Amgen, Inc.	591	123	1.16
Anthem, Inc.	213	58	0.56
Archer-Daniels-Midland Co.	790	40	0.38
AT&T, Inc.	38,194	1,283	12.19

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Long U.S. Defensives Index (cont'd)
Baxter International, Inc.	406	$31	0.30%
Becton Dickinson and Co.	214	56	0.53
Biogen, Inc.	171	60	0.57
Boston Scientific Corp.	1,111	43	0.41
Bristol-Myers Squibb Co.	1,328	82	0.78
Brown-Forman Corp.	344	17	0.17
Campbell Soup Co.	272	10	0.10
Cardinal Health, Inc.	256	14	0.13
Celgene Corp.	634	57	0.54
Centene Corp.	140	20	0.19
CenterPoint Energy, Inc.	1,511	42	0.40
CenturyLink, Inc.	6,044	128	1.22
Cerner Corp.	255	16	0.16
Church & Dwight Co., Inc.	350	21	0.20
Cigna Corp.	204	42	0.40
Clorox Co. (The)	181	27	0.26
CMS Energy Corp.	989	48	0.46
Coca-Cola Co. (The)	5,391	249	2.37
Colgate-Palmolive Co.	1,237	83	0.79
Conagra Brands, Inc.	584	20	0.19
Consolidated Edison, Inc.	1,086	83	0.79
Constellation Brands, Inc.	241	52	0.49
Cooper Cos, Inc. (The)	40	11	0.11
Costco Wholesale Corp.	616	145	1.38
Coty, Inc.	662	8	0.08
CVS Health Corp.	1,428	112	1.07
Danaher Corp.	495	54	0.51
DaVita, Inc.	124	9	0.08
Dentsply Sirona, Inc.	186	7	0.07
Dominion Energy, Inc.	2,253	158	1.50
DTE Energy Co.	629	69	0.65
Duke Energy Corp.	2,454	196	1.87
Edison International	1,142	77	0.73
Edwards Lifesciences Corp.	171	30	0.28
Eli Lilly & Co.	785	84	0.80
Entergy Corp.	629	51	0.48
Envision Healthcare Corp.	98	4	0.04
Estee Lauder Cos, Inc. (The)	314	46	0.43
Eversource Energy	1,111	68	0.65
Exelon Corp.	3,366	147	1.40
Express Scripts Holding Co.	468	44	0.42
FirstEnergy Corp.	1,558	58	0.55
General Mills, Inc.	810	35	0.33
Gilead Sciences, Inc.	1,058	82	0.78
HCA Healthcare, Inc.	234	33	0.31
Henry Schein, Inc.	129	11	0.10
Hershey Co. (The)	198	20	0.19
Hologic, Inc.	227	9	0.09
Hormel Foods Corp.	379	15	0.14
Humana, Inc.	117	40	0.38
IDEXX Laboratories, Inc.	71	18	0.17
Illumina, Inc.	118	43	0.41
Incyte Corp.	138	10	0.09
Intuitive Surgical, Inc.	91	52	0.50
IQVIA Holdings, Inc.	123	16	0.15

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Long U.S. Defensives Index (cont'd)
JM Smucker Co. (The)	160	$16	0.16%
Johnson & Johnson	2,174	300	2.86
Kellogg Co.	349	24	0.23
Keurig Dr. Pepper, Inc.	255	6	0.06
Kimberly-Clark Corp.	496	56	0.54
Kraft Heinz Co. (The)	838	46	0.44
Kroger Co. (The)	1,260	37	0.35
Laboratory Corporation of America Holdings	82	14	0.14
McCormick & Co., Inc.	167	22	0.21
McKesson Corp.	170	23	0.21
Medtronic PLC	1,097	108	1.03
Merck & Co., Inc.	2,215	157	1.49
Mettler-Toledo International, Inc.	21	13	0.12
Molson Coors Brewing Co.	259	16	0.15
Mondelez International, Inc.	2,117	91	0.86
Monster Beverage Corp.	582	34	0.32
Mylan N.V.	434	16	0.15
NextEra Energy, Inc.	1,641	275	2.61
NiSource, Inc.	1,143	28	0.27
NRG Energy, Inc.	1,054	39	0.37
Patterson Cos, Inc.	67	2	0.02
PepsiCo, Inc.	2,006	224	2.13
PerkinElmer, Inc.	89	9	0.08
Perrigo Co., PLC	107	8	0.07
Pfizer, Inc.	4,834	213	2.02
PG&E Corp.	1,798	83	0.79
Philip Morris International, Inc.	2,181	178	1.69
Pinnacle West Capital Corp.	391	31	0.29
PPL Corp.	2,395	70	0.67
Procter & Gamble Co. (The)	3,581	298	2.83
Public Service Enterprise Group, Inc.	1,774	94	0.89
Quest Diagnostics, Inc.	110	12	0.11
Regeneron Pharmaceuticals, Inc.	62	25	0.24
ResMed, Inc.	115	13	0.13
SCANA Corp.	501	19	0.19
Sempra Energy	880	100	0.95
Southern Co. (The)	3,504	153	1.45
Stryker Corp.	261	46	0.44
Sysco Corp.	682	50	0.47
Thermo Fisher Scientific, Inc.	324	79	0.75
Tyson Foods, Inc.	406	24	0.23
UnitedHealth Group, Inc.	783	208	1.98
Universal Health Services, Inc.	72	9	0.09
Varian Medical Systems, Inc.	74	8	0.08
Verizon Communications, Inc.	25,376	1,355	12.88
Vertex Pharmaceuticals, Inc.	204	39	0.37
Walgreens Boots Alliance, Inc.	1,219	89	0.84
Walmart, Inc.	2,056	193	1.84
Waters Corp.	65	13	0.12
WEC Energy Group, Inc.	1,106	74	0.70
Xcel Energy, Inc.	1,780	84	0.80
Zimmer Biomet Holdings, Inc.	164	22	0.20
Zoetis, Inc.	398	36	0.35
Total		$10,518	100.00%

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

The following table represents the equity basket holdings underlying the total return swap with JPM Custom Short U.S. Cyclicals Index as of September 30, 2018:

Security Description	Shares	Value (000)	Index Weight
JPM Custom Short U.S. Cyclicals Index
3M Co.	696	$147	1.30%
Accenture PLC	286	49	0.43
Activision Blizzard, Inc.	350	29	0.26
Acuity Brands, Inc.	49	8	0.07
Adobe Systems, Inc.	229	62	0.55
Advance Auto Parts, Inc.	72	12	0.11
Advanced Micro Devices, Inc.	373	12	0.10
Air Products & Chemicals, Inc.	897	150	1.33
Akamai Technologies, Inc.	79	6	0.05
Alaska Air Group, Inc.	144	10	0.09
Albemarle Corp.	455	45	0.40
Allegion PLC	111	10	0.09
Alliance Data Systems Corp.	22	5	0.05
Alphabet, Inc.	140	167	1.48
Alphabet, Inc.	138	167	1.47
Amazon.com, Inc.	390	781	6.92
American Airlines Group, Inc.	506	21	0.18
AMETEK, Inc.	269	21	0.19
Amphenol Corp.	141	13	0.12
Analog Devices, Inc.	170	16	0.14
ANSYS, Inc.	39	7	0.06
AO Smith Corp.	171	9	0.08
Apergy Corp.	91	4	0.04
Apple, Inc.	2,392	540	4.78
Applied Materials, Inc.	494	19	0.17
Aptiv PLC	261	22	0.19
Arconic, Inc.	493	11	0.10
Autodesk, Inc.	102	16	0.14
Automatic Data Processing, Inc.	206	31	0.27
AutoZone, Inc.	27	21	0.18
Avery Dennison Corp.	364	39	0.35
Ball Corp.	1,448	64	0.56
Best Buy Co., Inc.	260	21	0.18
Boeing Co. (The)	648	241	2.13
Booking Holdings, Inc.	48	95	0.84
BorgWarner, Inc.	194	8	0.07
Broadcom, Inc.	188	46	0.41
CA, Inc.	146	6	0.06
Cadence Design Systems, Inc.	130	6	0.05
CarMax, Inc.	179	13	0.12
Carnival Corp.	399	25	0.23
Caterpillar, Inc.	690	105	0.93
CBS Corp.	356	20	0.18
CF Industries Holdings, Inc.	960	52	0.46
CH Robinson Worldwide, Inc.	164	16	0.14
Charter Communications, Inc.	197	64	0.57
Chipotle Mexican Grill, Inc.	25	11	0.10
Cintas Corp.	100	20	0.18
Cisco Systems, Inc.	2,316	113	1.00
Citrix Systems, Inc.	67	7	0.07
Cognizant Technology Solutions Corp.	274	21	0.19
Comcast Corp.	4,605	163	1.44

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Short U.S. Cyclicals Index (cont'd)
Corning, Inc.	418	$15	0.13%
CSX Corp.	1,066	79	0.70
Cummins, Inc.	184	27	0.24
Darden Restaurants, Inc.	123	14	0.12
Deere & Co.	373	56	0.50
Delphi Technologies PLC	87	3	0.02
Delta Air Lines, Inc.	777	45	0.40
Discovery, Inc.	199	6	0.05
Discovery, Inc.	151	5	0.04
DISH Network Corp.	223	8	0.07
Dollar General Corp.	255	28	0.25
Dollar Tree, Inc.	232	19	0.17
Dover Corp.	182	16	0.14
DowDuPont, Inc.	9,605	618	5.47
DR Horton, Inc.	333	14	0.12
DXC Technology Co.	132	12	0.11
Eastman Chemical Co.	596	57	0.51
Eaton Corp., PLC	519	45	0.40
eBay, Inc.	461	15	0.13
Ecolab, Inc.	1,072	168	1.49
Electronic Arts, Inc.	143	17	0.15
Emerson Electric Co.	747	57	0.51
Equifax, Inc.	140	18	0.16
Expedia Group, Inc.	120	16	0.14
Expeditors International of Washington, Inc.	211	16	0.14
F5 Networks, Inc.	29	6	0.05
Facebook, Inc.	1,098	181	1.60
Fastenal Co.	336	19	0.17
FedEx Corp.	288	69	0.61
Fidelity National Information Services, Inc.	154	17	0.15
Fiserv, Inc.	194	16	0.14
FLIR Systems, Inc.	64	4	0.03
Flowserve Corp.	152	8	0.07
Fluor Corp.	163	9	0.08
FMC Corp.	552	48	0.43
Foot Locker, Inc.	121	6	0.05
Ford Motor Co.	3,829	35	0.31
Fortive Corp.	356	30	0.27
Fortune Brands Home & Security, Inc.	180	9	0.08
Freeport-McMoRan, Inc.	5,539	77	0.68
Gap, Inc. (The)	215	6	0.05
Garmin Ltd.	109	8	0.07
Gartner, Inc.	42	7	0.06
General Dynamics Corp.	325	67	0.59
General Electric Co.	10,102	114	1.01
General Motors Co.	1,284	43	0.38
Genuine Parts Co.	144	14	0.13
Global Payments, Inc.	71	9	0.08
Goodyear Tire & Rubber Co. (The)	246	6	0.05
H&R Block, Inc.	205	5	0.05
Hanesbrands, Inc.	357	7	0.06
Harley-Davidson, Inc.	167	8	0.07
Harris Corp.	55	9	0.08
Hasbro, Inc.	111	12	0.10
Hewlett Packard Enterprise Co.	761	12	0.11

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)		Index Weight
JPM Custom Short U.S. Cyclicals Index (cont'd)
Hilton Worldwide Holdings, Inc.	200	$16		0.14%
Home Depot, Inc. (The)	1,154	239		2.12
Honeywell International, Inc.	889	148		1.31
HP, Inc.	774	20		0.18
IHS Markit Ltd.	424	23		0.20
Illinois Tool Works, Inc.	361	51		0.45
Ingersoll-Rand PLC	296	30		0.27
Intel Corp.	2,176	103		0.91
International Business Machines Corp.	401	61		0.54
International Flavors & Fragrances, Inc.	325	45		0.40
International Paper Co.	1,700	84		0.74
Interpublic Group of Cos, Inc. (The)	385	9		0.08
Intuit, Inc.	113	26		0.23
Jacobs Engineering Group, Inc.	140	11		0.09
JB Hunt Transport Services, Inc.	100	12		0.11
Johnson Controls International PLC	1,088	38		0.34
Juniper Networks, Inc.	176	5		0.05
Kansas City Southern	123	14		0.12
KLA-Tencor Corp.	73	7		0.07
Kohl's Corp.	165	12		0.11
L Brands, Inc.	244	7		0.07
L3 Technologies, Inc.	91	19		0.17
Lam Research Corp.	75	11		0.10
Leggett & Platt, Inc.	130	6		0.05
Lennar Corp.	199	9		0.08
Lennar Corp.	4	—	@	—	@@
LKQ Corp.	302	10		0.08
Lockheed Martin Corp.	292	101		0.89
Lowe's Cos, Inc.	827	95		0.84
LyondellBasell Industries N.V.	1,336	137		1.21
Macy's, Inc.	298	10		0.09
Marriott International (The)	306	40		0.36
Martin Marietta Materials, Inc.	259	47		0.42
Masco Corp.	372	14		0.12
Mastercard, Inc.	432	96		0.85
Mattel, Inc.	336	5		0.05
McDonald's Corp.	793	133		1.18
MGM Resorts International	507	14		0.13
Michael Kors Holdings Ltd.	148	10		0.09
Microchip Technology, Inc.	108	9		0.08
Micron Technology, Inc.	516	23		0.21
Microsoft Corp.	3,567	408		3.61
Mohawk Industries, Inc.	62	11		0.10
Mosaic Co. (The)	1,445	47		0.42
Motorola Solutions, Inc.	75	10		0.09
NetApp, Inc.	125	11		0.10
Netflix, Inc.	423	158		1.40
Newell Brands, Inc.	480	10		0.09
Newmont Mining Corp.	2,195	66		0.59
News Corp.	374	5		0.04
News Corp.	119	2		0.01
Nielsen Holdings PLC	392	11		0.10
NIKE, Inc.	1,286	109		0.97
Nordstrom, Inc.	114	7		0.06
Norfolk Southern Corp.	336	61		0.54
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Short U.S. Cyclicals Index (cont'd)
Northrop Grumman Corp.	203	$64	0.57%
Norwegian Cruise Line Holdings Ltd.	174	10	0.09
Nucor Corp.	1,315	83	0.74
nVent Electric PLC	193	5	0.05
NVIDIA Corp.	278	78	0.69
Omnicom Group, Inc.	226	15	0.14
Oracle Corp.	1,399	72	0.64
O'Reilly Automotive, Inc.	86	30	0.26
PACCAR, Inc.	410	28	0.25
Packaging Corp. of America	388	43	0.38
Parker-Hannifin Corp.	155	29	0.25
Paychex, Inc.	148	11	0.10
PayPal Holdings, Inc.	523	46	0.41
Pentair PLC	193	8	0.07
Perspecta, Inc.	66	2	0.02
PPG Industries, Inc.	1,056	115	1.02
PulteGroup, Inc.	272	7	0.06
PVH Corp.	76	11	0.10
Qorvo, Inc.	59	5	0.04
QUALCOMM, Inc.	684	49	0.44
Quanta Services, Inc.	176	6	0.05
Ralph Lauren Corp.	54	7	0.07
Raytheon Co.	339	70	0.62
Red Hat, Inc.	82	11	0.10
Republic Services, Inc.	267	19	0.17
Robert Half International, Inc.	147	10	0.09
Rockwell Automation, Inc.	150	28	0.25
Roper Technologies, Inc.	119	35	0.31
Ross Stores, Inc.	381	38	0.33
Royal Caribbean Cruises Ltd.	168	22	0.19
salesforce.com, Inc.	316	50	0.45
Seagate Technology PLC	133	6	0.06
Sealed Air Corp.	782	31	0.28
Sherwin-Williams Co. (The)	338	154	1.36
Signet Jewelers Ltd.	59	4	0.03
Skyworks Solutions, Inc.	85	8	0.07
Snap-on, Inc.	67	12	0.11
Southwest Airlines Co.	642	40	0.36
Stanley Black & Decker, Inc.	179	26	0.23
Starbucks Corp.	1,414	80	0.71
Stericycle, Inc.	100	6	0.05
Symantec Corp.	285	6	0.05
Synopsys, Inc.	70	7	0.06
Tapestry, Inc.	277	14	0.12
Target Corp.	535	47	0.42
TE Connectivity Ltd.	164	14	0.13
Texas Instruments, Inc.	459	49	0.44
Textron, Inc.	309	22	0.20
Tiffany & Co.	100	13	0.11
TJX Cos, Inc. (The)	623	70	0.62
Total System Services, Inc.	78	8	0.07
Tractor Supply Co.	124	11	0.10
TransDigm Group, Inc.	56	21	0.18
TripAdvisor, Inc.	106	5	0.05
Twenty-First Century Fox, Inc.	1,030	48	0.42

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Short U.S. Cyclicals Index (cont'd)
Twenty-First Century Fox, Inc.	430	$20	0.17%
Ulta Beauty, Inc.	57	16	0.14
Under Armour, Inc.	181	4	0.03
Under Armour, Inc.	182	4	0.03
Union Pacific Corp.	934	152	1.35
United Continental Holdings, Inc.	302	27	0.24
United Parcel Service, Inc.	804	94	0.83
United Rentals, Inc.	99	16	0.14
United Technologies Corp.	867	121	1.07
VeriSign, Inc.	40	6	0.06
Verisk Analytics, Inc.	181	22	0.19
VF Corp.	320	30	0.26
Viacom, Inc.	345	12	0.10
Visa, Inc.	847	127	1.13
Vulcan Materials Co.	545	61	0.54
Walt Disney Co. (The)	1,511	177	1.57
Waste Management, Inc.	472	43	0.38
Western Digital Corp.	137	8	0.07
Western Union Co. (The)	215	4	0.04
WestRock Co.	1,046	56	0.50
Whirlpool Corp.	71	8	0.07
WW Grainger, Inc.	61	22	0.19
Wyndham Destinations, Inc.	101	4	0.04
Wyndham Hotels & Resorts, Inc.	101	6	0.05
Wynn Resorts Ltd.	78	10	0.09
Xerox Corp.	99	3	0.02
Xilinx, Inc.	115	9	0.08
Xylem, Inc.	210	17	0.15
Yum! Brands, Inc.	338	31	0.27
Total		$11,287	100.00%

@    Value is less than $500.

@@    Index weight is less than 0.005%.

*    Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

BBSW  Australia's Bank Bill Swap.

CDOR  Canadian Dealer Offered Rate.

JIBAR    Johannesburg Interbank Agreed Rate.

KORIBOR  Korea Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

ARS  —  Argentine Peso

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

CLP  —  Chilean Peso

CNH  —  Chinese Yuan Renminbi Offshore

CZK  —  Czech Koruna

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

ILS  —  Israeli Shekel

INR  —  Indian Rupee

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

PHP  —  Philippine Peso

PLN  —  Polish Zloty

RUB  —  Russian Ruble

SEK  —  Swedish Krona

SGD  —  Singapore Dollar

THB  —  Thai Baht

TRY  —  Turkish Lira

TWD  —  Taiwan Dollar

USD  —  United States Dollar

ZAR  —  South African Rand

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Fixed Income Securities	55.4%
Common Stocks	35.8
Short-Term Investments	8.8
Other**	0.0	***
Total Investments	100.0	%****

**  Industries and/or investment types representing less than 5% of total investments.

***  Amount is less than 0.05%.

****  Does not include open long/short futures contracts with a value of approximately $110,444,000 and net unrealized appreciation of approximately $252,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $822,000 and does not include open swap agreements with net unrealized appreciation of approximately $114,000.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Global Strategist Portfolio

Consolidated Statement of Assets and Liabilities	September 30, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $258,225)	$283,364
Investment in Security of Affiliated Issuer, at Value (Cost $20,097)	20,097
Total Investments in Securities, at Value (Cost $278,322)	303,461
Foreign Currency, at Value (Cost $1,073)	1,057
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	3,117
Receivable for Variation Margin on Futures Contracts	3,062
Interest Receivable	1,359
Unrealized Appreciation on Swap Agreements	871
Receivable for Investments Sold	528
Tax Reclaim Receivable	239
Dividends Receivable	106
Receivable for Variation Margin on Swap Agreements	82
Receivable from Affiliate	36
Receivable for Fund Shares Sold	30
Other Assets	59
Total Assets	314,007
Liabilities:
Payable for Investments Purchased	3,700
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	2,295
Due to Broker	1,757
Unrealized Depreciation on Swap Agreements	633
Payable for Fund Shares Redeemed	363
Payable for Advisory Fees	261
Payable for Professional Fees	134
Payable for Trustees' Fees and Expenses	131
Payable for Custodian Fees	65
Payable for Shareholder Services Fees — Class A	46
Payable for Distribution and Shareholder Services Fees — Class L	11
Payable for Distribution and Shareholder Services Fees — Class C	2
Payable for Sub Transfer Agency Fees — Class I	6
Payable for Sub Transfer Agency Fees — Class A	34
Payable for Sub Transfer Agency Fees — Class L	3
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Swap Agreements Termination	25
Payable for Transfer Agency Fees — Class I	4
Payable for Transfer Agency Fees — Class A	15
Payable for Transfer Agency Fees — Class L	2
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Administration Fees	20
Deferred Capital Gain Country Tax	2
Other Liabilities	75
Total Liabilities	9,586
Net Assets	$304,421
Net Assets Consist Of:
Paid-in-Capital	$247,615
Total Distributable Earnings (Loss)	56,806
Net Assets	$304,421

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Global Strategist Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	September 30, 2018 (000)
CLASS I:
Net Assets	$62,998
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	3,694,762
Net Asset Value, Offering and Redemption Price Per Share	$17.05
CLASS A:
Net Assets	$221,707
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	13,121,533
Net Asset Value, Redemption Price Per Share	$16.90
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.94
Maximum Offering Price Per Share	$17.84
CLASS L:
Net Assets	$17,665
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,056,001
Net Asset Value, Offering and Redemption Price Per Share	$16.73
CLASS C:
Net Assets	$1,885
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	113,195
Net Asset Value, Offering and Redemption Price Per Share	$16.65
CLASS IS:
Net Assets	$166
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	9,731
Net Asset Value, Offering and Redemption Price Per Share	$17.06

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Global Strategist Portfolio

Consolidated Statement of Operations	Year Ended September 30, 2018 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $152 of Foreign Taxes Withheld)	$5,102
Dividends from Securities of Unaffiliated Issuers (Net of $263 of Foreign Taxes Withheld)	3,280
Dividends from Security of Affiliated Issuer (Note G)	358
Total Investment Income	8,740
Expenses:
Advisory Fees (Note B)	1,461
Shareholder Services Fees — Class A (Note D)	590
Distribution and Shareholder Services Fees — Class L (Note D)	145
Distribution and Shareholder Services Fees — Class C (Note D)	16
Administration Fees (Note C)	260
Custodian Fees (Note F)	236
Sub Transfer Agency Fees — Class I	52
Sub Transfer Agency Fees — Class A	153
Sub Transfer Agency Fees — Class L	9
Sub Transfer Agency Fees — Class C	1
Professional Fees	212
Pricing Fees	119
Registration Fees	73
Shareholder Reporting Fees	66
Transfer Agency Fees — Class I (Note E)	10
Transfer Agency Fees — Class A (Note E)	36
Transfer Agency Fees — Class L (Note E)	5
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Trustees' Fees and Expenses	10
Other Expenses	53
Total Expenses	3,511
Waiver of Advisory Fees (Note B)	(161)
Reimbursement of Class Specific Expenses — Class I (Note B)	(42)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(42)
Net Expenses	3,263
Net Investment Income	5,477
Realized Gain (Loss):
Investments Sold (Net of $66 of Capital Gain Country Tax)	24,568
Foreign Currency Forward Exchange Contracts	1,995
Foreign Currency Translation	(22)
Futures Contracts	10,275
Swap Agreements	(6,319)
Net Realized Gain	30,497
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $1)	(23,574)
Foreign Currency Forward Exchange Contracts	250
Foreign Currency Translation	(38)
Futures Contracts	(489)
Swap Agreements	32
Net Change in Unrealized Appreciation (Depreciation)	(23,819)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	6,678
Net Increase in Net Assets Resulting from Operations	$12,155

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Global Strategist Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended September 30, 2018 (000)	Year Ended September 30, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5,477	$5,362
Net Realized Gain	30,497	22,118
Net Change in Unrealized Appreciation (Depreciation)	(23,819)	10,072
Net Increase in Net Assets Resulting from Operations	12,155	37,552
Dividends and Distributions to Shareholders:
Class I	(4,282)	(830)*
Class A	(14,484)	(1,982)*
Class L	(1,087)	(40)*
Class C	(72)	— *
Class IS	(10)	(2)*
Total Dividends and Distributions to Shareholders	(19,935)	(2,854)
Capital Share Transactions:(1)
Class I:
Subscribed	5,799	5,495
Distributions Reinvested	4,265	828
Redeemed	(14,485)	(19,136)
Class A:
Subscribed	4,800	3,085
Distributions Reinvested	14,203	1,946
Redeemed	(39,079)	(42,334)
Class L:
Exchanged	226	843
Distributions Reinvested	1,063	40
Redeemed	(3,783)	(5,417)
Class C:
Subscribed	685	92
Distributions Reinvested	72	—
Redeemed	(226)	(456)
Class IS:
Subscribed	24	— @
Distributions Reinvested	9	1
Redeemed	—	(21)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(26,427)	(55,034)
Total Decrease in Net Assets	(34,207)	(20,336)
Net Assets:
Beginning of Period	338,628	358,964
End of Period	$304,421	$338,628 †

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Global Strategist Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2018 (000)	Year Ended September 30, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	338	342
Shares Issued on Distributions Reinvested	253	54
Shares Redeemed	(845)	(1,145)
Net Decrease in Class I Shares Outstanding	(254)	(749)
Class A:
Shares Subscribed	282	191
Shares Issued on Distributions Reinvested	849	126
Shares Redeemed	(2,295)	(2,651)
Net Decrease in Class A Shares Outstanding	(1,164)	(2,334)
Class L:
Shares Exchanged	13	55
Shares Issued on Distributions Reinvested	64	3
Shares Redeemed	(223)	(346)
Net Decrease in Class L Shares Outstanding	(146)	(288)
Class C:
Shares Subscribed	42	6
Shares Issued on Distributions Reinvested	4	—
Shares Redeemed	(14)	(29)
Net Increase (Decrease) in Class C Shares Outstanding	32	(23)
Class IS:
Shares Subscribed	1	— @@
Shares Issued on Distributions Reinvested	1	— @@
Shares Redeemed	—	(1)
Net Increase (Decrease) in Class IS Shares Outstanding	2	(1)

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The following information was previously reported in the September 30, 2017 consolidated financial statements. The distribution information for the year ended September 30, 2017 presented on the Consolidated Statements of Changes in Net Assets is presented for comparative purposes to the September 30, 2018 consolidated financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended September 30, 2017 were as follows:

Class I:
Net Investment Income	$(830)
Class A:
Net Investment Income	$(1,982)
Class L:
Net Investment Income	$(40)
Class C:
Net Investment Income	$—
Class IS:
Net Investment Income	$(2)

†  Accumulated Undistributed Net Investment Income for the year ended September 30, 2017 was $315.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Financial Highlights

Global Strategist Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2018		2017		2016(1)(2)		2015(2)		2014(2)
Net Asset Value, Beginning of Period	$17.48		$15.79		$14.58		$16.99		$16.96
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.33		0.30		0.28		0.28		0.34
Net Realized and Unrealized Gain (Loss)	0.35		1.57		0.95		(1.73)		1.15
Total from Investment Operations	0.68		1.87		1.23		(1.45)		1.49
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.18)		—		(0.35)		(0.23)
Net Realized Gain	(0.90)		—		(0.02)		(0.61)		(1.23)
Total Distributions	(1.11)		(0.18)		(0.02)		(0.96)		(1.46)
Net Asset Value, End of Period	$17.05		$17.48		$15.79		$14.58		$16.99
Total Return(4)	3.94%		11.98%		8.42	%(5)	(8.87)%		9.37%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$62,998		$69,017		$74,158		$83,930		$72,952
Ratio of Expenses to Average Net Assets(7)	0.73	%(6)	0.72	%(6)	0.68	%(6)	0.73	%(6)	0.72	%(6)
Ratio of Net Investment Income to Average Net Assets(7)	1.95	%(6)	1.87	%(6)	1.84	%(6)	1.78	%(6)	1.99	%(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.02%		0.01%		0.01%		0.02%
Portfolio Turnover Rate	132%		176%		103%		98%		62%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.85%		0.85%		0.81%		0.83%		0.83%
Net Investment Income to Average Net Assets	1.83%		1.74%		1.71%		1.68%		1.88%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.05% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.05% lower had the Custodian not reimbursed the Fund.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.21% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 8.21%.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Financial Highlights

Global Strategist Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2018		2017		2016(1)(2)		2015(2)		2014(2)
Net Asset Value, Beginning of Period	$17.32		$15.64		$14.50		$16.88		$16.88
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.28		0.25		0.23		0.23		0.27
Net Realized and Unrealized Gain (Loss)	0.35		1.56		0.93		(1.71)		1.15
Total from Investment Operations	0.63		1.81		1.16		(1.48)		1.42
Distributions from and/or in Excess of:
Net Investment Income	(0.15)		(0.13)		—		(0.29)		(0.19)
Net Realized Gain	(0.90)		—		(0.02)		(0.61)		(1.23)
Total Distributions	(1.05)		(0.13)		(0.02)		(0.90)		(1.42)
Net Asset Value, End of Period	$16.90		$17.32		$15.64		$14.50		$16.88
Total Return(4)	3.68%		11.64%		7.98	%(5)	(9.16)%		9.02%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$221,707		$247,483		$259,999		$287,438		$365,642
Ratio of Expenses to Average Net Assets(7)	1.03	%(6)	1.05	%(6)	0.99	%(6)	1.05	%(6)	1.07	%(6)
Ratio of Net Investment Income to Average Net Assets(7)	1.66	%(6)	1.52	%(6)	1.56	%(6)	1.44	%(6)	1.64	%(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.02%		0.01%		0.01%		0.02%
Portfolio Turnover Rate	132%		176%		103%		98%		62%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.09%		1.12%		1.11%		1.11%		1.14%
Net Investment Income to Average Net Assets	1.60%		1.45%		1.44%		1.38%		1.57%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been 0.07% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.07% lower had the Custodian not reimbursed the Fund.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.27% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 7.71%.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Financial Highlights

Global Strategist Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2018		2017		2016(1)(2)		2015(2)		2014(2)
Net Asset Value, Beginning of Period	$17.15		$15.47		$14.41		$16.79		$16.78
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.19		0.16		0.15		0.15		0.19
Net Realized and Unrealized Gain (Loss)	0.34		1.55		0.93		(1.72)		1.15
Total from Investment Operations	0.53		1.71		1.08		(1.57)		1.34
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		(0.03)		—		(0.20)		(0.10)
Net Realized Gain	(0.90)		—		(0.02)		(0.61)		(1.23)
Total Distributions	(0.95)		(0.03)		(0.02)		(0.81)		(1.33)
Net Asset Value, End of Period	$16.73		$17.15		$15.47		$14.41		$16.79
Total Return(4)	3.13%		11.07%		7.47	%(5)	(9.66)%		8.49%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$17,665		$20,605		$23,051		$24,544		$28,032
Ratio of Expenses to Average Net Assets(7)	1.52	%(6)	1.57	%(6)	1.52	%(6)	1.58	%(6)	1.57	%(6)
Ratio of Net Investment Income to Average Net Assets(7)	1.12	%(6)	1.00	%(6)	1.03	%(6)	0.93	%(6)	1.14	%(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.02%		0.01%		0.01%		0.02%
Portfolio Turnover Rate	132%		176%		103%		98%		62%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.58%		1.66%		1.64%		1.69%		1.70%
Net Investment Income to Average Net Assets	1.06%		0.91%		0.91%		0.82%		1.01%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets would have been 0.06% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.06% lower had the Custodian not reimbursed the Fund.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 7.27%.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Financial Highlights

Global Strategist Portfolio

	Class C
	Year Ended September 30,						Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)(3)		September 30, 2015(3)
Net Asset Value, Beginning of Period	$17.08		$15.42		$14.41		$16.03
Income (Loss) from Investment Operations:
Net Investment Income(4)	0.21		0.11		0.10		0.03
Net Realized and Unrealized Gain (Loss)	0.27		1.55		0.93		(1.65)
Total from Investment Operations	0.48		1.66		1.03		(1.62)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		—		—		—
Net Realized Gain	(0.90)		—		(0.02)		—
Total Distributions	(0.91)		—		(0.02)		—
Net Asset Value, End of Period	$16.65		$17.08		$15.42		$14.41
Total Return(5)	2.83%		10.77%		7.13	%(6)	(10.11	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,885		$1,386		$1,613		$1,363
Ratio of Expenses to Average Net Assets(10)	1.83	%(7)	1.82	%(7)	1.81	%(7)	1.83	%(7)(9)
Ratio of Net Investment Income to Average Net Assets(10)	1.28	%(7)	0.72	%(7)	0.71	%(7)	0.54	%(7)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.02%		0.01%		0.01	%(9)
Portfolio Turnover Rate	132%		176%		103%		98	%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.99%		2.02%		1.94%		2.28	%(9)
Net Investment Income to Average Net Assets	1.12%		0.52%		0.58%		0.09	%(9)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets would have been 0.02% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.02% lower had the Custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Not consolidated.

(4)  Per share amount is based on average shares outstanding.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  Performance was positively impacted by approximately 0.21% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 6.92%.

(7)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Consolidated Financial Highlights

Global Strategist Portfolio

	Class IS
	Year Ended September 30,						Period from May 29, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)(3)		September 30, 2015(3)
Net Asset Value, Beginning of Period	$17.49		$15.79		$14.59		$15.97
Income (Loss) from Investment Operations:
Net Investment Income(4)	0.37		0.31		0.26		0.09
Net Realized and Unrealized Gain (Loss)	0.31		1.57		0.96		(1.47)
Total from Investment Operations	0.68		1.88		1.22		(1.38)
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.18)		—		—
Net Realized Gain	(0.90)		—		(0.02)		—
Total Distributions	(1.11)		(0.18)		(0.02)		—
Net Asset Value, End of Period	$17.06		$17.49		$15.79		$14.59
Total Return(5)	3.98%		12.08%		8.42	%(6)	(8.70	)%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$166		$137		$143		$9
Ratio of Expenses to Average Net Assets(11)	0.70	%(7)	0.69	%(7)	0.70	%(7)	0.71	%(7)(10)
Ratio of Net Investment Income to Average Net Assets(11)	2.13	%(7)	1.88	%(7)	1.68	%(7)	1.66	%(7)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.02%		0.01%		0.00	%(8)(10)
Portfolio Turnover Rate	132%		176%		103%		98	%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.95%		2.17%		5.44%		16.27	%(10)
Net Investment Income (Loss) to Average Net Assets	0.88%		0.40%		(3.06)%		(13.90	)%(10)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Not consolidated.

(4)  Per share amount is based on average shares outstanding.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  Performance was positively impacted by approximately 0.35% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class IS shares would have been approximately 8.07%.

(7)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund", collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying consolidated financial statements relate to the Global Strategist Portfolio. The Fund seeks above-average total return over a market cycle of three to five years. The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS.

The Fund has suspended offering Class L shares for sales to all investors. Class L shareholders of the Fund do not have the option to purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Global Strategist Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation. As of September 30, 2018, the Subsidiary represented approximately $30,242,000 or approximately 9.93% of the total assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's consolidated financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) an equity

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Consolidated Financial Statements (cont'd)

portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) OTC swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (6) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Consolidated Financial Statements (cont'd)

circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgage	$—	$191	$—	$191
Agency Fixed Rate Mortgages	—	8,013	—	8,013
Asset-Backed Securities	—	891	—	891
Collateralized Mortgage Obligations — Agency Collateral Series	—	167	—	167
Commercial Mortgage- Backed Securities	—	1,794	—	1,794
Corporate Bonds	—	38,946	—	38,946
Mortgages — Other	—	1,401	—	1,401
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Fixed Income Securities (cont'd)
Sovereign	$—	$87,309	$—		$87,309
U.S. Treasury Securities	—	29,488	—		29,488
Total Fixed Income Securities	—	168,200	—		168,200
Common Stocks
Aerospace & Defense	1,879	—	—		1,879
Air Freight & Logistics	514	—	—		514
Airlines	88	—	—		88
Auto Components	370	—	—		370
Automobiles	929	—	—		929
Banks	14,417	—	—		14,417
Beverages	1,842	—	—		1,842
Biotechnology	1,762	—	—		1,762
Building Products	403	—	—		403
Capital Markets	2,836	—	—		2,836
Chemicals	2,494	—	—		2,494
Commercial Services & Supplies	462	—	—		462
Communications Equipment	1,063	—	—		1,063
Construction & Engineering	501	—	—		501
Construction Materials	334	—	—		334
Consumer Finance	4,867	—	—		4,867
Containers & Packaging	240	—	—		240
Distributors	24	—	—		24
Diversified Consumer Services	29	—	—		29
Diversified Financial Services	452	—	—		452
Diversified Telecommunication Services	3,095	—	—		3,095
Electric Utilities	1,719	—	—		1,719
Electrical Equipment	1,222	—	—		1,222
Electronic Equipment, Instruments & Components	257	—	—		257
Energy Equipment & Services	569	—	—	†	569	†
Equity Real Estate Investment Trusts (REITs)	2,018	—	—		2,018
Food & Staples Retailing	2,416	—	—		2,416
Food Products	2,253	—	—		2,253
Gas Utilities	190	—	—		190
Health Care Equipment & Supplies	2,251	—	—		2,251
Health Care Providers & Services	1,996	—	—		1,996
Health Care Technology	53	—	—		53
Hotels, Restaurants & Leisure	1,804	—	—		1,804
Household Durables	213	—	—		213
Household Products	1,317	—	—		1,317
Independent Power & Renewable Electricity Producers	43	—	—		43
Industrial Conglomerates	1,191	—	—		1,191
Information Technology Services	2,969	—	—		2,969
Insurance	3,483	—	—		3,483

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Consolidated Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Internet & Direct Marketing Retail	$2,250		$—	$—		$2,250
Internet Software & Services	1,763		—	—		1,763
Leisure Products	30		—	—		30
Life Sciences Tools & Services	528		—	—		528
Machinery	1,554		—	—		1,554
Marine	112		—	—		112
Media	2,160		—	—		2,160
Metals & Mining	2,071		—	—		2,071
Multi-Line Retail	341		—	—		341
Multi-Utilities	1,168		—	—		1,168
Oil, Gas & Consumable Fuels	6,907		—	—		6,907
Paper & Forest Products	201		—	—		201
Personal Products	1,116		—	—		1,116
Pharmaceuticals	5,666		—	—		5,666
Professional Services	970		—	—		970
Real Estate Management & Development	746		—	—		746
Road & Rail	1,315		—	—		1,315
Semiconductors & Semiconductor Equipment	2,509		—	—	@	2,509
Software	3,495		—	—		3,495
Specialty Retail	1,283		—	—		1,283
Tech Hardware, Storage & Peripherals	3,891		—	—		3,891
Textiles, Apparel & Luxury Goods	1,574		—	—		1,574
Thrifts & Mortgage Finance	16		—	—		16
Tobacco	1,011		—	—		1,011
Trading Companies & Distributors	493		—	—		493
Transportation Infrastructure	268		—	—		268
Water Utilities	48		—	—		48
Wireless Telecommunication Services	413		—	—		413
Total Common Stocks	108,464		—	—	@†	108,464	†
Right	—	@	—	—		—	@
Warrant	—	@	—	—		—	@
Short-Term Investments
Investment Company	20,097		—	—		20,097
U.S. Treasury Securities	—		6,700	—		6,700
Total Short-Term Investments	20,097		6,700	—		26,797
Foreign Currency Forward Exchange Contracts	—		3,117	—		3,117
Futures Contracts	497		—	—		497
Interest Rate Swap Agreements	—		14	—		14
Total Return Swap Agreements	—		871	—		871
Total Assets	129,058		178,902	—	@†	307,960	†
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Liabilities:
Foreign Currency Forward Exchange Contracts	$—	$(2,295)	$—		$(2,295)
Futures Contracts	(245)	—	—		(245)
Interest Rate Swap Agreements	—	(165)	—		(165)
Total Return Swap Agreements	—	(606)	—		(606)
Total Liabilities	(245)	(3,066)	—		(3,311)
Total	$128,813	$175,836	$—	@†	$304,649 †

@  Value is less than $500.

†  Includes one or more securities which are valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks (000)
Beginning Balance		$—	@†
Purchases		—
Sales		—
Amortization of discount		—
Transfers in		—
Transfers out		—
Corporate actions		(30)
Change in unrealized appreciation (depreciation)		30
Realized gains (losses)		—
Ending Balance		$—	@†
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2018	$	(—	@)

@  Value is less than $500.

†  Includes one or more securities which are valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Consolidated Financial Statements (cont'd)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Consolidated Financial Statements (cont'd)

satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Consolidated Financial Statements (cont'd)

of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Consolidated Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Consolidated Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Consolidated Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Consolidated Financial Statements (cont'd)

move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2018:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$3,117
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	326	(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	171	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	871
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	14	(a)
Total			$4,499
	Liability Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(2,295)
Futures Contract	Variation Margin on Futures Contracts	Commodity Risk	(38	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(25	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(182	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(606)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Interest Rate Risk	(27)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(138	)(a)
Total			$(3,311)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Consolidated Portfolio of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$1,995
Commodity Risk	Futures Contracts	244
Equity Risk	Futures Contracts	10,489
Interest Rate Risk	Futures Contracts	(458)
Equity Risk	Swap Agreements	(6,818)
Interest Rate Risk	Swap Agreements	499
Total		$5,951
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$250
Commodity Risk	Futures Contracts	(62)
Equity Risk	Futures Contracts	(227)
Interest Rate Risk	Futures Contracts	(200)
Equity Risk	Swap Agreements	(25)
Interest Rate Risk	Swap Agreements	57
Total		$(207)

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Consolidated Financial Statements (cont'd)

At September 30, 2018, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$3,117	$(2,295)
Swap Agreements	871	(633)
Total	$3,988	$(2,928)

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2018:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(d) (000)	Net Amount (not less than $0) (000)
Bank of America NA	$23	$(23)	$—	$0
Bank of Montreal	3	(3)	—	0
Barclays Bank PLC	164	(141)	—	23
BNP Paribas SA	250	(250)	—	0
Citibank NA	432	(432)	—	0
Commonwealth Bank of Australia	19	(1)	—	18
Credit Suisse International	13	—	—	13
Goldman Sachs International	1,640	(484)	(1,009)	147
JPMorgan Chase Bank NA	1,199	(406)	(748)	45
Royal Bank of Canada	52	(41)	—	11
State Street Bank and Trust Co.	15	(6)	—	9
UBS AG	178	(127)	—	51
Total	$3,988	$(1,914)	$(1,757)	$317
Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Liability Consolidated Statement of Assets and Liabilities (000)	Presented in the Financial Instrument (000)	Collateral Pledged(d) (000)	Derivatives Net Amount (not less than $0) (000)
Bank of America NA	$88	$(23)	$	$65
Bank of Montreal	3	(3)	—	0
Barclays Bank PLC	155	(141)	—	14
BNP Paribas SA	1,033	(250)	(783)	0
Citibank NA	584	(432)	(55)	97
Commonwealth Bank of Australia	1	(1)	—	0
Goldman Sachs International	484	(484)	—	0
JPMorgan Chase Bank NA	406	(406)	—	0
Royal Bank of Canada	41	(41)	—	0
State Street Bank and Trust Co.	6	(6)	—	0
UBS AG	127	(127)	—	0
Total	$2,928	$(1,914)	$(838)	$176

(d) In some instances, the actual collateral received/pledged may be more than the amount shown here due to overcollateralization.

For the year ended September 30, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$232,520,000
Futures Contracts:
Average monthly original value	$178,906,000
Swap Agreements:
Average monthly notional amount	$132,062,000

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Consolidated Financial Statements (cont'd)

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.45% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.74% for Class I shares, 1.09% for Class A shares, 1.59% for Class L shares, 1.84% for Class C shares and 0.71% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2018, approximately $161,000 of advisory fees were waived and approximately $45,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Consolidated Financial Statements (cont'd)

pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Trust pays BFDS a fee based on the number of classes, accounts and transactions relating to the

Funds of the Trust. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $184,547,000 and $224,915,000, respectively. For the year ended September 30, 2018, purchases and sales of long-term U.S. Government securities were approximately $114,878,000 and $97,056,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2018, advisory fees paid were reduced by approximately $42,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in share of the affiliated investments companies during the year ended September 30, 2018 are as follows:

Affiliated Investment Company	Value September 30, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$39,976	$186,912	$206,791	$358
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2018 (000)
Liquidity Funds	$—	$—	$20,097

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Consolidated Financial Statements (cont'd)

executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for U.S. GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$3,262	$16,673	$2,854	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for swap transactions, tax adjustments on passive foreign investment companies sold by the Fund, foreign capital gain tax and tax adjustments related to the Subsidiary, resulted in the following reclassifications among the components of net assets at September 30, 2018:

Total Distributable Earnings (Loss) (000)	Paid-in- Capital (000)
$8	$(8)

At September 30, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$9,380	$28,489

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2018, the Fund did not have any borrowings under the Facility.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Consolidated Financial Statements (cont'd)

J. Other: At September 30, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 49.9%.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the "ASU") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Global Strategist Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Global Strategist Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund Trust (the "Trust")), including the consolidated portfolio of investments, as of September 30, 2018, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2018, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 20, 2018

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2017, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2018. For corporate shareholders, 27.36% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $16,673,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended September 30, 2018. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $3,531,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $259,000 and has derived net income from sources within foreign countries amounting to approximately $7,449,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program(2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	87	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTGSANN
2289748 EXP 11.30.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

High Yield Portfolio

Annual Report

September 30, 2018

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	33
Investment Advisory Agreement Approval	34
Privacy Notice	36
Trustee and Officer Information	39

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in High Yield Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2018

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Expense Example (unaudited)

High Yield Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/18	Actual Ending Account Value 9/30/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
High Yield Portfolio Class I	$1,000.00	$1,033.40	$1,021.81	$3.31	*	$3.29	*	0.65%
High Yield Portfolio Class A	1,000.00	1,030.60	1,020.05	5.09	*	5.06	*	1.00
High Yield Portfolio Class L	1,000.00	1,029.20	1,018.80	6.36	*	6.33	*	1.25
High Yield Portfolio Class C	1,000.00	1,026.80	1,016.29	8.89	*	8.85	*	1.75
High Yield Portfolio Class IS	1,000.00	1,033.50	1,021.96	3.16	*	3.14	*	0.62
High Yield Portfolio Class IR^	1,000.00	1,019.20	1,012.60	1.80	**	1.79	**	0.62

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 105/365 (to reflect the actual days accrued in the period).

***Annualized.

^  The Fund commenced offering of Class IR Shares on June 15, 2018.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited)

High Yield Portfolio

The Fund seeks total return.

Performance

For the fiscal year ended September 30, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 5.01%, net of fees. The Fund's Class I shares outperformed against the Fund's benchmark, the Bloomberg Barclays U.S. Corporate High Yield Index (the "Index"), which returned 3.05%.

Factors Affecting Performance

•  In the final quarter of 2017, credit spreads on U.S. high yield bonds tightened to levels not see in several years, as spreads continued to narrow. Macro conditions remained supportive, and economic data continued to be solid. The high yield corporate market, as represented by the Index, finished the quarter tighter on a spread basis, but wider on a yield basis. Spreads tightened 6 basis points (bps) to end the quarter at 364 bps, while yields widened 27 bps to end the year at 5.72%.i

•  The U.S. high yield market kicked off the new year where it left off in 2017, and credit spreads narrowed to cycle tights against the backdrop of rising commodity prices, positive ratings momentum and improving economic trends. The U.S. high yield market produced total returns of +0.60% in January 2018, as measured by the Index. Over the month, spreads tightened 24 bps to end the month at 340 bps while yields rose 6 bps to end the month at 5.78%.ii By the end of January, spreads were at their tightest levels since 2006. However, as much as January felt like goldilocks conditions for markets, it seemed like March was a perfect storm of risks — a trade war, rising short-term interest rates and an equity sell-off. The high yield corporate market finished the first quarter wider on both a spread and yield basis. Spreads widened 4 bps to end the quarter at 369 bps, while yields widened 47 bps to end the quarter at 6.19%.iii

•  Following weakness in the end of the first quarter of 2018, the U.S. high yield market generated positive total returns in the second quarter, despite an uptick in geopolitical tension and volatile swings in equities, Treasuries and oil prices.

•  After a solid second quarter, the U.S. high yield market showed few signs of slowing as it generated total returns of 2.40% during the third quarter, as measured by the Index.iv The high yield corporate market finished the quarter tighter on both a spread and yield basis. Spreads tightened by 48 bps to end the quarter at 333 bps while yields tightened 25 bps to end the quarter at 6.24%.iv As of September 30, 2018, yields were 52 bps wider since the beginning of 2018, while spreads were 30 basis points tighter.iv Year-to-date through September 30, 2018, CCC-rated bonds remained the notable outperformer, returning +5.99%, compared to +3.17% for B-rated bonds and 0.51% for BB-rated bonds.iv Lighter-than-anticipated new issue supply was a positive technical for the market during 2018. For some context, in September 2018 the high yield primary market priced only $18.3 billion of supply while in September 2017 new issuance totaled $43.3 billion.v As a result, year-to-date gross supply through September 30, 2018 was down 34% year-over-year.v Notably, net loan issuance was 23% ahead of last year's pace.v Default activity has also remained extremely light, with only one default in September. This follows no defaults in August, one in July and none in June.

•  Over the 12-month period, the largest contributor to performance was the Fund's overweight positioning to exploration and production, which had a strong positive impact on performance as oil prices rose over the period. The Fund's overweights to capital goods and consumer cyclicals were also additive to performance.

•  The Fund's broad underweight to the communications sector detracted from performance. However, we continued to underweight this sector, as cable and wireless credits tend to have low coupon and long duration capital structures.

•  From a ratings perspective, the Fund's overweight to CCC-rated bonds was additive to performance, as lower-quality bonds outperformed over the period.

•  An off-benchmark allocation to bank loans was a positive contributor to relative performance.

i  Source: Bloomberg Barclays. Data as of December 31, 2017.

ii  Source: Bloomberg Barclays. Data as of January 31, 2018.

iii  Source: Bloomberg Barclays. Data as of March 31, 2018.

iv  Source: Bloomberg Barclays. Data as of September 30, 2018.

v  Source: JP Morgan. Data as of September 28, 2018.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited) (cont'd)

High Yield Portfolio

Management Strategies

•  The Fund is focused on middle-market high yield credits, which we define as companies with
$150 million to $1 billion of total debt outstanding. We believe that this segment of the high yield market offers attractive opportunities, as market participants (including asset managers and sell-side research analysts) do not cover it as closely as they do the largest high yield credits. This focus aided relative performance because the middle-market segment offered a yield advantage over the broader high yield market.

•  We maintain the Fund's overweight in B-rated and CCC-rated bonds, which we believe offer better risk-adjusted return and less sensitivity to interest rate risk compared to BB-rated bonds.

•  We continue to be overweight transportation and building materials, and remain broadly underweight communications and financials, as much of the U.S. high yield financial universe tends to cater to subprime borrowers in some fashion.

*  Minimum Investment

**  Commenced operations on February 7, 2012.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C, Class IS and Class IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited) (cont'd)

High Yield Portfolio

Performance Compared to the Bloomberg Barclays U.S. Corporate High Yield Index(1) and the Lipper High Current Yield Bond Funds Index(2)

	Period Ended September 30, 2018 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	5.01%	6.01%	—	8.17%
Fund — Class A Shares w/o sales charges(4)	4.64	5.63	—	7.81
Fund — Class A Shares with maximum 4.25% sales charges(4)	0.19	4.72	—	7.12
Fund — Class L Shares w/o sales charges(4)	4.37	5.36	—	7.54
Fund — Class C Shares w/o sales charges(6)	3.91	—	—	4.52
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	2.93	—	—	4.52
Fund — Class IS Shares w/o sales charges(5)	5.04	—	—	4.77
Fund — Class IR Shares w/o sales charges(7)	—	—	—	1.92
Bloomberg Barclays U.S. Corporate High Yield Index	3.05	5.54	—	6.45
Lipper High Current Yield Bond Funds Index	2.70	4.82	—	5.84

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Returns for period less than one year are not annualized. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Bloomberg Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper High Current Yield Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper High Current Yield Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper High Current Yield Bond Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on February 7, 2012.

(5)  Commenced operations on March 28, 2014.

(6)  Commenced operations on April 30, 2015.

(7)  Commenced operations on June 15, 2018.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments

High Yield Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (96.5%)
Corporate Bonds (90.0%)
Basic Materials (4.1%)
American Gilsonite Co.
17.00% Cash, 3.41% PIK, 12/31/21 (a)(b)(c)	$215	$241
Eldorado Gold Corp.
6.13%, 12/15/20 (a)	1,050	1,000
First Quantum Minerals Ltd.
7.50%, 4/1/25 (a)	1,000	952
Hexion, Inc.
10.00%, 4/15/20	1,000	984
Hudbay Minerals, Inc.
7.25%, 1/15/23 (a)	750	774
IAMGOLD Corp.
7.00%, 4/15/25 (a)	500	499
International Wire Group, Inc.
10.75%, 8/1/21 (a)	850	844
Mercer International, Inc.
5.50%, 1/15/26	425	418
MSCI, Inc.
4.75%, 8/1/26 (a)	150	149
PQ Corp.
5.75%, 12/15/25 (a)	325	323
Schweitzer-Mauduit International, Inc.
6.88%, 10/1/26 (a)	700	716
Valvoline, Inc.
5.50%, 7/15/24	550	553
Versum Materials, Inc.
5.50%, 9/30/24 (a)	250	256
		7,709
Communications (6.5%)
Altice France SA
7.38%, 5/1/26 (a)	825	828
Altice Luxembourg SA
7.63%, 2/15/25 (a)	850	778
Block Communications, Inc.
6.88%, 2/15/25 (a)	750	772
Cable One, Inc.
5.75%, 6/15/22 (a)	350	357
CCO Holdings LLC/CCO Holdings Capital Corp.
5.00%, 2/1/28 (a)	750	707
CommScope Technologies LLC
5.00%, 3/15/27 (a)	400	386
CSC Holdings LLC
5.25%, 6/1/24	850	833
DISH DBS Corp.
7.75%, 7/1/26	375	355
EW Scripps Co. (The)
5.13%, 5/15/25 (a)	700	675
Gray Television, Inc.
5.88%, 7/15/26 (a)	700	696
	Face Amount (000)	Value (000)
HC2 Holdings, Inc.
11.00%, 12/1/19 (a)	$975	$985
Intelsat Connect Finance SA
9.50%, 2/15/23 (a)	750	747
Intelsat Jackson Holdings SA
8.50%, 10/15/24 (a)	500	506
Lamar Media Corp.
5.75%, 2/1/26	300	312
MDC Partners, Inc.
6.50%, 5/1/24 (a)	864	773
Midcontinent Communications/Midcontinent Finance Corp.
6.88%, 8/15/23 (a)	500	526
Sprint Communications, Inc.
6.00%, 11/15/22	1,500	1,534
Virgin Media Secured Finance PLC
5.50%, 8/15/26 (a)	450	445
		12,215
Consumer, Cyclical (17.5%)
Air Canada
7.75%, 4/15/21 (a)	500	545
American Builders & Contractors Supply Co., Inc.
5.88%, 5/15/26 (a)	750	755
Aramark Services, Inc.
4.75%, 6/1/26	400	393
Aston Martin Capital Holdings Ltd.
6.50%, 4/15/22 (a)	400	411
AV Homes, Inc.
6.63%, 5/15/22	525	543
Beacon Roofing Supply, Inc.
6.38%, 10/1/23	500	520
Beazer Homes USA, Inc.,
5.88%, 10/15/27	425	363
8.75%, 3/15/22	500	530
Boyd Gaming Corp.
6.00%, 8/15/26	700	709
Boyne USA, Inc.
7.25%, 5/1/25 (a)	780	829
Carrols Restaurant Group, Inc.
8.00%, 5/1/22	525	548
CCM Merger, Inc.
6.00%, 3/15/22 (a)	750	772
Century Communities, Inc.
5.88%, 7/15/25	775	723
Cumberland Farms, Inc.
6.75%, 5/1/25 (a)	800	822
Delta Merger Sub, Inc.
6.00%, 9/15/26 (a)	250	254
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.50%, 2/15/23 (a)	750	771

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Consumer, Cyclical (cont'd)
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC
7.50%, 5/1/25 (a)	$425	$417
Eldorado Resorts, Inc.
6.00%, 4/1/25	750	762
EMI Music Publishing Group North America Holdings, Inc.
7.63%, 6/15/24 (a)	550	593
FelCor Lodging LP
6.00%, 6/1/25	250	261
Ferrellgas LP/Ferrellgas Finance Corp.
6.75%, 1/15/22	850	746
Global Partners LP/GLP Finance Corp.,
6.25%, 7/15/22	750	750
7.00%, 6/15/23	115	117
Golden Nugget, Inc.
8.75%, 10/1/25 (a)	850	893
Hanesbrands, Inc.
4.88%, 5/15/26 (a)	500	481
IRB Holding Corp.
6.75%, 2/15/26 (a)	445	437
JB Poindexter & Co., Inc.
7.13%, 4/15/26 (a)	750	782
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
5.00%, 6/1/24 (a)	550	547
LGI Homes, Inc.
6.88%, 7/15/26 (a)	500	492
Mattamy Group Corp.
6.88%, 12/15/23 (a)	750	761
Mclaren Finance PLC
5.75%, 8/1/22 (a)	750	738
Meritor, Inc.
6.25%, 2/15/24	500	512
Nathan's Famous, Inc.
6.63%, 11/1/25 (a)	900	903
National CineMedia LLC
5.75%, 8/15/26	750	714
Navistar International Corp.
6.63%, 11/1/25 (a)	700	731
Neiman Marcus Group Ltd., LLC
8.75% Cash, 9.50% PIK, 10/15/21 (a)(b)	384	255
New Home Co., Inc. (The)
7.25%, 4/1/22	700	717
Party City Holdings, Inc.,
6.13%, 8/15/23 (a)	500	509
6.63%, 8/1/26 (a)	175	178
Rite Aid Corp.
6.13%, 4/1/23 (a)	750	676
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
6.13%, 8/15/21 (a)	950	950
	Face Amount (000)	Value (000)
Sally Holdings LLC/Sally Capital, Inc.
5.63%, 12/1/25	$500	$479
Silversea Cruise Finance Ltd.
7.25%, 2/1/25 (a)	850	929
Sonic Automotive, Inc.
5.00%, 5/15/23	750	711
Speedway Motorsports, Inc.
5.13%, 2/1/23	500	502
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp.
5.88%, 5/15/25 (a)	800	758
Tempur Sealy International, Inc.
5.50%, 6/15/26	500	481
Titan International, Inc.
6.50%, 11/30/23	850	824
VistaJet Malta Finance PLC/VistaJet Co., Finance LLC
7.75%, 6/1/20 (a)	1,200	1,217
William Lyon Homes, Inc.
6.00%, 9/1/23	950	921
Williams Scotsman International, Inc.
7.88%, 12/15/22 (a)	800	826
Wolverine World Wide, Inc.
5.00%, 9/1/26 (a)	650	639
		32,697
Consumer, Non-Cyclical (15.4%)
Acadia Healthcare Co., Inc.,
5.13%, 7/1/22	250	251
5.63%, 2/15/23	350	354
ACCO Brands Corp.
5.25%, 12/15/24 (a)	600	597
Ahern Rentals, Inc.
7.38%, 5/15/23 (a)	925	916
Albertsons Cos., LLC/Safeway, Inc./ New Albertson's, Inc./Albertson's LLC
5.75%, 3/15/25	700	634
APTIM Corp.
7.75%, 6/15/25 (a)	750	649
APX Group, Inc.
7.63%, 9/1/23	700	650
Bausch Health Cos, Inc.,
5.88%, 5/15/23 (a)	750	734
6.13%, 4/15/25 (a)	750	714
9.00%, 12/15/25 (a)	400	432
Beverages & More, Inc.
11.50%, 6/15/22 (a)	900	724
Central Garden & Pet Co.
5.13%, 2/1/28	350	333
Chobani LLC/Chobani Finance Corp., Inc.
7.50%, 4/15/25 (a)	525	479
Clearwater Seafoods, Inc.
6.88%, 5/1/25 (a)	500	484

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Consumer, Non-Cyclical (cont'd)
Eagle Holding Co., II LLC
7.63% Cash, 8.38% PIK, 5/15/22 (a)(b)	$500	$508
Emeco Pty Ltd., Series B
9.25%, 3/31/22	937	1,002
Endo Dac/Endo Finance LLC/Endo Finco, Inc.
6.00%, 7/15/23 (a)	950	848
Envision Healthcare Corp.
5.63%, 7/15/22	400	411
FAGE International SA/FAGE USA Dairy Industry, Inc.
5.63%, 8/15/26 (a)	900	830
First Quality Finance Co., Inc.
5.00%, 7/1/25 (a)	680	638
Flexi-Van Leasing, Inc.
10.00%, 2/15/23 (a)	1,015	888
Great Lakes Dredge & Dock Corp.
8.00%, 5/15/22	850	875
Hadrian Merger Sub, Inc.
8.50%, 5/1/26 (a)	350	335
HCA, Inc.
5.25%, 6/15/26	472	487
Hertz Corp. (The),
5.88%, 10/15/20	350	350
7.63%, 6/1/22 (a)	250	248
IQVIA, Inc.
4.88%, 5/15/23 (a)	250	253
Jaguar Holding Co. II/Pharmaceutical Product Development LLC
6.38%, 8/1/23 (a)	500	505
Lamb Weston Holdings, Inc.
4.88%, 11/1/26 (a)	300	295
Live Nation Entertainment, Inc.
4.88%, 11/1/24 (a)	350	344
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC
5.50%, 4/15/25 (a)	850	716
Matterhorn Merger Sub LLC/Matterhorn Finance Sub, Inc.
8.50%, 6/1/26 (a)	800	782
Michael Baker International LLC
8.75%, 3/1/23 (a)	800	806
MPH Acquisition Holdings LLC
7.13%, 6/1/24 (a)	650	676
NVA Holdings, Inc.
6.88%, 4/1/26 (a)	500	501
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
5.88%, 1/15/24	625	659
Pinnacle Operating Corp.
9.00%, 11/15/20 (a)	740	631
	Face Amount (000)	Value (000)
Polaris Intermediate Corp.
8.50% Cash, 8.50% PIK, 12/1/22 (a)(b)	$750	$778
Select Medical Corp.
6.38%, 6/1/21	500	508
Service Corp. International
4.63%, 12/15/27	500	481
Simmons Foods, Inc.,
5.75%, 11/1/24 (a)	600	463
7.75%, 1/15/24 (a)	250	260
Spectrum Brands, Inc.
5.75%, 7/15/25	550	558
Surgery Center Holdings, Inc.
6.75%, 7/1/25 (a)	950	914
Team Health Holdings, Inc.
6.38%, 2/1/25 (a)	750	662
Teleflex, Inc.
4.88%, 6/1/26	300	299
Tenet Healthcare Corp.
7.00%, 8/1/25	750	743
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/1/26	540	450
TMS International Corp.
7.25%, 8/15/25 (a)	750	757
United Rentals North America, Inc.
5.75%, 11/15/24	350	361
		28,773
Diversified (0.8%)
PetSmart, Inc.
7.13%, 3/15/23 (a)	900	651
Trident Merger Sub, Inc.
6.63%, 11/1/25 (a)	750	713
		1,364
Energy (14.6%)
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.
7.88%, 12/15/24	500	478
American Midstream Partners LP/American Midstream Finance Corp.
9.50%, 12/15/21 (a)	1,000	1,005
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.63%, 7/15/26 (a)	750	768
Calfrac Holdings LP
8.50%, 6/15/26 (a)	800	750
Callon Petroleum Co.
6.13%, 10/1/24	650	665
Carrizo Oil & Gas, Inc.
6.25%, 4/15/23	800	821
Chaparral Energy, Inc.
8.75%, 7/15/23 (a)	750	750

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Energy (cont'd)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.25%, 4/1/23	$750	$779
CrownRock LP/CrownRock Finance, Inc.
5.63%, 10/15/25 (a)	525	513
Denbury Resources, Inc.,
5.50%, 5/1/22	1,500	1,388
7.50%, 2/15/24 (a)	500	516
Endeavor Energy Resources LP/EER Finance, Inc.
5.75%, 1/30/28 (a)	750	753
Energy Ventures Gom LLC/EnVen Finance Corp.
11.00%, 2/15/23 (a)	900	999
Gulfport Energy Corp.
6.38%, 1/15/26	600	585
Hilcorp Energy I LP/Hilcorp Finance Co.,
5.00%, 12/1/24 (a)	500	490
5.75%, 10/1/25 (a)	250	252
Jagged Peak Energy LLC
5.88%, 5/1/26 (a)	600	599
Laredo Petroleum, Inc.,
5.63%, 1/15/22	350	349
6.25%, 3/15/23	450	452
Lonestar Resources America, Inc.
11.25%, 1/1/23 (a)	900	992
Matador Resources Co.
5.88%, 9/15/26 (a)	750	761
Moss Creek Resources Holdings, Inc.
7.50%, 1/15/26 (a)	900	903
Murphy Oil Corp.
5.75%, 8/15/25	800	815
Murphy Oil USA, Inc.
5.63%, 5/1/27	500	498
Northern Oil and Gas, Inc.
8.00%, 6/1/20	1,100	1,100
Oceaneering International, Inc.
6.00%, 2/1/28	1,025	1,028
Parkland Fuel Corp.
6.00%, 4/1/26 (a)	750	754
Parsley Energy LLC/Parsley Finance Corp.
5.38%, 1/15/25 (a)	500	504
PDC Energy, Inc.
6.13%, 9/15/24	500	494
Rockies Express Pipeline LLC
6.88%, 4/15/40 (a)	400	458
Rowan Cos., Inc.
7.38%, 6/15/25	750	750
SemGroup Corp.
7.25%, 3/15/26	500	501
SemGroup Corp./Rose Rock Finance Corp.
5.63%, 11/15/23	643	629
	Face Amount (000)	Value (000)
Seven Generations Energy Ltd.
5.38%, 9/30/25 (a)	$525	$513
Southwestern Energy Co.
5.30%, 1/23/20	750	763
Sunoco LP/Sunoco Finance Corp.
5.88%, 3/15/28 (a)	500	481
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.50%, 9/15/24 (a)	250	256
TransMontaigne Partners LP/TLP Finance Corp.
6.13%, 2/15/26	715	677
Vermilion Energy, Inc.
5.63%, 3/15/25 (a)	909	908
Whiting Petroleum Corp.,
5.75%, 3/15/21	350	360
6.63%, 1/15/26	250	261
		27,318
Finance (9.6%)
AHP Health Partners, Inc.
9.75%, 7/15/26 (a)	900	943
Ally Financial, Inc.
4.63%, 5/19/22	450	454
Baytex Energy Corp.
5.63%, 6/1/24 (a)	950	912
CIT Group, Inc.
6.13%, 3/9/28	350	367
CNO Financial Group, Inc.
4.50%, 5/30/20	500	508
CTR Partnership LP/CareTrust Capital Corp.
5.25%, 6/1/25	828	809
Exela Intermediate LLC/Exela Finance, Inc.
10.00%, 7/15/23 (a)	950	1,016
Fidelity & Guaranty Life Holdings, Inc.
5.50%, 5/1/25 (a)	850	847
Fly Leasing Ltd.
5.25%, 10/15/24	675	652
Freedom Mortgage Corp.
8.25%, 4/15/25 (a)	750	731
HUB International Ltd.
7.00%, 5/1/26 (a)	850	853
Hunt Cos., Inc.
6.25%, 2/15/26 (a)	750	701
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.75%, 2/1/24	800	822
iStar, Inc.
6.50%, 7/1/21	750	769
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.
10.25%, 11/15/22 (a)	950	1,048
Jefferies Finance LLC/JFIN Co-Issuer Corp.
7.25%, 8/15/24 (a)	825	804

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Kennedy-Wilson, Inc.
5.88%, 4/1/24	$750	$743
Lions Gate Capital Holdings LLC
5.88%, 11/1/24 (a)	400	412
MGIC Investment Corp.
5.75%, 8/15/23	400	420
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27	500	483
Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc.
6.38%, 12/15/22 (a)	850	869
Post Holdings, Inc.
5.00%, 8/15/26 (a)	575	546
Provident Funding Associates LP/PFG Finance Corp.
6.38%, 6/15/25 (a)	762	766
Radian Group, Inc.
4.50%, 10/1/24	350	346
Starwood Property Trust, Inc.
4.75%, 3/15/25	450	432
USIS Merger Sub, Inc.
6.88%, 5/1/25 (a)	750	750
		18,003
Industrials (16.4%)
American Woodmark Corp.
4.88%, 3/15/26 (a)	175	168
Apex Tool Group LLC/BC Mountain Finance, Inc.
9.00%, 2/15/23 (a)	900	878
ARD Finance SA
7.13% Cash, 7.88% PIK, 9/15/23 (b)	600	606
ARD Securities Finance SARL
8.75% Cash, 8.75% PIK, 1/31/23 (a)(b)	775	779
Artesyn Embedded Technologies, Inc.
9.75%, 10/15/20 (a)	603	576
BlueLine Rental Finance Corp./BlueLine Rental LLC
9.25%, 3/15/24 (a)	1,000	1,054
Builders FirstSource, Inc.
5.63%, 9/1/24 (a)	700	676
BWAY Holding Co.
7.25%, 4/15/25 (a)	1,000	977
Cleaver-Brooks, Inc.
7.88%, 3/1/23 (a)	900	922
Core & Main LP
6.13%, 8/15/25 (a)	850	816
CPG Merger Sub LLC
8.00%, 10/1/21 (a)	979	995
CTP Transportation Products LLC/CTP Finance, Inc.
8.25%, 12/15/19 (a)	1,250	1,253
	Face Amount (000)	Value (000)
Energizer Gamma Acquisition, Inc.
6.38%, 7/15/26 (a)	$750	$777
EnPro Industries, Inc.
5.88%, 9/15/22	552	565
Flex Acquisition Co., Inc.
6.88%, 1/15/25 (a)	750	720
FXI Holdings, Inc.
7.88%, 11/1/24 (a)	950	908
Gibraltar Industries, Inc.
6.25%, 2/1/21	461	464
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.
7.38%, 12/15/23 (a)	750	782
Itron, Inc.
5.00%, 1/15/26 (a)	400	385
JPW Industries Holding Corp.
9.00%, 10/1/24 (a)	1,050	1,071
Kenan Advantage Group, Inc. (The)
7.88%, 7/31/23 (a)	750	780
Koppers, Inc.
6.00%, 2/15/25 (a)	750	752
Kratos Defense & Security Solutions, Inc.
6.50%, 11/30/25 (a)	500	516
Martin Midstream Partners LP/Martin Midstream Finance Corp.
7.25%, 2/15/21	900	902
Multi-Color Corp.
4.88%, 11/1/25 (a)	500	469
New Enterprise Stone & Lime Co., Inc.
6.25%, 3/15/26 (a)	875	884
Novelis Corp.
5.88%, 9/30/26 (a)	500	490
Park Aerospace Holdings Ltd.
5.25%, 8/15/22 (a)	750	759
PGT Escrow Issuer, Inc.
6.75%, 8/1/26 (a)	750	780
Pisces Midco, Inc.
8.00%, 4/15/26 (a)	750	758
SAExploration Holdings, Inc.
10.00% Cash, 11.00% PIK, 4/14/19 (a)(b)	579	370
SBA Communications Corp.
4.88%, 9/1/24	300	297
Standard Industries, Inc.
5.00%, 2/15/27 (a)	500	472
Stevens Holding Co., Inc.
6.13%, 10/1/26 (a)(d)	400	408
Summit Materials LLC/Summit Materials Finance Corp.
6.13%, 7/15/23	500	510
syncreon Group BV/syncreon Global Finance US, Inc.
8.63%, 11/1/21 (a)	450	394
Techniplas LLC
10.00%, 5/1/20 (a)	1,000	950

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
TopBuild Corp.
5.63%, 5/1/26 (a)	$925	$906
TriMas Corp.
4.88%, 10/15/25 (a)	500	480
TTM Technologies, Inc.
5.63%, 10/1/25 (a)	750	754
Tutor Perini Corp.
6.88%, 5/1/25 (a)	600	618
US Concrete, Inc.
6.38%, 6/1/24	900	915
XPO Logistics, Inc.
6.13%, 9/1/23 (a)	375	390
Zachry Holdings, Inc.
7.50%, 2/1/20 (a)	800	806
		30,732
Technology (3.4%)
BCP Singapore VI Cayman Financing Co., Ltd.
8.00%, 4/15/21 (a)	600	566
CDK Global, Inc.
5.88%, 6/15/26	500	516
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.
5.75%, 3/1/25 (a)	800	797
DynCorp International, Inc.
10.38% Cash, 1.50% PIK, 11/30/20 (b)	821	858
First Data Corp.
7.00%, 12/1/23 (a)	350	365
Harland Clarke Holdings Corp.
6.88%, 3/1/20 (a)	850	845
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc.
6.00%, 7/15/25 (a)	750	773
Rackspace Hosting, Inc.
8.63%, 11/15/24 (a)	800	780
RP Crown Parent LLC
7.38%, 10/15/24 (a)	800	832
		6,332
Utilities (1.7%)
Calpine Corp.
5.75%, 1/15/25	850	755
LBC Tank Terminals Holding Netherlands BV
6.88%, 5/15/23 (a)	800	798
NGL Energy Partners LP/NGL Energy Finance Corp.
6.13%, 3/1/25	750	707
NRG Energy, Inc.
6.63%, 1/15/27	400	422
Vistra Energy Corp.
7.38%, 11/1/22	500	520
		3,202
		168,345
	Face Amount (000)	Value (000)
Variable Rate Senior Loan Interests (6.5%)
Communications (0.3%)
Windstream Services LLC, Term B6
1 Month USD LIBOR + 4.00%, 6.16%, 3/30/21	$598	$573
Consumer, Cyclical (1.7%)
Commercial Vehicle Group, Inc., Term B
1 Month USD LIBOR + 6.00%, 8.24%, 4/12/23	630	634
Neiman Marcus Group Ltd., LLC, Term Loan
1 Month USD LIBOR + 3.25%, 5.37%, 10/25/20	490	456
Office Depot, Inc., Term B
1 Month USD LIBOR + 7.00%, 9.33%, 11/8/22	451	463
Playa Resorts Holding B.V., Term B
1 Month USD LIBOR + 2.75%, 4.99%, 4/27/24	643	639
Sesac Holdco II LLC, 2nd Lien Term
1 Month USD LIBOR + 7.25%, 9.49%, 2/24/25	1,000	993
		3,185
Consumer, Non-Cyclical (1.2%)
Hearthside Food Solutions, LLC, Term B
1 Month USD LIBOR + 3.00%, 5.24%, 5/25/25	673	672
Monitronics International Inc., Term B2
3 Month USD LIBOR + 5.50%, 7.89%, 9/30/22	149	146
Refinitiv U.S. Holdings, Inc., Term B
1 Month USD LIBOR + 3.75%, 0.00%, 10/1/25 (e)	700	699
Wells Enterprises, Inc., Term B
1 Month USD LIBOR + 2.75%, 4.99%, 3/29/25	723	727
		2,244
Energy (0.5%)
Gavilan Resources, LLC, 2nd Lien Term
1 Month USD LIBOR + 6.00%, 8.17%, 3/1/24	1,000	947

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Industrials (2.8%)
Associated Asphalt Partners LLC, Term B
1 Month USD LIBOR + 5.25%, 7.49%, 4/5/24	$986	$989
Gruden Acquisition, Inc., Term Loan
3 Month USD LIBOR + 5.50%, 7.87%, 8/18/22	486	491
Kemet Electronic Corporation, Term B
1 Month USD LIBOR + 6.00%, 8.22%, 4/28/24	938	956
Michael Baker International, LLC, Term B
1 Month USD LIBOR + 4.50%, 6.74%, 11/21/22	160	161
SAExploration Holdings, Inc., Term Loan
11.50%, 6/28/23 (c)	500	470
Shape Technologies Group, Inc., Term Loan
3 Month USD LIBOR + 3.00%, 5.50%, 4/20/25	574	577
Syncreon Global Finance, Inc., Term B
1 Month USD LIBOR + 4.25%, 6.49%, 10/28/20	1,117	1,053
Titan Acquisition Ltd., Term B
1 Month USD LIBOR + 3.00%, 5.24%, 3/28/25	522	509
		5,206
		12,155
Total Fixed Income Securities (Cost $181,348)		180,500
	Shares
Common Stocks (0.2%)
Auto Components (0.0%)
Exide Technologies (f)	592	1
Equity Real Estate Investment Trusts (REITs) (0.1%)
American Gilsonite Co. (c)(f)	500	269
Machinery (0.0%)
Iracore International Holdings, Inc., Class A (f)(g)	470	24
Semiconductors & Semiconductor Equipment (0.0%)
UC Holdings, Inc. (c)(f)	2,826	73
Trading Companies & Distributors (0.1%)
Emeco Holdings Ltd. (Australia) (f)	430,643	107
Total Common Stocks (Cost $179)		474
	No. of Warrants	Value (000)
Warrant (0.2%)
Energy Equipment & Services (0.2%)
SAExploration Holdings, Inc., expires 8/31/28 (f) (Cost $115)	808,051	$395
	Shares
Participation Notes (0.1%)
Energy Equipment & Services (0.1%)
SAExploration Holdings, Inc. Equity Linked Notes, expires 7/27/21 (f)	192,723	94
Semiconductors & Semiconductor Equipment (0.0%)
UC Holdings, Inc. Equity Linked Notes, expires 9/23/20 (c)(f)	2,802	10
Total Participation Notes (Cost $366)		104
Short-Term Investment (4.9%)
Investment Company (4.9%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $9,170)	9,169,812	9,170
Total Investments (101.9%) (Cost $191,178) (h)(i)		190,643
Liabilities in Excess of Other Assets (–1.9%)		(3,528)
Net Assets (100.0%)		$187,115

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  PIK: Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)  Security has been deemed illiquid at September 30, 2018.

(d)  When-issued security.

(e)  Unsettled Position. The contract rate does not take effect until settlement date.

(f)  Non-income producing security.

(g)  At September 30, 2018, the Fund held a fair valued security valued at $24,000 representing 0.01% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees.

(h)  Securities are available for collateral in connection with purchase of a when-issued security.

(i)  At September 30, 2018, the aggregate cost for federal income tax purposes is approximately $191,220,000. The aggregate gross unrealized appreciation is approximately $3,187,000 and the aggregate gross unrealized depreciation is approximately $3,764,000, resulting in net unrealized depreciation of approximately $577,000.

LIBOR  London Interbank Offered Rate.

USD  United States Dollar.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

High Yield Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Consumer, Cyclical	17.2%
Industrials	16.1
Consumer, Non-Cyclical	15.1
Other*	15.1
Energy	14.3
Finance	9.4
Communications	6.4
Variable Rate Senior Loan Interests	6.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

High Yield Portfolio

Statement of Assets and Liabilities	September 30, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $182,008)	$181,473
Investment in Security of Affiliated Issuer, at Value (Cost $9,170)	9,170
Total Investments in Securities, at Value (Cost $191,178)	190,643
Interest Receivable	3,370
Receivable for Fund Shares Sold	402
Receivable for Investments Sold	27
Receivable from Affiliate	5
Other Assets	56
Total Assets	194,503
Liabilities:
Payable for Investments Purchased	7,074
Payable for Advisory Fees	109
Payable for Professional Fees	76
Payable for Fund Shares Redeemed	41
Payable for Sub Transfer Agency Fees — Class I	9
Payable for Sub Transfer Agency Fees — Class A	12
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Shareholder Services Fees — Class A	15
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	5
Payable for Administration Fees	12
Payable for Transfer Agency Fees — Class I	4
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Custodian Fees	5
Other Liabilities	21
Total Liabilities	7,388
Net Assets	$187,115
Net Assets Consist Of:
Paid-in-Capital	$187,421
Total Distributable Earnings (Loss)	(306)
Net Assets	$187,115

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

High Yield Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2018 (000)
CLASS I:
Net Assets	$149,683
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	15,031,685
Net Asset Value, Offering and Redemption Price Per Share	$9.96
CLASS A:
Net Assets	$30,242
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	3,043,607
Net Asset Value, Redemption Price Per Share	$9.94
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.44
Maximum Offering Price Per Share	$10.38
CLASS L:
Net Assets	$504
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	50,648
Net Asset Value, Offering and Redemption Price Per Share	$9.94
CLASS C:
Net Assets	$5,811
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	585,283
Net Asset Value, Offering and Redemption Price Per Share	$9.93
CLASS IS:
Net Assets	$865
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	86,878
Net Asset Value, Offering and Redemption Price Per Share	$9.96
CLASS IR:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,007
Net Asset Value, Offering and Redemption Price Per Share	$9.96

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

High Yield Portfolio

Statement of Operations	Year Ended September 30, 2018 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$10,822
Dividends from Securities of Unaffiliated Issuers	34
Dividends from Security of Affiliated Issuer (Note G)	30
Total Investment Income	10,886
Expenses:
Advisory Fees (Note B)	915
Shareholder Services Fees — Class A (Note D)	177
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	46
Sub Transfer Agency Fees — Class I	66
Sub Transfer Agency Fees — Class A	102
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	3
Professional Fees	147
Administration Fees (Note C)	122
Registration Fees	80
Shareholder Reporting Fees	29
Pricing Fees	25
Transfer Agency Fees — Class I (Note E)	9
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Transfer Agency Fees — Class IR (Note E)	1
Custodian Fees (Note F)	14
Trustees' Fees and Expenses	7
Other Expenses	29
Expenses Before Non Operating Expenses	1,784
Bank Overdraft Expense	4
Total Expenses	1,788
Waiver of Advisory Fees (Note B)	(421)
Reimbursement of Class Specific Expenses — Class I (Note B)	(52)
Reimbursement of Class Specific Expenses — Class A (Note B)	(14)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(3)
Net Expenses	1,293
Net Investment Income	9,593
Realized Gain:
Investments Sold	112
Change in Unrealized Appreciation (Depreciation):
Investments	(2,337)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(2,225)
Net Increase in Net Assets Resulting from Operations	$7,368

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

High Yield Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2018 (000)	Year Ended September 30, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$9,593	$8,578
Net Realized Gain	112	1,665
Net Change in Unrealized Appreciation (Depreciation)	(2,337)	668
Net Increase in Net Assets Resulting from Operations	7,368	10,911
Dividends and Distributions to Shareholders:
Class I	(5,005)	(3,652	)*
Class A	(4,543)	(4,011	)*
Class L	(29)	(34	)*
Class C	(256)	(176	)*
Class IS	(54)	(290	)*
Class IR	(— @)	—
Total Dividends and Distributions to Shareholders	(9,887)	(8,163)
Capital Share Transactions:(1)
Class I:
Subscribed	118,172	27,882
Distributions Reinvested	4,999	3,649
Redeemed	(36,360)	(18,735)
Class A:
Subscribed	28,946	22,224
Distributions Reinvested	4,506	3,981
Redeemed	(70,803)	(17,894)
Class L:
Exchanged	94	—
Distributions Reinvested	28	34
Redeemed	(112)	(172)
Class C:
Subscribed	2,810	1,040
Distributions Reinvested	253	173
Redeemed	(761)	(605)
Class IS:
Subscribed	408	3,090
Distributions Reinvested	17	—
Redeemed	(105)	(16,337)
Class IR:
Subscribed	10 (a)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	52,102	8,330
Total Increase in Net Assets	49,583	11,078
Net Assets:
Beginning of Period	137,532	126,454
End of Period	$187,115	$137,532	†

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

High Yield Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2018 (000)	Year Ended September 30, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	11,855	2,777
Shares Issued on Distributions Reinvested	502	365
Shares Redeemed	(3,633)	(1,874)
Net Increase in Class I Shares Outstanding	8,724	1,268
Class A:
Shares Subscribed	2,908	2,219
Shares Issued on Distributions Reinvested	453	399
Shares Redeemed	(7,116)	(1,791)
Net Increase (Decrease) in Class A Shares Outstanding	(3,755)	827
Class L:
Shares Exchanged	9	—
Shares Issued on Distributions Reinvested	3	3
Shares Redeemed	(11)	(17)
Net Increase (Decrease) in Class L Shares Outstanding	1	(14)
Class C:
Shares Subscribed	282	103
Shares Issued on Distributions Reinvested	25	17
Shares Redeemed	(76)	(60)
Net Increase in Class C Shares Outstanding	231	60
Class IS:
Shares Subscribed	40	310
Shares Issued on Distributions Reinvested	2	—
Shares Redeemed	(10)	(1,645)
Net Increase (Decrease) in Class IS Shares Outstanding	32	(1,335)
Class IR:
Shares Subscribed	1 (a)	—

@  Amount is less than $500.

(a)  For the period June 15, 2018 through September 30, 2018.

The following information was previously reported in the September 30, 2017 financial statements. The distribution information for the year ended September 30, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the September 30, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended September 30, 2017 were as follows:

Class I:
Net Investment Income	$(3,652)
Class A:
Net Investment Income	$(4,011)
Class L:
Net Investment Income	$(34)
Class C:
Net Investment Income	$(176)
Class IS:
Net Investment Income	$(290)

†  Accumulated Undistributed Net Investment Income for the year ended September 30, 2017 was $1,336.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

High Yield Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$10.15		$9.92		$9.80		$10.73		$11.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.65		0.70		0.67		0.71		0.75
Net Realized and Unrealized Gain (Loss)	(0.16)		0.20		0.13		(0.92)		0.25
Total from Investment Operations	0.49		0.90		0.80		(0.21)		1.00
Distributions from and/or in Excess of:
Net Investment Income	(0.68)		(0.67)		(0.68)		(0.66)		(0.77)
Net Realized Gain	—		—		—		(0.06)		(0.50)
Total Distributions	(0.68)		(0.67)		(0.68)		(0.72)		(1.27)
Net Asset Value, End of Period	$9.96		$10.15		$9.92		$9.80		$10.73
Total Return(3)	5.01%		9.40%		8.72%		(2.10)%		9.48%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$149,683		$64,007		$49,990		$13,255		$13,300
Ratio of Expenses to Average Net Assets(7)	0.65	%(4)	0.66	%(4)	0.66	%(4)(5)	0.74	%(4)	0.75	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.65	%(4)	0.65	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets(7)	6.49	%(4)	7.01	%(4)	7.09	%(4)(5)	6.88	%(4)	6.89	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	39%		73%		74%		62%		96%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.00%		1.06%		1.02%		1.17%		1.85%
Net Investment Income to Average Net Assets	6.14%		6.61%		6.73%		6.45%		5.79%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.65% for Class I shares. Prior to January 4, 2016, the maximum ratio was 0.75% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

High Yield Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$10.13		$9.90		$9.78		$10.72		$10.99
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.61		0.67		0.64		0.66		0.65
Net Realized and Unrealized Gain (Loss)	(0.16)		0.20		0.12		(0.92)		0.31
Total from Investment Operations	0.45		0.87		0.76		(0.26)		0.96
Distributions from and/or in Excess of:
Net Investment Income	(0.64)		(0.64)		(0.64)		(0.62)		(0.73)
Net Realized Gain	—		—		—		(0.06)		(0.50)
Total Distributions	(0.64)		(0.64)		(0.64)		(0.68)		(1.23)
Net Asset Value, End of Period	$9.94		$10.13		$9.90		$9.78		$10.72
Total Return(3)	4.64%		9.04%		8.24%		(2.43)%		9.15%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$30,242		$68,878		$59,139		$56,042		$40,157
Ratio of Expenses to Average Net Assets(7)	1.00	%(4)	1.01	%(4)	1.02	%(4)(5)	1.10	%(4)	1.02	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.00	%(4)	1.00	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets(7)	6.14	%(4)	6.65	%(4)	6.76	%(4)(5)	6.49	%(4)	5.99	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%
Portfolio Turnover Rate	39%		73%		74%		62%		96%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.29%		1.34%		1.33%		1.53%		2.06%
Net Investment Income to Average Net Assets	5.85%		6.32%		6.45%		6.06%		4.95%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class A shares. Prior to January 4, 2016, the maximum ratio was 1.10% for Class A shares.

(6)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

High Yield Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$10.13		$9.91		$9.78		$10.72		$10.99
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.59		0.64		0.62		0.64		0.67
Net Realized and Unrealized Gain (Loss)	(0.16)		0.19		0.13		(0.93)		0.27
Total from Investment Operations	0.43		0.83		0.75		(0.29)		0.94
Distributions from and/or in Excess of:
Net Investment Income	(0.62)		(0.61)		(0.62)		(0.59)		(0.71)
Net Realized Gain	—		—		—		(0.06)		(0.50)
Total Distributions	(0.62)		(0.61)		(0.62)		(0.65)		(1.21)
Net Asset Value, End of Period	$9.94		$10.13		$9.91		$9.78		$10.72
Total Return(3)	4.37%		8.75%		7.95%		(2.70)%		8.88%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$504		$502		$628		$1,111		$1,519
Ratio of Expenses to Average Net Assets(7)	1.25	%(4)	1.26	%(4)	1.28	%(4)(5)	1.35	%(4)	1.35	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.25	%(4)	1.25	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets(7)	5.90	%(4)	6.40	%(4)	6.51	%(4)(5)	6.25	%(4)	6.14	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	39%		73%		74%		62%		96%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.91%		1.90%		1.83%		1.84%		2.52%
Net Investment Income to Average Net Assets	5.24%		5.76%		5.96%		5.76%		4.97%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class L shares. Prior to January 4, 2016, the maximum ratio was 1.35% for Class L shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

High Yield Portfolio

	Class C
	Year Ended September 30,						Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		September 30, 2015
Net Asset Value, Beginning of Period	$10.12		$9.89		$9.78		$10.39
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.54		0.59		0.57		0.24
Net Realized and Unrealized Gain (Loss)	(0.16)		0.20		0.12		(0.62)
Total from Investment Operations	0.38		0.79		0.69		(0.38)
Distributions from and/or in Excess of:
Net Investment Income	(0.57)		(0.56)		(0.58)		(0.23)
Net Asset Value, End of Period	$9.93		$10.12		$9.89		$9.78
Total Return(4)	3.91%		8.24%		7.47%		(3.75	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,811		$3,585		$2,908		$1,309
Ratio of Expenses to Average Net Assets(10)	1.73	%(5)	1.76	%(5)	1.77	%(5)(6)	1.84	%(5)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.73	%(5)	1.75	%(5)	N/A		N/A
Ratio of Net Investment Income to Average Net Assets(10)	5.41	%(5)	5.90	%(5)	6.00	%(5)(6)	5.60	%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	39%		73%		74%		62	%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.01%		2.09%		2.12%		2.15	%(9)
Net Investment Income to Average Net Assets	5.13%		5.57%		5.65%		5.29	%(9)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.75% for Class C shares. Prior to January 4, 2016, the maximum ratio was 1.85% for Class C shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

High Yield Portfolio

	Class IS
	Year Ended September 30,								Period from March 28, 2014(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		September 30, 2014
Net Asset Value, Beginning of Period	$10.15		$9.92		$9.79		$10.74		$10.98
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.65		0.69		0.67		0.69		0.37
Net Realized and Unrealized Gain (Loss)	(0.16)		0.21		0.14		(0.92)		(0.27)
Total from Investment Operations	0.49		0.90		0.81		(0.23)		0.10
Distributions from and/or in Excess of:
Net Investment Income	(0.68)		(0.67)		(0.68)		(0.66)		(0.34)
Net Realized Gain	—		—		—		(0.06)		—
Total Distributions	(0.68)		(0.67)		(0.68)		(0.72)		(0.34)
Net Asset Value, End of Period	$9.96		$10.15		$9.92		$9.79		$10.74
Total Return(4)	5.04%		9.43%		8.75%		(2.17)%		0.89	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$865		$560		$13,789		$574		$10
Ratio of Expenses to Average Net Assets(10)	0.62	%(5)	0.62	%(5)	0.62	%(5)(6)	0.72	%(5)	0.72	%(5)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.62	%(5)	0.62	%(5)	N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets(10)	6.52	%(5)	6.93	%(5)	7.05	%(5)(6)	6.75	%(5)	6.66	%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	39%		73%		74%		62%		96	%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.15%		0.99%		0.93%		1.57%		15.70	%(9)
Net Investment Income (Loss) to Average Net Assets	5.99%		6.56%		6.74%		5.90%		(8.32	)%(9)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.62% for Class IS shares. Prior to January 4, 2016, the maximum ratio was 0.72% for Class IS shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

High Yield Portfolio

	Class IR
Selected Per Share Data and Ratios	Period from June 15, 2018(1) to September 30, 2018
Net Asset Value, Beginning of Period	$9.93
Income from Investment Operations:
Net Investment Income(2)	0.16
Net Realized and Unrealized Gain	0.03
Total from Investment Operations	0.19
Distributions from and/or in Excess of:
Net Investment Income	(0.16)
Net Asset Value, End of Period	$9.96
Total Return(3)	1.92	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratios of Expenses to Average Net Assets(8)	0.62	%(4)(7)
Ratios of Expenses to Average Net Assets Excluding Non Operating Expenses	0.62	%(4)(7)
Ratio of Net Investment Income to Average Net Assets(8)	5.75	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)
Portfolio Turnover Rate	39	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	18.62	%(7)
Net Investment Loss to Average Net Assets	(12.25	)%(7)

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund", collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the High Yield Portfolio. The Fund seeks total return. The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On June 15, 2018, the Fund commenced offering Class IR shares.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option to purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (4) certain senior collateralized loans ("Senior Loans") are valued based on quotations received

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

from an independent pricing service; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$168,345	$—	$168,345
Variable Rate Senior Loan Interests	—	12,155	—	12,155
Total Fixed Income Securities	—	180,500	—	180,500
Common Stocks
Auto Components	—	1	—	1
Equity Real Estate Investment Trusts (REITs)	—	269	—	269
Machinery	—	—	24	24
Semiconductors & Semiconductor Equipment	—	73	—	73
Trading Companies & Distributors	107	—	—	107
Total Common Stocks	107	343	24	474
Warrant	—	395	—	395
Participation Notes	—	104	—	104
Short-Term Investment
Investment Company	9,170	—	—	9,170
Total Assets	$9,277	$181,342	$24	$190,643

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$—
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	24
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$24
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2018	$—

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2018:

	Fair Value at September 30, 2018 (000)	Valuation Technique	Unobservable Input	Amount*		Impact to Valuation from an Increase in Input
Common Stock
	$24	Market Comparable Companies	Enterprise Value/EBITDA	5.3	x	Increase
			Discount for Lack of Marketability	20.0%		Decrease

*  Amount is indicative of the weighted average.

3.  Senior Loans: Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

4.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses:
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. When the Fund buys an interest in a Senior Loan, it may receive a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Fund accrues the commitment fee over the expected term of the loan. When the Fund sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are accrued as earned. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.60% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.65% for Class I shares, 1.00% for Class A shares, 1.25% for Class L shares, 1.75% for Class C shares,

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

0.62% for Class IS shares and 0.62% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2018, approximately $421,000 of advisory fees were waived and approximately $71,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Trust pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with
Affiliates: For the year ended September 30, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $105,671,000 and $57,842,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2018, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended September 30, 2018 is as follows:

Affiliated Investment Company	Value September 30, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,425	$75,797	$68,052	$30

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2018 (000)
Liquidity Funds	$—	$—	$9,170

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest

Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for U.S. GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$9,887	$—	$8,163	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to paydown adjustments and adjustments on defaulted bonds sold, resulted in the following reclassifications among the components of net assets at September 30, 2018:

Total Distributable Earnings (Loss) (000)	Paid-in- Capital (000)
$—	$—

At September 30, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,098	$—

At September 30, 2018, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $81,000 and $740,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2018, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $42,000.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 65.3%.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the "ASU") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
High Yield Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of High Yield Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

Boston, Massachusetts

November 20, 2018

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2017, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's contractual management fee was higher than but close to its peer group average and that its actual management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5. HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6. HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7. WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program(2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	87	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

43

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTHYANN
2289975 EXP 11.30.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Mid Cap Growth Portfolio

Annual Report

September 30, 2018

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	29
Investment Advisory Agreement Approval	30
Federal Tax Notice	32
Privacy Notice	33
Trustee and Officer Information	36

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Mid Cap Growth Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2018

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Expense Example (unaudited)

Mid Cap Growth Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/18	Actual Ending Account Value 9/30/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Mid Cap Growth Portfolio Class I	$1,000.00	$1,277.40	$1,021.51	$4.05	$3.60	0.71%
Mid Cap Growth Portfolio Class A	1,000.00	1,275.70	1,020.05	5.70	5.06	1.00
Mid Cap Growth Portfolio Class L	1,000.00	1,272.90	1,017.95	8.09	7.18	1.42
Mid Cap Growth Portfolio Class C	1,000.00	1,270.10	1,015.59	10.76	9.55	1.89
Mid Cap Growth Portfolio Class IS	1,000.00	1,277.90	1,021.81	3.71	3.29	0.65

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited)

Mid Cap Growth Portfolio

The Fund seeks long-term capital growth.

Performance

For the fiscal year ended September 30, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 47.85%, net of fees. The Fund's Class I shares outperformed against the Fund's benchmark, the Russell Midcap® Growth Index (the "Index"), which returned 21.10%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Over the 12-month period, an improving economy, tax cuts and an easing regulatory environment supported strong corporate earnings and optimism for U.S. stocks. A tight labor market helped bolster consumer spending and confidence, despite tepid wage growth, while inflation pressures remained low. These conditions kept the Federal Reserve on track with normalizing its monetary policy, which began to push interest rates above their historically low levels. Political noise remained elevated, with global trade concerns largely in the forefront. But U.S. equities stayed focused on strong U.S. economic growth instead, ending the reporting period with a robust gain.

•  Within the Index, all but one sector had positive returns for the period. Information technology (IT), health care and utilities were the top performers, while materials (the only sector with a negative return), telecommunication services and real estate were the bottom-performing sectors.

•  The Growth Team seeks high-quality companies, which we define primarily as those with sustainable competitive advantages. We manage portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the benchmark this period largely due to favorable stock selection and a positive, though lesser, contribution from sector allocations.

•  Stock selection in IT and health care drove a substantial portion of the Fund's relative outperformance. Within the IT sector, holdings in a leading global communications platform, a digital home-services marketplace operating in eight countries and a cloud-based software provider that helps enterprises optimize their spending budget were the main contributors to performance. Gains in the health care sector were led by holdings in a provider of cloud-based software solutions primarily serving the life sciences industry, a leading genetic testing and analysis company and a leading maker of continuous glucose monitoring devices used by diabetics. The Fund's overweight allocations to both IT and health care also contributed modestly to relative performance.

•  The industrials sector detracted the most from relative performance, as the negative impact of stock selection outweighed the benefit of an underweight in the sector. A holding in a commercial foodservice equipment manufacturer performed poorly in the reporting period.

•  Stock selection in the financials sector was a small detractor due to weakness in an online marketplace for peer-to-peer lending. However, the positive contribution from an underweight to the sector more than offset the relative loss from stock selection.

Management Strategies

•  Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Fund; accordingly, we have had very little turnover in the Fund to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over three to five years, and owning a portfolio of what we believe are high-quality

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited) (cont'd)

Mid Cap Growth Portfolio

companies with diverse business drivers not tied to a particular market environment.

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited) (cont'd)

Mid Cap Growth Portfolio

Performance Compared to the Russell Midcap® Growth Index(1) and the Lipper Mid-Cap Growth Funds Index(2)

	Period Ended September 30, 2018 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	47.85%	11.60%	13.38%	12.91%
Fund — Class A Shares w/o sales charges(5)	47.36	11.28	13.07	10.67
Fund — Class A Shares with maximum 5.25% sales charges(5)	39.65	10.09	12.46	10.40
Fund — Class L Shares w/o sales charges(6)	46.73	10.66	—	13.43
Fund — Class C Shares w/o sales charges(8)	46.08	—	—	35.46
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	45.10	—	—	35.46
Fund — Class IS Shares w/o sales charges(7)	47.89	11.71	—	11.85
Russell Midcap® Growth Index	21.10	13.00	13.46	10.79
Lipper Mid-Cap Growth Funds Index	22.18	12.37	12.34	10.31

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Growth Funds classification. The index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Mid-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on March 30, 1990.

(5)  Commenced operations on January 31, 1997.

(6)  Commenced operations on June 14, 2012.

(7)  Commenced operations on September 13, 2013.

(8)  Commenced operations on May 31, 2017.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments

Mid Cap Growth Portfolio

	Shares	Value (000)
Common Stocks (95.4%)
Aerospace & Defense (1.6%)
HEICO Corp., Class A	150,951	$11,396
Automobiles (0.9%)
NIO, Inc. ADR (China) (a)(b)	952,023	6,645
Biotechnology (1.3%)
Alnylam Pharmaceuticals, Inc. (a)	45,350	3,969
Bluebird Bio, Inc. (a)	6,654	971
Editas Medicine, Inc. (a)	40,009	1,273
Intellia Therapeutics, Inc. (a)	54,023	1,546
Intrexon Corp. (a)(b)	85,456	1,472
		9,231
Commercial Services & Supplies (3.0%)
Copart, Inc. (a)	202,678	10,444
Rollins, Inc.	182,405	11,070
		21,514
Construction Materials (2.2%)
Martin Marietta Materials, Inc.	42,474	7,728
Vulcan Materials Co.	73,510	8,175
		15,903
Health Care Equipment & Supplies (7.2%)
DexCom, Inc. (a)	239,982	34,327
LivaNova PLC (a)	57,144	7,084
Penumbra, Inc. (a)	67,089	10,043
		51,454
Health Care Providers & Services (6.5%)
HealthEquity, Inc. (a)	491,879	46,438
Health Care Technology (11.6%)
athenahealth, Inc. (a)	238,878	31,914
Veeva Systems, Inc., Class A (a)	462,711	50,376
		82,290
Hotels, Restaurants & Leisure (1.7%)
Shake Shack, Inc., Class A (a)	186,616	11,759
Information Technology Services (1.4%)
Broadridge Financial Solutions, Inc.	77,128	10,177
Internet & Direct Marketing Retail (5.7%)
Farfetch Ltd., Class A (a)	539,788	14,698
Overstock.com, Inc. (a)(b)	242,438	6,716
TripAdvisor, Inc. (a)	143,414	7,324
Wayfair, Inc., Class A (a)	78,707	11,623
		40,361
Internet Software & Services (30.4%)
Angi Homeservices, Inc., Class A (a)(b)	1,385,691	32,536
Coupa Software, Inc. (a)	440,284	34,827
GrubHub, Inc. (a)	86,929	12,050
Match Group, Inc. (a)(b)	233,081	13,498
MercadoLibre, Inc.	33,465	11,394
	Shares	Value (000)
Okta, Inc. (a)	344,235	$24,220
Shopify, Inc., Class A (Canada) (a)	71,507	11,760
Survey Monkey, Inc. (c)(d) (acquisition cost — $28,952; acquired 11/25/14)	1,760,030	25,674
Twitter, Inc. (a)	1,028,249	29,264
Zillow Group, Inc., Class C (a)	483,783	21,407
		216,630
Life Sciences Tools & Services (1.5%)
Illumina, Inc. (a)	29,857	10,959
Pharmaceuticals (0.1%)
Nektar Therapeutics (a)	13,550	826
Software (18.4%)
ANSYS, Inc. (a)	55,747	10,407
Atlassian Corp., PLC, Class A (United Kingdom) (a)	115,970	11,149
Constellation Software, Inc. (Canada)	13,537	9,955
Guidewire Software, Inc. (a)	111,311	11,244
Splunk, Inc. (a)	89,757	10,852
SS&C Technologies Holdings, Inc.	186,379	10,592
Take-Two Interactive Software, Inc. (a)	251,365	34,686
Tyler Technologies, Inc. (a)	42,105	10,318
Ultimate Software Group, Inc. (The) (a)	33,748	10,873
Zendesk, Inc. (a)	153,153	10,874
		130,950
Specialty Retail (1.0%)
Carvana Co. (a)	118,256	6,988
Trading Companies & Distributors (0.9%)
Watsco, Inc.	34,099	6,073
Total Common Stocks (Cost $510,254)		679,594
Short-Term Investments (12.2%)
Securities held as Collateral on Loaned Securities (7.4%)
Investment Company (5.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	42,031,504	42,032
	Face Amount (000)
Repurchase Agreements (1.5%)
HSBC Securities USA, Inc., (2.23%, dated 9/28/18, due 10/1/18; proceeds $5,531; fully collateralized by U.S. Government obligations; 0.00% - 2.75% due 05/15/25 - 08/15/47; valued at $5,641)	$5,531	5,531

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Merrill Lynch & Co., Inc., (2.25%, dated 9/28/18, due 10/1/18; proceeds $4,794; fully collateralized by U.S. Government obligations; 0.75% - 3.00% due 2/15/42 - 11/15/45; valued at $4,889)	$4,793	$4,793
		10,324
Total Securities held as Collateral on Loaned Securities (Cost $52,356)		52,356
	Shares
Investment Company (4.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $34,385)	34,384,757	34,385
Total Short-Term Investments (Cost $86,741)		86,741
Total Investments Excluding Purchased Options (107.6%) (Cost $596,995)		766,335
Total Purchased Options Outstanding (0.1%) (Cost $1,819)		668
Total Investments (107.7%) (Cost $598,814) Including $54,913 of Securities Loaned (e)		767,003
Liabilities in Excess of Other Assets (–7.7%)		(54,790)
Net Assets (100.0%)		$712,213

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2018.

(c)  Security has been deemed illiquid at September 30, 2018.

(d)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at September 30, 2018 amounts to approximately $25,674,000 and represents 3.6% of net assets.

(e)  At September 30, 2018, the aggregate cost for federal income tax purposes is approximately $615,064,000. The aggregate gross unrealized appreciation is approximately $169,433,000 and the aggregate gross unrealized depreciation is approximately $17,494,000, resulting in net unrealized appreciation of approximately $151,939,000.

ADR  American Depositary Receipt.

Call Options Purchased:

The Fund had the following call options purchased open at September 30, 2018:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
Royal Bank of Scotland	USD/CNH	CNH	7.16	Jan-19	133,395,944	133,396	$402	$579	$(177)
Royal Bank of Scotland	USD/CNH	CNH	7.52	Nov-18	147,087,283	147,087	4	609	(605)
Royal Bank of Scotland	USD/CNH	CNH	7.78	Jul-19	129,503,174	129,503	262	631	(369)
							$668	$1,819	$(1,151)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Internet Software & Services	30.4%
Other**	20.4
Software	18.3
Health Care Technology	11.5
Health Care Equipment & Supplies	7.2
Health Care Providers & Services	6.5
Internet & Direct Marketing Retail	5.7
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2018.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Mid Cap Growth Portfolio

Statement of Assets and Liabilities	September 30, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $522,397)	$690,586
Investment in Security of Affiliated Issuer, at Value (Cost $76,417)	76,417
Total Investments in Securities, at Value (Cost $598,814)	767,003
Foreign Currency, at Value (Cost —@)	—	@
Cash	3,704
Receivable for Fund Shares Sold	1,363
Receivable from Securities Lending Income	67
Receivable from Affiliate	66
Dividends Receivable	49
Other Assets	152
Total Assets	772,404
Liabilities:
Collateral on Securities Loaned, at Value	56,059
Payable for Fund Shares Redeemed	1,735
Due to Broker	1,020
Payable for Advisory Fees	814
Payable for Trustees' Fees and Expenses	116
Payable for Professional Fees	102
Payable for Sub Transfer Agency Fees — Class I	33
Payable for Sub Transfer Agency Fees — Class A	50
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	61
Payable for Distribution and Shareholder Services Fees — Class L	6
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Administration Fees	46
Payable for Transfer Agency Fees — Class I	9
Payable for Transfer Agency Fees — Class A	22
Payable for Transfer Agency Fees — Class L	2
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	2
Payable for Custodian Fees	7
Other Liabilities	105
Total Liabilities	60,191
Net Assets	$712,213
Net Assets Consist Of:
Paid-in-Capital	$443,787
Total Distributable Earnings (Loss)	268,426
Net Assets	$712,213

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Mid Cap Growth Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2018 (000)
CLASS I:
Net Assets	$304,179
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	13,052,665
Net Asset Value, Offering and Redemption Price Per Share	$23.30
CLASS A:
Net Assets	$304,921
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	15,466,747
Net Asset Value, Redemption Price Per Share	$19.71
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.09
Maximum Offering Price Per Share	$20.80
CLASS L:
Net Assets	$9,572
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	532,959
Net Asset Value, Offering and Redemption Price Per Share	$17.96
CLASS C:
Net Assets	$536
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	27,605
Net Asset Value, Offering and Redemption Price Per Share	$19.42
CLASS IS:
Net Assets	$93,005
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	3,956,847
Net Asset Value, Offering and Redemption Price Per Share	$23.50
(1) Including: Securities on Loan, at Value:	$54,913

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Mid Cap Growth Portfolio

Statement of Operations	Year Ended September 30, 2018 (000)
Investment Income:
Income from Securities Loaned — Net	$1,084
Dividends from Securities of Unaffiliated Issuers (Net of $6 of Foreign Taxes Withheld)	805
Dividends from Security of Affiliated Issuer (Note G)	300
Total Investment Income	2,189
Expenses:
Advisory Fees (Note B)	3,062
Shareholder Services Fees — Class A (Note D)	688
Distribution and Shareholder Services Fees — Class L (Note D)	64
Distribution and Shareholder Services Fees — Class C (Note D)	1
Administration Fees (Note C)	490
Sub Transfer Agency Fees — Class I	142
Sub Transfer Agency Fees — Class A	266
Sub Transfer Agency Fees — Class L	4
Sub Transfer Agency Fees — Class C	— @
Professional Fees	174
Registration Fees	104
Transfer Agency Fees — Class I (Note E)	21
Transfer Agency Fees — Class A (Note E)	55
Transfer Agency Fees — Class L (Note E)	5
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	6
Shareholder Reporting Fees	67
Custodian Fees (Note F)	21
Trustees' Fees and Expenses	19
Pricing Fees	3
Other Expenses	53
Expenses Before Non Operating Expenses	5,247
Bank Overdraft Expense	1
Total Expenses	5,248
Rebate from Morgan Stanley Affiliate (Note G)	(39)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Net Expenses	5,207
Net Investment Loss	(3,018)
Realized Gain (Loss):
Investments Sold	163,309
Foreign Currency Translation	(13)
Net Realized Gain	163,296
Change in Unrealized Appreciation (Depreciation):
Investments	79,072
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	79,072
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	242,368
Net Increase in Net Assets Resulting from Operations	$239,350

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Mid Cap Growth Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2018 (000)	Year Ended September 30, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(3,018)	$199
Net Realized Gain	163,296	311,807
Net Change in Unrealized Appreciation (Depreciation)	79,072	(249,571)
Net Increase in Net Assets Resulting from Operations	239,350	62,435
Dividends and Distributions to Shareholders:
Class I	(76,997)	(158,083)*
Class A	(91,767)	(165,422)*
Class L	(2,865)	(3,634)*
Class C	(4)	—
Class IS	(20,114)	(24,994)*
Total Dividends and Distributions to Shareholders	(191,747)	(352,133)
Capital Share Transactions:(1)
Class I:
Subscribed	117,653	37,850
Distributions Reinvested	76,164	151,514
Redeemed	(155,559)	(373,738)
Class A:
Subscribed	41,320	28,273
Distributions Reinvested	91,096	163,817
Redeemed	(131,766)	(250,783)
Class L:
Distributions Reinvested	2,826	3,515
Redeemed	(1,750)	(2,689)
Class C:
Subscribed	485	10 **
Class IS:
Subscribed	26,185	38,668
Distributions Reinvested	20,109	24,876
Redeemed	(24,742)	(202,040)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	62,021	(380,727)
Total Increase (Decrease) in Net Assets	109,624	(670,425)
Net Assets:
Beginning of Period	602,589	1,273,014
End of Period	$712,213	$602,589 †

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Mid Cap Growth Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2018 (000)	Year Ended September 30, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	5,817	1,827
Shares Issued on Distributions Reinvested	4,569	8,618
Shares Redeemed	(8,191)	(17,277)
Net Increase (Decrease) in Class I Shares Outstanding	2,195	(6,832)
Class A:
Shares Subscribed	2,381	1,503
Shares Issued on Distributions Reinvested	6,442	10,408
Shares Redeemed	(7,872)	(13,489)
Net Increase (Decrease) in Class A Shares Outstanding	951	(1,578)
Class L:
Shares Issued on Distributions Reinvested	219	235
Shares Redeemed	(116)	(145)
Net Increase in Class L Shares Outstanding	103	90
Class C:
Shares Subscribed	27	1 **
Class IS:
Shares Subscribed	1,244	1,742
Shares Issued on Distributions Reinvested	1,196	1,407
Shares Redeemed	(1,302)	(7,194)
Net Increase (Decrease) in Class IS Shares Outstanding	1,138	(4,045)

The following information was previously reported in the September 30, 2017 financial statements. The distribution information for the year ended September 30, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the September 30, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended September 30, 2017 were as follows:

Class I:

Net Realized Gain	$(158,083)

Class A:

Net Realized Gain	$(165,422)

Class L:

Net Realized Gain	$(3,634)

Class IS:

Net Realized Gain	$(24,994)

†  Accumulated Net Investment Loss for the year ended September 30, 2017 was $(3,386).

**  For the period May 31, 2017 through September 30, 2017.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

Mid Cap Growth Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$22.30		$31.85		$35.96		$44.73		$44.24
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.07)		0.05		0.03		(0.16)		0.09
Net Realized and Unrealized Gain (Loss)	7.99		1.99		0.18		(2.33)		3.04
Total from Investment Operations	7.92		2.04		0.21		(2.49)		3.13
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.09)		—
Net Realized Gain	(6.92)		(11.59)		(4.32)		(6.19)		(2.64)
Total Distributions	(6.92)		(11.59)		(4.32)		(6.28)		(2.64)
Net Asset Value, End of Period	$23.30		$22.30		$31.85		$35.96		$44.73
Total Return(3)	47.85%		16.16%		0.19%		(6.18)%		7.25%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$304,179		$242,140		$563,397		$2,164,565		$4,708,900
Ratio of Expenses to Average Net Assets(6)	0.71	%(4)	0.72	%(4)	0.73	%(4)	0.74	%(4)	0.75	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.71	%(4)	0.71	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(6)	(0.35	)%(4)	0.21	%(4)	0.09	%(4)	(0.39	)%(4)	0.19	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	86%		59%		23%		27%		45%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.72%		0.72%		0.74%		N/A		N/A
Net Investment Income (Loss) to Average Net Assets	(0.36)%		0.21%		0.08%		N/A		N/A

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

Mid Cap Growth Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$19.92		$29.86		$34.06		$42.70		$42.46
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.11)		(0.03)		(0.05)		(0.26)		(0.03)
Net Realized and Unrealized Gain (Loss)	6.82		1.68		0.17		(2.19)		2.91
Total from Investment Operations	6.71		1.65		0.12		(2.45)		2.88
Distributions from and/or in Excess of:
Net Realized Gain	(6.92)		(11.59)		(4.32)		(6.19)		(2.64)
Net Asset Value, End of Period	$19.71		$19.92		$29.86		$34.06		$42.70
Total Return(3)	47.36%		15.85%		(0.12)%		(6.40)%		6.95%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$304,921		$289,123		$480,488		$996,553		$1,859,126
Ratio of Expenses to Average Net Assets(6)	1.01	%(4)	1.01	%(4)	0.99	%(4)	1.00	%(4)	1.00	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.01	%(4)	1.00	%(4)	N/A		N/A		N/A
Ratio of Net Investment Loss to Average Net Assets(6)	(0.65	)%(4)	(0.17	)%(4)	(0.17	)%(4)	(0.65	)%(4)	(0.07	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	86%		59%		23%		27%		45%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.02%		1.01%		1.00%		N/A		N/A
Net Investment Loss to Average Net Assets	(0.66)%		(0.16)%		(0.18)%		N/A		N/A

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per sharebasis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Loss to Average Net Assets would have been less than 0.005% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

Mid Cap Growth Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$18.79		$29.01		$33.39		$42.20		$42.20
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.18)		(0.16)		(0.22)		(0.46)		(0.26)
Net Realized and Unrealized Gain (Loss)	6.27		1.53		0.16		(2.16)		2.90
Total from Investment Operations	6.09		1.37		(0.06)		(2.62)		2.64
Distributions from and/or in Excess of:
Net Realized Gain	(6.92)		(11.59)		(4.32)		(6.19)		(2.64)
Net Asset Value, End of Period	$17.96		$18.79		$29.01		$33.39		$42.20
Total Return(3)	46.73%		15.07%		(0.73)%		(6.94)%		6.40%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,572		$8,091		$9,874		$12,600		$16,817
Ratio of Expenses to Average Net Assets(6)	1.50	%(4)	1.63	%(4)	1.60	%(4)	1.55	%(4)	1.55	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.50	%(4)	1.63	%(4)	N/A		N/A		N/A
Ratio of Net Investment Loss to Average Net Assets(6)	(1.15	)%(4)	(0.85	)%(4)	(0.76	)%(4)	(1.20	)%(4)	(0.60	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	86%		59%		23%		27%		45%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.51%		1.64%		1.61%		N/A		N/A
Net Investment Loss to Average Net Assets	(1.14)%		(0.86)%		(0.77)%		N/A		N/A

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Loss to Average Net Assets would have been less than 0.005% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

Mid Cap Growth Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended September 30, 2018		Period from May 31, 2017(1) to September 30, 2017
Net Asset Value, Beginning of Period	$19.85		$19.34
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.29)		(0.09)
Net Realized and Unrealized Gain	6.78		0.60
Total from Investment Operations	6.49		0.51
Distributions from and/or in Excess of:
Net Realized Gain	(6.92)		—
Net Asset Value, End of Period	$19.42		$19.85
Total Return(3)	46.08%		2.64	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$536		$10
Ratio of Expenses to Average Net Assets(8)	1.89	%(4)	1.90	%(4)(7)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.89	%(4)	1.90	%(4)(7)
Ratio of Net Investment Loss to Average Net Assets(8)	(1.58	)%(4)	(1.34	)%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(5)(7)
Portfolio Turnover Rate	86%		59	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.69%		15.31	%(7)
Net Investment Loss to Average Net Assets	(3.38)%		(14.75	)%(7)

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

Mid Cap Growth Portfolio

	Class IS
	Year Ended September 30,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$22.43		$31.94		$36.03		$44.80		$44.25
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.06)		0.04		0.07		(0.10)		0.18
Net Realized and Unrealized Gain (Loss)	8.05		2.04		0.16		(2.33)		3.01
Total from Investment Operations	7.99		2.08		0.23		(2.43)		3.19
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.15)		—
Net Realized Gain	(6.92)		(11.59)		(4.32)		(6.19)		(2.64)
Total Distributions	(6.92)		11.59		(4.32)		(6.34)		(2.64)
Net Asset Value, End of Period	$23.50		$22.43		$31.94		$36.03		$44.80
Total Return(3)	47.89%		16.24%		0.25%		(6.02)%		7.39%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$93,005		$63,225		$219,255		$1,087,612		$662,560
Ratio of Expenses to Average Net Assets(6)	0.65	%(4)	0.65	%(4)	0.61	%(4)	0.61	%(4)	0.61	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.65	%(4)	0.65	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(6)	(0.30	)%(4)	0.18	%(4)	0.22	%(4)	(0.25	)%(4)	0.41	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	86%		59%		23%		27%		45%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.66%		0.65%		0.62%		N/A		N/A
Net Investment Income (Loss) to Average Net Assets	(0.29)%		0.18%		0.21%		N/A		N/A

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund", collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Mid Cap Growth Portfolio. The Fund seeks long-term capital growth. The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS.

The Fund has suspended offering of Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$11,396	$—	$—	$11,396
Automobiles	6,645	—	—	6,645
Biotechnology	9,231	—	—	9,231
Commercial Services & Supplies	21,514	—	—	21,514
Construction Materials	15,903	—	—	15,903
Health Care Equipment & Supplies	51,454	—	—	51,454
Health Care Providers & Services	46,438	—	—	46,438
Health Care Technology	82,290	—	—	82,290
Hotels, Restaurants & Leisure	11,759	—	—	11,759
Information Technology Services	10,177	—	—	10,177
Internet & Direct Marketing Retail	40,361	—	—	40,361
Internet Software & Services	190,956	25,674	—	216,630
Life Sciences Tools & Services	10,959	—	—	10,959
Pharmaceuticals	826	—	—	826
Software	130,950	—	—	130,950
Specialty Retail	6,988	—	—	6,988
Trading Companies & Distributors	6,073	—	—	6,073
Total Common Stocks	653,920	25,674	—	679,594
Call Options Purchased	—	668	—	668
Short-Term Investments
Investment Company	76,417	—	—	76,417
Repurchase Agreements	—	10,324	—	10,324
Total Short-Term Investments	76,417	10,324	—	86,741
Total Assets	$730,337	$36,666	$—	$767,003

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$11,528
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	(25,674)
Corporate actions	—
Change in unrealized appreciation (depreciation)	14,146
Realized gains (losses)	—
Ending Balance	$—
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2018	$—

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2018:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$668	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(928)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(482)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At September 30, 2018, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Options Purchased	$668	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$668	$—	$(668)	$0

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended September 30, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	370,813,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2018.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$54,913	(f)	$—	$(54,913	)(g)(h)	$0

(f) Represents market value of loaned securities at period end.

(g) The Fund received cash collateral of approximately $56,059,000, of which approximately $52,356,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of September 30, 2018, there was uninvested cash of approximately $3,703,000, which is not reflected in the Portfolio of Investments.

(h) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of September 30, 2018:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$56,059	$—	$—	$—	$56,059
Total Borrowings	$56,059	$—	$—	$—	$56,059
Gross amount of recognized liabilities for securities lending transactions					$56,059

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

quarterly, at an annual rate of 0.50% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.65% for Class L shares, 1.90% for Class C shares and 0.73% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2018, approximately $2,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Trust pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $508,970,000 and $660,353,000 respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

Liquidity Funds. For the year ended September 30, 2018, advisory fees paid were reduced by approximately $39,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended September 30, 2018 is as follows:

Affiliated Investment Company	Value September 30, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$44,741	$452,405	$420,729	$300
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2018 (000)
Liquidity Funds	$—	$—	$76,417

During the year ended September 30, 2018, the Fund incurred approximately $1,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly,

no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for U.S. GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$191,747	$—	$352,133

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, tax adjustments on passive foreign investment companies and

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

partnership investments sold by the Fund, equalization debits and a net operating loss, resulted in the following reclassifications among the components of net assets at September 30, 2018:

Total Distributable Earnings (Loss) (000)	Paid-in- Capital (000)
$(62,920)	$62,920

At September 30, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$10,731	$106,049

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 69.7%.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Mid Cap Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Mid Cap Growth Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 20, 2018

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2017, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the three- and five-year periods but better than its peer group average for the one-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2018.

The Fund designated and paid approximately $211,765,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended September 30, 2018. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $643,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program(2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	87	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

40

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTMCGANN
2289724 EXP 11.30.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Short Duration Income Portfolio

Annual Report

September 30, 2018

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	33
Investment Advisory Agreement Approval	34
Privacy Notice	36
Trustee and Officer Information	39

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Short Duration Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2018

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Expense Example (unaudited)

Short Duration Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/18	Actual Ending Account Value 9/30/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Short Duration Income Portfolio Class I	$1,000.00	$1,014.00	$1,023.66	$1.41	$1.42	0.28%
Short Duration Income Portfolio Class A	1,000.00	1,012.50	1,022.31	2.77	2.79	0.55
Short Duration Income Portfolio Class L	1,000.00	1,010.00	1,021.06	4.03	4.05	0.80
Short Duration Income Portfolio Class C	1,000.00	1,007.50	1,018.55	6.54	6.58	1.30
Short Duration Income Portfolio Class IS	1,000.00	1,014.10	1,023.82	1.26	1.27	0.25

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited)

Short Duration Income Portfolio

The Fund seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 1.79%, net of fees. The Fund's Class I shares outperformed against the Fund's benchmark, the ICE BofAML 1-Year U.S. Treasury Note Index (the "Index"), which returned 1.08%.

Factors Affecting Performance

•  Good economic performance led to demand for bonds that offer additional yields over government securities. The result was strong performance in most credit sectors. The Fund benefited from short maturity exposures to these better-performing credit sectors — namely, investment-grade corporates, asset-backed securities (ABS), and non-agency residential and commercial mortgage-backed securities.

•  U.S. Treasury yields rose over the period. Shorter maturities continued to rise as the Federal Reserve (Fed) increased the target fed funds rate by 100 basis points over the period. Expectations of further rate increases caused longer maturity Treasury yields to rise even more: 2-year and 3-year bond yields increased 134 and 126 basis points, respectively. This hurt relative performance. Even though the Fund's duration was close to one year (the same as the benchmark) and therefore did not have a material impact on performance, it was overweight the 2- to 3-year portion of the yield curve, which detracted. The Fund's interest rate exposures are managed, in part, using Treasury futures.

•  During fiscal year 2018, the Fund received monies related to certain nonrecurring litigation settlements. If these monies were not received, any period returns which include these settlement monies would have been lower. For example, the 2018 fiscal year total return would have been 1.54% for Class I shares as of September 30, 2018. The returns on the other Share Classes would also have been similarly impacted. These were one-time settlements, and as a result, the impact on the net asset value and consequently the performance will not likely be repeated in the future. Please call 1-800-548-7786 for additional information.

Management Strategies

•  The key price action investors are focused on at present is the rise in U.S. Treasury yields. Higher yields should not have been surprising, as the Federal Reserve has been clearly communicating its intention to keep on steadily raising interest rates, but the market had been reluctant to price in rate hikes beyond 2019. The recent strong growth data supports the case for more and a longer hiking cycle. In addition, with interest rate term premium estimates still negative, there is lots of potential for yields to rise through valuations normalizing along with tighter Fed policy being priced.

•  To the extent the Fed is raising interest rates because the economy is doing better, this should not necessarily be a headwind for risky assets. The risk of the Fed over-tightening seems small, especially given inflationary pressures remain subdued, and so the pace can always be slowed, as has happened multiple times during the current tightening cycle. While there is growing evidence of tight labor markets pushing up wage inflation, the pick-up mainly supports the argument that monetary policy needs to be tightened rather than it needs to be tightened faster. This should mean the impact on risky assets, in the U.S., is benign.

•  We remain constructive on investment grade credit. Corporate earnings continue to be strong, heavy supply has been met with even stronger demand and the macro backdrop continues to improve. Economic indicators remain robust, especially in the U.S., while some key geopolitical concerns appear to be subsiding. The recent downward spiral from emerging markets has slowed and progress has been made in some ongoing trade disputes. Valuations remain around long-term average levels. We do not expect credit spreads to tighten rapidly from here. Rather, we expect spreads to grind tighter as we head into year-end, potentially generating some attractive excess returns in the process.

•  We also remain positive on securitized credit. We believe the U.S. economy remains strong, and consumer and real estate credit fundamentals continue to improve. Consumer balance sheets are improving due to low unemployment, increasing wages and higher savings rates, and consumer

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited) (cont'd)

Short Duration Income Portfolio

confidence is at the highest levels in nearly 20 years. Total consumer debt remains at reasonable levels as interest rates remain historically low and credit card utilization rates are near the lowest levels in nearly 20 years. Additionally, ABS securitizations in the post-financial crisis era are generally being structured with very robust levels of credit protection, designed to withstand very high default levels. Security selection remains critical, but we believe consumer credit ABS can offer attractive relative value opportunities.

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited) (cont'd)

Short Duration Income Portfolio

Performance Compared to the ICE BofAML 1-Year U.S. Treasury Note Index(1), the Short Duration Income Blend Index(2) and the Lipper Short Investment Grade Debt Funds Index(3)

	Period Ended September 30, 2018 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(5)	1.79%	2.69%	2.41%	3.08%
Fund — Class A Shares w/o sales charges(6)	1.51	2.41	2.15	0.16
Fund — Class L Shares w/o sales charges(7)	1.14	2.08	—	1.85
Fund — Class C Shares w/o sales charges(8)	0.64	—	—	2.10
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	–0.36	—	—	2.10
Fund — Class IS Shares w/o sales charges(9)	1.83	—	—	4.27
ICE BofAML 1-Year U.S. Treasury Note Index	1.08	0.55	0.71	—
Short Duration Income Blend Index	1.08	0.83	1.67	3.90
Lipper Short Investment Grade Debt Funds Index	0.77	1.29	2.45	3.73

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charge and expenses.

(1)  The ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) 1-Year U.S. Treasury Note Index tracks one-year U.S. government securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Short Duration Income Blend Index is a performance linked benchmark of the old represented by Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (benchmark that tracks investment-grade (BBB-/Baa3) or higher publicly traded fixed rate U.S. government, U.S. agency, and corporate issues in the 1-3 Year maturity range) for periods from the Fund's inception to January 8, 2016, to the new represented by ICE BofAML 1-Year U.S. Treasury Note Index (benchmark that tracks one-year U.S. government securities) for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Short Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Short Investment Grade Debt Funds classification.

(4)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(5)  Commenced operations on March 31, 1992.

(6)  Commenced operations on September 28, 2007.

(7)  Commenced operations on April 27, 2012.

(8)  Commenced operations on April 30, 2015.

(9)  Commenced operations on January 11, 2016.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (88.2%)
Agency Adjustable Rate Mortgages (0.8%)
Federal Home Loan Mortgage Corporation,
Conventional Pools:
1 Year CMT + 2.32%, 3.94%, 1/1/36	$363	$383
1 Year CMT + 2.31%, 3.95%, 7/1/38	383	404
1 Year CMT + 2.18%, 3.98%, 6/1/38	258	270
1 Year CMT + 2.30%, 4.06%, 3/1/37	454	478
		1,535
Agency Bond — Consumer Discretionary (U.S. Government Guaranteed) (0.2%)
Safina Ltd.
2.00%, 12/30/23	459	445
Agency Fixed Rate Mortgages (1.2%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
4.50%, 12/1/24	345	357
6.50%, 9/1/19 - 4/1/24	1	1
7.50%, 11/1/19 - 5/1/35	27	31
8.00%, 8/1/32	16	18
8.50%, 8/1/31	16	19
Federal National Mortgage Association,
Conventional Pools:
4.50%, 6/1/24 - 7/1/24	530	551
5.00%, 12/1/23 - 12/1/24	274	284
6.00%, 9/1/37	77	84
6.50%, 2/1/28 - 10/1/32	196	218
7.00%, 7/1/29 - 3/1/37	228	255
7.50%, 8/1/37	35	40
8.00%, 4/1/33	63	72
8.50%, 10/1/32	30	36
Government National Mortgage Association,
Various Pools:
6.00%, 11/15/38	117	127
8.50%, 7/15/30	60	66
		2,159
Asset-Backed Securities (21.1%)
Ally Auto Receivables Trust,
1.47%, 4/15/20	116	116
1.75%, 12/15/21	730	722
AMSR Trust
1 Month USD LIBOR + 1.40%, 3.56%, 11/17/33 (a)(b)	600	601
Avant Loans Funding Trust
3.95%, 12/15/22 (b)	400	401
Bayview Koitere Fund Trust
3.62%, 3/28/33 (b)	262	262
Bayview Opportunity Master Fund IIIa Trust
3.35%, 11/28/32 (b)	198	197
Bayview Opportunity Master Fund IVb Trust
3.50%, 1/28/55 (a)(b)	297	296
Bayview Opportunity Master Fund Trust
3.82%, 4/28/33 (b)	359	359
	Face Amount (000)	Value (000)
BMW Vehicle Lease Trust,
1.98%, 5/20/20	$775	$772
2.07%, 10/20/20	210	208
CLUB Credit Trust,
2.42%, 9/15/23 (b)	138	138
3.67%, 5/15/24 (b)	350	349
Colony American Homes
1 Month USD LIBOR + 3.00%, 5.13%, 7/17/32 (a)(b)	600	602
Consumer Loan Underlying Bond Credit Trust,
3.50%, 1/16/24 (b)	250	250
4.07%, 7/15/25 (b)	283	283
Credit Suisse ABS Trust
4.28%, 7/25/24 (b)	378	378
Finance of America Structured Securities Trust
3.62%, 11/25/27 (a)(b)	700	693
Ford Credit Auto Owner Trust
2.26%, 11/15/25 (b)	1,165	1,161
Foundation Finance Trust
3.30%, 7/15/33 (b)	488	484
GCAT LLC
3.84%, 6/25/48 (b)	563	563
GM Financial Automobile Leasing Trust
3.06%, 6/21/21	280	280
GM Financial Consumer Automobile Receivables Trust
2.81%, 12/16/22	1,330	1,322
Gracechurch Card Funding PLC
1 Month USD LIBOR + 0.40%, 2.56%, 7/15/22 (a)(b) cBBerg.mtg_reset_slope: 1.00	627	627
Hyundai Auto Receivables Trust
1.77%, 1/18/22	700	690
Mariner Finance Issuance Trust
3.62%, 2/20/29 (b)	550	550
Marlette Funding Trust
2.83%, 3/15/24 (b)	96	96
Mercedes-Benz Auto Lease Trust
1.35%, 8/15/19	266	266
MFA LLC,
3.88%, 5/25/48 (b)	678	677
4.16%, 7/25/48 (b)	618	618
MFA Trust
3.35%, 11/25/47 (b)	602	597
Nationstar HECM Loan Trust,
2.82%, 9/25/27 (a)(b)	250	249
2.94%, 5/25/27 (b)	600	596
4.17%, 7/25/28 (a)(b)	650	648
Nissan Auto Lease Trust
1.91%, 4/15/20	670	666
Nissan Auto Receivables Owner Trust
1.75%, 10/15/21	780	769

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Asset-Backed Securities (cont'd)
North Carolina State Education Assistance Authority
3 Month USD LIBOR + 0.80%, 3.14%, 7/25/25 (a)	$242	$243
NRZ Excess Spread-Collateralized Notes,
4.37%, 1/25/23 (b)	333	331
4.59%, 2/25/23 (b)	599	595
Oak Hill Advisors Residential Loan Trust,
3.00%, 6/25/57 - 7/25/57 (b)	836	826
Ocwen Master Advance Receivables Trust,
2.72%, 8/16/49 (b)	600	597
4.19%, 8/15/50 (b)	250	250
Option One Mortgage Loan Trust Asset-Backed Certificates
1 Month USD LIBOR + 0.50%, 2.67%, 8/20/30 (a)	128	127
OSCAR US Funding Trust VII LLC
1 Month USD LIBOR + 0.65%, 2.78%, 11/10/20 (a)(b)	143	143
OSCAR US Funding Trust VIII LLC
2.91%, 4/12/21 (b)	228	228
Panhandle-Plains Higher Education Authority, Inc.
3 Month USD LIBOR + 0.95%, 3.29%, 7/1/24 (a)	43	43
PFS Financing Corp.,
2.57%, 7/15/22 (b)	460	452
2.74%, 10/17/22 (b)	440	430
2.89%, 2/15/23 (b)	275	272
3.19%, 4/17/23 (b)	300	298
Pretium Mortgage Credit Partners I LLC,
3.25%, 8/27/32 - 3/28/57(b)	707	703
3.33%, 12/30/32 (a)(b)	500	498
3.70%, 3/27/33 (b)	609	605
Prosper Marketplace Issuance Trust,
3.36%, 11/15/23 (b)	525	522
3.90%, 6/17/24 (b)	700	701
3.96%, 10/15/24 (b)	538	539
PRPM LLC,
3.75%, 4/25/23 (a)(b)	462	460
4.00%, 8/25/23 (a)(b)	331	329
RCO Mortgage LLC
3.38%, 8/25/22 (b)	352	351
RCO V Mortgage LLC
4.00%, 5/25/23 (b)	663	663
RMAT LP
4.09%, 5/25/48 (b)	413	412
SBA Small Business Investment Cos.
2.25%, 9/10/22	416	404
Skopos Auto Receivables Trust
5.43%, 12/15/23 (b)	238	238
Sofi Consumer Loan Program Trust,
3.14%, 2/25/27 (b)	400	397
3.35%, 4/26/27 (b)	325	325
3.67%, 8/25/27 (b)	700	701
	Face Amount (000)		Value (000)
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes
2.53%, 11/16/48 (b)	$700		$700
Stanwich Mortgage Loan Trust
4.02%, 5/16/23 (b)	639		638
TLF National Tax Lien Trust
3.09%, 12/15/29 (b)	411		410
Towd Point Mortgage Trust,
2.75%, 4/25/57 (a)(b)	142		139
1 Month USD LIBOR + 0.60%, 2.82%, 2/25/57 (a)(b)	521		522
U.S. Residential Opportunity Fund IV Trust
3.35%, 11/27/37 (b)	330		328
Upstart Securitization Trust,
3.89%, 8/20/25 (b)	600		598
4.45%, 12/22/25 (b)	350		351
Verizon Owner Trust,
1.68%, 5/20/21 (b)	610		606
2.06%, 9/20/21 (b)	375		372
1 Month USD LIBOR + 0.27%, 2.44%, 4/20/22 (a)(b)	190		190
VOLT LIX LLC
3.25%, 5/25/47 (b)	212		211
VOLT LVI LLC
3.50%, 3/25/47 (b)	332		332
VOLT LX LLC
3.25%, 6/25/47 (b)	224		223
VOLT LXI LLC
3.13%, 6/25/47 (b)	298		296
VOLT LXII LLC
3.13%, 9/25/47 (b)	375		372
VOLT LXIII LLC
3.00%, 10/25/47 (b)	396		393
VOLT LXIV LLC
3.38%, 10/25/47 (b)	511		509
VOLT LXIX LLC
4.21%, 8/25/48 (b)	500		500
VOLT LXV LLC
3.75%, 4/25/48 (b)	615		615
VOLT LXVI
4.34%, 5/25/48 (b)	573		573
World Omni Auto Receivables Trust
1.49%, 12/15/20	563		561
			39,608
Collateralized Mortgage Obligations — Agency Collateral Series (1.7%)
Federal Home Loan Mortgage Corporation,
1.56%, 10/25/18	—	@	—	@
1.78%, 10/25/20	218		216
1.88%, 5/25/19	825		821
2.06%, 10/25/20	187		186
2.09%, 3/25/19	265		264
2.26%, 10/25/20	88		88
2.32%, 10/25/18	92		92

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Collateralized Mortgage Obligations — Agency Collateral Series (cont'd)
3.03%, 10/25/20 (a)	$482	$483
REMIC
7.50%, 9/15/29	510	568
Federal National Mortgage Association
2.17%, 9/25/19 (a)	520	516
		3,234
Commercial Mortgage-Backed Securities (0.2%)
Hudsons Bay Simon JV Trust
1 Month USD LIBOR + 1.58%, 3.94%, 8/5/34 (a)(b)	185	186
Velocity Commercial Capital Loan Trust
1 Month USD LIBOR + 1.80%, 4.02%, 10/25/46 (a)	190	192
		378
Corporate Bonds (58.1%)
Finance (28.4%)
ABN AMRO Bank NV
3.40%, 8/27/21 (b)	650	648
ANZ New Zealand Int'l Ltd.
2.20%, 7/17/20 (b)	680	666
Bank of America Corp.,
MTN
2.63%, 10/19/20	780	771
Bank of America NA
3 Month USD LIBOR + 0.25%, 2.56%, 8/28/20 (a)	925	926
Bank of Montreal,
3 Month USD LIBOR + 0.25%, 2.58%, 9/11/19 (a)	445	446
Series D
3.10%, 4/13/21	990	986
Bank of New York Mellon Corp. (The),
MTN
2.45%, 11/27/20	525	517
Bank of Nova Scotia (The),
2.15%, 7/14/20	430	423
3.13%, 4/20/21	680	677
BB&T Corp.
3.20%, 9/3/21	610	607
Berkshire Hathaway Finance Corp.
1.70%, 3/15/19	500	498
BNZ International Funding Ltd.
2.35%, 3/4/19 (b)	650	649
BPCE SA,
MTN
2.25%, 1/27/20	600	592
Branch Banking & Trust Co.
2.10%, 1/15/20	1,000	988
Canadian Imperial Bank of Commerce,
Series BKTN
2.10%, 10/5/20	840	821
Capital One Financial Corp.
2.40%, 10/30/20	940	921
	Face Amount (000)	Value (000)
Citibank NA
2.10%, 6/12/20	$830	$815
Citigroup, Inc.,
2.05%, 6/7/19	1,100	1,095
2.45%, 1/10/20	475	471
Commonwealth Bank of Australia
2.25%, 3/10/20 (b)	1,350	1,333
Compass Bank
3.50%, 6/11/21	925	921
Cooperatieve Rabobank UA
3.13%, 4/26/21	640	636
Credit Suisse AG,
Series G
2.30%, 5/28/19	650	648
Danske Bank A/S
1.65%, 9/6/19 (b)	1,700	1,675
DBS Group Holdings Ltd.
2.25%, 7/16/19 (b)	650	647
Deutsche Bank AG
2.70%, 7/13/20	750	735
DNB Bank ASA
2.13%, 10/2/20 (b)	700	682
ERP Operating LP
2.38%, 7/1/19	550	548
Fifth Third Bank
2.20%, 10/30/20	850	832
Goldman Sachs Group, Inc. (The)
2.30%, 12/13/19	860	853
Halfmoon Parent, Inc.
3.40%, 9/17/21 (b)	1,100	1,096
HSBC USA, Inc.
2.25%, 6/23/19	659	657
Jackson National Life Global Funding,
1.88%, 10/15/18 (b)	275	275
2.20%, 1/30/20 (b)	550	543
JPMorgan Chase & Co.
2.20%, 10/22/19	325	323
JPMorgan Chase Bank NA
3.09%, 4/26/21	990	987
KeyBank NA
1.60%, 8/22/19	300	297
LeasePlan Corp. N.V.
2.88%, 1/22/19 (b)	500	500
Lloyds Bank PLC
3.30%, 5/7/21	1,350	1,345
Macquarie Bank Ltd.,
2.35%, 1/15/19 (b)	725	724
2.60%, 6/24/19 (b)	605	604
Manufacturers & Traders Trust Co.
2.10%, 2/6/20	560	553
MassMutual Global Funding II,
1.55%, 10/11/19 (b)	1,140	1,127
1.95%, 9/22/20 (b)	560	548

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Metropolitan Life Global Funding I
2.00%, 4/14/20 (b)	$550	$541
National Australia Bank Ltd.
1.38%, 7/12/19	1,220	1,208
National Bank of Canada
2.15%, 6/12/20	1,230	1,209
New York Life Global Funding,
1.55%, 11/2/18 (b)	375	375
3 Month USD LIBOR + 0.16%, 2.56%, 10/1/20 (a)(b)(c)	850	851
Nordea Bank AB
1.63%, 9/30/19 (b)	900	888
PNC Bank NA
2.50%, 1/22/21	960	943
Principal Life Global Funding II
2.15%, 1/10/20 (b)	1,425	1,410
Protective Life Global Funding,
1.72%, 4/15/19 (b)	700	696
2.70%, 11/25/20 (b)	525	518
Royal Bank of Canada,
2.15%, 10/26/20	900	882
3.20%, 4/30/21	670	669
Santander UK Group Holdings PLC
2.88%, 10/16/20	200	198
Santander UK PLC
3.40%, 6/1/21	1,370	1,365
Skandinaviska Enskilda Banken AB
2.30%, 3/11/20	530	523
Sumitomo Mitsui Banking Corp.,
1.76%, 10/19/18	400	400
2.45%, 1/10/19	630	630
Sumitomo Mitsui Trust Bank Ltd.
1.95%, 9/19/19 (b)	275	272
Suncorp-Metway Ltd.,
2.10%, 5/3/19 (b)	275	274
2.38%, 11/9/20 (b)	670	653
Svenska Handelsbanken AB,
1.95%, 9/8/20	990	965
3.35%, 5/24/21	660	659
Synchrony Bank
3.65%, 5/24/21	650	645
Toronto-Dominion Bank (The)
3.25%, 6/11/21	610	610
UBS AG,
2.45%, 12/1/20 (b)	600	588
MTN
2.38%, 8/14/19	925	921
United Overseas Bank Ltd.
3.20%, 4/23/21 (b)	340	338
UnitedHealth Group, Inc.
2.70%, 7/15/20	500	497
US Bank NA
2.00%, 1/24/20	500	494
	Face Amount (000)	Value (000)
WEA Finance LLC/Westfield UK & Europe Finance PLC
2.70%, 9/17/19 (b)	$600	$599
		53,427
Industrials (27.7%)
AbbVie, Inc.
2.50%, 5/14/20	575	569
Alimentation Couche-Tard, Inc.
2.35%, 12/13/19 (b)	660	654
Allergan Funding SCS
3.00%, 3/12/20	835	834
Amazon.com, Inc.
1.90%, 8/21/20	900	882
American Honda Finance Corp.,
1.95%, 7/20/20	250	245
MTN
1.20%, 7/12/19	530	524
2.45%, 9/24/20	550	544
Amgen, Inc.
2.20%, 5/22/19	790	787
Analog Devices, Inc.
2.85%, 3/12/20	230	229
AstraZeneca PLC
1.75%, 11/16/18	1,495	1,494
AT&T, Inc.
2.45%, 6/30/20	1,225	1,209
AutoZone, Inc.
1.63%, 4/21/19	740	735
BAT International Finance PLC
2.75%, 6/15/20 (b)	450	446
Baxalta, Inc.
2.88%, 6/23/20	164	163
Bayer US Finance II LLC
3.50%, 6/25/21 (b)	330	329
Bayer US Finance LLC
2.38%, 10/8/19 (b)	600	596
Becton Dickinson and Co.
2.68%, 12/15/19	300	298
Biogen, Inc.
2.90%, 9/15/20	525	523
BMW US Capital LLC,
1.50%, 4/11/19 (b)	700	696
2.15%, 4/6/20 (b)	400	394
BP Capital Markets PLC
2.32%, 2/13/20	400	397
Cardinal Health, Inc.
1.95%, 6/14/19	725	721
Caterpillar Financial Services Corp.,
3.15%, 9/7/21	790	789
MTN
1.80%, 11/13/18	300	300
CBS Corp.
2.30%, 8/15/19	625	622

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Celgene Corp.
2.88%, 8/15/20	$525	$522
CVS Health Corp.
3.13%, 3/9/20	960	961
Daimler Finance North America LLC,
1.50%, 7/5/19 (b)	500	495
2.30%, 1/6/20 (b)	325	322
Danone SA
1.69%, 10/30/19 (b)	875	862
Dell International LLC/EMC Corp.
3.48%, 6/1/19 (b)	900	902
Delta Air Lines, Inc.
2.88%, 3/13/20	575	571
Deutsche Telekom International Finance BV
6.00%, 7/8/19	650	665
Discovery Communications LLC,
2.20%, 9/20/19	975	968
2.75%, 11/15/19 (b)	575	572
Dominion Energy Gas Holdings LLC
2.50%, 12/15/19	825	819
DR Horton, Inc.
2.55%, 12/1/20	480	470
EI du Pont de Nemours & Co.
2.20%, 5/1/20	700	691
EMD Finance LLC
2.40%, 3/19/20 (b)	575	568
Enterprise Products Operating LLC,
2.55%, 10/15/19	325	324
2.80%, 2/15/21	780	770
Ford Motor Credit Co., LLC,
2.26%, 3/28/19	450	449
2.68%, 1/9/20	725	718
General Dynamics Corp.
2.88%, 5/11/20	410	409
General Motors Co.
3 Month USD LIBOR + 0.80%, 3.14%, 8/7/20 (a)	950	953
General Motors Financial Co., Inc.
3.15%, 1/15/20	600	599
Gilead Sciences, Inc.,
1.85%, 9/20/19	445	441
2.55%, 9/1/20	500	495
Hewlett Packard Enterprise Co.
2.10%, 10/4/19 (b)	800	792
Hyundai Capital America,
2.50%, 3/18/19 (b)	775	773
2.55%, 4/3/20 (b)	175	172
2.60%, 3/19/20 (b)	325	320
JM Smucker Co. (The)
2.50%, 3/15/20	225	223
Keurig Dr Pepper, Inc.
3.55%, 5/25/21 (b)	930	929
	Face Amount (000)	Value (000)
Kinder Morgan, Inc.
3.05%, 12/1/19	$650	$650
Kroger Co. (The)
2.00%, 1/15/19	750	748
Lockheed Martin Corp.,
1.85%, 11/23/18	555	554
2.50%, 11/23/20	225	222
McDonald's Corp.,
MTN
2.20%, 5/26/20	550	543
McKesson Corp.
2.28%, 3/15/19	790	788
Mead Johnson Nutrition Co.
3.00%, 11/15/20	175	174
Medtronic, Inc.
2.50%, 3/15/20	550	546
Molson Coors Brewing Co.
1.45%, 7/15/19	775	766
Nissan Motor Acceptance Corp.,
2.00%, 3/8/19 (b)	575	573
2.35%, 3/4/19 (b)	570	569
3.15%, 3/15/21 (b)	590	585
Northrop Grumman Corp.
2.08%, 10/15/20	580	568
Novartis Capital Corp.
1.80%, 2/14/20	475	468
Orange SA
2.75%, 2/6/19	625	625
Rockwell Collins, Inc.
1.95%, 7/15/19	800	795
Ryder System, Inc.,
MTN
2.65%, 3/2/20	125	124
Schlumberger Finance Canada Ltd.
2.20%, 11/20/20 (b)	410	400
Seven & i Holdings Co., Ltd.
3.35%, 9/17/21 (b)	1,750	1,752
Shell International Finance BV
1.38%, 9/12/19	700	691
Sherwin-Williams Co. (The)
2.25%, 5/15/20	925	912
Siemens Financieringsmaatschappij N.V.,
1.30%, 9/13/19 (b)	900	887
2.15%, 5/27/20 (b)	550	543
Southwest Airlines Co.
2.75%, 11/6/19	600	598
Toyota Motor Credit Corp.,
2.10%, 1/17/19	500	500
2.95%, 4/13/21	920	916
Tyson Foods, Inc.
2.65%, 8/15/19	600	599
Union Pacific Corp.
2.25%, 6/19/20	550	543

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
United Technologies Corp.
1.90%, 5/4/20	$800	$784
Verizon Communications, Inc.
2.63%, 2/21/20	250	249
Volkswagen Group of America Finance LLC
2.40%, 5/22/20 (b)	550	541
		51,948
Utilities (2.0%)
Berkshire Hathaway Energy Co.
2.38%, 1/15/21	375	369
Dominion Energy, Inc.,
Series B
1.60%, 8/15/19	225	223
DTE Energy Co.
1.50%, 10/1/19	425	418
Origin Energy Finance Ltd.
3.50%, 10/9/18 (b)	200	200
Public Service Enterprise Group, Inc.
1.60%, 11/15/19	250	246
Sempra Energy
2.40%, 3/15/20	600	592
South Carolina Electric & Gas Co.
3.50%, 8/15/21	275	275
Southern Co. (The)
2.15%, 9/1/19	725	719
Southern Power Co.,
Series D
1.95%, 12/15/19	675	666
		3,708
		109,083
Mortgages — Other (3.5%)
CHL Mortgage Pass-Through Trust
5.50%, 5/25/34	146	149
CIM Trust
3.00%, 4/25/57 (a)(b)	630	623
Federal Home Loan Mortgage Corporation,
1 Month USD LIBOR + 0.55%, 2.77%, 4/25/30 (a)	197	197
1 Month USD LIBOR + 1.20%, 3.42%, 10/25/29 (a)	275	278
Federal National Mortgage Association,
1 Month USD LIBOR + 1.30%, 3.52%, 4/25/29 - 7/25/29(a)	768	775
1 Month USD LIBOR + 1.45%, 3.67%, 1/25/29 (a)	134	135
1 Month USD LIBOR + 2.20%, 4.42%, 10/25/28 (a)	29	29
Galton Funding Mortgage Trust
3.50%, 11/25/57 (a)(b)	619	618
Gosforth Funding PLC
3 Month USD LIBOR + 0.45%, 2.71%, 8/25/60 (a)(b) cBBerg.mtg_reset_slope: 1.00	390	390
	Face Amount (000)	Value (000)
Lanark Master Issuer PLC
3 Month USD LIBOR + 0.42%, 2.85%, 12/22/69 (a)(b)	$900	$900
New Residential Mortgage Loan Trust,
3.75%, 5/28/52 - 8/25/55 (a)(b)	376	376
Pepper Residential Securities Trust
1 Month USD LIBOR + 0.88%, 3.04%, 1/16/60 (a)(b) cBBerg.mtg_reset_slope: 1.00	860	861
RESIMAC Bastille Trust Series
1 Month USD LIBOR + 0.85%, 2.99%, 12/16/59 (a)(b) cBBerg.mtg_reset_slope: 1.00	880	879
Sequoia Mortgage Trust
1 Month USD LIBOR + 0.62%, 2.79%, 8/20/34 (a)	272	270
		6,480
Sovereign (0.2%)
Korea Development Bank (The)
3 Month USD LIBOR + 0.45%, 2.76%, 2/27/20 (a)	320	320
U.S. Agency Security (1.2%)
Private Export Funding Corp.
1.45%, 8/15/19	2,300	2,274
Total Fixed Income Securities (Cost $166,618)		165,516
	Shares
Short-Term Investments (13.1%)
Investment Company (0.8%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $1,591)	1,591,258	1,591
	Face Amount (000)
U.S. Treasury Security (0.7%)
U.S. Treasury Bill
2.02%, 11/1/18 (d) (Cost $1,348)	$1,350	1,348
Certificates of Deposit (1.0%)
International Bank (1.0%)
Mizuho Bank Ltd.
3 Month USD LIBOR + 0.11%, 2.49%, 3/26/19 (a) (Cost $1,900)	1,900	1,900
Commercial Paper (10.6%)
Automobiles (0.8%)
American Honda Finance Corp.
2.14%, 11/5/18 (e)	500	499
VW Credit, Inc.
2.50%, 11/26/18 (e)	960	956
		1,455

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Chemicals (1.3%)
EI du Pont de Nemours & Co.
2.28%, 10/9/18 (e)	$950	$949
Nutrien Ltd.,
2.66%, 12/21/18 (e)	500	497
2.76%, 12/26/18 (e)	1,000	993
		2,439
Computer Technology (1.0%)
HP, Inc.,
2.33%, 10/1/18 (e)	950	950
2.67%, 10/24/18 (e)	950	948
		1,898
Domestic Bank (0.5%)
ING U.S. Funding LLC
2.63%, 2/8/19 (e)	990	981
Energy (0.3%)
NextEra Energy Capital Holdings, Inc.
2.33%, 10/10/18 (e)	625	625
Food & Beverage (0.8%)
Coca-Cola Co.
1.35%, 12/17/18 (e)	950	945
Keurig Dr Pepper, Inc.
2.34%, 10/19/18 (e)	500	500
		1,445
Health Care Services (2.6%)
GlaxoSmithKline LLC
2.13%, 10/15/18 (e)	1,900	1,898
McKesson Corp.
2.27%, 10/4/18 (e)	940	940
Pfizer, Inc.
2.15%, 10/15/18 (e)	950	949
Walgreens Boots Alliance, Inc.
2.46%, 10/18/18 (e)	1,000	999
		4,786
International Banks (1.9%)
Glencore Funding LLC
2.24%, 10/26/18 (e)	625	624
Reckitt Benckiser Treasury Services PLC
2.42%, 11/13/18 (e)	930	927
Skandinaviska Enskilda Banken AB
2.60%, 4/12/19 (e)	1,010	996
Standard Chartered Bank
2.91%, 9/26/19 (e)	1,000	971
		3,518
	Face Amount (000)	Value (000)
Wireless Telecom Services (1.4%)
Comcast Corp.
2.48%, 10/16/18 (e)	$1,970	$1,968
Vodafone Group PLC
1.83%, 10/4/18 (e)	650	650
		2,618
Total Commercial Paper (Cost $19,768)		19,765
Total Short-Term Investments (Cost $24,607)		24,604
Total Investments (101.3%) (Cost $191,225) (f)(g)		190,120
Liabilities in Excess of Other Assets (–1.3%)		(2,348)
Net Assets (100.0%)		$187,772

(a)  Floating or Variable rate securities: The rates disclosed are as of September 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  When-issued security.

(d)  Rate shown is the yield to maturity at September 30, 2018.

(e)  The rates shown are the effective yields at the date of purchase.

(f)  Securities are available for collateral in connection with purchase of when-issued security and futures contract.

(g)  At September 30, 2018, the aggregate cost for federal income tax purposes is approximately $191,287,000. The aggregate gross unrealized appreciation is approximately $44,000 and the aggregate gross unrealized depreciation is approximately $1,151,000, resulting in net unrealized depreciation of approximately $1,107,000.

@  Face Amount/Value is less than $500.

CMT  Constant Maturity Treasury Note Rate.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

REMIC  Real Estate Mortgage Investment Conduit.

USD  United States Dollar.

Futures Contract:

The Fund had the following futures contract open at September 30, 2018:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (000)
Short:
U.S. Treasury 2 yr. Note	88	Dec-18	(17,600)	$(18,545)	$60

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Finance	28.1%
Industrials	27.3
Asset-Backed Securities	20.8
Short-Term Investments	13.0
Other*	10.8
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include an open short futures contract with a value of approximately $18,545,000 and total unrealized appreciation of approximately $60,000.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Short Duration Income Portfolio

Statement of Assets and Liabilities	September 30, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $189,634)	$188,529
Investment in Security of Affiliated Issuer, at Value (Cost $1,591)	1,591
Total Investments in Securities, at Value (Cost $191,225)	190,120
Cash	21
Interest and Paydown Receivable	814
Receivable for Fund Shares Sold	159
Due from Adviser	48
Receivable from Affiliate	6
Other Assets	55
Total Assets	191,223
Liabilities:
Payable for Fund Shares Redeemed	2,356
Payable for Investments Purchased	850
Payable for Professional Fees	88
Payable for Trustees' Fees and Expenses	55
Payable for Sub Transfer Agency Fees — Class I	9
Payable for Sub Transfer Agency Fees — Class A	10
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	14
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Administration Fees	12
Payable for Custodian Fees	7
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	2
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Variation Margin on Futures Contracts	5
Other Liabilities	39
Total Liabilities	3,451
Net Assets	$187,772
Net Assets Consist Of:
Paid-in-Capital	$191,612
Total Distributable Earnings (Loss)	(3,840)
Net Assets	$187,772

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Short Duration Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2018 (000)
CLASS I:
Net Assets	$118,810
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	14,619,638
Net Asset Value, Offering and Redemption Price Per Share	$8.13
CLASS A:
Net Assets	$68,517
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	8,409,991
Net Asset Value, Offering and Redemption Price Per Share	$8.15
CLASS L:
Net Assets	$382
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	46,993
Net Asset Value, Offering and Redemption Price Per Share	$8.12
CLASS C:
Net Assets	$52
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	6,363
Net Asset Value, Offering and Redemption Price Per Share	$8.10
CLASS IS:
Net Assets	$11
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,307
Net Asset Value, Offering and Redemption Price Per Share	$8.13

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Short Duration Income Portfolio

Statement of Operations	Year Ended September 30, 2018 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$4,593
Dividends from Security of Affiliated Issuer (Note G)	63
Total Investment Income	4,656
Expenses:
Advisory Fees (Note B)	386
Shareholder Services Fees — Class A (Note D)	207
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	1
Administration Fees (Note C)	155
Professional Fees	147
Sub Transfer Agency Fees — Class I	36
Sub Transfer Agency Fees — Class A	63
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Registration Fees	73
Shareholder Reporting Fees	46
Pricing Fees	35
Custodian Fees (Note F)	19
Transfer Agency Fees — Class I (Note E)	5
Transfer Agency Fees — Class A (Note E)	6
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Trustees' Fees and Expenses	9
Other Expenses	24
Total Expenses	1,220
Waiver of Advisory Fees (Note B)	(386)
Reimbursement of Class Specific Expenses — Class A (Note B)	(27)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Expenses Reimbursed by Adviser (Note B)	(26)
Rebate from Morgan Stanley Affiliate (Note G)	(7)
Net Expenses	768
Net Investment Income	3,888
Realized Gain:
Investments Sold	408
Futures Contracts	597
Net Realized Gain	1,005
Change in Unrealized Appreciation (Depreciation):
Investments	(1,754)
Foreign Currency Translation	(— @)
Futures Contracts	(56)
Net Change in Unrealized Appreciation (Depreciation)	(1,810)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(805)
Net Increase in Net Assets Resulting from Operations	$3,083

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Short Duration Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2018 (000)	Year Ended September 30, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$3,888	$3,048
Net Realized Gain	1,005	1,488
Net Change in Unrealized Appreciation (Depreciation)	(1,810)	(858)
Net Increase in Net Assets Resulting from Operations	3,083	3,678
Dividends and Distributions to Shareholders:
Class I	(2,211)	(1,867	)*
Class A	(1,446)	(1,107	)*
Class L	(6)	(6	)*
Class C	(1)	(1	)*
Class IS	(— @)	(—	@)*
Total Dividends and Distributions to Shareholders	(3,664)	(2,981)
Capital Share Transactions:(1)
Class I:
Subscribed	42,948	31,538
Distributions Reinvested	2,208	1,865
Redeemed	(29,207)	(29,309)
Class A:
Subscribed	38,088	51,478
Distributions Reinvested	1,432	1,088
Redeemed	(52,848)	(37,490)
Class L:
Exchanged	44	56
Distributions Reinvested	5	4
Redeemed	(77)	(55)
Class C:
Distributions Reinvested	— @	—	@
Redeemed	(1)	(44)
Net Increase in Net Assets Resulting from Capital Share Transactions	2,592	19,131
Total Increase in Net Assets	2,011	19,828
Net Assets:
Beginning of Period	185,761	165,933
End of Period	$187,772	$185,761	†
The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Short Duration Income Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2018 (000)	Year Ended September 30, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	5,294	3,881
Shares Issued on Distributions Reinvested	272	230
Shares Redeemed	(3,598)	(3,609)
Net Increase in Class I Shares Outstanding	1,968	502
Class A:
Shares Subscribed	4,678	6,314
Shares Issued on Distributions Reinvested	176	133
Shares Redeemed	(6,499)	(4,608)
Net Increase (Decrease) in Class A Shares Outstanding	(1,645)	1,839
Class L:
Shares Exchanged	5	7
Shares Issued on Distributions Reinvested	1	— @@
Shares Redeemed	(9)	(6)
Net Increase (Decrease) in Class L Shares Outstanding	(3)	1
Class C:
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(— @@)	(5)
Net Increase (Decrease) in Class C Shares Outstanding	— @@	(5)

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The following information was previously reported in the September 30, 2017 financial statements. The distribution information for the year ended September 30, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the September 30, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended September 30, 2017 were as follows:

Class I:
Net Investment Income		$(1,867)
Class A:
Net Investment Income		$(1,107)
Class L:
Net Investment Income		$(6)
Class C:
Net Investment Income		$(1)
Class IS:
Net Investment Income	$	(— @)

†  Accumulated Undistributed Net Investment Income for the year ended September 30, 2017 was $541.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

Short Duration Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$8.15		$8.12		$7.71		$7.81		$7.76
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.17		0.16		0.15		0.13		0.12
Net Realized and Unrealized Gain (Loss)	(0.03)		0.02		0.41		(0.12)		0.04
Total from Investment Operations	0.14		0.18		0.56		0.01		0.16
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.15)		(0.15)		(0.11)		(0.11)
Net Asset Value, End of Period	$8.13		$8.15		$8.12		$7.71		$7.81
Total Return(3)	1.79	%(4)	2.29	%(5)	7.43	%(6)	0.06%		2.06%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$118,810		$103,131		$98,603		$102,808		$119,059
Ratio of Expenses to Average Net Assets(10)	0.28	%(7)	0.30	%(7)	0.36	%(7)(8)	0.53	%(7)	0.53	%(7)
Ratio of Net Investment Income to Average Net Assets(10)	2.13	%(7)	1.92	%(7)	1.97	%(7)(8)	1.72	%(7)	1.49	%(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.00	%(9)
Portfolio Turnover Rate	40%		43%		66%		41%		60%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.50%		0.53%		0.65%		0.63%		0.78%
Net Investment Income to Average Net Assets	1.91%		1.68%		1.68%		1.62%		1.24%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 1.54%.

(5)  Performance was positively impacted by approximately 0.51% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I shares would have been approximately 1.78%.

(6)  Performance was positively impacted by approximately 5.97% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 1.46%.

(7)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(8)  Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.30% for Class I shares. Prior to January 11, 2016, the maximum ratio was 0.53% for Class I shares.

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

Short Duration Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$8.17		$8.13		$7.72		$7.83		$7.77
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.15		0.14		0.14		0.11		0.09
Net Realized and Unrealized Gain (Loss)	(0.03)		0.03		0.40		(0.14)		0.05
Total from Investment Operations	0.12		0.17		0.54		(0.03)		0.14
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		(0.13)		(0.13)		(0.08)		(0.08)
Net Asset Value, End of Period	$8.15		$8.17		$8.13		$7.72		$7.83
Total Return(3)	1.51	%(4)	2.15	%(5)	7.15	%(6)	(0.41)%		1.78%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$68,517		$82,157		$66,821		$1,761		$940
Ratio of Expenses to Average Net Assets(10)	0.55	%(7)	0.55	%(7)	0.52	%(7)(8)	0.88	%(7)	0.88	%(7)
Ratio of Net Investment Income to Average Net Assets(10)	1.85	%(7)	1.66	%(7)	1.83	%(7)(8)	1.40	%(7)	1.14	%(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.00	%(9)
Portfolio Turnover Rate	40%		43%		66%		41%		60%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.80%		0.80%		0.80%		1.22%		1.10%
Net Investment Income to Average Net Assets	1.60%		1.41%		1.55%		1.06%		0.92%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximate 1.26%.

(5)  Performance was positively impacted by approximately 0.50% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class A shares would have been approximately 1.65%.

(6)  Performance was positively impacted by approximately 5.94% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 1.21%.

(7)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(8)  Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.55% for Class A shares. Prior to January 11, 2016, the maximum ratio was 0.88% for Class A shares.

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

Short Duration Income Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$8.15		$8.11		$7.70		$7.80		$7.75
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.13		0.11		0.11		0.08		0.06
Net Realized and Unrealized Gain (Loss)	(0.04)		0.04		0.41		(0.13)		0.05
Total from Investment Operations	0.09		0.15		0.52		(0.05)		0.11
Distributions from and/or in Excess of:
Net Investment Income	(0.12)		(0.11)		(0.11)		(0.05)		(0.06)
Net Asset Value, End of Period	$8.12		$8.15		$8.11		$7.70		$7.80
Total Return(3)	1.14	%(4)	1.90	%(5)	6.79	%(6)	(0.68)%		1.38%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$382		$410		$403		$439		$200
Ratio of Expenses to Average Net Assets(10)	0.80	%(7)	0.80	%(7)	0.92	%(7)(8)	1.23	%(7)	1.23	%(7)
Ratio of Net Investment Income to Average Net Assets(10)	1.61	%(7)	1.41	%(7)	1.42	%(7)(8)	1.05	%(7)	0.79	%(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.00	%(9)
Portfolio Turnover Rate	40%		43%		66%		41%		60%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.52%		1.70%		1.83%		1.80%		3.48%
Net Investment Income (Loss) to Average Net Assets	0.89%		0.51%		0.51%		0.48%		(1.46)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximate 0.89%.

(5)  Performance was positively impacted by approximately 0.51% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class L shares would have been approximately 1.39%.

(6)  Performance was positively impacted by approximately 5.92% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 0.87%.

(7)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(8)  Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.80% for Class L shares. Prior to January 11, 2016, the maximum ratio was 1.23% for Class L shares.

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

Short Duration Income Portfolio

	Class C
	Year Ended September 30,						Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		September 30, 2015
Net Asset Value, Beginning of Period	$8.13		$8.09		$7.69		$7.78
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.09		0.07		0.07		0.02
Net Realized and Unrealized Gain (Loss)	(0.04)		0.04		0.41		(0.09)
Total from Investment Operations	0.05		0.11		0.48		(0.07)
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.07)		(0.08)		(0.02)
Net Asset Value, End of Period	$8.10		$8.13		$8.09		$7.69
Total Return(4)	0.64	%(5)	1.34	%(6)	6.24	%(7)	(0.92	)%(11)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$52		$52		$95		$71
Ratio of Expenses to Average Net Assets(13)	1.30	%(8)	1.30	%(8)	1.39	%(8)(9)	1.63	%(8)(12)
Ratio of Net Investment Income to Average Net Assets(13)	1.11	%(8)	0.85	%(8)	0.93	%(8)(9)	0.73	%(8)(12)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(10)	0.00	%(10)	0.00	%(10)	0.00	%(10)(12)
Portfolio Turnover Rate	40%		43%		66%		41	%(11)
(13) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.69%		4.92%		3.95%		6.73	%(12)
Net Investment Loss to Average Net Assets	(3.28)%		(2.77)%		(1.63)%		(4.37	)%(12)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximate 0.39%.

(6)  Performance was positively impacted by approximately 0.50% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class C shares would have been approximately 0.84%.

(7)  Performance was positively impacted by approximately 5.77% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 0.47%.

(8)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(9)  Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.30% for Class C shares. Prior to January 11, 2016, the maximum ratio was 1.63% for Class C shares.

(10)  Amount is less than 0.005%.

(11)  Not annualized.

(12)  Annualized.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

Short Duration Income Portfolio

	Class IS
	Year Ended September 30,				Period from January 11, 2016(2) to
Selected Per Share Data and Ratios	2018		2017		September 30, 2016(1)
Net Asset Value, Beginning of Period	$8.15		$8.11		$7.65
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.18		0.16		0.17
Net Realized and Unrealized Gain (Loss)	(0.03)		0.04		0.39
Total from Investment Operations	0.15		0.20		0.56
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.16)		(0.10)
Net Asset Value, End of Period	$8.13		$8.15		$8.11
Total Return(4)	1.83	%(5)	2.46	%(6)	7.42	%(7)(10)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$11		$11
Ratio of Expenses to Average Net Assets(12)	0.25	%(8)	0.25	%(8)	0.25	%(8)(11)
Ratio of Net Investment Income to Average Net Assets(12)	2.16	%(8)	1.96	%(8)	2.20	%(8)(11)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(9)	0.00	%(9)	0.00	%(9)(11)
Portfolio Turnover Rate	40%		43%		66	%(10)
(12) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	18.54%		16.24%		17.12	%(11)
Net Investment Loss to Average Net Assets	(16.13)%		(14.03)%		(14.67	)%(11)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class IS shares would have been approximate 1.58%.

(6)  Performance was positively impacted by approximately 0.51% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class IS shares would have been approximately 1.95%.

(7)  Performance was positively impacted by approximately 5.96% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class IS shares would have been approximately 1.46%.

(8)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(9)  Amount is less than 0.005%.

(10)  Not annualized.

(11)  Annualized.

The accompanying notes are an integral part of the financial statements.
24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund", collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Short Duration Income Portfolio. The Fund seeks above-average total return over a market cycle of three to five years. The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS.

The Fund has suspended offering Class L and Class C shares to all investors. Class L and Class C shareholders of the Fund do not have the option of purchasing additional Class L and Class C shares, respectively. However, existing Class L and Class C shareholders may invest in additional Class L and Class C shares through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$1,535	$—	$1,535
Agency Bond — Consumer Discretionary (U.S. Government Guaranteed)	—	445	—	445
Agency Fixed Rate Mortgages	—	2,159	—	2,159
Asset-Backed Securities	—	39,608	—	39,608
Collateralized Mortgage Obligations — Agency Collateral Series	—	3,234	—	3,234
Commercial Mortgage-Backed Securities	—	378	—	378
Corporate Bonds	—	109,083	—	109,083
Mortgages — Other	—	6,480	—	6,480
Sovereign	—	320	—	320
U.S. Agency Security	—	2,274	—	2,274
Total Fixed Income Securities	—	165,516	—	165,516
Short-Term Investments
Certificates of Deposit	—	1,900	—	1,900
Commercial Paper	—	19,765	—	19,765
Investment Company	1,591	—	—	1,591
U.S. Treasury Security	—	1,348	—	1,348
Total Short-Term Investments	1,591	23,013	—	24,604
Futures Contract	60	—	—	60
Total Assets	$1,651	$188,529	$—	$190,180

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2018:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contract	Variation Margin on Futures Contracts	Interest Rate Risk	$60	(a)

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contract	$597
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contract	$(56)

For the year ended September 30, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly original value	$29,771,000

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Included in Realized Gain (Loss) on Investments Sold are proceeds from the one-time settlements of class action lawsuits involving the Fund's past holdings of approximately $401,000, the impact of which is on the Fund's performance is disclosed in the Financial Highlights.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.20% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.30% for Class I shares, 0.55% for Class A shares, 0.80% for Class L shares, 1.30% for Class C shares and 0.25% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2018, approximately $386,000 of advisory fees were waived and approximately $59,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Trust pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services to the Fund with respect to certain direct transactions with the Fund.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $68,993,000 and $68,983,000, respectively. For the year ended September 30, 2018, purchases and sales of long-term U.S. Government securities were approximately $250,000 and $4,072,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2018, advisory fees paid were reduced by approximately $7,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended September 30, 2018 is as follows:

Affiliated Investment Company	Value September 30, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$3,863	$112,452	$114,724	$63
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2018 (000)
Liquidity Funds	$—	$—	$1,591

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for U.S. GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From: Ordinary Income (000)	2017 Distributions Paid From: Ordinary Income (000)
$3,664	$2,981

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to paydown adjustments and an expired capital loss carryforward, resulted in the following reclassifications among the components of net assets at September 30, 2018:

Total Distributable Earnings (Loss) (000)	Paid-in- Capital (000)
$34,040	$(34,040)

At September 30, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$828	$—

At September 30, 2018, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $939,000 and $2,557,000, respectively, that do not have an expiration date.

During the year ended September 30, 2018, capital loss carryforwards of approximately $34,040,000 expired for federal income tax purposes.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2018, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $949,000.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 75.1%.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the "ASU") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Short Duration Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Short Duration Income Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 20, 2018

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2017, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program(2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	87	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

43

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTLDANN
2290540 EXP 11.30.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Strategic Income Portfolio

Annual Report

September 30, 2018

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	33
Investment Advisory Agreement Approval	34
Privacy Notice	36
Trustee and Officer Information	39

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Strategic Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2018

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Expense Example (unaudited)

Strategic Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/18	Actual Ending Account Value 9/30/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Strategic Income Portfolio Class I	$1,000.00	$1,009.60	$1,020.10	$4.99	$5.01	0.99%
Strategic Income Portfolio Class A	1,000.00	1,007.40	1,018.35	6.74	6.78	1.34
Strategic Income Portfolio Class C	1,000.00	1,003.00	1,014.59	10.49	10.56	2.09
Strategic Income Portfolio Class IS	1,000.00	1,008.80	1,020.36	4.73	4.76	0.94

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited)

Strategic Income Portfolio

The Fund seeks a total return comprised of income and capital appreciation.

Performance

For the fiscal year ended September 30, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 3.32%, net of fees. The Fund's Class I shares outperformed against the Fund's benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index (the "Index"), which returned 1.59%.

Factors Affecting Performance

•  The last year has been characterized by a steady grind tighter in credit markets, despite pockets of intra-year volatility as concerns about global growth, monetary policy, geopolitical tensions and commodities caused temporary market weaknesses. All of these periods, however, were brief and have resulted in positive performance in credit spreads over the period, as strong technicals and demand mitigated weakness in the market. The exception has been emerging markets assets, which suffered the most from the headwinds of global trade tensions, a stronger U.S. dollar and commodity volatility.

•  U.S. Treasury yields rose over the period. Shorter maturities continued to rise as the Federal Reserve (Fed) increased the target fed funds rate by 100 basis points over the period. The yield curve flattened as 2-, 5-, 10-, and 30-year bond yields increased 134, 102, 73 and 35 basis points, respectively.i Globally, yields rose in Germany, as the 10-year rose to 0.47% from 0.36%, after touching a low of 0.30%, while yields doubled in Japan, as the 10-year yield hit 0.12%, up from 0.06%.i

•  Overall, good economic performance led to demand for bonds that offer additional yields over government securities. The result was strong performance in most credit sectors.

•  The largest contributor to positive performance was the Fund's allocation to securitized debt, specifically non-agency residential mortgage-backed securities (RMBS) and non-agency commercial mortgage-backed securities (CMBS). Non-agency MBS spreads continued their tightening trend, while cash flow and credit performance continued to improve. Fundamental U.S. housing market and mortgage market conditions remained positive. Despite the recent increases in home prices, U.S. homes remained affordable from a historical perspective when comparing median incomes against the cost of owning a median-priced home. The Fund also benefited from investments in high yield and investment grade corporate bonds, credit default swaps and convertible bonds.

•  Interest rate exposure in peripheral European debt (Portugal), other developed market debt and U.S. dollar-denominated debt contributed to performance. Conversely, interest rate exposure in emerging markets, specifically in Mexico and Indonesia, detracted from returns, as did currency exposure in Argentina, Brazil and Russia. Rate exposure in Germany also detracted from returns in the period. Bond futures and currency forwards were used in the management of interest rate and currency exposures and on balance were additive to portfolio returns in the reporting period.

Management Strategies

•  The key price action investors were focused on at the end of the reporting period was the rise in U.S. Treasury yields. Higher yields should not have been surprising, as the Fed has been clearly communicating its intention to keep on steadily raising interest rates, but the market had been reluctant to price in rate hikes beyond 2019. The recent strong growth data supports the case for more and a longer hiking cycle. In addition, with interest rate term premium estimates still negative, there is potential for yields to rise through valuations normalizing along with tighter Fed policy being priced. The correlated nature of global bond markets means higher U.S. Treasury yields have been leading to higher yields everywhere, almost regardless of domestic fundamentals. Our view is that the risks remain skewed to yields rising further from here, led by the U.S.

•  To the extent the Fed is raising interest rates because the economy is doing better, this shouldn't necessarily be a headwind for risky assets. The risk

i  Source: Bloomberg L.P. Data as of September 30, 2018.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited) (cont'd)

Strategic Income Portfolio

of the Fed over-tightening seems small, especially given that inflationary pressures remain subdued, so the pace can always be slowed, as has happened multiple times during the current tightening cycle. While there is growing evidence of tight labor markets pushing up wage inflation, both in the U.S. and Europe, the pick-up mainly supports the argument that monetary policy needs to be tightened rather than it needs to be tightened faster. This should mean that the impact on risky assets, in the U.S., is benign.

•  However, the concern is if asset markets outside of the U.S. can cope with higher yields with the same resilience. After briefly converging, it appears that the U.S. economy is once again outpacing the rest of the world economy. Europe is growing notably slower than in 2017, and is being dragged down by political and fiscal uncertainties in Italy. The key concern in emerging markets is the resilience of the Chinese economy, not helped by an acrimonious dialogue with the U.S. on trade.

•  On balance we think stronger U.S. growth and higher U.S. yields will not likely disrupt the global economy and financial markets. This is partly because strong U.S. growth is still good for the global economy and also because there is a feedback loop to Fed policy if higher yields prove to be disruptive. That having been said, we believe discrimination needs to be used in emerging markets, picking between countries which have better and worse fundamentals. The Italian situation also runs the risk of becoming far more disruptive even though there were few signs of contagion so far.

•  Stronger growth may be too much of a good thing, if it leads to excessive monetary policy tightening. But, as Mae West commented, too much of a good thing can also be wonderful.

*  Minimum Investment

**  Commenced operations on December 30, 2014.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited) (cont'd)

Strategic Income Portfolio

Performance Compared to the ICE BofAML 3-Month U.S. Treasury Bill Index(1) and the Lipper Alternative Credit Focus Funds Index(2)

	Period Ended September 30, 2018 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund — Class I Shares w/o sales charges(4)	3.32%	—	—	3.28%
Fund — Class A Shares w/o sales charges(4)	2.92	—	—	2.90
Fund — Class A Shares with maximum 4.25% sales charges(4)	–1.43	—	—	1.72
Fund — Class C Shares w/o sales charges(5)	2.11	—	—	2.18
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	1.11	—	—	2.18
Fund — Class IS Shares w/o sales charges(4)	3.27	—	—	3.33
ICE BofAML 3-Month U.S. Treasury Bill Index	1.59	—	—	0.68
Lipper Alternative Credit Focus Funds Index	0.75	—	—	1.83

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses

(1)  The ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months.The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Alternative Credit Focus Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Alternative Credit Focus Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Alternative Credit Focus Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on December 30, 2014.

(5)  Commenced operations on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments

Strategic Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (85.8%)
Asset-Backed Securities (14.7%)
Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates,
1 Month USD LIBOR + 1.73%, 3.94%, 10/25/34 (a)	$39	$39
Carrington Mortgage Loan Trust,
1 Month USD LIBOR + 0.22%, 2.44%, 1/25/37 (a)	100	80
CLUB Credit Trust,
5.13%, 4/17/23 (b)	100	101
Credit Suisse First Boston Mortgage Securities Corp.,
1 Month USD LIBOR + 0.62%, 2.84%, 1/25/32 (a)	50	49
Credit-Based Asset Servicing & Securitization LLC,
1 Month USD LIBOR + 0.75%, 2.97%, 2/25/33 (a)	59	60
Ellington Loan Acquisition Trust,
1 Month USD LIBOR + 1.10%, 3.32%, 5/25/37 (a)(b)	100	101
EquiFirst Mortgage Loan Trust,
1 Month USD LIBOR + 2.18%, 4.39%, 10/25/34 (a)	44	45
Financial Asset Securities Corp.,
1 Month USD LIBOR + 0.38%, 2.61%, 2/27/35 (a)(b)	37	35
Flagship Credit Auto Trust,
4.23%, 9/16/24 (b)	50	50
GSAA Home Equity Trust,
6.00%, 11/25/36	27	17
GSAMP Trust,
1 Month USD LIBOR + 0.32%, 2.54%, 3/25/46 (a)	100	97
1 Month USD LIBOR + 1.05%, 3.27%, 10/25/33 (a)	28	28
Invitation Homes Trust,
1 Month USD LIBOR + 2.00%, 4.16%, 6/17/37 (a)(b)	100	101
1 Month USD LIBOR + 2.50%, 4.66%, 3/17/37 (a)(b)	100	101
Lehman ABS Manufactured Housing Contract Trust,
3.70%, 4/15/40	4	4
MFA LLC,
4.16%, 7/25/48 (b)	95	95
Nationstar Home Equity Loan Trust,
1 Month USD LIBOR + 0.25%, 2.47%, 4/25/37 (a)	67	67
Ownit Mortgage Loan Trust,
1 Month USD LIBOR + 0.27%, 2.49%, 3/25/37 (a)	61	58
Progress Residential Trust,
1 Month USD LIBOR + 4.22%, 6.38%, 1/17/34 (a)(b)	100	101
	Face Amount (000)		Value (000)
RAMP Trust,
1 Month USD LIBOR + 0.32%, 2.54%, 11/25/35 (a)		$47	$44
Skopos Auto Receivables Trust,
5.43%, 12/15/23 (b)		46	46
Tricon American Homes Trust,
5.10%, 1/17/36 (b)		100	101
Truman Capital Mortgage Loan Trust,
1 Month USD LIBOR + 2.55%, 4.77%, 1/25/34 (a)(b)		51	51
1 Month USD LIBOR + 2.78%, 4.99%, 11/25/31 (a)(b)		46	46
United Auto Credit Securitization Trust,
4.26%, 5/10/23 (b)		20	20
			1,537
Collateralized Mortgage Obligation — Agency Collateral Series (0.1%)
Government National Mortgage Association,
IO
0.79%, 8/20/58 (a)		429	9
Commercial Mortgage-Backed Securities (3.8%)
BAMLL Commercial Mortgage Securities Trust,
1 Month USD LIBOR + 5.50%, 4.38%, 12/15/31 (a)(b)		100	98
GS Mortgage Securities Trust,
4.47%, 2/10/48 (a)(b)		100	88
4.85%, 6/10/47 (a)		50	50
JPMBB Commercial Mortgage Securities Trust,
3.98%, 2/15/48 (a)(b)		100	91
Wells Fargo Commercial Mortgage Trust,
4.24%, 5/15/48 (a)		75	70
			397
Corporate Bonds (39.8%)
Finance (13.2%)
Banco Santander SA,
6.25%, 3/12/19 (c)	EUR	100	117
Bank of America Corp.,
2.74%, 1/23/22		$25	25
MTN
4.25%, 10/22/26		50	49
BNP Paribas SA,
3.80%, 1/10/24 (b)		250	244
BPCE SA,
5.15%, 7/21/24 (b)		200	204
Brighthouse Financial, Inc.,
Series WI
3.70%, 6/22/27		25	22
Capital One Financial Corp.,
2.50%, 5/12/20		25	25
Citigroup, Inc.,
3.14%, 1/24/23		25	25
5.50%, 9/13/25		75	80
Colony Capital, Inc.,
5.00%, 4/15/23		25	23

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Strategic Income Portfolio

	Face Amount (000)		Value (000)
Finance (cont'd)
Cooperatieve Rabobank UA,
2.50%, 5/26/26	EUR	100	$121
Deutsche Bank AG,
2.70%, 7/13/20		$25	25
3.15%, 1/22/21		100	98
Discover Financial Services,
3.95%, 11/6/24		25	24
Kennedy-Wilson, Inc.,
5.88%, 4/1/24		25	25
Lloyds Bank PLC,
6.50%, 3/24/20	EUR	50	63
Macquarie Group Ltd.,
4.15%, 3/27/24 (b)		$25	25
Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc.,
6.38%, 12/15/22 (b)		10	10
Spirit Realty Capital, Inc.,
3.75%, 5/15/21		25	25
Synchrony Financial,
2.60%, 1/15/19		25	25
Vonovia Finance BV,
4.00%, 12/17/21 (c)	EUR	100	124
			1,379
Industrials (24.7%)
Akamai Technologies, Inc.,
0.00%, 2/15/19		$50	50
Albertsons Cos., LLC/Safeway, Inc./ New Albertson's, Inc./Albertson's LLC,
5.75%, 3/15/25		25	23
Allscripts Healthcare Solutions, Inc.,
1.25%, 7/1/20		50	53
Amazon.com, Inc.,
1.90%, 8/21/20		50	49
AT&T, Inc.,
4.25%, 3/1/27		50	49
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
5.50%, 4/1/23		25	25
BMW US Capital LLC,
2.15%, 4/6/20 (b)		50	49
BP Capital Markets PLC,
2.32%, 2/13/20		50	50
Cenovus Energy, Inc.,
4.25%, 4/15/27		25	24
Charter Communications Operating LLC/ Charter Communications Operating Capital,
4.20%, 3/15/28		25	24
4.91%, 7/23/25		50	51
Chevron Corp.,
1.99%, 3/3/20		50	49
Concho Resources, Inc.,
4.30%, 8/15/28		25	25
	Face Amount (000)	Value (000)
Crown Castle International Corp.,
5.25%, 1/15/23	$25	$26
CSC Holdings LLC,
5.25%, 6/1/24	25	25
Ctrip.com International Ltd.,
1.25%, 9/15/22	25	25
CVS Health Corp.,
3.70%, 3/9/23	25	25
Dell International LLC/EMC Corp.,
3.48%, 6/1/19 (b)	50	50
Delta Air Lines, Inc.,
2.88%, 3/13/20	25	25
Elanco Animal Health, Inc.,
3.91%, 8/27/21 (b)	25	25
Eldorado Gold Corp.,
6.13%, 12/15/20 (b)	25	24
Electronics For Imaging, Inc.,
0.75%, 9/1/19	25	25
Finisar Corp.,
0.50%, 12/15/36	25	23
First Data Corp.,
5.38%, 8/15/23 (b)	25	25
General Electric Co.,
Series D
5.00%, 1/21/21 (c)	25	24
General Motors Financial Co., Inc.,
4.30%, 7/13/25	50	49
Glencore Funding LLC,
3.88%, 10/27/27 (b)	25	23
Global Partners LP/GLP Finance Corp.,
7.00%, 6/15/23	25	25
Gray Television, Inc.,
5.13%, 10/15/24 (b)	25	24
Hanesbrands, Inc.,
4.88%, 5/15/26 (b)	16	15
Harland Clarke Holdings Corp.,
6.88%, 3/1/20 (b)	25	25
HCA, Inc.,
4.75%, 5/1/23	25	25
Hyundai Capital America,
2.60%, 3/19/20 (b)	45	44
Intercept Pharmaceuticals, Inc.,
3.25%, 7/1/23	25	25
Ionis Pharmaceuticals, Inc.,
1.00%, 11/15/21	25	26
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
6.75%, 11/15/21 (b)	25	26
Kenan Advantage Group, Inc. (The),
7.88%, 7/31/23 (b)	25	26
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
5.25%, 6/1/26 (b)	25	25

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Strategic Income Portfolio

	Face Amount (000)		Value (000)
Industrials (cont'd)
Lamar Media Corp.,
5.00%, 5/1/23		$25	$26
Lamb Weston Holdings, Inc.,
4.88%, 11/1/26 (b)		25	25
Lions Gate Capital Holdings LLC,
5.88%, 11/1/24 (b)		25	26
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC,
4.88%, 4/15/20 (b)		25	25
McDonald's Corp.,
MTN
2.20%, 5/26/20		50	49
MDC Partners, Inc.,
6.50%, 5/1/24 (b)		25	22
Medco Health Solutions, Inc.,
4.13%, 9/15/20		25	25
Medtronic, Inc.,
2.50%, 3/15/20		50	50
MGM Resorts International,
6.00%, 3/15/23		25	26
Newcastle Coal Infrastructure Group Pty Ltd.,
4.40%, 9/29/27 (b)		25	23
Nuance Communications, Inc.,
1.00%, 12/15/35		25	24
Palo Alto Networks, Inc.,
0.75%, 7/1/23 (b)		25	26
Post Holdings, Inc.,
5.00%, 8/15/26 (b)		25	24
Repsol International Finance BV,
4.50%, 3/25/75	EUR	100	125
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.,
6.13%, 8/15/21 (b)		$25	25
Sabine Pass Liquefaction LLC,
4.20%, 3/15/28		25	24
SBA Communications Corp.,
4.88%, 9/1/24		25	25
Shell International Finance BV,
1.38%, 9/12/19		50	49
Sika AG,
0.15%, 6/5/25	CHF	20	22
Solvay Finance SA,
5.12%, 6/2/21 (c)	EUR	100	128
Sprint Capital Corp.,
6.88%, 11/15/28		$25	25
Standard Industries, Inc.,
5.38%, 11/15/24 (b)		50	50
Symantec Corp.,
5.00%, 4/15/25 (b)		25	25
Telefonica Europe BV,
5.88%, 3/31/24 (c)	EUR	100	128
	Face Amount (000)		Value (000)
Tenet Healthcare Corp.,
5.13%, 5/1/25		$25	$25
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 7/21/21		50	47
Transurban Finance Co., Pty Ltd.,
3.38%, 3/22/27 (b)		25	23
Union Pacific Corp.,
2.25%, 6/19/20		50	49
Verint Systems, Inc.,
1.50%, 6/1/21		25	26
Verizon Communications, Inc.,
2.63%, 2/21/20		50	50
Vodafone Group PLC,
4.38%, 5/30/28		25	25
Western Digital Corp.,
1.50%, 2/1/24 (b)		50	46
Wolverine World Wide, Inc.,
5.00%, 9/1/26 (b)		25	25
Woolworths Group Ltd.,
4.00%, 9/22/20 (b)		25	25
Zillow Group, Inc.,
2.00%, 12/1/21		25	27
			2,566
Utilities (1.9%)
Dominion Energy, Inc.,
Series B
1.60%, 8/15/19		50	49
EDP - Energias de Portugal SA,
5.38%, 9/16/75	EUR	100	126
South Carolina Electric & Gas Co.,
3.50%, 8/15/21		$25	25
			200
			4,145
Mortgages — Other (10.1%)
Alba PLC,
3 Month GBP LIBOR + 0.50%, 1.30%, 3/17/39 (a)	GBP	40	47
Alternative Loan Trust,
3.89%, 3/25/35 (a)		$42	42
5.75%, 3/25/34		45	47
PAC
1 Month USD LIBOR + 0.45%, 2.67%, 10/25/36 (a)		50	33
Banc of America Alternative Loan Trust,
5.71%, 10/25/36 (a)		83	48
Banc of America Mortgage Trust,
4.33%, 3/25/33 (a)		27	27
Bear Stearns ARM Trust,
4.14%, 2/25/36 (a)		54	52
Bear Stearns Structured Products, Inc. Trust,
4.11%, 1/26/36 (a)		24	21

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Strategic Income Portfolio

	Face Amount (000)		Value (000)
Mortgages — Other (cont'd)
Bear Stearns Trust,
3.88%, 2/25/36 (a)		$34	$33
3.93%, 4/25/35 (a)		38	35
Citigroup Mortgage Loan Trust,
3.90%, 6/25/36 (a)		26	21
Eurohome Mortgages PLC,
3 Month EURIBOR + 0.21%, 0.00%, 8/2/50 (a)	EUR	24	25
GC Pastor Hipotecario 5 FTA,
3 Month EURIBOR + 0.17%, 0.00%, 6/21/46 (a)		43	44
Grifonas Finance PLC,
6 Month EURIBOR + 0.28%, 0.01%, 8/28/39 (a)		39	41
GSR Mortgage Loan Trust,
3.95%, 12/25/34 (a)		$72	72
HarborView Mortgage Loan Trust,
1 Month USD LIBOR + 0.19%, 2.36%, 1/19/38 (a)		26	25
4.38%, 2/25/36 (a)		49	35
Hipocat 11 FTA,
3 Month EURIBOR + 0.13%, 0.00%, 1/15/50 (a)	EUR	22	24
IndyMac INDX Mortgage Loan Trust,
3.62%, 12/25/34 (a)		$29	29
JP Morgan Mortgage Trust,
3.84%, 6/25/37 (a)		28	28
Lansdowne Mortgage Securities No 2 PLC,
3 Month EURIBOR + 0.34%, 0.02%, 9/16/48 (a)	EUR	30	32
Lehman Mortgage Trust,
6.00%, 7/25/36		$74	58
Luminent Mortgage Trust,
1 Month USD LIBOR + 0.23%, 2.45%, 5/25/37 (a)		72	67
Lusitano Mortgages No. 5 PLC,
3 Month EURIBOR + 0.26%, 0.00%, 7/15/59 (a)	EUR	40	44
National City Mortgage Capital Trust,
6.00%, 3/25/38		$19	19
Reperforming Loan REMIC Trust,
8.50%, 6/25/35 (b)		68	72
STARM Mortgage Loan Trust,
4.18%, 1/25/37 (a)		34	34
			1,055
Sovereign (15.3%)
Argentine Republic Government International Bond,
6.88%, 1/11/48		20	16
Australia Government Bond,
2.75%, 11/21/27	AUD	190	138
3.25%, 4/21/25		90	68
	Face Amount (000)		Value (000)
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/27	BRL	220	$51
Cyprus Government International Bond,
3.88%, 5/6/22	EUR	26	34
Hellenic Republic Government Bond,
3.90%, 1/30/33		20	21
4.38%, 8/1/22 (b)		70	85
Hungary Government International Bond,
5.38%, 3/25/24		$80	86
Indonesia Treasury Bond,
9.00%, 3/15/29	IDR	1,000,000	71
Italy Buoni Poliennali Del Tesoro,
0.95%, 3/15/23	EUR	85	93
Mexican Bonos,
Series M
7.50%, 6/3/27	MXN	1,700	88
New Zealand Government Bond,
3.00%, 4/20/29	NZD	170	117
4.50%, 4/15/27		90	69
Peruvian Government International Bond,
(Units)
8.20%, 8/12/26 (d)	PEN	140	50
Petroleos Mexicanos,
6.50%, 3/13/27		$20	21
Portugal Obrigacoes do Tesouro OT,
3.88%, 2/15/30 (b)	EUR	120	164
Republic of Poland Government Bond,
2.25%, 4/25/22	PLN	750	204
Republic of South Africa Government Bond,
9.00%, 1/31/40	ZAR	400	26
South Africa Government Bond,
8.00%, 1/31/30		1,400	90
Spain Government Bond,
4.40%, 10/31/23 (b)	EUR	70	97
			1,589
U.S. Treasury Securities (2.0%)
U.S. Treasury Bonds,
3.13%, 5/15/48		$90	89
U.S. Treasury Notes,
2.13%, 5/15/25		130	123
			212
Total Fixed Income Securities (Cost $8,870)			8,944
	Shares
Short-Term Investments (13.0%)
Investment Company (3.7%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $386)		386,460	386

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Strategic Income Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Securities (9.3%)
U.S. Treasury Bills,
2.01%, 11/1/18 (e)(f)	$30	$30
2.02%, 11/1/18 (e)(f)	38	38
U.S. Treasury Notes,
0.75%, 10/31/18	300	300
1.25%, 12/15/18	300	299
1.50%, 2/28/19	300	299
Total U.S. Treasury Securities (Cost $966)		966
Total Short-Term Investments (Cost $1,352)		1,352
Total Investments (98.8%) (Cost $10,222) (g)(h)		10,296
Other Assets in Excess of Liabilities (1.2%)		122
Net Assets (100.0%)		$10,418

(a)  Floating or Variable rate securities: The rates disclosed are as of September 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2018.

(d)  Consists of one or more classes of securities traded together as a unit.

(e)  Rate shown is the yield to maturity at September 30, 2018.

(f)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(g)  Securities are available for collateral in connection with open foreign currency forward exchange contracts, futures contracts and swap agreements.

(h)  At September 30, 2018, the aggregate cost for federal income tax purposes is approximately $10,281,000. The aggregate gross unrealized appreciation is approximately $271,000 and the aggregate gross unrealized depreciation is approximately $193,000, resulting in net unrealized appreciation of approximately $78,000.

EURIBOR  Euro Interbank Offered Rate.

IO  Interest Only.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at September 30, 2018:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	EUR	13		$15	10/3/18	$—	@
Bank of America NA		$75	EUR	65	10/3/18	1
Bank of America NA		$8	EUR	7	10/3/18	(—	@)
Bank of America NA		$16	EUR	14	10/3/18	(—	@)
Bank of America NA		$4	EUR	3	10/3/18	(—	@)
Bank of America NA		$31	MXN	590	10/3/18	—	@
Bank of America NA		$206	PLN	754	10/3/18	(1)
Bank of America NA		$25	ZAR	350	10/3/18	(—	@)
Bank of America NA		$6	ZAR	74	10/3/18	(—	@)
Barclays Bank PLC	NZD	260		$178	10/3/18	5
Barclays Bank PLC	NZD	80		$53	10/3/18	(—	@)
Barclays Bank PLC		$21	CHF	21	10/3/18	(—	@)
Barclays Bank PLC		$45	NZD	68	10/3/18	(—	@)
BNP Paribas SA		$60	ZAR	854	10/3/18	—	@
BNP Paribas SA	ZAR	1,815		$133	10/3/18	5
Citibank NA	MXN	5,423		$281	10/3/18	(9)
Citibank NA	PLN	654		$177	10/3/18	(1)
Citibank NA		$3	EUR	3	10/3/18	—	@
Citibank NA		$7	EUR	6	10/3/18	(—	@)
Citibank NA		$47	HUF	12,771	10/3/18	(1)
Citibank NA		$37	MXN	692	10/3/18	—	@
Commonwealth Bank of Australia		$52	AUD	72	10/3/18	(—	@)
Goldman Sachs International		$7	EUR	6	10/3/18	(—	@)
Goldman Sachs International		$63	MXN	1,187	10/3/18	—	@
JPMorgan Chase Bank NA	AUD	518		$384	10/3/18	10
JPMorgan Chase Bank NA	AUD	40		$30	10/3/18	1
JPMorgan Chase Bank NA	BRL	92		$23	10/3/18	1
JPMorgan Chase Bank NA	BRL	121		$32	10/3/18	3
JPMorgan Chase Bank NA	EUR	23		$27	10/3/18	—	@

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Strategic Income Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Contracts to Deliver (000)			In Exchange For (000)			Delivery Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	NOK	821			$101		10/3/18	$—	@
JPMorgan Chase Bank NA	PEN	169			$51		10/3/18	(1)
JPMorgan Chase Bank NA	PLN	100			$27		10/3/18	(—	@)
JPMorgan Chase Bank NA	RUB	8,835			$139		10/3/18	4
JPMorgan Chase Bank NA		$146		AUD	198		10/3/18	(3)
JPMorgan Chase Bank NA		$52		BRL	208		10/3/18	(—	@)
JPMorgan Chase Bank NA		$1		BRL	5		10/3/18	(—	@)
JPMorgan Chase Bank NA		$52		GBP	40		10/3/18	—	@
JPMorgan Chase Bank NA		$3		HUF	778		10/3/18	(—	@)
JPMorgan Chase Bank NA		$25		IDR	360,847		10/3/18	(1)
JPMorgan Chase Bank NA		$42		IDR	610,000		10/3/18	(1)
JPMorgan Chase Bank NA		$75		IDR	1,115,160		10/3/18	—	@
JPMorgan Chase Bank NA		$—	@	NOK	1		10/3/18	—	@
JPMorgan Chase Bank NA		$102		NOK	820		10/3/18	(2)
JPMorgan Chase Bank NA		$51		PEN	169		10/3/18	(—	@)
JPMorgan Chase Bank NA		$6		RUB	410		10/3/18	—	@
JPMorgan Chase Bank NA		$53		RUB	3,625		10/3/18	2
JPMorgan Chase Bank NA		$25		RUB	1,690		10/3/18	1
JPMorgan Chase Bank NA		$47		RUB	3,110		10/3/18	1
JPMorgan Chase Bank NA		$51		ZAR	690		10/3/18	(2)
Royal Bank of Canada	GBP	38			$50		10/3/18	1
Royal Bank of Canada	HUF	20,568			$75		10/3/18	1
Royal Bank of Canada		$208		AUD	288		10/3/18	—	@
Royal Bank of Canada		$14		EUR	12		10/3/18	(—	@)
Royal Bank of Canada		$1,647		EUR	1,413		10/3/18	(6)
Royal Bank of Canada		$153		MXN	2,954		10/3/18	5
Royal Bank of Canada		$188		NZD	284		10/3/18	—	@
State Street Bank and Trust Co.	IDR	2,086,007			$143		10/3/18	3
State Street Bank and Trust Co.	MYR	36			$9		10/3/18	—	@
UBS AG	CHF	21			$21		10/3/18	(—	@)
UBS AG	EUR	1,494			$1,765		10/3/18	30
UBS AG	GBP	40			$51		10/3/18	(1)
UBS AG	NZD	12			$8		10/3/18	—	@
UBS AG		$2		EUR	1		10/3/18	(—	@)
UBS AG		$—	@	EUR	—	@	10/3/18	(—	@)
UBS AG		$48		GBP	36		10/3/18	(—	@)
UBS AG		$2		GBP	1		10/3/18	(—	@)
UBS AG		$25		HUF	7,019		10/3/18	—	@
UBS AG	ZAR	153			$10		10/3/18	(1)
Bank of America NA		$51		JPY	5,652		10/4/18	(2)
JPMorgan Chase Bank NA	JPY	5,600			$50		10/4/18	1
Royal Bank of Canada	JPY	52			$—	@	10/4/18	—	@
Bank of America NA	PLN	754			$206		12/28/18	1
Bank of America NA	ZAR	350			$24		12/28/18	—	@
Barclays Bank PLC	CHF	21			$22		12/28/18	—	@
Goldman Sachs International	MXN	1,187			$62		12/28/18	(—	@)
JPMorgan Chase Bank NA	BRL	208			$52		12/28/18	—	@
JPMorgan Chase Bank NA	IDR	1,115,160			$74		12/28/18	(—	@)
JPMorgan Chase Bank NA	PEN	169			$51		12/28/18	—	@
Royal Bank of Canada	AUD	288			$208		12/28/18	(—	@)
Royal Bank of Canada	EUR	1,413			$1,658		12/28/18	5
Royal Bank of Canada	NZD	284			$188		12/28/18	(—	@)
Royal Bank of Canada		$—	@	JPY	52		12/28/18	(—	@)
UBS AG	GBP	36			$48		12/28/18	—	@
								$49
The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Strategic Income Portfolio

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2018:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (000)
Short:
Euro OAT (Germany)	1	Dec-18	(100)	$(176)	$2
German Euro BOBL (Germany)	4	Dec-18	(400)	(607)	4
German Euro Bund (Germany)	3	Dec-18	(300)	(553)	7
U.S. Treasury 10 yr. Note (United States)	10	Dec-18	(1,000)	(1,188)	15
U.S. Treasury 10 yr. Ultra Long Bond (United States)	1	Dec-18	(100)	(126)	2
U.S. Treasury 2 yr. Note (United States)	3	Dec-18	(600)	(632)	2
U.S. Treasury 5 yr. Note (United States)	11	Dec-18	(1,100)	(1,237)	11
U.S. Treasury Ultra Long Bond (United States)	1	Dec-18	(100)	(154)	6
					$49

Credit Default Swap Agreements:

The Fund had the following credit default swap agreements open at September 30, 2018:

Swap Counterparty and Reference Obligation	Credit Rating of Reference Obligation† (Unaudited)	Buy/Sell Protection	Pay/Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment (Received) (000)	Unrealized Depreciation (000)
Goldman Sachs International CMBX.NA.BBB.60	NR	Sell	3.00%	Monthly	5/11/63	$64	$(7)	$(2)	$(5)
Goldman Sachs International CMBX.NA.BBB.60	NR	Sell	3.00	Monthly	5/11/63	109	(13)	(5)	(8)
Morgan Stanley & Co., LLC* CDX.NA.HY.30	NR	Buy	5.00	Quarterly	6/20/23	175	(14)	(11)	(3)
							$(34)	$(18)	$(16)

Interest Rate Swap Agreement:

The Fund had the following interest rate swap agreement open at September 30, 2018:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (000)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	3.02%	Semi Annual/ Quarterly	6/22/28	$500	$1	$—	$1

@    Value is less than $500.

†    Credit rating as issued by Standard & Poor's.

*    Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

NR    Not rated.

LIBOR  London Interbank Offered Rate.

OAT    Obligations Assimilables du Trésor (French Treasury Obligation).

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CHF  —  Swiss Franc

EUR  —  Euro

GBP  —  British Pound

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

JPY  —  Japanese Yen

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

PEN  —  Peruvian Nuevo Sol

PLN  —  Polish Zloty

RUB  —  Russian Ruble

USD  —  United States Dollar

ZAR  —  South African Rand

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Strategic Income Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Industrials	24.9%
Sovereign	15.4
Asset-Backed Securities	14.9
Finance	13.4
Short-Term Investments	13.1
Mortgages — Other	10.3
Other**	8.0
Total Investments	100.0	%***

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open short futures contracts with a value of approximately $4,673,000 and net unrealized appreciation of approximately $49,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $49,000 and does not include open swap agreements with net unrealized depreciation of approximately $15,000.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Strategic Income Portfolio

Statement of Assets and Liabilities	September 30, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $9,836)	$9,910
Investment in Security of Affiliated Issuer, at Value (Cost $386)	386
Total Investments in Securities, at Value (Cost $10,222)	10,296
Foreign Currency, at Value (Cost $4)	4
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	81
Interest Receivable	79
Due from Adviser	66
Receivable for Variation Margin on Futures Contracts	40
Tax Reclaim Receivable	3
Receivable from Affiliate	—	@
Other Assets	24
Total Assets	10,593
Liabilities:
Payable for Professional Fees	87
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	32
Payable for Custodian Fees	13
Unrealized Depreciation on Swap Agreements	13
Upfront Payment Received on Open Swap Agreements	7
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Administration Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Bank Overdraft	—	@
Deferred Capital Gain Country Tax	—	@
Payable for Variation Margin on Swap Agreements	—	@
Other Liabilities	18
Total Liabilities	175
Net Assets	$10,418
Net Assets Consist of:
Paid-in-Capital	$10,070
Total Distributable Earnings (Loss)	348
Net Assets	$10,418

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Strategic Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2018 (000)
CLASS I:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$10.33
CLASS A:
Net Assets	$77
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	7,436
Net Asset Value, Redemption Price Per Share	$10.31
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.46
Maximum Offering Price Per Share	$10.77
CLASS C:
Net Assets	$20
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,900
Net Asset Value, Offering and Redemption Price Per Share	$10.28
CLASS IS:
Net Assets	$10,311
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	998,000
Net Asset Value, Offering and Redemption Price Per Share	$10.33

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Strategic Income Portfolio

Statement of Operations	Year Ended September 30, 2018 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $2 of Foreign Taxes Withheld)	$382
Dividends from Security of Affiliated Issuer (Note G)	9
Total Investment Income	391
Expenses:
Professional Fees	137
Registration Fees	54
Advisory Fees (Note B)	41
Custodian Fees (Note F)	33
Shareholder Reporting Fees	19
Pricing Fees	15
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Administration Fees (Note C)	8
Trustees' Fees and Expenses	3
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Sub Transfer Agency Fees — Class A	— @
Other Expenses	25
Total Expenses	343
Expenses Reimbursed by Adviser (Note B)	(198)
Waiver of Advisory Fees (Note B)	(41)
Reimbursement of Class Specific Expenses — Class I (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	95
Net Investment Income	296
Realized Gain (Loss):
Investments Sold (Net of $1 of Capital Gain Country Tax)	94
Foreign Currency Forward Exchange Contracts	167
Foreign Currency Translation	(2)
Futures Contracts	93
Swap Agreements	16
Net Realized Gain	368
Change in Unrealized Appreciation (Depreciation):
Investments	(392)
Foreign Currency Forward Exchange Contracts	21
Foreign Currency Translation	(1)
Futures Contracts	5
Swap Agreements	39
Net Change in Unrealized Appreciation (Depreciation)	(328)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	40
Net Increase in Net Assets Resulting from Operations	$336

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Strategic Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2018 (000)		Year Ended September 30, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$296		$267
Net Realized Gain	368		53
Net Change in Unrealized Appreciation (Depreciation)	(328)		426
Net Increase in Net Assets Resulting from Operations	336		746
Dividends and Distributions to Shareholders:
Class I	(—	@)	(—	@)*
Class A	(1)		(1	)*
Class C	(—	@)	(—	@)*
Class IS	(220)		(215	)*
Total Dividends and Distributions to Shareholders	(221)		(216)
Capital Share Transactions:(1)
Class A:
Subscribed	115		—
Distributions Reinvested	1		—	@
Redeemed	(49)		(31)
Class C:
Subscribed	—		13
Distributions Reinvested	—	@	—	@
Redeemed	(3)		(27)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	64		(45)
Total Increase in Net Assets	179		485
Net Assets:
Beginning of Period	10,239		9,754
End of Period	$10,418		$10,239	†
(1) Capital Share Transactions:
Class A:
Shares Subscribed	11		—
Shares Issued on Distributions Reinvested	—	@@	—	@@
Shares Redeemed	(5)		(3)
Net Increase (Decrease) in Class A Shares Outstanding	6		(3)
Class C:
Shares Subscribed	—		1
Shares Issued on Distributions Reinvested	—	@@	—	@@
Shares Redeemed	(—	@@)	(2)
Net Increase (Decrease) in Class C Shares Outstanding	(—	@@)	(1)

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The following information was previously reported in the September 30, 2017 financial statements. The distribution information for the year ended September 30, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the September 30, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended September 30, 2017 were as follows:

Class I:
Net Investment Income	$	(—	@)
Class A:
Net Investment Income		$(1)
Class C:
Net Investment Income	$	(—	@)
Class IS:
Net Investment Income		$(215)

†  Distributions in Excess of Net Investment Income for the year ended September 30, 2017 was $(109).

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

Strategic Income Portfolio

	Class I
	Year Ended September 30,						Period from December 30, 2014(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		September 30, 2015
Net Asset Value, Beginning of Period	$10.21		$9.69		$9.79		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.28		0.26		0.22		0.14
Net Realized and Unrealized Gain (Loss)	0.05		0.47		0.06		(0.28)
Total from Investment Operations	0.33		0.73		0.28		(0.14)
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.21)		(0.38)		(0.07)
Net Asset Value, End of Period	$10.33		$10.21		$9.69		$9.79
Total Return(4)	3.32%		7.64%		2.91%		(1.39	)%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$10		$10		$10
Ratio of Expenses to Average Net Assets(8)	0.99	%(5)	0.99	%(5)	0.99	%(5)	0.98	%(5)(7)
Ratio of Net Investment Income to Average Net Assets(8)	2.77	%(5)	2.63	%(5)	2.25	%(5)	1.81	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.02	%(7)
Portfolio Turnover Rate	75%		64%		47%		39	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	25.49%		21.19%		7.28%		17.80	%(7)
Net Investment Loss to Average Net Assets	(21.73)%		(17.57)%		(4.04)%		(15.01	)%(7)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

Strategic Income Portfolio

	Class A
	Year Ended September 30,						Period from December 30, 2014(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		September 30, 2015
Net Asset Value, Beginning of Period	$10.20		$9.69		$9.79		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.25		0.20		0.18		0.11
Net Realized and Unrealized Gain (Loss)	0.04		0.49		0.06		(0.27)
Total from Investment Operations	0.29		0.69		0.24		(0.16)
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		(0.18)		(0.34)		(0.05)
Net Asset Value, End of Period	$10.31		$10.20		$9.69		$9.79
Total Return(4)	2.92%		7.18%		2.51%		(1.56	)%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$77		$10		$40		$10
Ratio of Expenses to Average Net Assets(8)	1.34	%(5)	1.33	%(5)	1.34	%(5)	1.33	%(5)(7)
Ratio of Net Investment Income to Average Net Assets(8)	2.40	%(5)	2.08	%(5)	1.86	%(5)	1.46	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.02%		0.01%		0.02	%(7)
Portfolio Turnover Rate	75%		64%		47%		39	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.09%		9.96%		6.73%		18.06	%(7)
Net Investment Loss to Average Net Assets	(3.35)%		(6.55)%		(3.53)%		(15.27	)%(7)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

Strategic Income Portfolio

	Class C
	Year Ended September 30,						Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		September 30, 2015
Net Asset Value, Beginning of Period	$10.17		$9.66		$9.76		$10.06
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.17		0.13		0.11		0.05
Net Realized and Unrealized Gain (Loss)	0.05		0.49		0.06		(0.32)
Total from Investment Operations	0.22		0.62		0.17		(0.27)
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.11)		(0.27)		(0.03)
Net Asset Value, End of Period	$10.28		$10.17		$9.66		$9.76
Total Return(4)	2.11%		6.46%		1.77%		(2.71	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$20		$22		$35		$10
Ratio of Expenses to Average Net Assets(9)	2.09	%(5)	2.09	%(5)	2.09	%(5)	2.10	%(5)(8)
Ratio of Net Investment Income to Average Net Assets(9)	1.69	%(5)	1.33	%(5)	1.14	%(5)	1.13	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.00	%(6)(8)
Portfolio Turnover Rate	75%		64%		47%		39	%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	14.46%		13.41%		28.93%		19.28	%(8)
Net Investment Loss to Average Net Assets	(10.68)%		(9.99)%		(25.70)%		(16.05	)%(8)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

Strategic Income Portfolio

	Class IS
	Year Ended September 30,						Period from December 30, 2014(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		September 30, 2015
Net Asset Value, Beginning of Period	$10.22		$9.69		$9.79		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.29		0.27		0.23		0.14
Net Realized and Unrealized Gain (Loss)	0.04		0.48		0.05		(0.27)
Total from Investment Operations	0.33		0.75		0.28		(0.13)
Distributions from and/or in Excess of:
Net Investment Income	(0.22)		(0.22)		(0.38)		(0.08)
Net Asset Value, End of Period	$10.33		$10.22		$9.69		$9.79
Total Return(4)	3.27%		7.80%		2.96%		(1.37	)%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,311		$10,197		$9,669		$9,775
Ratio of Expenses to Average Net Assets(8)	0.94	%(5)	0.94	%(5)	0.94	%(5)	0.93	%(5)(7)
Ratio of Net Investment Income to Average Net Assets(8)	2.83	%(5)	2.68	%(5)	2.35	%(5)	1.88	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.02	%(7)
Portfolio Turnover Rate	75%		64%		47%		39	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.28%		3.79%		3.45%		4.04	%(7)
Net Investment Income (Loss) to Average Net Assets	0.49%		(0.17)%		(0.16)%		(1.23	)%(7)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund", collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Strategic Income Portfolio. The Fund seeks a total return comprised of income and capital appreciation. The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Asset-Backed Securities	$—	$1,537	$—	$1,537
Collateralized Mortgage Obligation — Agency Collateral Series	—	9	—	9
Commercial Mortgage- Backed Securities	—	397	—	397
Corporate Bonds	—	4,145	—	4,145
Mortgages — Other	—	1,055	—	1,055
Sovereign	—	1,589	—	1,589
U.S. Treasury Securities	—	212	—	212
Total Fixed Income Securities	—	8,944	—	8,944
Short-Term Investments
Investment Company	386	—	—	386
U.S. Treasury Securities	—	966	—	966
Total Short-Term Investments	386	966	—	1,352
Foreign Currency Forward Exchange Contracts	—	81	—	81
Futures Contracts	49	—	—	49
Interest Rate Swap Agreement	—	1	—	1
Total Assets	435	9,992	—	10,427
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(32)	—	(32)
Credit Default Swap Agreements	—	(16)	—	(16)
Total Liabilities	—	(48)	—	(48)
Total	$435	$9,944	$—	$10,379

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2018:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$81
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	49	(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	1	(a)
Total			$131
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(32)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(13)
Swap Agreements	Variation Margin on Swap Agreements	Credit Risk	(3	)(a)
Total			$(48)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$167
Interest Rate Risk	Futures Contracts	93
Credit Risk	Swap Agreements	(12)
Interest Rate Risk	Swap Agreements	28
Total		$276
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$21
Interest Rate Risk	Futures Contracts	5
Credit Risk	Swap Agreements	32
Interest Rate Risk	Swap Agreements	7
Total		$65

At September 30, 2018, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$81	$(32)
Swap Agreements	—	(13)
Total	$81	$(45)

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to,

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)		Collateral Received (000)	Net Amount (not less than $0) (000)
Bank of America NA	$2		$(2)		$—	$0
Barclays Bank PLC	5		(—	@)	—	5
BNP Paribas SA	5		(—	@)	—	5
Citibank NA	—	@	(—	@)	—	0
Goldman Sachs International	—	@	(—	@)		0
JPMorgan Chase Bank NA	24		(10)		—	14
Royal Bank of Canada	12		(6)		—	6
State Street Bank and Trust Co.	3		(—	@)	—	3
UBS AG	30		(2)		—	28
Total	$81		$(20)		$—	$61
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Bank of America NA	$3		$(2)	$—	$1
Barclays Bank PLC	—	@	(— @)	—	0
BNP Paribas SA	—	@	(— @)	—	0
Citibank NA	11		(— @)	—	11
Commonwealth Bank of Australia	—	@	—	—	—	@
Goldman Sachs International	13		(— @)	—	13
JPMorgan Chase Bank NA	10		(10)	—	0
Royal Bank of Canada	6		(6)	—	0
UBS AG	2		(2)	—	0
Total	$45		$(20)	$—	$25

@ Amount is less than $500.

For the year ended September 30, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$4,803,000
Futures Contracts:
Average monthly original value	$3,608,000
Swap Agreements:
Average monthly notional amount	$1,041,000

5.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Over $500 million
0.40%	0.35%

For the year ended September 30, 2018, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2018, approximately $41,000 of advisory fees were waived and approximately $206,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Trust pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $6,913,000 and $6,093,000, respectively. For the year ended September 30, 2018, purchases and sales of long-term U.S. Government securities were approximately $337,000 and $912,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2018, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended September 30, 2018 is as follows:

Affiliated Investment Company	Value September 30, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$976	$5,673	$6,263	$9
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2018 (000)
Liquidity Funds	$—	$—	$386

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for U.S. GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From: Ordinary Income (000)	2017 Distributions Paid From: Ordinary Income (000)
$221	$216

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

(losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for swap transactions, paydown adjustments and nondeductible expenses, resulted in the following reclassifications among the components of net assets at September 30, 2018:

Total Distributable Earnings (Loss) (000)	Paid-in- Capital (000)
$1	$(1)

At September 30, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$230	$147

During the year ended September 30, 2018, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $95,000.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2018, the Fund did not have record owners of 10% or greater.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the "ASU") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Strategic Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Strategic Income Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from December 30, 2014 (commencement of operations) through September 30, 2015 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Strategic Income Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from December 30, 2014 (commencement of operations) through September 30, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 20, 2018

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser, Sub-Adviser and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2017, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one- and three-year periods and better than its peer group average for the period since the end of December 2014, the month of the Fund's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program(2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	87	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

43

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTSIPANN
2289998 EXP 11.30.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Ultra-Short Income Portfolio

Annual Report

September 30, 2018

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	23
Investment Advisory Agreement Approval	24
Privacy Notice	26
Trustee and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Ultra-Short Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon

President and Principal Executive Officer

October 2018

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Expense Example (unaudited)

Ultra-Short Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/18	Actual Ending Account Value 9/30/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Ultra-Short Income Portfolio Class IR	$1,000.00	$1,011.00	$1,023.78	$1.15	$1.16	0.23%
Ultra-Short Income Portfolio Institutional Class	1,000.00	1,011.70	1,023.54	1.40	1.41	0.28
Ultra-Short Income Portfolio Class A	1,000.00	1,010.70	1,022.54	2.41	2.42	0.48

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 182/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited)

Ultra-Short Income Portfolio

The Fund seeks current income with capital preservation while maintaining liquidity.

Performance

For the fiscal year ended September 30, 2018, the Fund's Institutional Share Class had a total return of 1.82%. The Fund's Institutional Share Class outperformed against the Fund's benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index (the "Index"), which returned 1.59%. For the seven-day period ended September 30, 2018, the Fund's Institutional Share Class provided an annualized current yield of 2.25% (subsidized) and 2.18% (non-subsidized), while its 30-day moving average annualized yield was 2.19% (subsidized) and 2.12% (non-subsidized). The 30-day SEC yield was 2.17% (subsidized) and 2.10% (non-subsidized). The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Economic conditions and expectations for U.S. central bank policy were the primary drivers of market dynamics in the short-term fixed income space for the reporting period.

•  Third-quarter 2017 gross domestic product (GDP) continued its positive momentum from the prior quarter, rising 2.8%, led by strong investment from business and government agencies.i Non-farm payrolls in the third quarter of 2017 slowed substantially, averaging 142,000, due to major disruptions from Hurricanes Harvey and Irma.ii Hiring in the fourth quarter of 2017 picked up noticeably, averaging 221,000, with the unemployment rate ending the year at 4.1%, the lowest since 2000. The participation rate ended 2017 and began 2018 at 62.7%, holding steady for the fourth consecutive month, consistent with the fact that those leaving the workforce due to retirement are being offset by those joining the labor force. Fourth-quarter 2017 GDP ended the year at 2.3%, as consumer spending continued to be the main driver of growth in the economy.

•  Economic growth in the first quarter 2018 expanded at a slower pace than the previous quarter, at 2.2%, reflecting lower personal consumption.

However, economic growth expanded at 4.2% in the second quarter, led by a rebound in consumer spending. This was the fastest pace recorded since 2014. First- and second-quarter non-farm payrolls averaged 218,000 and 217,000, respectively, reflecting continued robust job growth. The unemployment rate ended the reporting period at a 49-year low, at 3.7%, while the participation rate remained static at 62.7%. Third quarter non-farm payrolls averaged 190,000, lower than expected due to disruptions in September caused by Hurricane Florence. Upward revisions to both July and August allowed market participants to look past the weaker-than-estimated September figure.

•  As widely expected, the Federal Reserve (Fed) left its benchmark policy rate unchanged at the conclusion of its September 2017 Federal Open Market Committee (FOMC or Committee) meeting, while announcing that it will begin shrinking its balance sheet starting in October 2017. The "dot plot" indicated that policy makers expected one more rate increase in 2017 and three more in 2018. The Fed said the balance-sheet runoff would follow the framework released in June 2017: reducing $6 billion in Treasuries and $4 billion in mortgage-backed securities per month, with the cap rising every three months until the amounts reach $30 billion and $20 billion per month, respectively.

•  In line with market expectations, Fed officials voted unanimously to leave interest rates unchanged at the October 31-November 1, 2017 FOMC meeting. Officials gave no sign that their expectations for a third rate hike this year had been adjusted, sending the market-implied odds of a rate hike at the December 2017 FOMC meeting to over 90%. Participants also acknowledged that hurricane-related disruptions would continue to impact economic data points in the near term but that they are unlikely to have a material impact in the medium term.

•  Fed officials followed through on expectations of an interest rate hike at the December 2017 FOMC meeting, raising the benchmark lending rate by 25 basis points to a target range of 1.25% to 1.50%. The Fed confirmed that monthly roll-offs from the

i  Source for GDP data: Bureau of Economic Analysis

ii  Source for employment data: Bureau of Labor Statistics and Bloomberg L.P.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited) (cont'd)

Ultra-Short Income Portfolio

central bank's balance sheet would step up as anticipated, from $10 billion to $20 billion beginning in January 2018. The updated "dot plot" showed that policy makers expected three rate increases in 2018, based on median estimates. The FOMC continued to use language from prior releases, indicating that "near-term risks to the economic outlook appear roughly balanced, but that the Committee is monitoring inflation developments closely."

•  At the end of January 2018, Janet Yellen held her last FOMC meeting as Fed Chair. The federal funds rate was left unchanged at 1.25% to 1.50% due to "current conditions" in the market. While the market anticipated that interest rates would remain unchanged at this meeting, investors looked for insight into how the FOMC thought the rest of the year would play out. In the statement released after the meeting, the FOMC changed its stance on inflation to be slightly more hawkish, as the Committee now believed that "market-based measures of inflation compensation have increased" and the inflation rate was expected to reach its 2% target in the medium term. The FOMC projections released at the December 2017 meeting indicated that the Fed officials' consensus was that there would be three rate hikes in 2018.

•  The debt ceiling was a major theme in the markets during the course of January, as the Congressional Budget Office believed that the U.S. would reach its borrowing limit a month earlier than expected, mostly caused by $1.5 trillion in tax cuts that were passed in December 2017. The estimated hard deadline was expected to be in early March, with little progress coming out of Washington at the time. Investors believed that negotiations regarding the debt ceiling were likely to be extremely complex as Democrats and Republicans remained deeply divided on the issue.

•  In March 2018, as expected, the Fed unanimously raised the target range for the fed funds rate by 0.25% to 1.50% to 1.75%. This was Chairman Jerome Powell's first meeting as chair. The tone of the meeting was generally hawkish, as the Fed upgraded its projections of the fed funds rate, GDP and the unemployment rate. The 2018 median outlook for the fed funds rate was unchanged at 2.1%, suggesting that there were two more rate hikes expected for the remainder of the year. In addition, the path for the fed funds rate was now steeper for 2019 and 2020, with median projections increasing to 2.9% and 3.4%, respectively. Thirteen of the 15 Fed projections indicated a forecast of three or more rate hikes in total for 2018, compared to 10 of 16 at the December meeting. As a result of further rate hikes, the Fed believed economic activity would expand in the medium term, saying that activity had "strengthened" in recent months. Inflation continued to receive significant attention from FOMC members, as it remained below the Fed's 2% target. However, FOMC members were confident that it will reach and stabilize around 2% by 2019. The market initially perceived the March meeting positively due to the Fed's optimistic outlook on the economy.

•  The May 2018 FOMC meeting concluded early in the month, and Fed officials opted to keep interest rate and balance sheet policies unchanged. While this was largely expected by the markets, investors looked to the statement for guidance on rate hikes for the remainder of the year. The Fed indicated that it believed that further rate hikes are warranted due to the continued strength in the labor market and economic conditions. Additionally, when discussing inflation, the Fed showed confidence that inflation had moved close to its 2% target. The word "symmetric" was also utilized in the statement in multiple places, indicating that the Fed is comfortable with inflation going over 2%, as long as it normalizes around the target. Following the meeting, the markets continued to fully price a rate hike at the Fed's June meeting.

•  In June 2018, the markets were largely driven by the FOMC meeting. The FOMC unanimously voted to increase interest rates by 25 basis points to a target range of 1.75% to 2.00%. The summary of economic projections showed that the FOMC expected two additional rate hikes this year, up one rate hike from the December meeting. Additionally, the Fed believed there would be three rate hikes in 2019. No changes were made to the balance sheet normalization program, and the fed funds rate remained the main monetary policy tool for the FOMC.

•  The tone of the FOMC meeting was generally optimistic, as Chairman Powell stated that the

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited) (cont'd)

Ultra-Short Income Portfolio

economy is doing "very well." Inflation had picked up and had moved closer to the Fed's 2% target, and the Fed believed that inflation will be symmetric around its target range in the coming months. With regard to employment, job gains continued to be strong and the unemployment rate decreased further. Unemployment forecasts for the fourth quarter of 2018 decreased to 3.6% from 3.8%. With additional Fed rate hikes, economic activity was expected to expand at a solid rate. The GDP forecast for the fourth quarter of 2018 modestly increased to 2.8%, while the forecasts for 2019 and 2020 remained largely unchanged.

•  Federal Reserve officials left their benchmark policy rate unchanged at the conclusion of their July 30-31, 2018 FOMC meeting. The Committee confirmed that economic activity was "rising at a strong rate" and that "further gradual increases in the target range for the federal funds rate will be consistent with sustained expansion of economic activity, strong labor market conditions, and inflation near the committee's symmetric 2% objective," repeating language from its June statement. Minutes from the July FOMC meeting that were released the following month reinforced the markets' conviction that the Fed would raise rates at the upcoming September FOMC meeting.

•  In August 2018, Fed Chairman Powell delivered his first speech at the annual Jackson Hole Symposium. Chairman Powell confirmed that "fundamentals of the U.S. economic expansion look strong and support the case for continued gradual interest rate increases." His speech reaffirmed the markets' conviction that a rate hike would be likely at the following FOMC meeting.

•  As widely expected, the Fed raised rates 25 basis points at its September 2018 FOMC meeting, in line with market expectations and the third hike of 2018. Both one- and three-month LIBOR ended the reporting period at recent highs, with a September 28 setting of 2.26% and 2.40%, respectively.iii Twelve of sixteen FOMC members anticipated one additional rate hike in 2018, and median forecasts indicated three additional hikes in 2019. LIBOR-OIS spreads narrowed to 17.4 basis points leading up to the hike, the tightest level since the prior December.iii

Management Strategies

•  Our investment philosophy continues to revolve around prudent credit, duration and risk management.

•  We continued to manage the Fund to minimize interest rate sensitivity in a rising rate environment, which was beneficial to performance as short-term rates rose during the period.

•  There were no material detractors from performance both on an absolute and relative basis in this reporting period.

*  Minimum Investment

**  Commenced operations on April 28, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A and Class IR shares will vary from the performance of Class Institutional shares and will be negatively impacted by additional fees assessed to those classes (where applicable).

iii  Source: Bloomberg L.P.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Overview (unaudited) (cont'd)

Ultra-Short Income Portfolio

Performance Compared to the ICE BofAML 3-Month U.S. Treasury Bill Index(1), and the Lipper Ultra Short Obligations Funds Index(2)

	Period Ended September 30, 2018 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class IR Shares w/o sales charges(4)	1.87%	—	—	1.36%
Fund — Class Institutional Shares w/o sales charges(4)	1.82	—	—	1.31
Fund — Class A Shares w/o sales charges(4)	1.61	—	—	1.10
ICE BofAML 3-Month U.S. Treasury Bill Index	1.59	—	—	0.99
Lipper Ultra Short Obligations Funds Index	1.64	—	—	1.54

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in expenses.

(1)  The ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Ultra Short Obligations Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Ultra Short Obligations Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Ultra Short Obligations Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on April 28, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Indexes.

7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments

Ultra-Short Income Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (2.5%)
International Banks (2.5%)
KBC Bank NV
2.52%, 1/2/19 (a)	$100,000	$99,333
Norinchukin Bank
2.40%, 12/20/18	50,000	49,736
Sumitomo Mitsui Trust Bank Ltd.,
2.50%, 1/4/19 - 1/7/19	125,000	124,173
Total Certificates of Deposit (Cost $273,261)		273,242
Commercial Paper (b) (6.7%)
Chemicals (0.9%)
Nutrien Ltd.
2.72%, 12/20/18	100,000	99,345
Computer Technology (1.0%)
HP, Inc.,
2.35%, 10/5/18	25,000	24,989
2.55%, 10/1/18	66,000	65,988
2.64%, 10/22/18 (c)	14,000	13,980
		104,957
Diversified Financial Services (0.2%)
Tyco International Holding Sarl
2.40%, 10/5/18	25,000	24,989
Food & Beverage (0.9%)
Mondelez International, Inc.
2.61%, 12/20/18 (a)	100,000	99,404
International Banks (2.8%)
BPCE SA
2.39%, 12/20/18	50,000	49,730
Credit Agricole Corporate and Investment Bank
2.34%, 10/1/18	50,000	49,991
Dekabank Deutsche Girozentrale
2.40%, 12/21/18	200,000	198,900
		298,621
Wireless Telecom Services (0.9%)
AT&T, Inc.,
3.07%, 5/28/19	26,000	25,503
3.09%, 5/30/19	70,000	68,649
		94,152
Total Commercial Paper (Cost $721,526)		721,468
Corporate Bonds (3.9%)
Automobiles (0.3%)
Toyota Motor Credit Corp.
1.70%, 1/9/19	40,000	39,916
		39,916
International Banks (3.6%)
ABN Amro Bank,
2.10%, 1/18/19 (a)(c)	105,615	105,526
2.50%, 10/30/18 (c)	64,728	64,807
Bank of Nova Scotia
1.95%, 1/15/19	20,000	19,966
	Face Amount (000)	Value (000)
BNZ International Funding Ltd.
2.35%, 3/4/19 (a)(c)	$17,340	$17,314
Credit Agricole SA
2.63%, 10/3/18 (c)	32,811	32,811
National Australia Bank Ltd.
2.00%, 1/14/19	15,000	14,984
Nissan Motor Acceptance Corp.
2.35%, 3/4/19 (a)(c)	17,410	17,385
Sumitomo Mitsui Banking Corp.,
1.97%, 1/11/19	15,260	15,233
2.05%, 1/18/19	11,925	11,906
2.45%, 1/10/19	44,293	44,277
Sumitomo Mitsui Trust Bank Ltd.
2.05%, 3/6/19 (c)	6,500	6,482
Svenska Handelsbanken AB
2.50%, 1/25/19	16,161	16,157
Toronto Dominion Bank
1.95%, 1/22/19	20,000	19,966
		386,814
Total Corporate Bonds (Cost $426,568)		426,730
Floating Rate Notes (d) (71.4%)
Automobiles (1.2%)
Toyota Credit Canada, Inc.,
3 Month USD LIBOR + 0.09% 2.46%, 3/22/19	100,000	100,026
Toyota Motor Credit Corp.,
3 Month USD LIBOR + 0.26% 2.60%, 1/9/19	5,000	5,004
Toyota Motor Finance Netherlands,
1 Month USD LIBOR + 0.43% 2.64%, 10/24/18	26,000	26,008
		131,038
Diversified Financial Services (2.4%)
Collateralized Commercial Paper Co. LLC,
3 Month USD LIBOR + 0.10% 2.43%, 1/11/19	90,000	90,006
Collateralized Commercial Paper II Co. LLC,
3 Month USD LIBOR + 0.08%, 2.45%, 3/25/19 (c)	70,000	70,002
1 Month USD LIBOR + 0.25%, 2.46%, 10/24/18 (c)	50,000	50,009
3 Month USD LIBOR + 0.10%, 2.47%, 3/25/19 (c)	50,000	50,001
		260,018
Domestic Banks (6.1%)
American Express Credit Corp.,
3 Month USD LIBOR + 0.55% 2.89%, 3/18/19	500	501
Citibank NA,
3 Month USD LIBOR + 0.34% 2.68%, 3/20/19	30,631	30,671
HSBC Bank USA NA,
1 Month USD LIBOR + 0.24% 2.46%, 4/26/19	20,000	20,012

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Ultra-Short Income Portfolio

	Face Amount (000)	Value (000)
Domestic Banks (cont'd)
ING U.S. Funding LLC,
3 Month USD LIBOR + 0.10%, 2.44%, 4/12/19	$50,000	$50,012
1 Month USD LIBOR + 0.32%, 2.48%, 2/8/19	100,000	100,096
3 Month USD LIBOR + 0.16%, 2.50%, 1/7/19	80,000	80,027
Mizuho Securities USA LLC,
3 Month USD LIBOR + 0.20%, 2.57%, 9/24/19 (c)	40,000	40,002
1 Month USD LIBOR + 0.40%, 2.62%, 7/31/19	50,000	50,087
3 Month USD LIBOR + 0.30%, 2.66%, 3/22/19	20,000	20,005
3 Month USD LIBOR + 0.35%, 2.69%, 3/20/19	35,000	35,018
3 Month USD LIBOR + 0.34%, 2.71%, 12/24/18	35,000	35,008
Wells Fargo Bank NA,
3 Month USD LIBOR + 0.17%, 2.53%, 3/22/19	70,000	70,036
3 Month USD LIBOR + 0.21%, 2.55%, 4/16/19	126,000	126,090
		657,565
International Banks (61.7%)
ABN Amro Bank,
3 Month USD LIBOR + 0.64% 2.97%, 1/18/19 (c)	174,772	175,136
ANZ New Zealand International Ltd.,
3 Month USD LIBOR + 0.07% 2.44%, 3/25/19 (c)	90,000	90,019
ASB Finance Ltd. London,
1 Month USD LIBOR + 0.26%, 2.47%, 1/23/19 (c)	100,000	100,074
3 Month USD LIBOR + 0.27%, 2.64%, 3/22/19 (c)	75,000	75,109
Australia & New Zealand Bank,
3 Month USD LIBOR + 0.19% 2.54%, 12/21/18 (c)	50,000	50,019
Bank of Montreal,
3 Month USD LIBOR + 0.13%, 2.50%, 3/25/19	75,000	75,016
3 Month USD LIBOR + 0.17%, 2.50%, 6/11/19	100,000	100,058
3 Month USD LIBOR + 0.17%, 2.51%, 12/20/18	95,000	95,030
3 Month USD LIBOR + 0.16%, 2.56%, 9/6/19	50,000	50,026
3 Month USD LIBOR + 0.28%, 2.65%, 3/22/19	125,000	125,132
Bank of Nova Scotia,
3 Month USD LIBOR + 0.16%, 2.51%, 12/21/18	50,000	50,030
3 Month USD LIBOR + 0.21%, 2.56%, 12/21/18 (c)	20,000	20,009
	Face Amount (000)	Value (000)
Barclays Bank PLC,
3 Month USD LIBOR + 0.15%, 2.53%, 6/25/19	$155,000	$155,005
1 Month USD LIBOR + 0.36%, 2.57%, 12/24/18	50,000	50,042
3 Month USD LIBOR + 0.22%, 2.57%, 3/21/19	125,000	125,079
3 Month USD LIBOR + 0.16%, 2.59%, 6/25/19	120,000	120,011
BNZ International Funding Ltd.,
1 Month USD LIBOR + 0.19%, 2.36%, 6/24/19 (c)	100,000	99,970
3 Month USD LIBOR + 0.15%, 2.52%, 6/11/19 (c)	100,000	100,003
3 Month USD LIBOR + 0.27%, 2.61%, 3/21/19 (c)	50,000	50,034
Canadian Imperial Bank of Commerce,
3 Month USD LIBOR + 0.10%, 2.44%, 9/20/19	185,000	185,008
1 Month USD LIBOR + 0.27%, 2.49%, 4/25/19 (c)	150,000	150,079
1 Month USD LIBOR + 0.29%, 2.51%, 11/26/18 (c)	50,000	50,025
3 Month USD LIBOR + 0.24%, 2.57%, 1/3/19	120,900	120,964
Commonwealth Bank of Australia,
1 Month USD LIBOR + 0.26% 2.44%, 12/21/18 (c)	50,000	50,029
Credit Suisse AG,
3 Month USD LIBOR + 0.17%, 2.54%, 9/26/19	150,000	150,022
1 Month USD LIBOR + 0.35%, 2.56%, 1/24/19	75,000	75,073
1 Month USD LIBOR + 0.35%, 2.57%, 1/25/19	130,000	130,127
3 Month USD LIBOR + 0.17%, 2.57%, 9/24/19 (a)	175,000	175,000
HSBC Bank PLC,
1 Month USD LIBOR + 0.26%, 2.48%, 1/25/19 (c)	40,000	40,030
3 Month USD LIBOR + 0.16%, 2.50%, 1/4/19 (c)	110,000	110,041
3 Month USD LIBOR + 0.23%, 2.56%, 4/10/19 (c)	60,000	60,051
1 Month USD LIBOR + 0.35%, 2.57%, 2/26/19 (c)	100,000	100,115
Lloyds Bank Corporate Markets PLC,
3 Month USD LIBOR + 0.13% 2.52%, 6/24/19	85,000	85,000
Mizuho Bank Ltd.,
3 Month USD LIBOR + 0.09%, 2.46%, 3/26/19	100,000	99,993
3 Month USD LIBOR + 0.11%, 2.48%, 3/26/19	70,000	70,002
3 Month USD LIBOR + 0.40%, 2.73%, 1/10/19	52,250	52,299
3 Month USD LIBOR + 0.43%, 2.77%, 1/7/19	135,000	135,135

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Ultra-Short Income Portfolio

	Face Amount (000)	Value (000)
International Banks (cont'd)
National Australia Bank Ltd.,
3 Month USD LIBOR + 0.20% 2.54%, 4/5/19 (c)	$7,500	$7,504
Natixis NY,
3 Month USD LIBOR + 0.08%, 2.42%, 6/26/19	250,000	249,986
3 Month USD LIBOR + 0.16%, 2.53%, 3/22/19	125,000	125,062
3 Month USD LIBOR + 0.19%, 2.53%, 3/20/19	100,000	100,063
Nordea Bank AB,
3 Month USD LIBOR + 0.62% 2.95%, 9/30/19 (c)	1,000	1,005
Nordea Bank Finland PLC,
3 Month USD LIBOR + 0.20% 2.57%, 3/22/19	90,000	90,083
Oversea Chinese Banking Corporation,
3 Month USD LIBOR + 0.09%, 2.46%, 3/25/19 (c)	50,000	50,001
1 Month USD LIBOR + 0.30%, 2.51%, 11/23/18 (c)	100,000	100,026
Royal Bank of Canada,
3 Month USD LIBOR + 0.10%, 2.44%, 9/20/19	125,000	125,006
3 Month USD LIBOR + 0.08%, 2.47%, 6/26/19	35,000	35,001
3 Month USD LIBOR + 0.12%, 2.49%, 3/22/19	90,000	90,036
3 Month USD LIBOR + 0.17%, 2.50%, 6/17/19	135,000	135,118
3 Month USD LIBOR + 0.15%, 2.52%, 12/24/18	90,000	90,058
3 Month USD LIBOR + 0.71%, 3.05%, 4/15/19	5,600	5,621
Sumitomo Mitsui Banking Corp.,
1 Month USD LIBOR + 0.19%, 2.42%, 3/27/19	150,000	150,015
1 Month USD LIBOR + 0.19%, 2.45%, 3/27/19	50,000	50,005
3 Month USD LIBOR + 0.37%, 2.70%, 7/11/19	87,740	87,871
3 Month USD LIBOR + 0.45%, 2.77%, 9/5/19	6,410	6,425
3 Month USD LIBOR + 0.54%, 2.87%, 1/11/19	22,759	22,789
3 Month USD LIBOR + 0.94%, 3.27%, 1/18/19	16,185	16,227
Sumitomo Mitsui Trust Bank Ltd.,
3 Month USD LIBOR + 0.20%, 2.53%, 7/9/19	110,250	110,271
1 Month USD LIBOR + 0.35%, 2.57%, 7/25/19	200,000	200,285
3 Month USD LIBOR + 0.37%, 2.71%, 1/17/19	48,150	48,192
3 Month USD LIBOR + 0.38%, 2.72%, 1/22/19	24,500	24,523
	Face Amount (000)	Value (000)
Svenska Handelsbanken AB,
3 Month USD LIBOR + 0.07%, 2.46%, 6/28/19	$75,000	$75,001
3 Month USD LIBOR + 0.20%, 2.57%, 3/22/19	90,000	90,097
3 Month USD LIBOR + 0.49%, 2.81%, 9/6/19	22,477	22,552
3 Month USD LIBOR + 0.49%, 2.82%, 6/17/19	11,825	11,862
Swedbank AB,
3 Month USD LIBOR + 0.08% 2.45%, 3/25/19	75,000	75,005
Toronto Dominion Bank,
2.44%, 9/20/19	100,000	100,004
3 Month USD LIBOR + 0.07%, 2.44%, 3/25/19 (c)	50,000	50,018
3 Month USD LIBOR + 0.13%, 2.50%, 3/22/19 (c)	100,000	100,049
3 Month USD LIBOR + 0.14%, 2.51%, 12/24/18 (c)	125,000	125,071
3 Month USD LIBOR + 0.27%, 2.64%, 3/26/19 (c)	100,000	100,118
3 Month USD LIBOR + 0.42%, 2.75%, 1/18/19	2,485	2,488
UBS AG London,
3 Month USD LIBOR + 0.10%, 2.47%, 12/24/18 - 6/24/19 (c)	165,000	165,015
3 Month USD LIBOR + 0.23%, 2.60%, 12/24/18 (c)	80,000	80,065
1 Month USD LIBOR + 0.40%, 2.62%, 6/25/19 (c)	225,000	225,336
		6,688,649
Total Floating Rate Notes (Cost $7,734,005)		7,737,270
Repurchase Agreements (17.9%)
BMO Capital Markets Corp., (2.27%, dated 9/28/18, due 10/1/18; proceeds $1,000; fully collateralized by various Corporate Bonds; 1.45% - 3.88% due 8/13/19 - 9/10/24; valued at $1,050)	1,000	1,000
BNP Paribas Prime Brokerage, Inc., (2.40%, dated 9/28/18, due 10/1/18; proceeds $144,029; fully collateralized by various Corporate Bonds; 4.00% - 13.00% due 3/15/19 - 5/15/77 (e); valued at $152,658)	144,000	144,000
BNP Paribas Prime Brokerage, Inc., (2.79% (d), dated 1/25/18, due 10/25/18; proceeds $51,058; fully collateralized by various Corporate Bonds; 3.88% - 6.88% due 3/1/20 - 5/15/77 (e); valued at $53,067) (Demand 10/25/18)	50,000	50,000
BNP Paribas Prime Brokerage, Inc., (2.79% (d), dated 5/14/18, due 10/25/18; proceeds $75,953; fully collateralized by various Corporate Bonds; 6.88% - 13.00% due 12/1/19 - 7/15/26 (e); valued at $79,402) (Demand 10/25/18)	75,000	75,000

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Portfolio of Investments (cont'd)

Ultra-Short Income Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
BNP Paribas Prime Brokerage, Inc., (2.79% (d), dated 7/31/18, due 4/25/19; proceeds $102,077; fully collateralized by various Corporate Bonds; 4.00% - 7.88% due 4/1/20 - 5/15/67 (e); valued at $108,103) (Demand 10/25/18)	$100,000	$100,000
BNP Paribas Prime Brokerage, Inc., (2.79% (d), dated 8/22/18, due 4/25/19; proceeds $112,097; fully collateralized by various Corporate Bonds; 6.50% - 11.50% due 10/1/18 - 5/15/77 (e); valued at $118,075) (Demand 10/25/18)	110,000	110,000
Citigroup Global Markets, Inc., (2.71% (d), dated 6/14/18, due 3/22/19; proceeds $76,588; fully collateralized by various Corporate Bonds; 4.50% - 12.50% due 2/15/20 - 3/15/42; valued at $79,505) (Demand 10/22/18)	75,000	75,000
HSBC Securities USA, Inc., (2.27%, dated 9/28/18, due 10/1/18; proceeds $18,003; fully collateralized by various Corporate Bonds; 4.13% - 8.88% due 11/15/19 - 11/16/28; valued at $18,904)	18,000	18,000
HSBC Securities USA, Inc., (2.37%, dated 9/28/18, due 10/1/18; proceeds $18,004; fully collateralized by a Corporate Bond; 5.50% due 5/31/23; valued at $19,081)	18,000	18,000
ING Financial Markets LLC, (2.27%, dated 9/28/18, due 10/1/18; proceeds $32,006; fully collateralized by various Corporate Bonds; 1.85% - 7.38% due 2/15/19 - 8/16/77; valued at $33,614)	32,000	32,000
JP Morgan Securities LLC, (2.72% (d), dated 8/16/18, due 5/22/19; proceeds $203,198; fully collateralized by various Corporate Bonds; 2.75% - 12.50% due 3/15/19 - 11/15/66 (e); valued at $210,987) (Demand 10/22/19)	199,000	199,000
Merrill Lynch Pierce Fenner & Smith, (2.67% (d), dated 9/24/18, due 9/24/19; proceeds $308,130; fully collateralized by various Common Stocks, various Convertible Preferred Stocks, various Preferred Stocks and various U.S. Government obligations, 1.00% - 5.25% due 6/30/19 - 2/15/46; valued at $306,475) (Demand 12/24/18)	300,000	300,000
Pershing LLC, (2.38%, dated 9/28/18, due 10/1/18; proceeds $250,050; fully collateralized by various Corporate Bonds; 1.38% - 12.00% due 10/3/18 - 11/15/95 (e); valued at $263,549)	250,000	250,000
RBC Capital Markets LLC, (2.71%, dated 9/27/18, due 1/24/19; proceeds $50,447; fully collateralized by various Corporate Bonds; 2.95% - 12.50% due 5/1/19 - 10/1/46 (e); valued at $52,992) (12/20/18)	50,000	50,000
	Face Amount (000)	Value (000)
Scotia Capital USA, Inc., (2.37%, dated 9/28/18, due 10/1/18; proceeds $434,086; fully collateralized by various Corporate Bonds; 3.75% - 9.00% due 11/15/18 - 10/15/27; valued at $460,050)	$434,000	$434,000
Wells Fargo Securities LLC, (2.77%, dated 9/20/18, due 12/18/18; proceeds $40,274; fully collateralized by various Corporate Bonds; 5.13% - 10.75% due 5/1/20 - 5/15/24; valued at $42,453)	40,000	40,000
Wells Fargo Securities LLC, (2.77%, dated 9/21/18, due 12/19/18; proceeds $40,274; fully collateralized by various Corporate Bonds; 5.00% - 10.75% due 2/15/21 - 2/15/28; valued at $42,395)	40,000	40,000
Total Repurchase Agreements (Cost $1,936,000)		1,936,000
Total Investments (102.4%) (Cost $11,091,360) (f)(g)		11,094,710
Liabilities in Excess of Other Assets (–2.4%)		(265,111)
Net Assets (100.0%)		$10,829,599

(a)  All or a portion of the security is subject to delayed delivery.

(b)  The rates shown are the effective yields at the date of purchase.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Floating or Variable rate securities: The rates disclosed are as of September 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(e)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2018.

(f)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(g)  At September 30, 2018, the aggregate cost for federal income tax purposes is approximately $11,091,360,000. The aggregate gross unrealized appreciation is approximately $3,576,000 and the aggregate gross unrealized depreciation is approximately $226,000, resulting in net unrealized appreciation of approximately $3,350,000.

LIBOR  London Interbank Offered Rate.

USD  United States Dollar.

Portfolio Composition

Classification	Percentage of Total Investments
Floating Rate Notes	69.7%
Repurchase Agreements	17.5
Commercial Paper	6.5
Other*	6.3
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.
The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Ultra-Short Income Portfolio

Statement of Assets and Liabilities	September 30, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $11,091,360, including value of repurchases agreements of $1,936,000)	$11,094,710
Cash	511
Receivable for Fund Shares Sold	58,402
Receivable for Investments Sold	49,997
Interest Receivable	15,782
Other Assets	805
Total Assets	11,220,207
Liabilities:
Payable for Investments Purchased	343,249
Payable for Fund Shares Redeemed	41,119
Payable for Advisory Fees	3,210
Payable for Shareholder Services Fees — Institutional Class	109
Payable for Shareholder Services Fees — Class A	1,254
Payable for Administration Fees	703
Dividends Payable	608
Payable for Professional Fees	78
Payable for Custodian Fees	60
Payable for Transfer Agency Fees — Class IR	2
Payable for Transfer Agency Fees — Institutional Class	1
Payable for Transfer Agency Fees — Class A	3
Other Liabilities	212
Total Liabilities	390,608
Net Assets	$10,829,599
Net Assets Consist Of:
Paid-in-Capital	$10,825,578
Total Distributable Earnings (Loss)	4,021
Net Assets	$10,829,599
CLASS IR:
Net Assets	$1,840,647
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	183,811,846
Net Asset Value, Offering and Redemption Price Per Share	$10.01
Institutional Class:
Net Assets	$2,722,775
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	271,991,525
Net Asset Value, Offering and Redemption Price Per Share	$10.01
CLASS A:
Net Assets	$6,266,177
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	625,979,825
Net Asset Value, Offering and Redemption Price Per Share	$10.01

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Ultra-Short Income Portfolio

Statement of Operations	Year Ended September 30, 2018 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$160,559
Expenses:
Advisory Fees (Note B)	15,057
Shareholder Services Fees — Institutional Class (Note D)	1,023
Shareholder Services Fees — Class A (Note D)	9,898
Administration Fees (Note C)	6,023
Registration Fees	779
Custodian Fees (Note F)	188
Trustees' Fees and Expenses	165
Professional Fees	125
Shareholder Reporting Fees	55
Transfer Agency Fees — Class IR (Note E)	5
Transfer Agency Fees — Institutional Class (Note E)	2
Transfer Agency Fees — Class A (Note E)	7
Pricing Fees	12
Other Expenses	169
Total Expenses	33,508
Waiver of Advisory Fees (Note B)	(5,256)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(3)
Reimbursement of Class Specific Expenses — Institutional Class (Note B)	(3)
Net Expenses	28,246
Net Investment Income	132,313
Realized Gain:
Investments Sold	805
Change in Unrealized Appreciation (Depreciation):
Investments	1,501
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	2,306
Net Increase in Net Assets Resulting from Operations	$134,619

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Ultra-Short Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2018 (000)	Year Ended September 30, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$132,313	$31,934
Net Realized Gain	805	344
Net Change in Unrealized Appreciation (Depreciation)	1,501	1,700
Net Increase in Net Assets Resulting from Operations	134,619	33,978
Dividends and Distributions to Shareholders:
Class IR	(28,414)	(7,253)*
Institutional Class	(37,642)	(12,220)*
Class A	(66,548)	(12,660)*
Total Dividends and Distributions to Shareholders	(132,604)	(32,133)
Capital Share Transactions:(1)
Class IR:
Subscribed	3,349,474	1,819,409
Distributions Reinvested	23,263	5,461
Redeemed	(2,654,971)	(979,149)
Institutional Class:
Subscribed	2,761,966	3,111,830
Distributions Reinvested	37,701	12,171
Redeemed	(1,772,991)	(1,625,188)
Class A:
Subscribed	8,059,575	4,070,183
Distributions Reinvested	66,612	12,590
Redeemed	(4,442,565)	(1,666,600)
Net Increase in Net Assets Resulting from Capital Share Transactions	5,428,064	4,760,707
Total Increase in Net Assets	5,430,079	4,762,552
Net Assets:
Beginning of Period	5,399,520	636,968
End of Period	$10,829,599	$5,399,520 †
(1) Capital Share Transactions:
Class IR:
Shares Subscribed	334,613	181,762
Shares Issued on Distributions Reinvested	2,324	545
Shares Redeemed	(265,232)	(97,824)
Net Increase in Class IR Shares Outstanding	71,705	84,483
Institutional Class:
Shares Subscribed	275,934	311,017
Shares Issued on Distributions Reinvested	3,767	1,216
Shares Redeemed	(177,139)	(162,409)
Net Increase in Institutional Class Shares Outstanding	102,562	149,824
Class A:
Shares Subscribed	805,218	406,818
Shares Issued on Distributions Reinvested	6,655	1,258
Shares Redeemed	(443,874)	(166,547)
Net Increase in Class A Shares Outstanding	367,999	241,529

The following information was previously reported in the September 30, 2017 financial statements. The distribution information for the year ended September 30, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the September 30, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended September 30, 2017 were as follows:

Class IR:
Net Investment Income	$(7,247)
Net Realized Gain	$(6)
Institutional Class:
Net Investment Income	$(12,198)
Net Realized Gain	$(22)
Class A:
Net Investment Income	$(12,636)
Net Realized Gain	$(24)

†  Distributions in Excess of Net Investment Income for the year ended September 30, 2017 was $(171).

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

Ultra-Short Income Portfolio

	Class IR
	Year Ended September 30,				Period from April 28, 2016(1) to
Selected Per Share Data and Ratios	2018		2017		September 30, 2016
Net Asset Value, Beginning of Period	$10.01		$10.00		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.19		0.12		0.03
Net Realized and Unrealized Gain (Loss)	(0.01)		0.00	(3)	0.00	(3)
Total from Investment Operations	0.18		0.12		0.03
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		(0.11)		(0.03)
Net Realized Gain	(0.00	)(3)	(0.00	)(3)	—
Total Distributions	(0.18)		(0.11)		(0.03)
Net Asset Value, End of Period	$10.01		$10.01		$10.00
Total Return(4)	1.87%		1.18%		0.26	%(5)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,840,647		$1,122,452		$276,348
Ratio of Expenses to Average Net Assets(8)	0.23%		0.22%		0.18	%(6)
Ratio of Net Investment Income to Average Net Assets(8)	1.86%		1.16%		0.61	%(6)
Portfolio Turnover Rate	N/A(7)		N/A(7)		N/A(7)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.30%		0.30%		0.42	%(6)
Net Investment Income to Average Net Assets	1.79%		1.08%		0.37	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

(7)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

Ultra-Short Income Portfolio

	Institutional Class
	Year Ended September 30,				Period from April 28, 2016(1) to
Selected Per Share Data and Ratios	2018		2017		September 30, 2016
Net Asset Value, Beginning of Period	$10.01		$10.00		$10.00
Income from Investment Operations:
Net Investment Income(2)	0.18		0.11		0.02
Net Realized and Unrealized Gain	0.00	(3)	0.00	(3)	0.00	(3)
Total from Investment Operations	0.18		0.11		0.02
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		(0.10)		(0.02)
Net Realized Gain	(0.00	)(3)	(0.00	)(3)	—
Total Distributions	(0.18)		(0.10)		(0.02)
Net Asset Value, End of Period	$10.01		$10.01		$10.00
Total Return(4)	1.82%		1.13%		0.24	%(5)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,722,775		$1,695,589		$196,092
Ratio of Expenses to Average Net Assets(8)	0.28%		0.27%		0.23	%(6)
Ratio of Net Investment Income to Average Net Assets(8)	1.84%		1.09%		0.65	%(6)
Portfolio Turnover Rate	N/A(7)		N/A(7)		N/A(7)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.35%		0.35%		0.48	%(6)
Net Investment Income to Average Net Assets	1.77%		1.01%		0.40	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

(7)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Financial Highlights

Ultra-Short Income Portfolio

	Class A
	Year Ended September 30,				Period from April 28, 2016(1) to
Selected Per Share Data and Ratios	2018		2017		September 30, 2016
Net Asset Value, Beginning of Period	$10.01		$10.00		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.17		0.09		0.01
Net Realized and Unrealized Gain (Loss)	(0.01)		0.00	(3)	0.00	(3)
Total from Investment Operations	0.16		0.09		0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.08)		(0.01)
Net Realized Gain	(0.00	)(3)	(0.00	)(3)	—
Total Distributions	(0.16)		(0.08)		(0.01)
Net Asset Value, End of Period	$10.01		$10.01		$10.00
Total Return(4)	1.61%		0.92%		0.14	%(5)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,266,177		$2,581,479		$164,528
Ratio of Expenses to Average Net Assets(8)	0.48%		0.47%		0.44	%(6)
Ratio of Net Investment Income to Average Net Assets(8)	1.68%		0.91%		0.48	%(6)
Portfolio Turnover Rate	N/A(7)		N/A(7)		N/A(7)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.55%		0.55%		0.68	%(6)
Net Investment Income to Average Net Assets	1.61%		0.83%		0.24	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

(7)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund", collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Ultra-Short Income Portfolio. The Fund seeks current income with capital preservation while maintaining liquidity. The Fund offers three classes of shares — Class IR, Institutional Class and Class A.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; and (2) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Short-Term Investments
Certificates of Deposit	$—	$273,242	$—	$273,242
Commercial Paper	—	721,468	—	721,468
Corporate Bonds	—	426,730	—	426,730
Floating Rate Notes	—	7,737,270	—	7,737,270
Repurchase Agreements	—	1,936,000	—	1,936,000
Total Short-Term Investments	—	11,094,710	—	11,094,710
Total Assets	$—	$11,094,710	$—	$11,094,710

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

maintained by the custodian for investment companies advised by the Fund's Adviser. The Fund will participate on a pro rata basis with the other investment companies in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Repurchase agreements are subject to Master Repurchase Agreements which are agreements between the Fund and its counterparties that typically include provisions which provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated on the Portfolio of Investments, the cash or securities to be repurchased exceeds the repurchase price to be paid under the repurchase agreement reducing the net settlement amount to zero.

4.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

5.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the close of each business day. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services and transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.20% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.25% for Class IR shares, 0.30% for Institutional Class shares and 0.55% for Class A shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. In addition, the Adviser may make additional voluntary fee waivers and/or expense reimbursements. The ratios of expenses to average net assets disclosed in the Fund's Financial Highlights may be lower than the maximum expense ratios

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

due to these additional fee waivers and/or expense reimbursements. The Adviser may also waive additional advisory fees and/or reimburse expenses to enable the Fund to maintain a minimum level of daily net investment income. For the year ended September 30, 2018, approximately $5,256,000 of advisory fees were waived and approximately $6,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to the Institutional Class shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.05% of the Fund's average daily net assets attributable to the Institutional Class shares.

The Trust has adopted a Shareholder Services Plan with respect to the Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to the Class A shares.

The shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Institutional Class and Class A shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Trust pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services to the Fund with respect to certain direct transactions with the Fund.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Notes to Financial Statements (cont'd)

and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the three-year period ended September 30, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for U.S. GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From: Ordinary Income (000)	2017 Distributions Paid From: Ordinary Income (000)
$132,604	$32,133

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to nondeductible expenses, resulted in the following reclassifications among the components of net assets at September 30, 2018:

Total Distributable Earnings (Loss) (000)	Paid-in- Capital (000)
$—	$—

At September 30, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,530	$5

I. Credit Facility: The Trust and other Morgan Stanley funds participate in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 91.6%.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the "ASU") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Ultra-Short Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ultra-Short Income Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from April 28, 2016 (commencement of operations) through September 30, 2016 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from April 28, 2016 (commencement of operations) through September 30, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 20, 2018

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2017, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-year period and the period since the end of April 2016, the month of the Fund's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program(2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	87	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTUSIANN
2289921 EXP 11.30.19

Item 2.  Code of Ethics.

(a)                                 The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The registrant’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2018

	Registrant		Covered Entities(1)
Audit Fees	$564,929		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$50,330	(3)	$11,463,155	(4)
All Other Fees	$—		$73,115	(5)
Total Non-Audit Fees	$50,330		$11,536,270

Total	$615,259		$11,536,270

2017

	Registrant		Covered Entities(1)
Audit Fees	$551,151		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$45,000	(3)	$10,659,594	(4)
All Other Fees	$—		$247,388	(5)
Total Non-Audit Fees	$45,000		$10,906,982

Total	$596,151		$10,906,982

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 15 AND 16, 2016(3)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

(3)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered.  The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee or Chairman of the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Financial and

Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the

Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5.         Audit Committee of Listed Registrants.

(a)         The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and W. Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund Trust

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
November 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
November 15, 2018

/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 15, 2018